                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY
                 ==============================================

                     $35,000,000 SECOND AMENDED AND RESTATED

                                CREDIT AGREEMENT

                            DATED AS OF JULY 19, 2001

                                  BY AND AMONG

                            LIFE TIME FITNESS, INC.,
                                  AS BORROWER,

                           ANTARES CAPITAL CORPORATION
              FOR ITSELF, AS A LENDER AND AS AGENT FOR ALL LENDERS

                                       AND

                                   BNP PARIBAS
               FOR ITSELF, AS A LENDER AND AS DOCUMENTATION AGENT

                                       AND

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO
                                   AS LENDERS

                 ==============================================

                                TABLE OF CONTENTS


ARTICLE I - THE CREDITS.........................................................   1
     1.1 Amounts and Terms of Commitments.......................................   1
     1.2 Notes..................................................................   4
     1.3 Interest...............................................................   4
     1.4 Loan Accounts..........................................................   5
     1.5 Procedure for Revolving Credit Borrowing...............................   5
     1.6 Conversion and Continuation Elections..................................   6
     1.7 INTENTIONALLY OMITTED..................................................   7
     1.8 Mandatory Prepayments of Loans and Commitment Reductions...............   7
     1.9 Fees...................................................................   9
     1.10 Payments by the Borrower..............................................   9
     1.11 Payments by the Lenders to the Agent..................................  10

ARTICLE II - CONDITIONS PRECEDENT...............................................  10
     2.1 Conditions of Initial Loans............................................  10
     2.2 Conditions to All Borrowings...........................................  13

ARTICLE III - REPRESENTATIONS AND WARRANTIES....................................  14
     3.1 Corporate Existence and Power..........................................  14
     3.2 Corporate Authorization, No Contravention..............................  15
     3.3 Governmental Authorization.............................................  15
     3.4 Binding Effect.........................................................  15
     3.5 Litigation.............................................................  16
     3.6 No Default.............................................................  16
     3.7 ERISA Compliance.......................................................  16
     3.8 Use of Proceeds; Margin Regulations....................................  16
     3.9 Title to Property; Real Property.......................................  17
     3.10 Taxes.................................................................  17
     3.11 Financial Condition...................................................  17
     3.12 Environmental Matters.................................................  17
     3.13 Collateral Documents..................................................  18
     3.14 Regulated Entities....................................................  18
     3.15 Solvency..............................................................  18
     3.16 Labor Relations.......................................................  18
     3.17 Copyrights, Patents, Trademarks and Licenses, etc.....................  18
     3.18 Subsidiaries..........................................................  19
     3.19 Brokers' Fees; Transaction Fees.......................................  19
     3.20 Insurance.............................................................  19
     3.21 Legal Names, Location of Properties, Bank Accounts....................  19
     3.22 Intentionally Omitted.................................................  20
     3.23 Material Contracts....................................................  20
     3.24 Full Disclosure.......................................................  20

ARTICLE IV - AFFIRMATIVE COVENANTS..............................................  20

     4.1 Financial Statements...................................................  20
     4.2 Certificates; Availability Certificates; Other Information.............  21
     4.3 Notices................................................................  22
     4.4 Preservation of Corporate Existence, Etc...............................  24
     4.5 Maintenance of Property................................................  24
     4.6 Insurance..............................................................  24
     4.7 Payment of Obligations.................................................  25
     4.8 Compliance with Laws...................................................  26
     4.9 Inspection of Property and Books and Records...........................  26
     4.10 Use of Proceeds.......................................................  26
     4.11 Solvency..............................................................  27
     4.12 Key Man Life Insurance................................................  27
     4.13 RE Holdings Leases....................................................  27
     4.14 TIAA Subsidiary Leases................................................  28
     4.15 Mandatory Dividends...................................................  28
     4.16 Rent Reserve..........................................................  29
     4.17 Further Assurances; Post Closing Deliveries...........................  29
     4.18 Acquisitions and Ownership of Real Property...........................  32
     4.19 Additional Equity.....................................................  33

ARTICLE V - NEGATIVE COVENANTS..................................................  33
     5.1 Limitation on Liens....................................................  33
     5.2 Disposition of Assets..................................................  34
     5.3 Consolidations and Mergers.............................................  36
     5.4 Loans and Investments..................................................  36
     5.5 Limitation on Indebtedness.............................................  37
     5.6 Transactions with Affiliates...........................................  39
     5.7 Management Fees and Compensation.......................................  39
     5.8 Use of Proceeds........................................................  39
     5.9 Contingent Obligations.................................................  39
     5.10 Compliance with ERISA.................................................  40
     5.11 Restricted Payments...................................................  40
     5.12 Change in Business....................................................  41
     5.13 Change in Structure...................................................  41
     5.14 Accounting Changes....................................................  41
     5.15 Amendments to Related Agreements......................................  41
     5.16 No Acquisitions.......................................................  42
     5.17 No Changes of Name or Collateral Locations............................  42
     5.18 Bank Accounts.........................................................  42
     5.19 Business of RE Holdings...............................................  42
     5.20 Business of FCA Restaurant Holdings...................................  42
     5.21 Business of the TIAA Subsidiaries.....................................  42
     5.22 Business of FCA Construction Holdings.................................  42

ARTICLE VI - FINANCIAL COVENANTS................................................  42
     6.1 Capital Expenditures...................................................  43
     6.2 Senior Leverage Ratio..................................................  43

     6.3 Total Leverage Ratio...................................................  43
     6.4 Fixed Charge Coverage Ratio............................................  43
     6.5 Interest Coverage Ratio................................................  43
     6.6 Adjusted Total Leverage Ratio..........................................  43
     6.7 Loan to Value Ratio....................................................  43

ARTICLE VII - EVENTS OF DEFAULT.................................................  44
     7.1 Event of Default.......................................................  44
     7.2 Remedies...............................................................  46
     7.3 Rights Not Exclusive...................................................  47
     7.4 Cash Collateral for Letters of Credit..................................  47

ARTICLE VIII - THE AGENT........................................................  47
     8.1 Appointment and Authorization..........................................  47
     8.2 Delegation of Duties...................................................  47
     8.3 Liability of Agent.....................................................  48
     8.4 Reliance by Agent......................................................  48
     8.5 Notice of Default......................................................  48
     8.6 Credit Decision........................................................  48
     8.7 Indemnification........................................................  49
     8.8 Agent in Individual Capacity...........................................  50
     8.9 Successor Agent........................................................  50
     8.10 Collateral Matters....................................................  50
     8.11 Documentation Agent...................................................  51

ARTICLE IX - MISCELLANEOUS......................................................  51
     9.1 Amendments and Waivers.................................................  51
     9.2 Notices................................................................  52
     9.3 No Waiver; Cumulative Remedies.........................................  52
     9.4 Costs and Expenses.....................................................  53
     9.5 Indemnity..............................................................  53
     9.6 Marshaling; Payments Set Aside.........................................  54
     9.7 Successors and Assigns.................................................  54
     9.8 Assignments, Participations, etc.......................................  55
     9.9 Confidentiality........................................................  56
     9.10 Set-off, Sharing of Payments..........................................  57
     9.11 Notification of Addresses, Lending Offices, Etc.......................  58
     9.12 Counterparts..........................................................  58
     9.13 Severability..........................................................  58
     9.14 Captions..............................................................  58
     9.15 Independence of Provisions............................................  58
     9.16 Interpretation........................................................  58
     9.17 No Third Parties Benefited............................................  58
     9.18 Governing Law and Jurisdiction........................................  58
     9.19 Waiver of Jury Trial..................................................  59
     9.20 Entire Agreement; Release.............................................  60
     9.21 Subordination to Equipment Lender, in Respect of Certain Equipment....  60

ARTICLE X - TAXES, YIELD PROTECTION AND ILLEGALITY..............................  60
     10.1 Taxes.................................................................  60
     10.2 Illegality............................................................  62
     10.3 Increased Costs and Reduction of Return...............................  63
     10.4 Funding Losses........................................................  64
     10.5 Inability to Determine Rates..........................................  64
     10.6 Reserves on LIBOR Rate Loans..........................................  65
     10.7 Certificates of Lenders...............................................  65
     10.8 Survival..............................................................  65
     10.9 Replacement of Lender in Respect of Increased Costs..................   65

ARTICLE XI - DEFINITIONS..........................................................65
     11.1 Defined Terms.........................................................  65
     11.2 Other Interpretive Provisions.........................................  85
     11.3 Accounting Principles.................................................  86

                         SCHEDULES

     Schedule 1.1(a)                      Revolving loan Commitments
     Schedule 3.2                         Capitalization
     Schedule 3.5                         Litigation
     Schedule 3.7                         ERISA
     Schedule 3.9                         Real Property
     Schedule 3.17                        Intellectual Property
     Schedule 3.21A                       Names FEINs, Chief Executive Offices
     Schedule 3.21B                       Collateral Locations
     Schedule 3.21C                       Bank Accounts
     Schedule 3.23                        Material Contracts
     Schedule 4.6                         Insurance
     Schedule 5.1                         Liens
     Schedule 5.5                         Indebtedness
     Schedule 5.9                         Contingent Obligations
     Schedule 9.21                        Leased Equipment

                          EXHIBITS

     Exhibit 4.2(b)                       Compliance Certificate
     Exhibit 4.13                         RE Holdings Lease
     Exhibit 4.14                         TIAA Subsidiary Lease
     Exhibit 11.1(a)                      Availability Certificate
     Exhibit 11.1(b)                      Notice of Borrowing
     Exhibit 11.1(c)                      Notice of Continuation/Conversion
     Exhibit 11.1(d)                      Revolving Note
     Exhibit 11.1e)                       Term Note
     Exhibit 11.1(f)                      Rent Reserve Account Agreement

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDED AND RESTATED CREDIT AGREEMENT as it may be amended, modified or supplemented from time to time, (this "Agreement") is entered into as of July 19, 2001 by and among LIFE TIME FITNESS, Inc., a Minnesota corporation (the "Borrower"), Antares Capital Corporation, a Delaware corporation ("Antares"), as Agent for the several financial institutions from time to time party to this Agreement (collectively, the "Lenders" and individually each a "Lender") and for itself as a Lender, BNP Paribas, a French banking corporation ("BNPP"), as a Lender and as Documentation Agent, and Chase Manhattan Bank, as trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999 ("Chase"), as a Lender.

                                   WITNESSETH:

         WHEREAS, Borrower is in the business of developing and operating health and fitness facilities and Borrower desires to develop future health and fitness facilities which Borrower may own or lease from other Persons, or develop future health and fitness facilities on real property which one of its wholly owned Subsidiaries has acquired and leased, or will acquire and lease, to Borrower pursuant to long-term lease agreements; and

         WHEREAS, Antares, Chase and Borrower are all of the parties to a certain Amended and Restated Credit Agreement dated as of October 11, 2000, as amended (the "Existing Credit Agreement"); and

         WHEREAS, Borrower has requested that the credit facilities under the Existing Credit Agreement be increased to up to $35,000,000 and that BNPP become a Lender thereunder, and, subject to the terms and conditions of this Amendment, Antares, Chase and BNPP are agreeable to such request;

         WHEREAS, the parties agree that in connection with the foregoing, it is advantageous to restate the terms and provisions of the Existing Credit Agreement as the same are to be amended in a single agreement, as hereinafter provided;

         NOW, THEREFORE, the parties agree that the Existing Credit Agreement shall be amended and restated in its entirety in this Agreement, and intending to be legally bound hereby the parties further agree as follows:

                             ARTICLE I - THE CREDITS

         1.1 Amounts and Terms of Commitments.

         (a) The Revolving Credit. From and after the Effective Date, each Lender severally and not jointly agrees to make Loans to the Borrower (each such Loan, a "Revolving Loan") from time to time on any Business Day during the period from the Effective Date to the Revolving Termination Date, in an aggregate amount not to exceed the amount set forth opposite the Lender's name in Schedule 1.1(a) under the heading "Revolving Loan Commitment" (such amount, as the same may be reduced from time to time pursuant to subsection 1.8(c) hereof or as a result of one or more assignments pursuant to Section 9.8, being referred to herein as such Lender's "Revolving Loan Commitment"); provided that no Lender shall be obligated to make a Revolving Loan if, after giving effect thereto

                  (i) the aggregate principal amount of all outstanding Revolving Loans plus all Letter of Credit Participation Liability would exceed the Maximum Revolving Loan Balance (calculated on a pro forma basis giving effect to such Revolving Loan), or

                  (ii) the Adjusted Total Leverage Ratio (calculated on a pro forma basis giving effect to such Revolving Loan) would exceed 4.00 to 1.00; or

                  (iii) the Total Leverage Ratio (calculated on a pro forma basis giving effect to such Revolving Loan) would exceed 4.50 to 1.00; or

                  (iv) if the proceeds of such Revolving Loan are to be used in whole or in part to fund the purchase or acquisition of real Property, after funding of such Revolving Loan, Availability would be less than $2,000,000.

Subject to the terms and conditions of this Agreement, amounts borrowed under this Section 1.1(a) may be repaid and reborrowed from time to time.

         (b) Lender Letters of Credit and Letter of Credit Participation Agreements. In addition to obtaining Revolving Loans, the Borrower may utilize the Revolving Loan Commitment to obtain (i) letters of credit issued by the Agent (each such letter of credit, a "Lender Letter of Credit") or (ii) letter of credit participation agreements issued by Agent (each such letter of credit participation, a "Letter of Credit Participation Agreement") which confirm payment to banks (whether or not such banks are Lenders) which issue letters of credit for the account of Borrower on behalf of each Lender having a Revolving Loan Commitment (severally and not jointly) according to such Lender's Revolving Loan Commitment. Lender Letter of Credit and Letter of Credit Participation Agreements are collectively referred to herein as "L/C Facilities". Notwithstanding the foregoing, the Agent shall have no obligation to issue a L/C Facility for the benefit of Borrower if, after giving effect thereto, (x) any of the conditions described in items (i), (ii), (iii) or (iv) of Section 1.1(a) would exist, or (y) the aggregate amount of the Letter of Credit Participation Liability would exceed $3,000,000 plus, during the period while the TIAA Letter of Credit is outstanding, the aggregate undrawn amount available for drawing thereunder. Notwithstanding anything else contained in this Agreement, the Borrower may not request issuance of, and the Agent and the Lenders shall have no obligation hereunder to issue or cause the issuance of (or extend the maturity of), the TIAA Letter of Credit except pursuant to consummation of the TIAA Transaction, and the face amount of the TIAA Letter of Credit, when issued, shall not exceed $5,000,000.

         The Borrower shall be irrevocably and unconditionally obligated without presentment, demand, protest or other formalities of any kind, to reimburse the Agent for any amounts paid by the Agent under any L/C Facility within one (1) Business Day after notice to Borrower thereof. The Borrower hereby authorizes and directs the Lenders with Revolving Loan Commitments, at the Agent's option, to make a Revolving Loan and fund the proceeds thereof directly to the

Agent in the amount of any payment made by the Agent with respect to any L/C Facility. All amounts paid by the Agent with respect to any L/C Facility that are not repaid by Borrower within one (1) Business Day after notice to Borrower thereof, with the proceeds of a Revolving Loan or otherwise, shall bear interest at the interest rate then applicable to Revolving Loans, calculated using the Base Rate and the Applicable Margin in effect, and, if applicable under Section 1.3(c) hereof, the additional two percent (2.0%) per annum provided for therein. Each Lender agrees to fund its Commitment Percentage of any Revolving Loan made pursuant to this Section 1.1(b) and, if no such Revolving Loans are made, each Lender with a Revolving Loan Commitment agrees to purchase, and shall be deemed to have purchased, a participation in such L/C Facility in an amount equal to its ratable share of such L/C Facility based upon the Revolving Loan Commitments then in effect and each such Lender agrees to pay to the Agent such share of any payments made by the Agent under such L/C Facility. The obligations of each Lender under the preceding two (2) sentences shall be absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuation of an Event of Default or Default or the failure to satisfy any condition set forth in Sections 2.2 or 2.3 hereof.

         Borrower may request and use a L/C Facility for the same purpose as any Revolving Loan, or, with respect to the TIAA Letter of Credit, to secure the TIAA Facilities, or, with respect to the U.S. Bank Letter of Credit, to secure the U.S. Bank Facilities, but for no other purposes. Any L/C Facility and any letter of credit or written contract for which Borrower requests a Letter of Credit Participation Agreement shall be in such form, be for such amount, and contain such terms as are reasonably satisfactory to Agent.

         The expiration date of each Lender Letter of Credit shall be on a date which is no later than the Revolving Termination Date. Each Letter of Credit Participation Agreement shall provide that the Letter of Credit Participation Agreement terminates and all demands or claims for payment must be presented by a date certain, which date will be the earlier of (a) one year from its date of issuance plus options to renew for additional one year periods, or as otherwise provided in the letter of credit, or (b) the Revolving Termination Date.

         Borrower shall give the Agent at least ten (10) Business Days prior notice specifying the date a L/C Facility is to be issued, identifying the beneficiary thereof, and describing the nature of the transactions proposed to be supported thereby. The notice shall specify the same information and contain the same certifications which Section 1.5 requires be included in a Notice of Borrowing and the Agent's obligation to establish an L/C Facility shall be subject to the same conditions precedent as those for making a Revolving Loan. The notice shall also be accompanied by the drawing terms for the Lender Letter of Credit or form of each letter of credit or other written contract which will be supported by the Letter of Credit Participation Agreement.

         (c) Term Loans. As of the date hereof, $5,000,000.00 in aggregate outstanding principal amount of term loans have been funded by Antares and Chase to Borrower as follows: $443,766.79 by Antares and $4,556,233.21 by Chase (collectively, with the new term loan referred to in the next sentence, the "Term Loans"). On the Effective Date, BNPP shall make a term loan to Borrower in the principal amount of $5,000,000. The maturity date of all of the Term Loans shall be the Revolving Termination Date, when the outstanding principal balance of the Term Loans shall be due and payable in full in a single installment. The outstanding principal balance of the Term Loans shall bear interest from time to time in accordance with Sections 1.3 and 1.6 hereof.

         1.2 Notes. The Revolving Loans made by each Lender with a Revolving Loan Commitment shall be evidenced by a Revolving Note payable to the order of such Lender in an amount equal to such Lender's Revolving Loan Commitment. The Term Loans outstanding to each Lender shall be evidenced by a Term Note payable to the order of such Lender in the amount of such Lender's Term Loan. At Closing on the Effective Date, (a) the existing revolving and term notes held by Antares will be amended and restated to reflect the Revolving Loan Commitment and Term Loan held by Antares, and (b) a new Term Note will be issued to BNPP reflecting its Term Loan and a new Revolving Note will be issued to BNPP reflecting its Revolving Loan Commitment.

         1.3 Interest. (a) Subject to subsections 1.3(c) and 1.3(d), each Loan shall bear interest on the outstanding principal amount thereof from the date when made at a rate per annum equal to the LIBOR or the Base Rate, as the case may be, plus the Applicable Margin, as the same may be adjusted pursuant to the provisions of the definition of Applicable Margin. The Applicable Margin for Loans shall be subject to adjustment as set forth in the definition of Applicable Margin. The Agent will with reasonable promptness notify the Borrower and the Lenders of the effective date and the amount of each such change, provided that any failure to do so shall not relieve the Borrower of any liability hereunder or provide the basis for any claim against the Agent. Each determination of an interest rate by the Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of demonstrative error. All computations of fees and interest payable under this Agreement shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

         (b) All interest accrued on a Loan shall be paid in arrears on each Interest Payment Date. All accrued interest on a Loan shall also be paid on the date of any payment or prepayment of such Loan in full.

         (c) At the election of the Required Lenders while (i) any Event of Default described in Section 7.1(a) or Section 7.1(c) (to the extent such Event of Default involves the Borrower's failure to perform any term, covenant or agreement contained in Articles V or VI) exists and continues or (ii) any other Event of Default (A) exists and continues for a period of at least five (5) consecutive days or (B) which has occurred on two or more occasions exists and continues, the Borrower shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the Obligations, at a rate per annum which is determined by adding two percent (2.0%) per annum to the Applicable Margin then in effect for such Loans (plus the LIBOR or Base Rate, as the case may be) and, in the case of Obligations not subject to an Applicable Margin (other than the fees described in Section 1.9), at a rate per annum equal to the Base Rate plus two percent (2.0%); provided, however, that, except as otherwise permitted pursuant to Section 1.6(e), on and after the expiration of any Interest Period applicable to any LIBOR Rate Loan outstanding on the date of occurrence of such Event of Default, the principal amount of such Loan shall, during the continuation of such Event of Default, bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin plus two percent (2.0%).

         (d) Anything herein to the contrary notwithstanding, the obligations of the Borrower hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

         1.4 Loan Accounts. The Agent, on behalf of the Lenders, shall record on its books and records the amount of each Loan made, the interest rate applicable, all payments of principal and interest thereon and the principal balance thereof from time to time outstanding. The Agent shall deliver to the Borrower on a monthly basis a loan statement setting forth such record for the immediately preceding month. Such record shall, absent demonstrative error, be conclusive evidence of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so, or any failure to deliver such loan statement shall not, however, limit or otherwise affect the obligation of the Borrower hereunder (and under the Revolving Note) to pay any amount owing with respect to the Loans or provide the basis for any claim against the Agent.

         1.5 Procedure for Revolving Credit Borrowing. (a) Each Borrowing under the Revolving Loan shall be made upon the Borrower's irrevocable (subject to Section 10.5 hereof) written notice delivered to the Agent in the form of a Notice of Borrowing, which notice must be received by the Agent prior to 10:30 a.m. (Chicago time) (i) on the date which is one (1) Business Day prior to the requested Borrowing date of each Base Rate Loan, and (ii) on the day which is three (3) Business Days prior to the requested Borrowing date in the case of each LIBOR Rate Loan; provided that the Borrower may give notice of the requested Borrowing to the Agent by telephone call, with such notice confirmed not later than the following Business Day by delivery to the Agent of a signed Notice of Borrowing; provided further, that the Agent shall have no obligation to act with respect to any Notice of Borrowing until a signed Notice of Borrowing is received by the Agent. Such Notice of Borrowing shall specify (and attach where applicable):

                  (A) the amount of the Borrowing (which shall be in an aggregate minimum principal amount of $200,000 and multiples of $50,000 in excess thereof);

                  (B) the requested Borrowing date, which shall be a Business
         Day;

                  (C) whether the Borrowing is to be comprised of LIBOR Rate Loans or Base Rate Loans;

                  (D) if the Borrowing is to be LIBOR Rate Loans, the Interest Period applicable to such Loans.

                  (E) whether such Borrowing will be a Working Capital Borrowing, a Leasehold Improvement Project Borrowing, a Project Investment Borrowing, or an Excess Project Investment Borrowing (which designation will be certified);

                  (F) if the Borrowing is a Project Investment Borrowing or a Leasehold Improvement Project, the cost categories specified in the Good Faith Project Budget for the applicable Project which the Borrowing will be used to pay; and

                  (G) if the Borrowing is an Excess Project Investment Borrowing, (x) the cost categories specified in the Good Faith Project Budget for the applicable Project which the Borrowing will be used to pay, (y) a detailed, narrative explanation of any variation between the amount of the Borrowing requested and the amount estimated to be required for the same categories of cost in the Good Faith Project Budget, and (z) all invoices, certificates of completion, bills of sale and other documents as the Agent may in its discretion require to evidence the use of the Borrowing for the specified purposes consistent with the Good Faith Project Budget and with good business and construction practices.

Borrower may request that Revolving Loans be made as LIBOR Rate Loans and that Loans be converted to or continued as LIBOR Rate Loans. The Agent shall have no duty to verify the authenticity or authority of any written or telephonic Notice of Borrowing.

         (b) Borrower shall not deliver a Notice of Borrowing or request for a L/C Facility to the Agent with respect to any Initial Project Borrowing, and no such Notice of Borrowing or request shall be effective, until at least seven (7) days following Borrower's delivery to the Agent of a Good Faith Project Budget with respect to that Project.

         (c) Upon receipt of the Notice of Borrowing, the Agent will promptly notify each Lender with a Commitment affected thereby of such Notice and of the amount of such Lender's Commitment Percentage of the Borrowing.

         (d) Unless Agent is otherwise directed in writing by Borrower, the proceeds of each requested Borrowing will be made available to the Borrower by the Agent by wire transfer (or ACH transfer) of such amount to the Borrower pursuant to the wire transfer instructions specified on the signature page hereto.

         1.6 Conversion and Continuation Elections. (a) Subject to Section 1.6(f), the Borrower may upon irrevocable (except as provided in Sections 10.2(c) and 10.5) written notice to the Agent in accordance with Section 1.6(b) elect to convert on any Business Day any Base Rate Loans into LIBOR Rate Loans or elect to continue on the last day of the applicable Interest Period any LIBOR Rate Loans having Interest Periods maturing on such day, in each instance, in whole or in part in an amount not less than $200,000, or that is in an integral multiple of $50,000 in excess thereof.

         (b) The Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 10:30 a.m. (Chicago time) at least three
(3) Business Days in advance of the requested Conversion Date or continuation date, specifying:

                  (i) the proposed Conversion Date or continuation date;

                  (ii) the aggregate amount of Loans to be converted or renewed; and

                  (iii) the duration of the requested Interest Period with respect to the Loans to be converted or continued as LIBOR Rate Loans.

         (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrower has failed to select timely a new Interest Period to be applicable to such LIBOR Rate Loans, or if any Event of Default shall then exist, except as otherwise permitted pursuant to Section 1.6(e) the Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such current Interest Period.

         (d) Upon receipt of a Notice of Conversion/Continuation, the Agent will promptly notify each Lender thereof. In addition, the Agent will, with reasonable promptness, notify the Borrower and the Lenders of each determination of a LIBOR Rate; provided that any failure to do so shall not relieve the Borrower of any liability hereunder or provide the basis for any claim against the Agent. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

         (e) Unless the Required Lenders shall otherwise agree, during the existence of an Event of Default, the Borrower may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

         (f) Notwithstanding any other provision contained in this Agreement, after giving effect to any Borrowing, or to any continuation or conversion of any Loans, there shall not be more than five (5) different Interest Periods in effect.

         1.7 INTENTIONALLY OMITTED.

         1.8 Mandatory Prepayments of Loans and Commitment Reductions.

         (a) Revolving Loan. If, at any time,

                  (i) the aggregate of the outstanding principal balance of the Revolving Loan and any then outstanding Letter of Credit Participation Liability exceeds the Maximum Revolving Loan Balance then in effect, or

                  (ii) the Adjusted Total Leverage Ratio for the twelve-month period ending on the last day of the preceding calendar month exceeds
         4.00 to 1.00; or

                  (iii) the Total Leverage Ratio for the twelve-month period ending on the last day of the preceding calendar month exceeds 4.50 to 1.00; or

                  (iv) after funding of a Revolving Loan the proceeds of which are used in whole or in part to fund the purchase or acquisition of real Property, Availability is less than $2,000,000;

then the Borrower shall promptly repay the Revolving Loan by such amount as shall cause such condition to no longer exist. In addition, the Borrower shall repay to the Lenders in full on the date specified in clause (a) of the definition of "Revolving Termination Date" the aggregate principal amount of the Revolving Loans outstanding on the Revolving Termination Date.

         (b) Asset Dispositions. If the Borrower or any of its Subsidiaries shall at any time or from time to time:

                  (i) make or agree to make a Disposition; or

                  (ii) suffer an Event of Loss; or

                  (iii) issue any equity or debt securities, other than as permitted by Sections 5.5(g) and (h) below and other than pursuant to an underwritten registered initial public offering of capital stock by the Borrower with gross proceeds of at least $25,000,000 (an "Issuance");

then:

                  (A) with respect to any Disposition or Event of Loss as to which the aggregate amount of the Net Proceeds received by Borrower and its Subsidiaries in connection with such Disposition or Event of Loss and all other Dispositions and Events of Loss occurring during the same fiscal year exceeds $250,000, then, except to the extent that such Net Proceeds belong to RE Holdings and are required to be otherwise applied pursuant to RE Holdings' obligations under the U.S. Bank Facilities or belong to a TIAA Subsidiary and are required to be otherwise applied pursuant to such TIAA's obligations under the TIAA Facility,

                           (x) the Borrower shall promptly notify the Agent of
                  such proposed Disposition or Event of Loss (including the amount of the estimated Net Proceeds to be received by the Borrower in respect thereof), and

                           (y) subject to the following sentence, promptly upon
                  receipt by the Borrower or its Subsidiary of the Net Proceeds of such Disposition or Event of Loss, the Borrower shall deliver such Net Proceeds to the Agent for distribution to the Lenders as a prepayment of the Loans, which prepayment shall be applied in accordance with Section 1.8(c) hereof. Notwithstanding the foregoing, such prepayment shall not be required if the Borrower reinvests the Net Proceeds of such Disposition, or a portion thereof, in productive assets of a kind then used or usable in the business of the Borrower within one hundred eighty (180) days after the date of such Disposition or enters into a binding commitment thereof within said one hundred eighty (180) day period and subsequently makes such reinvestment; and

                  (B) with respect to any Issuance, the aggregate amount of the proceeds received by Borrower and its Subsidiaries in connection with such Issuance, net of underwriters' fees and expenses and discounts and other costs incurred, shall be promptly (and in any event within five
         (5) Business Days of receipt thereof by Borrower or the applicable Subsidiary) delivered to the Agent for distribution to the Lenders as a prepayment of the Loans, which prepayment shall be applied in accordance with Section 1.8(c) hereof.

         (c) Application of Prepayments. Any prepayments pursuant to Sections 1.8(b) shall be applied first ratably to the Term Loans in permanent reduction of the outstanding principal balance of the Term Loans until the Term Loans shall be repaid in full, and then ratably to the Revolving Loans in permanent reduction of the outstanding principal balance thereof until the Revolving Loans shall have been repaid in full, and each Lender's Revolving Loan Commitment shall be correspondingly permanently reduced by the amount of each such repayment of the Revolving Loans. To the extent permitted by the foregoing sentence, amounts prepaid shall be applied first to any Base Rate Loans then outstanding and then to outstanding LIBOR Rate Loans with the shortest Interest Periods remaining. Together with each prepayment under this Section 1.8, the Borrower shall pay any amounts required pursuant to Section 10.4 hereof.

         1.9 Fees.

         (a) Intentionally Omitted.

         (b) Commitment Fee. Borrower shall pay to Agent, for the ratable benefit of the Lenders having Revolving Loan Commitments, a fee (the "Commitment Fee") in an amount equal to

                  (i) the Aggregate Revolving Loan Commitment, less

                  (ii) the average daily balance of all Revolving Loans outstanding during the preceding month, less

                  (iii) the Letter of Credit Participation Liability,

multiplied by one-half of one percent (0.5%) per annum, such fee to be payable monthly in arrears on the first day of the month following the date hereof and the first day of each month thereafter. The Commitment Fee provided in this
Section 1.9(b) shall accrue at all times after the Effective Date.

         (c) Letter of Credit Fee. The Borrower shall pay to the Agent, for the ratable benefit of the Lenders, a fee equal to four percent (4.0%) per annum on the outstanding Letter of Credit Participation Liability, payable quarterly in arrears on the first day of the month following the end of each quarter.

         1.10 Payments by the Borrower. (a) All payments (including prepayments) to be made by the Borrower on account of principal, interest, fees and other amounts required hereunder shall be made without set-off, recoupment or counterclaim, shall, except as otherwise expressly provided herein, be made to the Agent for the ratable account of the Lenders at the address for payment specified in the signature page hereof in relation to the Agent (or such other address as Agent may from time to time specify in accordance with Section 9.2), and shall be made in dollars and in immediately available funds, no later than 10:30 a.m. (Chicago time) on the date due. The Agent will promptly distribute to each Lender its Commitment Percentage (or other applicable share as expressly provided herein) of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Agent later than 10:30 a.m. (Chicago time) shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue. Borrower hereby authorizes Agent and each Lender to make a Revolving Loan (which shall be a Base Rate Loan) to pay

(i) interest, principal, agent fees and Commitment Fees, in each instance, on the date due, or (ii) after five (5) days prior notice to Borrower, other fees, costs or expenses payable by Borrower or any of its Subsidiaries hereunder or under the other Loan Documents.

         (b) Subject to the provisions set forth in the definition of "Interest Period" herein, if any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

         1.11 Payments by the Lenders to the Agent. (a) Unless the Agent shall have received notice from a Lender at least one (1) Business Day prior to the date of any proposed Borrowing, that such Lender will not make available to the Agent as and when required hereunder for the account of the Borrower the amount of that Lender's Commitment Percentage of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the applicable Borrowing date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Borrower such amount, that Lender shall on the next Business Day following the date of such Borrowing make such amount available to the Agent, together with interest at the Agent's cost of funds for and determined as of each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this Section 1.11(a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the next Business Day following the date of such Borrowing, the Agent shall notify the Borrower of such failure to fund and, upon demand by the Agent, the Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

         (b) The failure of any Lender to make any Loan on any date of Borrowing shall not relieve any other Lender of any obligation hereunder to make a Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

                        ARTICLE II - CONDITIONS PRECEDENT

         2.1 Conditions of Initial Loans. The effectiveness of this Agreement as an amendment and restatement of the Existing Credit Agreement and the obligation of each Lender to make its initial Loan hereunder is subject to the condition that the Agent shall have received or waived on or before the Effective Date all of the following, in form and substance reasonably satisfactory to the Agent and each Lender and (except for the Revolving Notes and the Term Notes and any instruments or documents which are Pledged Collateral) in sufficient counterparts for each Lender, duly executed by all parties thereto:

         (a) Credit Agreement, Revolving Notes and Term Notes. This Agreement, executed by the Borrower, the Agent and each of the Lenders, and the Revolving Notes and the Term Notes, executed by the Borrower;

         (b) Secretary's Certificates; Resolutions; Incumbency. A certificate of the Secretary or Assistant Secretary of the Borrower, and each Subsidiary of the Borrower which is a party to any Loan Documents, certifying:

                  (i) the names and true signatures of the officers of the Borrower and each such Subsidiary authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered hereunder; and

                  (ii) Copies of the resolutions of the board of directors of the Borrower and each such Subsidiary approving and authorizing the execution, delivery and performance by the Borrower or such Subsidiary of this Agreement and the other Loan Documents to be executed or delivered by it hereunder;

         (c) Articles of Incorporation; By-laws and Good Standing. Each of the following documents:

                  (i) the Organization Documents of the Borrower, each Subsidiary of the Borrower which is a party to any Loan Documents and each TIAA Subsidiary as such Organization Documents are in effect on the Effective Date, certified by the Secretary of State (or similar, applicable Governmental Authority) of the state of incorporation of the Borrower or such Subsidiary as of a recent date, if and as applicable, all certified by the Secretary or Assistant Secretary of the Borrower or such Subsidiary as of the Effective Date; and

                  (ii) a good standing and, if available, tax good standing certificate for the Borrower and each Subsidiary of the Borrower from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Borrower or such Subsidiary is qualified to do business as a foreign corporation as of a recent date;

         (d) Collateral Documents. A written guaranty of the Obligations from LT Kids in form and substance acceptable to Antares and BNPP and a Security Agreement from LT Kids in form and substance acceptable to Antares and BNPP granting to the Agent for the benefit of Agent and the Lenders a security interest in and secured first priority Lien on all of its assets to secure such guaranty and the Obligations. In addition, to the extent required by Antares and BNPP, amendments to and/or reaffirmations of the Collateral Documents, in form and substance satisfactory to Antares and BNPP, executed by the Borrower and each Subsidiary of the Borrower party to such Collateral Documents, together with:

                  (i) evidence reasonably satisfactory to the Agent that there has been filed, registered or recorded all financing statements and other filings, registrations and recordings reasonably necessary and advisable to perfect the Liens of the Agent, for the benefit of Agent and the Lenders, granted pursuant to the Collateral Documents, in accordance with applicable law;

                  (ii) uniform commercial code financing statement, federal and state tax lien and judgment searches as the Agent shall have reasonably requested of the Borrower and any Subsidiary of the Borrower, and such termination statements or other documents as may be reasonably necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

                  (iii) all certificates and instruments representing the Pledged Collateral, irrevocable proxies and stock transfer powers executed in blank or other executed endorsements reasonably satisfactory to the Agent, with signatures guaranteed as the Agent may require;

                  (iv) evidence that all other actions reasonably necessary or, in the reasonable opinion of the Agent, desirable to perfect and protect the Liens created by the Collateral Documents have been taken; and

                  (v) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements.

         (e) Legal Opinions. Such opinions of counsel to the Borrower and its Subsidiaries, addressed to the Agent and the Lenders, in form and substance reasonably satisfactory to Agent;

         (f) Payment of Fees. The Borrower shall have paid all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Effective Date, together with Attorney Costs of the Agent;

         (g) Certificate. A certificate signed on behalf of Borrower by a Responsible Officer, dated as of the Effective Date, stating that:

                  (i) the representations and warranties contained in Article III hereof are true and correct in all material respects on and as of such date, as though made on and as of such date; and

                  (ii) no Default or Event of Default exists or would result from any Borrowing then to be funded;

         (h) The TIAA Transaction. Evidence satisfactory to the Agent and the Lenders that the TIAA Transaction has closed and true and correct copies of all of the TIAA Financing Agreements have been delivered to Agent and BNPP;

         (i) Financial Statements. To the extent not previously delivered to the Agent and the Lenders, copies of all of the financial statements of the Borrower and its Subsidiaries referred to in Section 3.11, together with a pro forma balance sheet giving effect to the TIAA Transaction, certified on behalf of Borrower by a Responsible Officer;

         (j) Insurance Policies. To the extent not previously delivered to the Agent, standard lenders' loss payable endorsements on form ACCORD 27 in favor of the Agent with respect to the insurance policies or other instruments or documents evidencing insurance coverage on the properties of the Borrower in accordance with Section 4.6 and endorsements to all liability insurance policies naming the Agent and the Lenders as additional insureds thereunder;

         (k) Reaffirmation of Guaranty and Security Agreement. (i) A reaffirmation agreement from FCA Restaurant Holdings, in form and substance satisfactory to Antares and BNPP, reaffirming the FCA Restaurant Holdings Guaranty and the security interests granted to Agent by FCA Restaurant Holdings, and (ii) a reaffirmation agreement from LT Kids, in form and substance satisfactory to Antares and BNPP, reaffirming the guaranty by LT Kids and the security interests granted to Agent by LT Kids;

         (l) TIAA Subsidiary Upstream Distribution Agreement. The TIAA Subsidiary Upstream Distribution Agreement;

         (m) U.S. Bank Financing Agreements. Evidence satisfactory to the Agent and the Lenders that the U. S. Bank Financing Agreements have been amended in certain respects acceptable to Antares and BNPP;

         (n) Key Man Life Insurance. Evidence satisfactory to the Agent and the Lenders that the key man life insurance required by Section 4.12 is in full force and effect; and

         (o) Other Documents. Such other approvals, opinions, documents or materials as the Agent or any Lender may reasonably request.

         2.2 Conditions to All Borrowings. The obligation of each Lender to make any Loan, or to continue or convert any Loan hereunder, and the obligation of the Agent to issue a L/C Facility, is subject to the satisfaction of the following conditions precedent on the relevant borrowing, continuation, conversion or issuance date:

         (a) Notice of Borrowing or Continuation/Conversion. The Agent shall have received a Notice of Borrowing, a Notice of Continuation/Conversion, or a request for a L/C Facility, as applicable, in accordance with Section 1.5,
Section 1.6 or Section 1.1(b);

         (b) Continuation of Representations and Warranties. The representations and warranties made by the Borrower contained in Article III shall be true and correct in all material respects on and as of such Borrowing, or continuation or conversion date, or L/C Facility issuance with the same effect as if made on and as of such Borrowing or continuation or conversion date, or L/C Facility issuance (except to the extent such representations and warranties (i) expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) are not true and correct due to events or conditions, the occurrence or existence of which are not prohibited by this Agreement or the other Loan Documents and which do not, in and of themselves, constitute a Default or an Event of Default, or (iii) with respect to which exceptions thereto which have been disclosed in writing to the Agent and which have been accepted in writing by the Required Lenders;

         (c) No Existing Default. No Default or Event of Default shall exist (including, without limitation, any condition, event or circumstance which is described in clause (ii) of Section 7.1(e) which has not been irrevocably waived in writing by the requisite Persons) or shall result from such Borrowing or continuation or conversion;

         (d) Availability Certificate. The Agent shall have received a duly completed Availability Certificate setting forth availability under the Revolving Loan Commitment as of a date not more than five (5) days prior to the date of Borrowing or issuance of the L/C Facility and, after giving effect to such Borrowing or L/C Facility, as the case may be: (i) the outstanding principal balance of the Revolving Loans plus all outstanding Letter of Credit Participation Liability will not exceed the Maximum Revolving Loan Balance (calculated on a pro forma basis giving effect to such Borrowing or L/C Facility) , and (ii) the Adjusted Total Leverage Ratio (calculated on a pro forma basis giving effect to such Borrowing or L/C Facility) will not exceed
4.00 to 1.00; and (iii) the Total Leverage Ratio (calculated on a pro forma basis giving effect to such Borrowing or L/C Facility) will not exceed 4.50 to 1.00; and (iv) if the proceeds of such Revolving Loan are to be used in whole or in part to fund purchase or acquisition of real Property, after funding of such Revolving Loan or L/C Facility, Availability will not be less than $2,000,000.

         (e) Subsidiaries. Borrower shall have pledged the stock or other equity interest of each of its Subsidiaries, other than the TIAA Subsidiaries, to the Agent, for the benefit of Agent and the Lenders; and

         (f) No Material Adverse Effect. No event has occurred which has had a Material Adverse Effect and no such event would occur as a consequence of the Borrowing or L/C Facility issuance.

Each Notice of Borrowing, Notice of Continuation/Conversion and request for the issuance of a L/C Facility submitted by the Borrower hereunder shall constitute a representation and warranty by the Borrower, as of the date of each such notice or application and as of the date of each Borrowing or continuation or conversion or issuance, as applicable, that the conditions in Section 2.2 are satisfied.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Agent and each Lender that the following are, and after giving effect to the transactions contemplated by this Agreement will be, true, correct and complete:

         3.1 Corporate Existence and Power. The Borrower and each of its
         Subsidiaries:

         (a) is a corporation, limited liability company or limited partnership, as applicable, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable;

         (b) has all material governmental licenses, authorizations, consents and approvals to own its assets and carry on its business;

         (c) has the power and authority to execute, deliver, and perform its obligations under, the Loan Documents to which it is a party;

         (d) is duly qualified as a foreign corporation, limited liability company or limited partnership, as applicable, and licensed and in good standing, under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

         (e) is in compliance with all Requirements of Law;

except, in each case referred to in clauses (b), (d) or (e), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         3.2 Corporate Authorization, No Contravention. (a) The execution, delivery and performance by the Borrower of this Agreement, and Borrower and its Subsidiaries of any other Loan Document and Related Agreement to which such Person is party, have been duly authorized by all necessary action, and do not and will not:

                  (i) contravene the terms of any of that Person's Organization Documents;

                  (ii) conflict with or result in any material breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or

                  (iii) violate any material Requirement of Law in any material respect.

         (b) Schedule 3.2 sets forth the authorized equity securities of each of Borrower and its Subsidiaries, giving effect to the TIAA Transaction. All issued and outstanding equity securities of Borrower and its Subsidiaries are duly authorized and validly issued, fully paid, non-assessable, and free and clear of all Liens other than, with respect to the equity securities of Subsidiaries of Borrower, those in favor of Agent, for the benefit of Agent and Lenders, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. All of the issued and outstanding equity securities of Borrower are owned by the Persons and in the amounts set forth on Schedule 3.2. Except as set forth on Schedule 3.2, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any shares of capital stock or other securities of any such entity.

         3.3 Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any of its Subsidiaries of this Agreement, any other Loan Document or any Related Agreement except (a) for recordings and filings in connection with the Liens granted to the Agent under the Collateral Documents, (b) those obtained or made on or prior to the Effective Date and (c) in the case of any Related Agreement, those which, if not obtained or made, could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

         3.4 Binding Effect. This Agreement and each other Loan Document and Related Agreement to which the Borrower or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of the Borrower and each Subsidiary which is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         3.5 Litigation. Except as specifically disclosed in Schedule 3.5, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Borrower, or its Subsidiaries or any of their respective Properties which:

         (a) purport to affect or pertain to this Agreement, any other Loan Document or Related Agreement, or any of the transactions contemplated hereby or thereby; or

         (b) if determined adversely to Borrower or any of its Subsidiaries, could reasonably be expected to result in equitable relief or monetary judgment(s), individually or in the aggregate, in excess of $250,000 of insurance coverage with respect thereto.

No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement, any other Loan Document or any Related Agreement, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         3.6 No Default. No Default or Event of Default exists or would result from the incurring of any Obligations by the Borrower or the grant or perfection of the Agent's Liens on the Collateral. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect or that would, if such default had occurred after the Effective Date, create an Event of Default under subsection 7.1(e).

         3.7 ERISA Compliance. (a) Schedule 3.7 lists all Qualified Plans and Multiemployer Plans. Borrower and each of its Subsidiaries is in compliance in all material respects with all requirements of each Plan, and each Plan complies in all material respects, and is operated in compliance in all material respects, with all applicable provisions of law. Borrower is not aware, after due inquiry, of any item of non-compliance which could potentially result in the loss of Plan qualification or tax-exempt status, or give rise to a material excise tax or other penalty imposed by a Governmental Authority. No material proceeding, claim, lawsuit and/or investigation is pending concerning any Plan. All required contributions have been and will be made in accordance with the provisions of each Qualified Plan and Multiemployer Plan, and with respect to Borrower or any ERISA Affiliate, there are, have been and will be no material Unfunded Pension Liabilities or Withdrawal Liabilities.

         (b) No ERISA Event has occurred or is expected to occur with respect to any Qualified Plan, Multiemployer Plan or Plan.

         (c) Members of the Controlled Group currently comply and have complied in all material respects with the notice and continuation coverage requirements of Section 4980B of the Code.

         3.8 Use of Proceeds; Margin Regulations. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Section 4.10, and are intended to be and shall be used in compliance with Section 5.8. Neither the Borrower nor any of its Subsidiaries is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         3.9 Title to Property; Real Property. As of the Effective Date, the Property of the Borrower and its Subsidiaries is subject to no Liens, other than Permitted Liens. The Borrower and each of its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real Property necessary or used in the ordinary conduct of their respective businesses, except for Permitted Liens. Schedule 3.9 lists the street address (including the county), PIN, legal description and identity of the owner of record of each real Property owned, leased or operated by Borrower or by any of its Subsidiaries and identifies all leases and contracts of sale which encumber that portion of each such real Property which is used, leased or owned by Borrower or by any of its Subsidiaries.

         3.10 Taxes. The Borrower and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their Properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently prosecuted and for which adequate reserves have been provided in accordance with GAAP and no notice of Lien has been filed or recorded. There is no proposed tax assessment against the Borrower or any of its Subsidiaries which would, if the assessment were made, have a Material Adverse Effect.

         3.11 Financial Condition. (a) Each of (i) the audited consolidated balance sheet of the Borrower and its Subsidiaries dated December 31, 2000, and the related audited consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal year ended on that date and
(ii) the unaudited interim consolidated balance sheet of Borrower and its Subsidiaries dated May 31, 2001 and the related unaudited consolidated statements of income, shareholders' equity and cash flows for the five (5) months then ended:

                  (x) were prepared in accordance with GAAP consistently applied throughout the respective periods covered thereby, except as otherwise expressly noted therein, subject to, in the case of the unaudited interim financial statements, normal year-end adjustments and the lack of footnote disclosures; and

                  (y) present fairly the consolidated financial condition of the Borrower and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby.

         (b) Since December 31, 2000, there has been no Material Adverse Effect.

         (c) Borrower and its Subsidiaries have no Indebtedness other than Indebtedness permitted pursuant to Section 5.5 and have no Contingent Obligations other than Contingent Obligations permitted pursuant to Section 5.9.

         3.12 Environmental Matters. (a) The on-going operations of the Borrower and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which could not (if enforced in accordance with applicable law) reasonably be expected to result in a Material Adverse Effect.

         (b) The Borrower and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, all such Environmental Permits are in good standing, and the Borrower and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits, except where the failure to obtain or to be in compliance with such Environmental Permits could not reasonably be expected to result in material liability to Borrower or any of its Subsidiaries and could not reasonably be expected to result in a Material Adverse Effect.

         (c) None of the Borrower, any of its Subsidiaries or any of their respective present Property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

         (d) To Borrower's knowledge, there are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Effective Date, of the Borrower or any of its Subsidiaries that would reasonably be expected to result in a Material Adverse Effect. In addition, neither the Borrower nor any of its Subsidiaries has any underground storage tanks (i) that are not properly registered or permitted under applicable Environmental Laws, or (ii) that are leaking or disposing of Hazardous Materials.

         3.13 Collateral Documents. All representations and warranties of the Borrower, any of its Subsidiaries or any other party to any Collateral Document (other than the Agent and/or any Lender) contained in the Collateral Documents are true and correct in all material respects.

         3.14 Regulated Entities. None of the Borrower, any Person controlling the Borrower, or any Subsidiary of the Borrower, is (a) an "investment company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Borrower Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         3.15 Solvency. The Borrower, individually, is, and the Borrower and its Subsidiaries, on a consolidated basis, are, Solvent.

         3.16 Labor Relations. There are no strikes, lockouts or other labor disputes against the Borrower or any of its Subsidiaries, or, to the best of the Borrower's knowledge, threatened against or affecting the Borrower or any of its Subsidiaries, in any case which would reasonably be expected to have a Material Adverse Effect and no significant unfair labor practice complaint is pending against the Borrower or any of its Subsidiaries or, to the best knowledge of the Borrower, threatened against any of them before any Governmental Authority in any case which could reasonably be expected to have a Material Adverse Effect.

         3.17 Copyrights, Patents, Trademarks and Licenses, etc. Schedule 3.17 identifies all United States and foreign patents, trademarks, service marks, trade names and copyrights, and all registrations and applications for registration thereof and all licenses thereof, owned or held by Borrower or any of its Subsidiaries on the date of this Agreement and identifies the jurisdictions in which such registrations and applications have been filed. Except as otherwise disclosed in Schedule 3.17, on the date of this Agreement Borrower and its Subsidiaries are the sole beneficial owners of, or have the right to use, free from any restrictions, claims, rights encumbrances or burdens, the intellectual property identified on Schedule 3.17 and all other processes, designs, formulas, computer programs, computer software packages, trade secrets, inventions, product manufacturing instructions, technology, research and development, know-how and all other intellectual property that are necessary for the operation of Borrower's and its Subsidiaries' businesses as being operated on the Effective Date, except to the extent that the failure to be the owner thereof or have the right to use any such item free from restrictions will not and could not reasonably be expected to have a Material Adverse Effect. Each patent, trademark, service mark, trade name, copyright and license listed on Schedule 3.17 is in full force and effect except to the extent the failure to be in effect will not and could not reasonably be expected to have a Material Adverse Effect. Except as set forth in
Schedule 3.17, to the best knowledge of Borrower, as of the Effective Date (a) none of the present or contemplated products or operations of Borrowers or its Subsidiaries infringes any patent, trademark, service mark, trade name, copyright, license of intellectual property or other right owned by any other Person, and (b) there is no pending or threatened claim or litigation against or affecting Borrower or any of its Subsidiaries contesting the right of any of them to manufacture, process, sell or use any such product or to engage in any such operation except for claims and/or litigation which will not and could not reasonably be expected to have a Material Adverse Effect. None of the trademark registrations set forth on Schedule 3.17 is an "intent-to-use" registration except as set forth on Schedule 3.17.

         3.18 Subsidiaries. The Borrower has no Subsidiaries or equity investments in any other corporation or entity other than those specifically disclosed in Schedule 3.2, and other than a one-third (1/3) equity membership interest in the DuPage LLC.

         3.19 Brokers' Fees; Transaction Fees. Neither the Borrower nor any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection with the transactions contemplated hereby.

         3.20 Insurance. The Properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies which are not Affiliates of the Borrower, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Properties in localities where the Borrower or such Subsidiary operates. A true and complete listing of such insurance, including issuers, coverages and deductibles, has been provided to the Agent.

         3.21 Legal Names, Location of Properties, Bank Accounts. Schedule 3.21A lists the exact legal name, Federal Employer Identification Number, and street address (including the county) of the chief executive offices of Borrower and of each of Borrower's Subsidiaries. Schedule 3.21B lists the street address (including the county) of each location at which equipment or inventory of the Borrower or of any of its Subsidiaries is located (the "Collateral Locations") and specifies the arrangement (e.g., lease, bailment, consignment, etc.) pursuant to which such equipment or inventory is at that location. Schedule 3.21C lists all bank, brokerage, deposit, money market, securities or other similar accounts which the Borrower or any of its Subsidiaries maintain, and specifies the name and account number for each such account at the applicable depositary institution or brokerage house.

         3.22 Intentionally Omitted.

         3.23 Material Contracts. Schedule 3.23 contains a complete listing of all material contracts and Contractual Obligations of Borrower and each of its Subsidiaries oral or written as of the date of this Agreement (the "Material Contracts"). As of the date of this Agreement, all such Material Contracts are in full force and effect and, except as indicated on Schedule 3.23 to Borrower's knowledge, no party to any such contract is in default of its obligations thereunder and no such default has been asserted. Neither the execution and delivery of this Agreement and the Loan Documents by Borrower, nor the performance of any of its obligations hereunder or thereunder, will result in the breach or default of an obligation of any Person under a Material Contract, or will permit any Person other than Lenders to place a lien on any Property of Borrower or any Subsidiary or to accelerate any Indebtedness owed by Borrower or any Subsidiary.

         3.24 Full Disclosure. None of the representations or warranties made by the Borrower or any of its Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in each exhibit, written report, written statement or certificate furnished by or on behalf of the Borrower or any of its Subsidiaries in connection with the Loan Documents (including the offering and disclosure materials, if any, delivered by or on behalf of the Borrower to the Lenders prior to the Effective Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

                       ARTICLE IV - AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than contingent indemnification Obligations to the extent no claim giving rise thereto has been asserted) shall remain unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

         4.1 Financial Statements. The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit the preparation of financial statements in conformity with GAAP (provided that monthly financial statements shall not be required to have footnote disclosure and are subject to normal year-end adjustments). The Borrower shall deliver to the Agent and each Lender in form and detail reasonably satisfactory to the Agent and the Required Lenders:

         (a) as soon as available, but not later than one hundred twenty (120) days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Borrower as at the end of such year and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of any "Big Five" or other nationally-recognized independent public accounting firm reasonably acceptable to the Agent which report shall state that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the Borrower's or any Subsidiary's records; and

         (b) as soon as available, but not later than thirty (30) days after the end of each fiscal month of each year, a copy of the unaudited consolidated and consolidating balance sheets of the Borrower and each of its Subsidiaries, and the related consolidated and consolidating statements of income, shareholders' equity and cash flows as of the end of such month and for the portion of the fiscal year then ended, all certified on behalf of Borrower by an appropriate Responsible Officer as being complete and correct and fairly presenting, in accordance with GAAP, the financial position and the results of operations of the Borrower and the Subsidiaries, subject to normal year-end adjustments and absence of footnote disclosure.

         4.2 Certificates; Availability Certificates; Other Information. The Borrower shall furnish to the Agent and each Lender:

         (a) INTENTIONALLY OMITTED.

         (b) concurrently with the delivery of the financial statements referred to in subsections 4.1(a) and 4.1(b) above, a fully and properly completed Compliance Certificate in the form of Exhibit 4.2(b), certified on behalf of Borrower by a Responsible Officer;

         (c) promptly after the same are sent, copies of all financial statements and reports which the Borrower sends to its shareholders generally; and promptly after the same are filed, copies of all financial statements and regular, periodic or special reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or similar Governmental Authority;

         (d) (i) concurrently with the delivery of the financial statements pursuant to Sections 4.1(b) an Availability Certificate certified by Borrower and executed on its behalf by a Responsible Officer, as of the end of the most-recently ended fiscal month or as at such other date as the Agent may reasonably require;

         (e) together with each delivery of financial statements pursuant to subsection 4.1(a) and (b), (i) to the extent prepared by Borrower or its management, a management report, in reasonable detail, signed by the chief financial officer of the Borrower, describing the operations and financial condition of the Borrower and its Subsidiaries for the month and the portion of the fiscal year then ended (or for the fiscal year then ended in the case of annual financial statements), and (ii) a report setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent projections for the current fiscal year delivered pursuant to subsection 4.2(g) and discussing the reasons for any significant variations;

         (f) as soon as available and in any event no later than the last day of each fiscal year of the Borrower, projections of the Borrower's (and its Subsidiaries') consolidating and consolidated financial performance for the forthcoming fiscal year, on a month by month basis;

         (g) annually, concurrently with the Borrower's delivery of the projections under subsection 4.2(f), the Borrower shall supplement in writing and deliver to the Agent revisions of and supplements to the Schedules hereto related to Article III hereof to the extent necessary to disclose new or changed facts or circumstances after the Effective Date; provided that delivery or receipt of such subsequent disclosure shall not constitute a waiver by the Agent or any Lender or a cure of any Default or Event of Default resulting in connection with the matters disclosed;

         (h) promptly upon receipt thereof, copies of any reports submitted by the Borrower's or any of its Subsidiaries' certified public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or internal control systems of the Borrower made by such accountants, including any comment letters submitted by such accountants to management of the Borrower in connection with their services;

         (i) from time to time, if the Agent determines that obtaining appraisals is necessary in order for the Agent or any Lender to comply with applicable laws or regulations, and at any time if a Default or an Event of Default shall have occurred and be continuing, the Agent may, or may require the Borrower to, in either case at the Borrower's expense, obtain appraisals in form and substance and from appraisers reasonably satisfactory to the Agent stating the then current fair market value of all or any portion of the real or personal property of the Borrower or any of its Subsidiaries;

         (j) Copies of any environmental site assessments which are provided to U.S. Bank or any of the U.S. Bank Facility Lenders under the U.S. Bank Facilities with respect to any real Property owned or operated by Borrower or any of its Subsidiaries; and

         (k) promptly, such additional business, financial, corporate affairs and other information as the Agent may from time to time reasonably request.

         4.3 Notices. The Borrower shall promptly notify the Agent and each Lender of any of the following, promptly (and in no event later than three (3) Business Days after a Responsible Officer becoming aware thereof):

         (a) the occurrence or existence of any Default or Event of Default, or any event or circumstance that foreseeably will become a Default or Event of Default;

         (b) any breach or non-performance of, or any default under, any Contractual Obligation of the Borrower or any of its Subsidiaries, or any violation of, or non-compliance with, any Requirement of Law, which could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, including a description of such breach, non-performance, default, violation or non-compliance and the steps, if any, the Borrower or such Subsidiary has taken, is taking or proposes to take in respect thereof;

         (c) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority which could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect;

         (d) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Subsidiary (i) in which the amount of damages claimed is $250,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement, any Loan Document or any Related Agreement;

         (e) any of the following if the same could reasonably be expected to have a Material Adverse Effect: (i) any enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Borrower or any of its Subsidiaries or any of their respective Properties pursuant to any applicable Environmental Laws, (ii) any other Environmental Claims, and (iii) any environmental or similar condition on any real property adjoining the property of the Borrower or any Subsidiary known to Borrower that could reasonably be anticipated to cause Borrower's or any of its Subsidiaries' property or any part thereof to be subject to any material restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws;

         (f) any of the following if the same could reasonably be expected to have a Material Adverse Effect, together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Borrower or any member or its Controlled Group with respect to such event:

                  (i) an ERISA Event;

                  (ii) the adoption of any new Qualified Plan that is subject to Title IV of ERISA or Section 412 of the Code by any member of the Controlled Group;

                  (iii) the adoption of any amendment to a Qualified Plan that is subject to Title IV of ERISA or Section 412 of the Code, if such amendment results in a material increase in benefits or unfunded liabilities; or

                  (iv) the commencement of contributions by any member of the Controlled Group to any Qualified Plan that is subject to Title IV of ERISA or Section 412 of the Code;

         (g) any event which could reasonably be expected to give rise to or cause a Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Borrower delivered to the Lenders pursuant to this Agreement;

         (h) any material change in accounting policies or financial reporting practices by the Borrower or any of its Subsidiaries (and, in such event, Borrower shall promptly (and in any event within five (5) days) provide to Agent and the Lenders restated Compliance Certificates for each of the most recently ended three (3) months reflecting such change(s) in accounting policies or financial reporting practices on a pro forma basis, in form satisfactory to Agent and Required Lenders, and shall thereafter, concurrently with each Compliance Certificate pursuant to Section 4.2(b), an updated set of the calculations called for therein reflecting such change(s) in accounting policies or financial reporting practices, in form satisfactory to Agent and Required Lenders);

         (i) any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Borrower or any of its Subsidiaries if the same could reasonably be expected to have a Material Adverse Effect; and

         (j) the creation, establishment or acquisition of any Subsidiary.

Each notice pursuant to this Section 4.3 shall be accompanied by a written statement by a Responsible Officer on behalf of Borrower setting forth details of the occurrence referred to therein, and stating what action the Borrower proposes to take with respect thereto and at what time. Each notice under subsection 4.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been breached or violated.

         4.4 Preservation of Corporate Existence, Etc. The Borrower shall, and shall cause each of its Subsidiaries to:

         (a) preserve and maintain in full force and effect its existence and good standing under the laws of its state or jurisdiction of incorporation or organization except, with respect to Subsidiaries, in connection with transactions permitted by Section 5.3;

         (b) preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except in connection with transactions permitted by Section 5.3 and sales of assets permitted by Section 5.2 and except as could not reasonably be expected to have a Material Adverse Effect;

         (c) use its reasonable efforts, in the Ordinary Course of Business, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having material business relations with it; and

         (d) preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         4.5 Maintenance of Property. The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, and preserve all its Property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         4.6 Insurance. The Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its Properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, including workers' compensation insurance, public liability and property and casualty insurance, which amounts shall not be reduced by the Borrower or any of its Subsidiaries in the absence of thirty (30) days' prior notice to the Agent and business interruption insurance in an amount not less than

$5,000,000. Schedule 4.6 hereto contains a true and complete listing of Borrower's current insurance policies, showing the policy numbers, coverages, carriers, deductibles and expiration dates for such policies. All property damage and casualty insurance shall name the Agent as loss payee/mortgagee, all liability insurance shall name the Agent and the Lenders as additional insureds and all business interruption insurance shall name Agent as assignee. Upon request of the Agent or any Lender, the Borrower shall furnish the Agent, with sufficient copies for each Lender, at reasonable intervals (but not more than once per calendar year) a certificate of a Responsible Officer on behalf of the Borrower (and, if requested by the Agent, any insurance broker of the Borrower) setting forth the nature and extent of all insurance maintained by the Borrower and its Subsidiaries in accordance with this Section 4.6. Unless the Borrower provides Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at the Borrower's expense to protect Agent's and Lenders' interests in Borrower's and its Subsidiaries' properties. This insurance may, but need not, protect the Borrower's and its Subsidiaries' interests. The coverage that Agent purchases may not pay any claim that the Borrower or any Subsidiary makes or any claim that is made against the Borrower or any Subsidiary in connection with said property. The Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that the Borrower has obtained insurance as required by this Agreement. If Agent purchases insurance, the Borrower will be responsible for the costs of that insurance, including interest and any other charges Agent may impose in connection with the placement of insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance that the Borrower may be able to obtain on its own.

         4.7 Payment of Obligations. The Borrower shall, and shall cause its Subsidiaries to, pay, discharge and perform as the same shall become due and payable or required to be performed, all their respective obligations and liabilities, including:

         (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay the enforcement of any Lien and for which adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary;

         (b) all lawful claims which, if unpaid, would by law become a Lien upon its Property unless the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay the imposition or enforcement of the Lien and for which adequate reserves in accordance with GAAP are being maintained by Borrower;

         (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained herein and/or in any instrument or agreement evidencing such Indebtedness; and

         (d) the performance of all obligations under any Contractual Obligation to which Borrower or any of its Subsidiaries is bound, or to which it or any of its properties is subject, including the Related Agreements, except where the failure to perform would not reasonably be expected to have a Material Adverse Effect.

         4.8 Compliance with Laws. The Borrower shall comply, and shall cause each of its Subsidiaries to comply, in all material respects, with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including, without limitation, all Environmental Laws), except (a) such as may be contested in good faith by appropriate proceedings diligently prosecuted without risk of loss of any Collateral, as to which a bona fide dispute exists and for which appropriate reserves have been established on the Borrower's financial statements, and (b) where the failure to comply could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

         4.9 Inspection of Property and Books and Records. The Borrower shall maintain and shall cause each of its Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower and such Subsidiaries. The Borrower shall permit, and shall cause each of its Subsidiaries to permit, representatives and independent contractors of the Agent (at the expense of the Borrower not to exceed one (1) time per year unless an Event of Default has occurred and is continuing), or any Lender (at such Lender's expense unless an Event of Default shall have occurred and be continuing), to visit and inspect any of their respective Properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, when an Event of Default exists the Agent or any Lender may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice.

         4.10 Use of Proceeds. The Borrower shall use the proceeds of the Loans and L/C Facilities solely as follows:

         (a) to make equity investments in RE Holdings, which RE Holdings will use solely to finance its acquisition, construction and development of real Property and fixtures and its purchases of services directly related thereto with a view to developing Clubs;

         (b) to make improvements in real Property owned or leased by Borrower with a view to developing Clubs;

         (c) to finance the working capital requirements of Borrower and its Subsidiaries which arise in their respective Ordinary Course of Business;

         (d) to maintain the Rent Reserve fully funded;

         (e) the TIAA Letter of Credit shall be used solely to secure the TIAA Facilities;

         (f) the U.S. Bank Letter of Credit shall be used solely to secure the U.S. Bank Facilities; and

         (g) to finance Borrower's direct acquisition, construction and development of real Property and fixtures and its purchases of services directly related thereto with a view to developing Clubs.

in each case, to the extent that such uses are not in contravention of any Requirement of Law or in violation of this Agreement.

         4.11 Solvency. The Borrower, individually, and the Borrower and its Subsidiaries, on a consolidated basis, shall at all times be Solvent.

         4.12 Key Man Life Insurance. The Borrower shall maintain a key man life insurance policy on the life of Bahram Akradi at all times during which Bahram Akradi shall be an employee or officer of Borrower in an amount not less than $5,000,000 and the Agent, as agent for the Lenders, shall be the named beneficiary of such policy. Such policy shall be issued by a financially sound and responsible insurance company authorized to do business in the State of Minnesota.

         4.13 RE Holdings Leases. The Borrower shall cause RE Holdings to enter into and maintain in effect RE Holdings Leases with the Borrower as sole tenant for each real Property owned by RE Holdings. Each RE Holdings Lease will be in substantially the form of Exhibit 4.13 and will

         (a) have an initial term of not less than ten (10) years;

         (b) provide for monthly net rental payments to RE Holdings of not more than 125% of RE Holdings' debt service requirements to U.S. Bank during the same month;

         (c) require RE Holdings to rebate to Borrower as and when and to the extent permitted by the U.S. Bank Financing Agreements; and

         (d) contain such other terms and restrictions on RE Holdings and Borrower as the Agent may reasonably require.

The Borrower shall cause RE Holdings to consent to the Agent taking a first priority leasehold mortgage on Borrower's interest in each RE Holdings Lease on such terms as the Agent may require. The Borrower shall cause RE Holdings to rebate promptly to Borrower in cash all rent to which Borrower is entitled to a rebate under the terms of each RE Holdings Lease as and when payment thereof is permitted by the U.S. Bank Financing Agreements. The Borrower shall comply with its obligations under each RE Holdings Lease in all respects such that neither RE Holdings nor any third party lender (whether pursuant to the U.S. Bank Facilities or otherwise) shall have the right to terminate any RE Holdings Lease by reason of default by the Borrower thereunder.

In the event that any real Property held by RE Holdings is refinanced with TIAA in accordance with the terms of this Agreement, such real Property may be transferred to a TIAA Subsidiary and any related RE Holdings Lease may be terminated, provided that a TIAA Subsidiary Lease in respect of such real Property is concurrently executed by the Borrower and the applicable TIAA Subsidiary.

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

         4.14 TIAA Subsidiary Leases. The Borrower shall cause the applicable TIAA Subsidiary to enter into and maintain in effect leases with the Borrower as sole tenant for each real Property owned by such TIAA Subsidiary and subject to financing provided by TIAA (each a "TIAA Subsidiary Lease" and collectively the "TIAA Subsidiary Leases"). Each TIAA Subsidiary Lease will be in substantially the form of Exhibit 4.14 and will

         (a) have an initial term of not less than twenty (20) years;

         (b) provide for monthly net rental payments to the applicable TIAA Subsidiary at market rates as they exist on the date when the applicable financing is provided by TIAA, plus annual increases of 2.5%; and

         (c) contain such other terms and restrictions on the applicable TIAA Subsidiary and Borrower as the Agent may reasonably require.

The Borrower shall comply with its obligations under each TIAA Subsidiary Lease in all respects such that neither any TIAA Subsidiary nor TIAA shall have the right to terminate any TIAA Subsidiary Lease by reason of default by the Borrower thereunder.

         4.15 Mandatory Dividends.

         (a) Borrower shall cause LT Kids promptly to dividend to Borrower all cash and Cash Equivalents which come into the possession of LT Kids and which are not required to satisfy its immediate working capital requirements.

         (b) Borrower shall cause RE Holdings to distribute promptly to Borrower all cash and Cash Equivalents which come into the possession of RE Holdings and which are not required by RE Holdings to satisfy (i) its immediate obligations to contractors and vendors entered into in the Ordinary Course of Business, (ii) requirements of title company construction escrows and other escrows incurred in the Ordinary Course of Business or (iii) its obligation to collect, hold and rebate rent, when applicable, to Borrower, as landlord, pursuant to the terms of the RE Holdings Leases.

         (c) Borrower shall cause FCA Restaurant Holdings to distribute to its owners all cash and Cash Equivalents which come into the possession of FCA Restaurant Holdings and which are not required by FCA Restaurant Holdings to satisfy its obligations to contractors, vendors, employees and other pursuant to the Ordinary Course of Business of FCA Restaurant Holdings.

         (d) Borrower shall cause each TIAA Subsidiary to enter into an agreement (each, a "TIAA Subsidiary Upstream Distribution Agreement") with Borrower and Agent, in form and substance reasonably satisfactory to Agent, (i) requiring such TIAA Subsidiary to distribute promptly (and not less often than monthly) to Borrower all cash and Cash Equivalents which come into the possession of such TIAA Subsidiary and which are not required by such TIAA Subsidiary to satisfy (x) its immediate obligations to contractors and vendors entered into in the Ordinary Course of Business, or (y) its obligation under the TIAA Facilities, and (ii) assigning to Agent a security interest in Borrower's right, title and interest in, to and under such agreement and to all such payments required to be made thereunder, and Borrower shall cause each TIAA Subsidiary to comply with each such agreement.

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

         (e) Borrower shall cause FCA Construction Holdings promptly to dividend to Borrower all cash and Cash Equivalents which come into the possession of FCA Construction Holdings and which are not required to satisfy its immediate working capital requirements.

         4.16 Rent Reserve. The Borrower shall establish the Rent Reserve, which shall be fully funded by September 30, 2001 with respect to all of the real Property of the TIAA Subsidiaries subject to the TIAA Facilities as of the Effective Date. At each time after the Effective Date that any real Property of the Borrower or any of its Subsidiaries becomes subject to financing provided by TIAA which is not subject to such financing as of the Effective Date (each such parcel of real Property, when so financed with TIAA, being referred to as an "Additional TIAA Property"), the Borrower shall cause the Rent Reserve to be increased by an amount equal to five (5) months' principal and interest and impositions of the required payments of the related TIAA Financing Agreements at the time when such related TIAA Financing Agreements are executed.

         4.17 Further Assurances; Post Closing Deliveries. (a) The Borrower shall ensure that all written information, exhibits and reports furnished to the Agent or the Lenders do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

         (b) Promptly upon request by the Agent, the Borrower shall (and shall cause any of its Subsidiaries to) take such additional actions as the Agent may reasonably require from time to time in order:

                  (i) to carry out more effectively the purposes of this Agreement or any other Loan Document;

                  (ii) to subject to the Liens created by any of the Collateral Documents any of the Properties, rights or interests covered by any of the Collateral Documents;

                  (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby;

                  (iv) to cause any Subsidiary to guaranty the obligations of Borrower to the Lenders, other than (A) RE Holdings for so long as the U.S. Bank Facilities prohibit RE Holdings from giving such a guaranty, and (B) the TIAA Subsidiaries for so long as the TIAA Facilities prohibit the TIAA Subsidiaries from giving such a guaranty;

                  (v) to the extent required by clause (c) below, to create and perfect new Liens in favor of Agent for the benefit of Agent and the Lenders, subject to Permitted Liens, if any, except (A) as prohibited with respect to RE Holdings by the U.S. Bank Facilities, (B) as prohibited with respect to the TIAA Subsidiaries by the TIAA Facilities, and (C) for the leasehold interest with respect to the real Property in Plymouth, Minnesota (the "Plymouth Facility"); and

                  (vi) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or now or hereafter intended to be granted to the Agent and the Lenders under any Loan Document or under any other document executed in connection therewith.

Furthermore, Borrower shall pledge the stock or other equity interest of each of its Subsidiaries to Agent, for the benefit of Agent and Lenders, to secure the Obligations, except as otherwise approved in writing by the Required Lenders and except for the pledge of the equity interests of the TIAA Subsidiaries to the extent prohibited by the TIAA Facilities.

         (c) Other than with respect to the Excluded Real Property, Borrower shall, and shall cause its Subsidiaries other than the TIAA Subsidiaries to, take the following actions for the benefit of the Agent and the Lenders, with respect to any real Property or real Property interest which is held now or hereafter acquired by any of the Borrower, LT Kids, FCA Restaurant Holdings, FCA Construction Holdings or by RE Holdings:

                  (i) By September 30, 2001, with respect to the real Property interests of any of Borrower, LT Kids, FCA Restaurant Holdings, FCA Construction Holdings or RE Holdings now existing, other than as to the Excluded Real Property, Borrower shall deliver to Agent:

                           (A) copies of memorandums of leasehold interest in
                  respect of each leasehold of Borrower as a lessee (including, but not limited to, all RE Holdings Leases), in form and substance satisfactory to Agent which has been executed by Borrower;

                           (B) except to the extent prohibited by the applicable
                  lease(s), original collateral assignments of Borrower's leasehold interests for each parcel of real Property Borrower leases from any Person (including RE Holdings), in favor of the Agent for the benefit of the Agent and the Lenders and in form and substance satisfactory to Agent, which have been executed by Borrower;

                           (C) except to the extent prohibited by the U.S. Bank
                  Facilities, an original mortgage in favor of the Agent for the benefit of the Agent and the Lenders for each parcel of real Property owned by any of Borrower, LT Kids, FCA Restaurant Holdings, FCA Construction Holdings or RE Holdings, in form and substance satisfactory to Agent, which has been executed by Borrower or the applicable Subsidiary of Borrower;

                           (D) for each mortgage referred to in clause (c)(i)(C)
                  above, if and when the same has been recorded in the applicable recording office pursuant to clause (c)(i)(E) below, an original ALTA mortgagee policy of title insurance or a binder issued by a title insurance company reasonably satisfactory to the Agent insuring (or undertaking to insure, in the case of a binder) that such mortgage creates and constitutes a valid first Lien against Borrower's or such Subsidiary's fee simple interest in such real Property in favor of the Agent, for the benefit of Agent and the Lenders, subject only to exceptions reasonably acceptable to the Agent, with such endorsements and affirmative insurance as the Agent may reasonably request; and

                           (E) evidence satisfactory to the Agent that such
                  memorandum of leasehold interest, collateral assignment of lease or mortgage has been recorded of record in the applicable jurisdictions) and all recording fees, mortgage taxes, documentary stamp or intangible taxes, title insurance charges and other similar items payable in connection with the matters referred to in clauses (c)(i)(A) through (c)(i)(D) above have been paid; provided, however, that so long as no Default or Event of Default exists, such recording and payment of fees and taxes shall not be required in respect of any memorandum of leasehold interest or collateral assignment of lease executed and delivered to Agent if the cost of such recording exceeds $5,000. Borrower agrees, however, that at any time when a Default or Event of Default exists Agent may record any such memorandum of leasehold interest or collateral assignment of lease at Borrower's sole cost and expense, without notice to or consent of Borrower, and Borrower further agrees that Agent may record any such memorandum of leasehold interest or collateral assignment of lease at Agent's and/or Lenders' sole cost and expense at any time when no Default or Event of Default exists, without notice to or consent of Borrower.

                  (ii) Promptly, and in any event within thirty (30) days of any of Borrower, LT Kids, FCA Restaurant Holdings, FCA Construction Holdings or by RE Holdings becoming the owner or tenant of any real Property (other than as to the Excluded Real Property), Borrower shall deliver to Agent:

                           (A) a copy of a memorandum of leasehold interest in
                  respect of any leasehold of Borrower as a lessee with respect to such real Property, in form and substance satisfactory to Agent, which has been executed and recorded of record in the applicable jurisdiction;

                           (B) except to the extent prohibited by the applicable
                  lease, an original collateral assignment of Borrower's leasehold interests for each parcel of real Property Borrower leases from any Person (including RE Holdings), in favor of the Agent for the benefit of the Agent and the Lenders and in form and substance satisfactory to Agent, which have been executed by Borrower;

                           (C) except to the extent prohibited by the U.S. Bank
                  Facilities, an original mortgage in favor of the Agent for the benefit of the Agent and the Lenders for each parcel of real Property owned by any of Borrower, LT Kids, FCA Restaurant Holdings, FCA Construction Holdings or RE Holdings, in form and substance satisfactory to Agent, which has been executed by Borrower or the applicable Subsidiary of Borrower;

                           (D) for each mortgage referred to in clause
                  (c)(ii)(C) above, if and when the same has been recorded in the applicable recording office pursuant to clause (c)(ii)(E) below, an original ALTA mortgagee policy of title insurance or a binder issued by a title insurance company reasonably satisfactory to the Agent insuring

                  (or undertaking to insure, in the case of a binder) that such mortgage creates and constitutes a valid first Lien against the fee title to such real Property in favor of the Agent, for the benefit of Agent and the Lenders, subject only to exceptions reasonably acceptable to the Agent, with such endorsements and affirmative insurance as the Agent may reasonably request; and

                           (E) evidence satisfactory to the Agent that such
                  memorandum of lease, collateral assignment of lease or mortgage has been recorded of record in the applicable jurisdiction(s) and all recording fees, mortgage taxes, documentary stamp or intangible taxes, title insurance charges and other similar items payable in connection with the matters referred to in clauses (c)(ii)(A) through (c)(ii)(D) above have been paid; provided, however, that so long as no Default or Event of Default exists, such recording and payment of fees and taxes shall not be required in respect of any memorandum of lease or collateral assignment of lease executed and delivered to Agent if the cost of such recording exceeds $5,000. Borrower agrees, however, that at any time when a Default or Event of Default exists Agent may record any such memorandum of lease or collateral assignment of lease at Borrower's sole cost and expense, without notice to or consent of Borrower, and Borrower further agrees that Agent may record any such memorandum of lease or collateral assignment of lease at Agent's and/or Lenders' sole cost and expense at any time when no Default or Event of Default exists, without notice to or consent of Borrower.

                  (iii) Upon the request of Agent, with respect to each parcel of real Property in respect of which there is delivered a mortgage which has been recorded pursuant to clause (c)(i)(E) or (c)(ii)(E) preceding, Borrower, at Borrower's sole cost and expense, shall obtain and deliver or provide to the Agent (A) flood insurance and earthquake insurance on terms satisfactory to the Agent, (B) a current ALTA survey and surveyor's certification as to such real Property, each in form and substance reasonably satisfactory to the Agent, and (C) such consents, estoppels, subordination agreements and other documents and instruments executed by other Persons party to material contracts relating to such real Property as may be reasonably requested by the Agent.

                  (iv) To the extent that Borrower or RE Holdings or any other Subsidiary obtains, pays for or provides to any third party any of the following with respect to any parcel of real Property owned or leased or to be owned or leased by Borrower or any of its Subsidiaries (including, without limitation, U.S. Bank), copies of such items shall also be provided to the Agent, whether or not required pursuant to any other provision of this Section 4.17(c): surveys, environmental reports, title reports, engineering reports and other reports or information relating to the condition, location, suitability or title of such parcel.

         4.18 Acquisitions and Ownership of Real Property. The Borrower shall take all actions necessary to assure that the Borrower holds in its name fee title to all parcels of real Property in which the Borrower or any Subsidiary has any fee title interest (other than real Property relating to the Plymouth and Bloomington, Minnesota, Clubs, the real Property located in Canton, Michigan, Skokie, Illinois, Burr Ridge, Illinois and Orland Park, Illinois which is owned by RE

Holdings, and the real Property located in Rochester Hills, Michigan, which RE Holdings expects to acquire on or about July 20, 2001), unless the same is subject to a mortgage (a) in favor of the U.S. Bank Lenders securing the U.S. Bank Facilities if such real Property is owned by RE Holdings, or (b) in favor of TIAA securing the TIAA Facilities if such real Property is owned by a TIAA Subsidiary.

         4.19 Additional Equity. The Borrower shall (i) not later than seven (7) days after the Effective Date issue shares of its capital stock for gross proceeds of $15,000,000; and (ii) not later than sixty (60) Business Days after the Effective Date issue shares of its capital stock for additional gross proceeds of not less than $1,000,000.

                         ARTICLE V - NEGATIVE COVENANTS

         The Borrower covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than contingent indemnification Obligations to the extent no claim giving rise thereto has been asserted) shall remain unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

         5.1 Limitation on Liens. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

         (a) any Lien existing on the Property of the Borrower or its Subsidiaries on the Effective Date and set forth in Schedule 5.1 securing Indebtedness outstanding on such date and permitted by subsection 5.5(c), 5.5(g) or 5.5(i), including replacement Liens on the Property currently subject to such Liens;

         (b) any Lien created under any Loan Document;

         (c) Liens for taxes, fees, assessments or other governmental charges
(i) which are not delinquent or remain payable without penalty, or (ii) the non-payment thereof is permitted by Section 4.7, provided that, in respect of this clause (ii), all such Liens secure claims in the aggregate at any time outstanding for Borrower and its Subsidiaries not exceeding $250,000;

         (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the Ordinary Course of Business which are not delinquent for more than ninety (90) days or remain payable without penalty or which are being contested in good faith and by appropriate proceedings diligently prosecuted, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto and for which adequate reserves in accordance with GAAP are being maintained;

         (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other social security legislation or to secure the performance of tenders, statutory obligations, surety, stay, customs and appeals bonds, bids, leases, governmental contract, trade contracts, performance and return of money bonds and other similar obligations

(exclusive of obligations for the payment of borrowed money) or to secure liability to insurance carriers;

         (f) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such Liens secure claims in the aggregate at any time outstanding for the Borrower and its Subsidiaries do not exceed $250,000;

         (g) easements, rights-of-way, zoning and other restrictions, minor defects or other irregularities in title, and other similar encumbrances incurred in the Ordinary Course of Business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere in any material respect with the ordinary conduct of the businesses of the Borrower and its Subsidiaries;

         (h) Liens on any Property acquired or held by the Borrower or its Subsidiaries in the Ordinary Course of Business, securing Indebtedness incurred or assumed for the purpose of financing (or refinancing) all or any part of the cost of acquiring such Property and permitted under subsection 5.5(d); provided that (i) any such Lien attaches to such Property substantially concurrently with or within twenty (20) days after the acquisition thereof, (ii) such Lien attaches solely to the Property so acquired in such transaction, and (iii) the principal amount of the debt secured thereby does not exceed 100% of the cost of such Property;

         (i) Liens securing Capital Lease Obligations permitted under subsection 5.5(d);

         (j) any interest or title of a lessor or sublessor under any lease permitted by this Agreement;

         (k) Liens arising from precautionary UCC financing statements filed under any lease permitted by this Agreement;

         (l) set-off rights in favor of depository institutions maintaining the Permitted Accounts;

         (m) Liens against Property of RE Holdings securing Indebtedness permitted by Section 5.5(g) or Section 5.5(i), provided that such Liens attach substantially concurrently with the initial borrowing in respect of such Property under the U.S. Bank Facilities (or another permitted lender as provided in Section 5.5(i)); and

         (n) Liens against Property of a TIAA Subsidiary securing Indebtedness permitted by Section 5.5(h) provided that such Liens attach concurrently with the initial borrowing in respect of such Property under the TIAA Facilities.

         5.2 Disposition of Assets. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except for payments of Indebtedness which Indebtedness is otherwise permitted hereby, as and when such payments are due, and except for transfers and distributions by Subsidiaries to the Borrower and except for:

         (a) dispositions of inventory, or used, worn-out or surplus equipment; all in the Ordinary Course of Business;

         (b) dispositions not otherwise permitted hereunder which are made for fair market value; provided that (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, (ii) the aggregate sales price from such disposition shall be paid in cash, and (iii) the aggregate value of all assets so sold by the Borrower and its Subsidiaries, together, shall not exceed in any fiscal year $250,000 and; (iv) after giving effect to such disposition, Borrower is in compliance on a pro forma basis with the covenants set forth in Article 6, recomputed for the most recent month for which financial statements have been delivered;

         (c) any sale-leaseback of a Club by Borrower or a Subsidiary of Borrower provided that (i) at the time of any disposition, no Event of Default shall exist or shall result from such sale-leaseback, (ii) such sale shall be for fair value and the sales price from such sale-leaseback shall be paid in cash, (iii) the net proceeds of such sale shall exceed any Indebtedness which is secured by such Club and shall be applied first to repay such Indebtedness and the excess net proceeds shall be distributed to the Borrower (and any required consents of third Persons to such distribution shall have previously been obtained), (iv) the Borrower shall be the primary tenant under such leaseback arrangement, and (v) after giving effect to such disposition, Borrower is in compliance on a pro forma basis with the covenants set forth in Article VI, recomputed for the most recent month for which financial statements have been delivered;

         (d) [intentionally omitted];

         (e) the existing sublease by Borrower to FCA Restaurant Holdings of the restaurant space located in the Minneapolis Athletic Club at 615 Second Avenue South, Minneapolis, Minnesota, and any extensions thereof;

         (f) subleases of space in Clubs to specialty vendors of food, clothing, sports equipment, etc., which subleases, individually or in the aggregate, do not and could not reasonably be expected to cause or give rise to a Material Adverse Effect;

         (g) [intentionally omitted];

         (h) provided that no Default or Event of Default then exists or would be caused thereby, transfers of real Property owned by the Borrower to RE Holdings made in connection with RE Holdings' financing the improvement of such real Property under the U.S. Bank Facilities in connection with the initial borrowing under the U.S. Bank Facilities in respect of such real Property and the substantially concurrent granting of a mortgage in respect thereof to U.S. Bank to secure the U.S. Bank Facilities; and

         (i) provided that no Default or Event of Default then exists or would be caused thereby, transfers of real Property owned by the Borrower or RE Holdings to a TIAA Subsidiary made in connection with any such TIAA Subsidiary's financing such real Property under the TIAA Facilities and in connection with the initial borrowing under the TIAA Facilities in respect of such real Property and the concurrent granting a mortgage in respect thereof to TIAA to secure the TIAA Facilities; provided further that, with respect to any such transfer made by RE Holdings, (A) the net proceeds of the financing provided by TIAA shall exceed the portion of the

U.S. Bank Facilities which relates to such real Property and shall be applied first to repay that portion of the U.S. Bank Facilities which relates to such real Property and the excess net proceeds shall be distributed to the Borrower and used by the Borrower to prepay the Loans (and the U.S. Bank Facility Lenders shall have previously consent to such distribution), and (B) the Rent Reserve shall be concurrently increased by an amount equal to five (5) months' of the required payments of principal and interest and impositions under the TIAA Facilities related to such real Property.

         5.3 Consolidations and Mergers. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except as permitted by Section 5.2 and except:

         (a) upon not less than five (5) Business Days prior written notice to Agent, any Subsidiary of the Borrower which is not a TIAA Subsidiary or RE Holdings may merge with, or dissolve or liquidate into, the Borrower or a Wholly-Owned Subsidiary of Borrower which is not a TIAA Subsidiary or RE Holdings, provided that the Borrower or such Wholly-Owned Subsidiary shall be the continuing or surviving corporation;

         (b) RE Holdings, as lessor, shall lease all its real Property to the Borrower, as lessee, pursuant to RE Holdings Leases; and

         (c) the TIAA Subsidiaries, as lessors, shall lease all their real Property to the Borrower, as lessee, pursuant to the TIAA Subsidiary Leases.

         5.4 Loans and Investments. The Borrower shall not and shall not suffer or permit any of its Subsidiaries to (i) purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, including the establishment or creation of a Subsidiary, or (ii) make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Borrower (the items described in clauses
(i) and (ii) are referred to as "Investments"), except for Investments made by any Subsidiary in or to the Borrower and except for:

         (a) Investments in cash and Cash Equivalents;

         (b) Investments by the Borrower to LT Kids in existence on the Effective Date, provided that the obligations and equity interests of LT Kids are pledged to the Agent, for the benefit of Agent and Lenders, and any notes evidencing such obligations have such terms as the Agent may reasonably require and all certificates and instruments evidencing any of such obligations or equity interests have been delivered to the Agent;

         (c) loans and advances to employees in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding;

         (d) Investments by the Borrower to RE Holdings, provided that (i) with respect to any such Investment RE Holdings uses or employs the proceeds thereof in connection with the purchase or improvement of real Property or fixtures, or for services directly related thereto, within five (5) Business Days following the date of such Investment, and (ii) the obligations and equity interests of RE Holdings are pledged to the Agent, for the benefit of Agent and Lenders, and any notes evidencing such obligations have such terms as the Agent may reasonably require and all certificates and instruments evidencing any of such obligations or equity interests have been delivered to the Agent;

         (e) Investments by the Borrower to FCA Restaurant Holdings, which Investments FCA Restaurant Holdings shall use solely to finance its acquisition of equipment, furniture, fixtures and leasehold improvements used in the restaurant located in the Minneapolis Athletic Club at 615 Second Avenue South, Minneapolis, Minnesota, and provided that the obligations and equity interests of FCA Restaurant Holdings are pledged to the Agent, for the benefit of Agent and Lenders, and any notes evidencing such obligations have such terms as the Agent may reasonably require and all certificates and instruments evidencing any of such obligations or equity interests have been delivered to the Agent;

         (f) Investments by the Borrower to DuPage LLC not exceeding in the aggregate $3,500,000 (exclusive of obligations under the Bloomingdale Guaranty) made by Borrower, which Investments DuPage LLC has used and shall use solely in connection with the purchase or improvement of real Property or fixtures, or for services directly related thereto, for the purpose of constructing, equipping and operating a health and fitness center located on Army Trail Road, Bloomingdale, in DuPage County, Illinois, and provided that the obligations of DuPage LLC to the Borrower are pledged to the Agent, for the benefit of Agent and Lenders, and any notes evidencing such obligations have such terms as the Agent may reasonably require and all instruments evidencing any of such obligations have been delivered to the Agent; and

         (g) Investments by the Borrower to FCA Construction Holdings which Investments FCA Construction Holdings has used and shall use solely in connection with business activities permitted under Section 5.22, and provided that the obligations and equity interests of FCA Construction Holdings are pledged to the Agent, for the benefit of Agent and Lenders, and any notes evidencing such obligations have such terms as the Agent may reasonably require and all certificates and instruments evidencing any of such obligations or equity interests have been delivered to the Agent.

         5.5 Limitation on Indebtedness. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

         (a) Indebtedness incurred pursuant to this Agreement;

         (b) Indebtedness consisting of Contingent Obligations permitted pursuant to Section 5.9, including the Bloomingdale Guaranty as in effect on the date of this Agreement;;

         (c) Indebtedness existing on the Effective Date and set forth in
Schedule 5.5 including extensions and refinancings thereof which do not increase the principal amount of such Indebtedness as of the date of such extension or refinancing;

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

         (d) Indebtedness of the Borrower consisting of Capital Lease Obligations or secured by Liens permitted by subsection 5.1(h); provided, however, that such Indebtedness consisting of Capital Lease Obligations plus Indebtedness secured by Liens permitted by subsection 5.1(h), when aggregated with all other Senior Debt then outstanding, does not cause the Senior Leverage Ratio to exceed 2.75 to 1.0;

         (e) unsecured intercompany Indebtedness permitted pursuant to Section 5.4;

         (f) other unsecured Indebtedness not exceeding in the aggregate at any time outstanding $100,000;

         (g) the U.S. Bank Facilities, provided that (i) RE Holdings is the sole obligor, (ii) the sole security for the U.S. Bank Facilities is Property owned by RE Holdings, (iii) the outstanding principal amount of the U.S. Bank Facilities does not at any time exceed $58,000,000, (iv) the Call Agreement and the Mortgagee and Leasehold Mortgage Agreement are in full force and effect at all times while any such Indebtedness is outstanding, (v) the requirements of
Section 6.7 hereof are at all times satisfied, and (vi) with respect to each incurrence of any such Indebtedness after the Effective Date, no Default or Event of Default shall then exist or would be caused thereby and Borrower shall have delivered to Agent at least one (1) Business Day in advance thereof a calculation of the financial covenants in Sections 6.3, 6.6 and 6.7 prepared on a pro forma basis taking into account the proposed additional Indebtedness and demonstrating that incurrence of such Indebtedness will be in compliance with such Sections; and provided further that unless the U.S. Bank Financing Agreements have been further amended in form and substance satisfactory to Antares and BNPP (which each agree to use their best efforts to expeditiously reach agreement with the U.S. Bank Facility Lenders as to such amendments), (x) before October 1, 2001 the existing loans thereunder in respect of the Clubs in Algonquin, Illinois, Bloomington, Minnesota and Columbus, Ohio shall be repaid in full and such Property shall be released from any Liens under the U.S. Bank Facilities and transferred either to the Borrower or to one or more TIAA Subsidiaries (as permitted by Section 5.2(i)), and (y) no additional Indebtedness shall be permitted under the U.S. Bank Facilities until such amendment has been consummated, other than Indebtedness not to exceed $11,000,000 in principal amount expected to be incurred prior to September 30, 2001 in connection with the Club in Orland Park, Illinois which is scheduled for opening in August, 2001;

         (h) the TIAA Facilities, provided that (i) the TIAA Subsidiaries are the only obligors, (ii) the sole security for the TIAA Facilities is Property owned by the TIAA Subsidiaries, and (iii) with respect to each incurrence of any such Indebtedness after the Effective Date, no Default or Event of Default shall then exist or would be caused thereby and Borrower shall have delivered to Agent at least one (1) Business Day in advance thereof a calculation of the financial covenants in Sections 6.3 and 6.6 prepared on a pro forma basis taking into account the proposed additional Indebtedness and demonstrating that incurrence of such Indebtedness will be in compliance with such Sections; and

         (i) Indebtedness to Persons (other than TIAA) incurred with respect to the Clubs in Algonquin, Illinois, Bloomington, Minnesota and Columbus, Ohio pursuant to the second proviso in subsection 5.5(g) to refinance Indebtedness under the U.S. Bank Facilities in respect of such Property required to be repaid under such subsection and on terms and conditions and pursuant to documentation which is acceptable to Antares and BNPP in their sole discretion.

         5.6 Transactions with Affiliates. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Borrower or of any such Subsidiary, except:

         (a) as expressly permitted by this Agreement; or

         (b) in the Ordinary Course of Business and pursuant to the reasonable requirements of the business of the Borrower or such Subsidiary;

and, in the case of clause (b), upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Subsidiary (other than Norwest and Patricof) and which are disclosed in writing to Agent. Borrower hereby discloses that from time to time it rents/subleases private aircraft for business purposes from Windsor Aviation, LLC, an Affiliate of Borrower. Borrower believes that all such transactions have been and will be on an arm's length basis. Nothing in this Section 5.6 shall modify the requirements of Section 4.13 with respect to the RE Holdings Leases or the requirements of Section 4.14 with respect to the TIAA Subsidiary Leases.

         5.7 Management Fees and Compensation. The Borrower shall not, and shall not permit any of its Subsidiaries to pay any management, consulting or similar fees to any Affiliate of the Borrower or to any officer, director or employee of the Borrower or any of its Subsidiaries or any Affiliate of the Borrower except:

         (a) payment of reasonable compensation to officers and employees for actual services rendered to Borrower and its Subsidiaries in the Ordinary Course of Business; and

         (b) payment of directors' fees and reimbursement of actual out-of-pocket expenses incurred in connection with attending board of director meetings not to exceed in the aggregate, with respect to all such items, $40,000 in any fiscal year of Borrower.

         5.8 Use of Proceeds. The Borrower shall not and shall not suffer or permit any of its Subsidiaries to use any portion of the Loan proceeds, directly or indirectly, to purchase or carry Margin Stock or repay or otherwise refinance Indebtedness of the Borrower or others incurred to purchase or carry Margin Stock, or otherwise in any manner which is in contravention of any Requirement of Law or in violation of this Agreement.

         5.9 Contingent Obligations. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations except in respect of the Obligations and except:

         (a) endorsements for collection or deposit in the Ordinary Course of Business;

         (b) Contingent Obligations of the Borrower and its Subsidiaries existing as of the Effective Date and listed in Schedule 5.9, including extension and renewals thereof which do not increase the amount of such Contingent Obligations as of the date of such extension or renewal;

         (c) Contingent Obligations incurred in the Ordinary Course of Business with respect to surety and appeal bonds, performance bonds and other similar obligations;

         (d) Contingent Obligations arising under indemnity agreements to title insurers to cause such title insurers to issue to Agent title insurance policies;

         (e) Contingent Obligations arising with respect to customary indemnification obligations in favor of purchasers in connection with dispositions permitted under Section 5.2(b); and

         (f) Contingent Obligations arising with respect to Hedging Obligations under any Hedging Agreements entered into by Borrower with any Lender with respect to the Term Loans.

         5.10 Compliance with ERISA. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to:

         (a) terminate any Plan subject to Title IV of ERISA so as to cause a Material Adverse Effect;

         (b) permit to exist any ERISA Event or any other event or condition, which would reasonably be expected to have a Material Adverse Effect;

         (c) make a complete or partial withdrawal (within the meaning of ERISA
Section 4201) from any Multiemployer Plan so as to result in a Material Adverse Effect;

         (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which would reasonably be expected to have a Material Adverse Effect; or

         (e) permit the present value of all nonforfeitable accrued benefits under any Plan (using the actuarial assumptions utilized by the PBGC upon termination of a Plan) materially to exceed the fair market value of Plan assets allocable to such benefits, all determined as of the most recent valuation date for each such Plan.

         5.11 Restricted Payments. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to:

                  (i) declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, partnership interests, membership interests or other equity securities;

                  (ii) purchase, redeem or otherwise acquire for value any shares of its capital stock, partnership interests, membership interests or other equity securities or any warrants, rights or options to acquire such shares, interests or securities now or hereafter outstanding; or

                  (iii) make any payment or prepayment of principal of, premium, if any, interest, redemption, exchange, purchase, retirement, defeasance, sinking fund or similar payment with respect to, Subordinated Indebtedness or any Indebtedness of any Subsidiary;

(the items described in clauses (i), (ii) and (iii) are referred to as "Restricted Payments"); except that (a) any Subsidiary of the Borrower may (and shall to the extent required by Section 4.15) declare and pay dividends or distributions to the Borrower, (b) the Borrower may declare and make dividend payments or other distributions payable solely in its common stock, (c) FCA Restaurant Holdings may distribute to each of its members each fiscal year up to forty-six percent of the aggregate state and U.S. federal taxable income attributable to such members by reason of such members' respective ownership interests in FCA Restaurant Holdings, (d) in connection with any transfer by RE Holdings of real Property to a TIAA Subsidiary in connection with TIAA financing such real Property under the TIAA Facilities as permitted by Section 5.2(i), RE Holdings shall repay that portion of the U.S. Bank Facilities which relates to such real Property, and (e) RE Holdings may prepay the portion of the outstanding principal balance of the U.S. Bank Facilities of approximately $1,600,000 relating to the Bloomington, Minnesota Club.

         5.12 Change in Business. The Borrower shall not, and shall not permit any of its Subsidiaries to, engage in any material line of business substantially different from those lines of business carried on by it on the date hereof.

         5.13 Change in Structure. Except as expressly permitted under Section 5.3, the Borrower shall not and shall not permit any of its Subsidiaries to, make any material changes in its equity capital structure (including in the terms of its outstanding stock), or amend its certificate of incorporation or by-laws or articles of organization or operating agreement (as applicable) in any material respect or in any respect adverse to Agent or Lenders. Except as permitted by Section 5.3, the Borrower shall not permit LT Kids, FCA Restaurant Holdings, FCA Construction Holdings or RE Holdings or any TIAA Subsidiary to cease to be Wholly-Owned Subsidiaries of Borrower. Borrower shall cause LT Kids to be dissolved by not later than September 30, 2001.

         5.14 Accounting Changes. The Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Borrower or of any of its consolidated Subsidiaries (and, in the event of any such change(s) in accounting treatment or reporting practices required by GAAP, Borrower shall promptly (and in any event within five (5) days) provide to Agent and the Lenders restated Compliance Certificates for each of the most recently ended three (3) months reflecting such change(s) in accounting policies or financial reporting practices on a pro forma basis, in form satisfactory to Agent and Required Lenders, and shall thereafter provide to Agent and the Lenders, concurrently with each Compliance Certificate pursuant to
Section 4.2(b), a set of the calculations called for therein reflecting such change(s) in accounting policies or financial reporting practices, in form satisfactory to Agent and Required Lenders).

         5.15 Amendments to Related Agreements. The Borrower shall not (i) amend, supplement, waive or otherwise modify any provision of, the Related Agreements in a manner adverse to Agent or Lenders or which could reasonably be expected to have a Material Adverse Effect, or (ii) take or fail to take any action under the Related Agreements that could reasonably be expected to have a Material Adverse Effect.

         5.16 No Acquisitions. The Borrower shall not, and shall not permit any of its Subsidiaries to, acquire by purchase or otherwise any of the outstanding capital stock of, or all or substantially all of the business, Property or fixed assets of any Person. The Borrower shall not permit any Subsidiary to acquire any real Property, unless the same is subject to a mortgage (a) in favor of the U.S. Bank Lenders securing the U.S. Bank Facilities if the RE Holdings acquires such real Property, or (b) in favor of TIAA securing the TIAA Facilities if a TIAA Subsidiary acquires such real Property.

         5.17 No Changes of Name or Collateral Locations. The Borrower will not, and will not permit any of its Subsidiaries to, change its name or the address of its chief executive offices except upon thirty (30) days' prior written notice by Borrower to the Agent. The Borrower shall not permit any equipment or inventory in which Borrower or any of its Subsidiaries has rights to be located other than at a Permitted Collateral Location, except for equipment and inventory which is in transit in the Ordinary Course of Business, and except upon 30 days prior written notice by Borrower to the Agent.

         5.18 Bank Accounts. The Borrower shall not establish or maintain, or permit any of its Subsidiaries to establish or maintain, any bank, brokerage, deposit, money market or similar accounts other than the Permitted Accounts, provided that Borrower shall have until August 31, 2001 to obtain Deposit Account Agreements covering any such accounts in existence on the Effective Date which are not then subject to Deposit Account Agreements.

         5.19 Business of RE Holdings. The Borrower shall not permit RE Holdings to engage in any business or activity other than the purchase and improvement of real Property and the leasing of such Property to Borrower pursuant to an RE Holdings Lease.

         5.20 Business of FCA Restaurant Holdings. The Borrower shall not permit FCA Restaurant Holdings to engage in any business or activity other than the operating of a restaurant in the Minneapolis Athletic Club at 615 Second Avenue South, Minneapolis, Minnesota.

         5.21 Business of the TIAA Subsidiaries. The Borrower shall not permit any TIAA Subsidiary to engage in any business or activity other than the leasing of real Property to Borrower pursuant to TIAA Subsidiary Leases and acquiring real Property from RE Holdings and financing such acquisitions under the TIAA Facilities.

         5.22 Business of FCA Construction Holdings. The Borrower shall not permit FCA Construction Holdings to engage in any business or activity other than acting as construction manager and/or general contractor for the construction of Clubs.

                        ARTICLE VI - FINANCIAL COVENANTS

         The Borrower covenants and agrees that, so long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation (other than contingent indemnification Obligations to the extent no claim giving rise thereto has been asserted) shall remain unpaid or unsatisfied, unless the Required Lenders waive compliance in writing:

         6.1 Capital Expenditures. The Borrower and its Subsidiaries shall not make or commit to make Capital Expenditures during any twelve-month period which are in excess of the aggregate of:

         (a) $2.10 multiplied by the usable square footage of all open Clubs operated by Borrower on the date of determination, plus

         (b) any Capital Expenditures which are financed, provided, however, that to the extent that Indebtedness incurred to finance such Capital Expenditures constitutes Senior Debt, such Indebtedness, when aggregated with all other Senior Debt then outstanding, does not cause the Senior Leverage Ratio to exceed 2.75 to 1.0;

(such aggregate of (a) and (b) being herein referred to as the "Capital Expenditure Limitation"); and provided, further, that, in the event Borrower and its Subsidiaries do not expend the entire Capital Expenditure Limitation under clause (a) above in any fiscal year, Borrower and its Subsidiaries may carry forward to the immediately succeeding fiscal year twenty percent (20%) of the unutilized portion. All Capital Expenditures in any fiscal year shall first be applied to reduce the applicable Capital Expenditure Limitation for such fiscal year and then to reduce the carry-forward from the previous fiscal year, if any. Capital Expenditures shall be calculated in the manner set forth in Exhibit 4.2(b).

         6.2 Senior Leverage Ratio. The Borrower shall not permit the Senior Leverage Ratio ending at the end of any month to exceed 2.75 to 1.00. Senior Leverage Ratio shall be calculated in the manner set forth in Exhibit 4.2(b).

         6.3 Total Leverage Ratio. The Borrower shall not permit the Total Leverage Ratio as of any month to exceed 4.50 to 1.00. Total Leverage Ratio shall be calculated in the manner set forth in Exhibit 4.2(b).

         6.4 Fixed Charge Coverage Ratio. The Borrower shall not permit its Fixed Charge Coverage Ratio for the twelve month period ending at the end of any month to be less than 1.15 to 1.00. Fixed Charge Coverage Ratio shall be calculated in the manner set forth in Exhibit 4.2(b).

         6.5 Interest Coverage Ratio. The Borrower shall not permit its Interest Coverage Ratio for the twelve month period ending at the end of any month to be less than 3.00 to 1.00. Interest Coverage Ratio shall be calculated in the manner set forth in Exhibit 4.2(b).

         6.6 Adjusted Total Leverage Ratio. The Borrower shall not permit the Adjusted Total Leverage Ratio ending at the end of any month to exceed 4.00 to
1.00. Adjusted Total Leverage Ratio shall be calculated in the manner set forth in Exhibit 4.2(b).

         6.7 Loan to Value Ratio. The Borrower shall not permit the Loan to Value Ratio at the end of any month to exceed 0.50 to 1.00. Loan to Value Ratio shall be calculated in the manner set forth in Exhibit 4.2(b).

                         ARTICLE VII - EVENTS OF DEFAULT

         7.1 Event of Default. Any of the following shall constitute an "Event of Default":

         (a) Non-Payment. The Borrower fails to pay, (i) when and as required to be paid herein, any amount of principal of or interest on any Loan, including after maturity of the Loans, whether by acceleration or otherwise, or (ii) within five (5) days after the same shall become due, any fee or any other amount payable hereunder or pursuant to any other Loan Document; or

         (b) Representation or Warranty. Any representation or warranty by the Borrower or any of its Subsidiaries made or deemed made herein, in any Loan Document, or which is contained in any certificate, document or financial or other statement by the Borrower, any of its Subsidiaries, or their respective Responsible Officers, furnished at any time under this Agreement, or in or under any Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

         (c) Specific Defaults. The Borrower (i) fails to make any payment under any of the RE Holdings Leases or TIAA Subsidiary Leases when due, or (ii) fails to perform or observe any term, covenant or agreement contained in Sections 4.3, 4.4, 4.6, 4.9, 4.10, 4.13, 4.14., 415, 4.16 and 4.18 or Article V or Article VI
hereof, or (iii) fails to perform or observe any covenant or agreement contained in Sections 4.1, 4.2(b), 4.2(d) and such failure continues for seven (7) days or more.

         (d) Other Defaults. The Borrower or any of its Subsidiaries fails to perform or observe any other term, covenant or agreement contained in this Agreement or any Loan Document, and such default shall continue unremedied for a period of thirty (30) days after the date upon which written notice thereof is given to the Borrower by the Agent at the request of the Required Lenders; or

         (e) Cross-Defaults. (i) RE Holdings fails to make any payment under the U.S. Bank Facilities when due or fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under the U.S. Bank Facilities, if the effect of such failure, event or condition is to cause such Indebtedness to become due and payable or to permit the holder or holders of such Indebtedness to cause such Indebtedness to be declared to be due and payable prior to its stated maturity; or (ii) any TIAA Subsidiary fails to make any payment under the TIAA Facilities when due or fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under the TIAA Facilities, if the effect of such failure, event or condition is to cause such Indebtedness to become due and payable or to permit the holder or holders of such Indebtedness to cause such Indebtedness to be declared to be due and payable prior to its stated maturity; or (iii) the Borrower or any of its Subsidiaries (A) fails to make any payment in respect of any Indebtedness (other than the Obligations, the U.S. Bank Facilities and the TIAA Facilities) or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $250,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure, or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation (other than the Obligations, the U.S. Bank Facilities and the TIAA Facilities), if the effect of such failure, event or condition is to cause such Indebtedness or Contingent Obligation to become due and payable or cash collateral in respect thereof to be demanded, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) who have not irrevocably waived such failure, event or condition within thirty (30) days following the occurrence thereof to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or to be entitled to demand cash collateral in respect; or

         (f) Insolvency; Voluntary Proceedings. The Borrower or any of its Subsidiaries (i) ceases or fails to be Solvent, (ii) generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (iii) voluntarily ceases to conduct its business in the ordinary course; (iv) commences any Insolvency Proceeding with respect to itself; or (v) takes any action to effectuate or authorize any of the foregoing; or

         (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Borrower or any Subsidiary of the Borrower, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Borrower's or any of its Subsidiaries' Properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within sixty (60) days after commencement, filing or levy; (ii) the Borrower or any of its Subsidiaries admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Borrower or any of its Subsidiaries acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its Property or business;

         (h) ERISA. (i) A member of the Controlled Group shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under a Multiemployer Plan;
(ii) a member of the Controlled Group shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code, whether or not it has sought a waiver under Section 412(d) of the Code; (iii) the occurrence of an ERISA Event; (iv) a Plan that is intended to be qualified under Section 401(a) of the Code shall lose its qualification; (v) any member of the Controlled Group engages in or otherwise becomes liable for a non-exempt prohibited transaction;
(vi) a violation of section 404 or 405 of ERISA or the exclusive benefit rule under section 401(a) of the Code; (vii) any member of the Controlled Group is assessed a tax under section 4980B of the Code or incurs a liability under
Section 601 et seq of ERISA; and, the occurrence of any such event listed in clauses (i) through (vii), or the occurrence of any combination of events listed in clauses (i) through (vii) results in, or could reasonably be expected to result in, a Material Adverse Effect or result in exposure to Borrower in an amount in excess of $250,000.

         (i) Monetary Judgments. One or more judgments, non-interlocutory orders, decrees or arbitration awards shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (to the extent not covered by independent third-party insurance) as to any single or related series of transactions, incidents or conditions, of $250,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of thirty (30) days after the entry thereof; or

         (j) Non-Monetary Judgments. Any non-monetary judgment, order or decree shall be rendered against the Borrower or any of its Subsidiaries which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of ten (10) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

         (k) Collateral. Any material provision of any Collateral Document shall for any reason, other than due to an action by the Agent or the Lenders, cease to be valid and binding on or enforceable against the Borrower or any Subsidiary of the Borrower party thereto or the Borrower or any Subsidiary of the Borrower shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason (other than the failure of the Agent or the Lenders to take any action within their control) cease to be a perfected and first priority security interest subject only to Permitted Liens; or

         (l) Ownership. Any Change of Control shall occur; or

         (m) Environmental Problems. Environmental Claims shall have been asserted against the Borrower or any Subsidiary of the Borrower, or liabilities or other Contingent Obligations shall have been incurred by Borrower or by any Subsidiary of the Borrower relating to Environmental Claims or Environmental Laws, which could reasonably be expected to result in a Material Adverse Effect.

         7.2 Remedies. Upon the occurrence and during the continuance of any Event of Default, the Agent shall at the request of the Required Lenders:

         (a) declare all or any portion of the Commitment of each Lender to make Loans or issue Lender Letters of Credit or Letter of Credit Participation Agreements to be terminated, whereupon such Commitments shall forthwith be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and

         (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsections 7.1(f) and (g) above (in the case of clause (i) of paragraph (g) upon the expiration of the 60-day period

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

mentioned therein), the obligation of each Lender to make Loans and the obligation of Agent to issue Lender Letters of Credit and Letter of Credit Participation Agreements shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent or any Lender. The Agent shall promptly notify Borrower of any remedy elected by the Agent pursuant to this Section 7.2, provided that no failure or delay of the Agent in providing notice to Borrower shall prejudice the rights of the Agent or any Lender hereunder.

         7.3 Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

         7.4 Cash Collateral for Letters of Credit. If an Event of Default has occurred and is continuing or this Agreement shall be terminated for any reason, then the Agent shall upon request of Lenders holding at least sixty six and two-thirds percent (66-2/3%) of the Revolving Loan Commitments demand (which demand shall be deemed to have been delivered automatically upon any acceleration of the Loans and other obligations hereunder pursuant to Section
7.2 hereof), and Borrower shall thereupon deliver to the Agent, to be held for the benefit of the Agent and the Lenders entitled thereto, an amount of cash equal to the amount of Letter of Credit Participation Liability (determined in accordance with subsection 1.1(c) hereof) as additional collateral security for Borrower's Obligations in respect of any outstanding Lender Letter of Credit and Letter of Credit Participation Agreement. The Agent may at any time apply any or all of such cash and cash collateral to the payment of any or all of Borrower's Obligations in respect of any Lender Letters of Credit or Letter of Credit Participation Agreements. Pending such application, the Agent may (but shall not be obligated to) invest the same in an interest bearing account in the Agent's name, for the benefit of the Agent and the Lenders entitled thereto, under which deposits are available for immediate withdrawal, at such bank or financial institution as the Agent may, in its discretion, select.

                            ARTICLE VIII - THE AGENT

         8.1 Appointment and Authorization. Each Lender hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

         8.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not

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

be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         8.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for their own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

         8.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile or telephone message, statement or other document or conversation believed by it to be genuine and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Lenders (or, where an action or waiver need only be approved by the Required Lenders, by the Required Lenders) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lenders (or, where an action or waiver need only be approved by the Required Lenders, by the Required Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         8.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Required Lenders in accordance with Article VII.

         8.6 Credit Decision. Each Lender expressly acknowledges that none of the Agent-Related Persons has made any representation or warranty to it and that no act by the Agent hereinafter

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

taken, including any review of the affairs of the Borrower and its Subsidiaries shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of the Agent.

         8.7 Indemnification. Whether or not the transactions contemplated hereby shall be consummated, upon demand therefor the Lenders shall indemnify the Agent (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans and the termination or resignation of the Agent) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment to the Agent of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. In addition, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. Without limiting the generality of the foregoing, if the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including, any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 8.7, together with all related costs and expenses

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

(including Attorney Costs). The obligation of the Lenders in this Section 8.7 shall survive the payment of all Obligations hereunder.

         8.8 Agent in Individual Capacity. Antares and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with the Borrower and its Subsidiaries and Affiliates as though Antares were not the Agent hereunder and without notice to or consent of the Lenders. With respect to its Loans, Antares shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include Antares in its individual capacity.

         8.9 Successor Agent. The Agent may resign as Agent upon thirty (30) days' prior notice to the Lenders and to Borrower. If the Agent shall resign as Agent under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders subject to the prior consent of Borrower, which consent shall not be unreasonably withheld or delayed. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may thereupon appoint a successor agent from among the Lenders subject to the prior consent of Borrower, which consent shall not be unreasonably withheld or delayed. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article VIII and Sections 9.4 and 9.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation (or, if later, ten (10) days after the date upon which the Agent designates a successor agent), the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

         8.10 Collateral Matters.

         (a) The Agent is authorized (but not required) on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Collateral Documents.

         (b) The Lenders irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any
Collateral:

                  (i) upon termination of the Commitments and payment in full of all Loans and all other Obligations then payable under this Agreement and under any other Loan Document;

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

                  (ii) constituting Property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder;

                  (iii) consisting of an instrument evidencing Indebtedness or of any other debt instrument, if the indebtedness evidenced thereby has been paid in full; or

                  (iv) if approved, authorized or ratified in writing by the Required Lenders or all the Lenders, as the case may be, as provided in subsection 9.1(f).

Upon request by the Agent at any time, the Lenders will confirm in writing the Agent's authority to release particular types or items of Collateral pursuant to this subsection 8.10(b).

         (c) Each Lender agrees with and in favor of each other Lender (which agreement shall not be for the benefit of the Borrower or any of its Subsidiaries) that the Borrower's obligation to such Lender under this Agreement and the other Loan Documents shall be equally and ratably secured by any real property and/or other collateral now or hereafter securing any obligations of the Borrower or any of its Subsidiaries to such Lender, whether or not the same constitutes Collateral hereunder.

         8.11 Documentation Agent. The Documentation Agent shall only have the power to act as hereafter may be agreed to in writing between Agent and the Documentation Agent, and, in such capacity, the Documentation Agent shall each be entitled to all of the indemnifications, exculpations and other protections afforded the Agent in this Agreement including, without limitation, those contained in this ARTICLE VIII.

                           ARTICLE IX - MISCELLANEOUS

         9.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders, the Borrower and acknowledged by the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders, the Borrower and acknowledged by the Agent, do any of the following:

         (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to subsection 7.2(a)) or subject any Lender to any additional obligations;

         (b) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any Loan Document;


         (c) reduce the principal of, or the rate of interest specified herein or the amount of interest payable in cash specified herein on any Loan, or of any fees or other amounts payable hereunder or under any Loan Document;

         (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Lenders or any of them to take any action hereunder;

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

         (e) amend this Section 9.1 or the definition of Required Lenders or any provision providing for consent or other action by all Lenders; or

         (f) discharge any Subsidiary from their respective Obligations under the Loan Documents, or release all or substantially all of the Collateral except as otherwise may be provided in this Agreement or the other Loan Documents;

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Lenders or all the Lenders, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

         9.2 Notices. (a) All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission) and mailed by certified or registered mail, faxed or delivered by personal or overnight delivery, to the address or facsimile number specified for notices on the applicable signature page hereof; or, if directed to the Borrower or the Agent, to such other address as shall be designated by such party in a written notice to each of the other parties hereto given in compliance herewith, or, if directed to any other party hereto, to such other address as shall be designated by such party in a written notice given in compliance herewith to the Borrower and the Agent.

         (b) All such notices, requests and communications shall be effective
(i) if delivered in person, when delivered, (ii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Chicago Time, otherwise on the next Business Day, (iii) if delivered by overnight courier, one (1) Business Day after delivery to the courier properly addressed and (iv) if mailed, upon the third Business Day after the date deposited into the U.S. Mail, certified or registered; except that notices pursuant to Article I shall not be effective until actually received by the Agent.

         (c) The Borrower acknowledges and agrees that any agreement of the Agent and the Lenders in Article I hereof to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Borrower. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Agent and the Lenders shall not have any liability to the Borrower or other Person on account of any action taken or not taken by the Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Lenders of a confirmation which is at variance with the terms understood by the Agent and the Lenders to be contained in the telephonic or facsimile notice.

         9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

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

         9.4 Costs and Expenses. Whether or not the transactions contemplated hereby shall be consummated, the Borrower shall pay or reimburse:

         (a) Antares (including in its capacity as Agent) within five (5) Business Days after demand (except as otherwise provided in subsection 2.1(f)) for all reasonable out-of-pocket costs and expenses incurred by Antares (including in its capacity as Agent) in connection with the preparation, delivery, post-default administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the Attorney Costs incurred by Antares (including in its capacity as Agent) with respect thereto;

         (b) pay or reimburse each Lender and the Agent within five (5) Business Days after demand for all reasonable out-of-pocket costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies during the existence of an Event of Default (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding) under this Agreement, any other Loan Document, and any such other documents, including Attorney Costs, incurred by the Agent and/or any Lender; and

         (c) pay or reimburse Agent within five (5) Business Days after demand for all out-of-pocket appraisal, audit, environmental inspection and review (including the allocated cost of such internal services), search and filing costs, fees and expenses, incurred or sustained by Agent in connection with the matters referred to under subsections (a) and (b) of this Section 9.4.

         9.5 Indemnity. Whether or not the transactions contemplated hereby shall be consummated, the Borrower shall indemnify, defend and hold harmless each Lender, the Agent and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs):

         (a) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto; and

         (b) which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any Property of Borrower or any of its Subsidiaries;

(all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities to the extent arising from the gross negligence or willful misconduct of such Indemnified Person.

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

         No action taken by legal counsel chosen by the Agent or any Lender in defending against any investigation, litigation or proceeding or requested remedial, removal or response action shall vitiate or any way impair the Borrower's obligation and duty hereunder to indemnify and hold harmless the Agent and each Lender. In no event shall any site visit, observation, or testing by the Agent or any Lender (or any contractee of the Agent or any Lender) be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under, the site, or that there has been or shall be compliance with any Environmental Law. Neither the Borrower nor any other Person is entitled to rely on any site visit, observation, or testing by the Agent or any Lender. Neither the Agent nor any Lender owes any duty of care to protect the Borrower or any other Person against, or to inform the Borrower or any other party of, any Hazardous Materials or any other adverse condition affecting any site or Property. Neither the Agent nor any Lender shall be obligated to disclose to the Borrower or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by the Agent or any Lender.

         The obligations in this Section 9.5 shall survive payment of all other Obligations. At the election of any Indemnified Person, the Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Borrower. All amounts owing under this Section 9.5 shall be paid within thirty (30) days after demand. The Indemnified Person shall promptly notify Borrower of any event requiring indemnification under this Section, provided that the failure of any Indemnified Person to provide prompt notice shall not diminish any Indemnified Person's right to indemnification hereunder, except to the extent of any actual injury suffered by Borrower on account of the Indemnified Person's unreasonable delay in providing such notice.

         9.6 Marshaling; Payments Set Aside. Neither the Agent nor any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that the Borrower makes a payment or payments to the Agent or any Lender, or the Agent or any Lender enforces its Liens or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent in its discretion) to be repaid to a trustee, receiver or any other party in connection with any Insolvency Proceeding, or otherwise, then:

         (a) to the extent of such recovery the Obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred; and

         (b) each Lender severally agrees to pay to the Agent upon demand its ratable share of the total amount so recovered from or repaid by the Agent.

         9.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that any assignment by any Lender shall be subject to the provisions of Section 9.8 hereof, and provided further that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender.

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

         9.8 Assignments, Participations, etc. (a) Any Lender may, with the written consent of Borrower, which consent shall not be withheld or delayed in bad faith and shall not be required if an Event of Default exists, and Agent, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Agent or Borrower shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $2,000,000 or, if less, the entire Commitment of such Lender; provided, however, that the Borrower and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until:

                  (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee;

                  (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in form and substance reasonably satisfactory to Agent, such Lender and its Assignee (an "Assignment and Acceptance"); and

                  (iii) the assignor Lender or the Assignee has paid to the Agent a processing fee in the amount of $5,000.

         (b) From and after the date that the Agent notifies the assignor Lender that the Agent has received and provided its consent with respect to an executed Assignment and Acceptance and payment of the above-referenced processing fee:

                  (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under this Agreement and the other Loan Documents; and

                  (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

         (c) Immediately upon the making of the processing fee payment to the Agent in respect of the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitment of the assigning Lender to the same extent.

         (d) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however, that:

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                  (i) the Originating Lender's obligations under this Agreement shall remain unchanged;

                  (ii) the Originating Lender shall remain solely responsible for the performance of such obligations;

                  (iii) the Borrower and the Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents;

                  (iv) no Lender shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section 9.1; and

                  (v) the participation shall be in a minimum amount of $2,000,000 or, if less, the entire Commitment of such Originating Lender.

In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

         (e) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loans held by it to any Federal Reserve Lender or the United States Treasury as collateral security pursuant to Regulation A of the Federal Reserve Board and any Operating Circular issued by such Federal Reserve Lender, provided that any payment in respect of such assigned Loans made by the Borrower to or for the account of the assigning or pledging Lender in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect to such assigned Loans to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

         9.9 Confidentiality. Each of the Agent and the Lenders shall maintain in confidence in accordance with its customary procedures for handling confidential information, all written information that Borrower or any of its Subsidiaries, or any of their authorized representatives, furnishes to the Agent or any Lender on a confidential basis clearly marked as such ("Confidential Information"), other than any such Confidential Information that becomes generally available to the public other than as a result of a breach by the Agent or any Lender of its obligations hereunder or that is or becomes available to the Agent or such Lender from a source other than Borrower or any of its Subsidiaries, or any of their authorized representatives, and that is not, to the actual knowledge of the recipient thereof, subject to obligations of confidentiality with respect thereto; provided, however, that the Agent and each Lender shall in any event have the right to deliver copies of any such documents, and to disclose any such information, to:

         (a) its directors, officers, trustees, partners, employees, agents, attorneys and professional consultants;

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

         (b) any other Lender and any successor Agent;

         (c) any Person to which such Lender offers to sell any Loan or any part thereof or interest or participation therein (provided such Person agrees to keep such information confidential on the terms set forth in this Section 9.9);

         (d) any Person from which such Lender offers to purchase any security of the Borrower or any of its Subsidiaries;

         (e) any federal or state regulatory authority or examiner, or any insurance industry association, regulating or having jurisdiction over the Agent or such Lender; and

         (f) any other Person to which such delivery or disclosure may be necessary or appropriate (i) in compliance with any applicable law, rule, regulation or order, (ii) in response to any subpoena or other legal process or informal investigative demand, (iii) in connection with any litigation to which the Agent or such Lender is a party, or (iv) in connection with the enforcement of the rights and remedies of the Agent or the Lenders under this Agreement and the other Loan Documents at any time when an Event of Default shall have occurred and be continuing.

         9.10 Set-off, Sharing of Payments. In addition to any rights and remedies now or hereafter granted under applicable law, and not by way of limitation of any such rights or remedies, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized by the Borrower at any time and from time to time, with reasonably prompt subsequent notice to the Borrower or to any other Person (any prior or contemporaneous notice being hereby expressly waived by the Borrower) to set off and to appropriate and to apply any and all

         (a) balances held by such Lender at any of its offices for the account of the Borrower or any of its Subsidiaries (regardless of whether such balances are then due to the Borrower or any of its Subsidiaries); and

         (b) other Property at any time held or owing by such Lender to or for the credit or for the account of the Borrower or any of its Subsidiaries;

against and on account of any and all Obligations which are not paid when due. Any Lender having a right to set off shall purchase for cash (and the other Lenders shall sell) participations in each such other Lender's pro rata share of the Obligations as would be necessary to cause such Lender to share the benefit of such right of set-off with each other Lender in accordance with their respective pro rata shares of the Obligations. The Borrower agrees, to the fullest extent permitted by law, that (i) any Lender may exercise its right to set off with respect to amounts in excess of its pro rata share of the Obligations and may sell participations to other Lenders, and (ii) any Lender so purchasing a participation in the Obligations held by other Lenders may exercise all rights of setoff, bankers' lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Obligations in the amount of such participation. The Borrower hereby grants to each Lender a security interest in all such deposits and other Property, whether now existing or hereafter arising, held by each Lender for the purposes set forth herein.

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

         9.11 Notification of Addresses, Lending Offices, Etc. Each Lender shall notify the Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         9.12 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with each of the Borrower and the Agent.

         9.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         9.14 Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

         9.15 Independence of Provisions. The parties acknowledge that this Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.

         9.16 Interpretation. This Agreement is the result of negotiations among and has been reviewed by counsel to the Agent, the Borrower and other parties, and is the product of all parties hereto. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in the preparation of such documents and agreements.

         9.17 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders and the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Agent nor any Lender shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

         9.18 Governing Law and Jurisdiction.

                  (A) THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (B) BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING

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

OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY BORROWER AGAINST AGENT OR ANY LENDER OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

                  (C) BORROWER DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY BORROWER WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY BORROWER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO BORROWER AT ITS ADDRESS PROVIDED IN SUBSECTION 9.2 EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY BORROWER REFUSES TO ACCEPT SERVICE, BORROWER HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

         9.19 Waiver of Jury Trial. THE BORROWER, THE LENDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWER, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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

         9.20 Entire Agreement; Release. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrower, the Lenders and the Agent, and supersedes all prior or contemporaneous Agreements and understandings of such Persons, oral or written, relating to the subject matter hereof and thereof, and any prior arrangements made with respect to the payment by the Borrower of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or the Lenders. Execution of this Agreement by the Borrower constitutes a full, complete and irrevocable release of any and all claims which the Borrower may have at law or in equity in respect of all prior discussions and understandings, oral or written, relating to the subject matter of this Agreement and the other Loan Documents. Neither Agent nor any Lender shall be liable to Borrower or any other Person on any theory of liability for any special, indirect, consequential or punitive damages.

         9.21 Subordination to Equipment Lender, in Respect of Certain Equipment. The Agent agrees to subordinate its security interest in the Collateral consisting of equipment of Borrower identified on Schedule 9.21 hereto and the proceeds thereof, which is financed by Carlton Financial Corporation or other lenders, on terms which are mutually agreeable to the Agent and such other lenders.

               ARTICLE X - TAXES, YIELD PROTECTION AND ILLEGALITY

         10.1 Taxes. (a) Subject to subsection 10.1(g), any and all payments by the Borrower to each Lender or the Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income by the jurisdiction under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

         (b) In addition, the Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

         (c) Subject to subsection 10.1(g), the Borrower shall indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 10.1) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days from the date the Lender or the Agent makes written demand therefor.

         (d) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then, subject to subsection 10.1(g):

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

                  (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 10.1) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

                  (ii) the Borrower shall make such deductions; and

                  (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

         (e) Within thirty (30) days after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

         (f) Each Lender which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

                  (i) it shall, no later than the Effective Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 9.8 after the Effective Date, the date upon which the Lender becomes a party hereto) deliver to the Borrower through the Agent two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                  (ii) if at any time the Lender makes any changes necessitating a new Form 4224 or Form 1001, it shall with reasonable promptness deliver to the Borrower through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224, or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                  (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Lender and deliver to the Borrower through the Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Lender; and

                  (iv) it shall, promptly upon the Borrower's or the Agent's reasonable request to that effect, deliver to the Borrower or the Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

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

         (g) The Borrower will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to subsection 10.1(d) to any Lender for the account of any Lending Office of such Lender:

                  (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under subsection 10.1(f) in respect of such Lending Office; or

                  (ii) if such Lender shall have delivered to the Borrower a Form 1001 and/or Form 4224 in respect of such Lending Office pursuant to subsection 10.1(f), and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law, treaty or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001 and/or Form 4224.

         (h) If, at any time, the Borrower requests any Lender to deliver any forms or other documentation pursuant to subsection 10.1(f)(iv), then the Borrower shall, on demand of such Lender through the Agent, reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

         (i) If the Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection 10.1(d), then such Lender shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrower which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         10.2 Illegality. (a) If after the date hereof any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make LIBOR Loans, then, on notice thereof by the Lender to the Borrower through the Agent, the obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender shall have notified the Agent and the Borrower that the circumstances giving rise to such determination no longer exists.

         (b) Subject to clause (c) below, if a Lender shall determine that it is unlawful to maintain any LIBOR Rate Loan, the Borrower shall prepay in full all LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loans.

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         (c) If the obligation of any Lender to make or maintain LIBOR Rate
Loans has been terminated, the Borrower may elect, by giving notice to the Lender through the Agent that all Loans which would otherwise be made by any such Lender as LIBOR Rate Loans shall be instead Base Rate Loans.

         (d) Before giving any notice to the Agent pursuant to this Section 10.2, the affected Lender shall designate a different Lending Office with respect to its LIBOR Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender.

         10.3 Increased Costs and Reduction of Return. (a) If any Lender shall determine that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation of general application to lenders of the same classification as the Lender, or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority of general application to lenders of the same classification as the Lender (whether or not having the force of law) made, in the case of clause (i) or (ii) subsequent to the date hereof, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrower shall be liable for, and shall from time to time, within 30 days of demand therefor by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs, provided that Borrower shall not be obligated to pay any such amount or amounts which are attributable to any period of time occurring more than 45 days prior to the date of receipt by Borrower of the written notice from such Lender described in Section 10.7.

         (b) If any Lender shall have determined that:

                  (i) the introduction of any Capital Adequacy Regulation;

                  (ii) any change in any Capital Adequacy Regulation;

                  (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof; or

                  (iv) compliance by the Lender (or its Lending Office) or any corporation controlling the Lender, with any Capital Adequacy Regulation;

affects the amount of capital required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment(s), loans, credits or obligations under this Agreement, then, within 30 days of demand of such Lender (with a copy to the Agent), the Borrower shall upon demand pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase, provided that Borrower shall not be obligated to pay any such amount or amounts which are attributable to any period of time occurring more than 45

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days prior to the date of receipt by Borrower of the written notice from such
Lender described in Section 10.7.

         10.4 Funding Losses. The Borrower agrees to reimburse each Lender and to hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

         (a) the failure of the Borrower to make any payment or mandatory prepayment of principal of any LIBOR Rate Loan (including payments made after any acceleration thereof);

         (b) the failure of the Borrower to borrow, continue or convert a Loan after the Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

         (c) the failure of the Borrower to make any prepayment after the Borrower has given a notice in accordance with Section 1.7;

         (d) the prepayment (including pursuant to Section 1.8) of a LIBOR Rate Loan on a day which is not the last day of the Interest Period with respect thereto, other than pursuant to subsection 10.2; or

         (e) the conversion pursuant to Section 1.6 of any LIBOR Rate Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period, other than pursuant to subsection 10.2;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained. Solely for purposes of calculating amounts payable by the Borrower to the Lenders under this Section 10.4 and under Section 10.3(a): each LIBOR Rate Loan made by a Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the interest rate for such LIBOR Rate Loan by a matching deposit or other borrowing in the interbank Eurodollar market for a comparable amount and for a comparable period, whether or not such LIBOR Rate Loan is in fact so funded.

         10.5 Inability to Determine Rates. If the Agent shall have determined in good faith that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR for any requested Interest Period with respect to a proposed LIBOR Rate Loan or that the LIBOR applicable pursuant to subsection 1.3(a) for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will forthwith give notice of such determination to the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower does not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans.

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         10.6 Reserves on LIBOR Rate Loans. The Borrower shall pay to each
Lender, as long as such Lender shall be required under regulations of the Federal Reserve Board to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each LIBOR Rate Loan equal to actual costs of such reserves allocated to such Loan by the Lender (as determined by the Lender in good faith, which determination shall be conclusive absent demonstrative error), payable on each date on which interest is payable on such Loan provided the Borrower shall have received at least fifteen (15) days' prior written notice (with a copy to the Agent) of such additional interest from the Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest shall be payable fifteen (15) days from receipt of such notice.

         10.7 Certificates of Lenders. Any Lender claiming reimbursement or compensation pursuant to this Article X shall deliver to the Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Lender hereunder and such certificate shall be conclusive and binding on the Borrower in the absence of manifest error.

         10.8 Survival. The agreements and obligations of the Borrower in this
Article X shall survive the payment of all other Obligations.

         10.9 Replacement of Lender in Respect of Increased Costs. Within forty-five (45) days after receipt by the Borrower of written notice and demand from any Lender (an "Affected Lender") for payment of additional costs as provided in subsections 10.1, 10.3 and 10.6, the Borrower may, at its option, notify the Agent and such Affected Lender of the Borrower's intention to obtain, at the Borrower's expense, a replacement Lender ("Replacement Lender") for such Affected Lender, which Replacement Lender shall be reasonably satisfactory to the Agent. In the event the Borrower obtains a Replacement Lender within ninety
(90) days following notice of its intention to do so, the Affected Lender shall sell and assign its Loans and Commitments to such Replacement Lender, provided that the Borrower has reimbursed such Affected Lender for its increased costs for which it is entitled to reimbursement under this Agreement through the date of such sale and assignment.

                            ARTICLE XI - DEFINITIONS

         11.1 Defined Terms. The following terms are defined in the Sections or subsections referenced opposite such terms:

"Additional TIAA Property"                  4.16
"Affected Lender"                           10.9
"Allocation Increase/Decrease Request"      1.7(b)
"Allocation Request"                        1.7(a)
"Antares"                                   Preamble
"Assignee"                                  9.8(a)
"Assignment and Acceptance"                 9.8(a)(ii)
"Borrower"                                  Preamble
"Chase"                                     Preamble
"Collateral Locations"                      3.21

"Commitment Fee"                                         1.9(b)
"Confidential Information"                               9.9
"Event of Default"                                       7.1
"Existing Credit Agreement"                              Second WHEREAS
"Form 1001"                                              10.1(f)
"Form 4224"                                              10.1(f)
"Indemnified Person"                                     9.5
"Indemnified Liabilities"                                9.5
"Investments"                                            5.4
"Lender"                                                 Preamble
"Lender Letter of Credit"                                1.1(c)
"Letter of Credit Participation Agreement"               1.1(c)
"Letter of Credit Participation Fee"                     1.9(b)
"Letter of Credit Participation Fee Ratio"               1.12(d)
"Material Contracts"                                     3.23
"Maximum Revolving Loan Balance"                         1.1(a)
"Originating Lender"                                     9.8
"Other Taxes"                                            10.1(b)
"Participant"                                            9.8(d)
"Permitted Liens"                                        5.1
"Plymouth Facility"                                      4.17(b)
"Restricted Payments"                                    5.11
"Replacement Lender"                                     10.9
"Revolving Loan Commitment"                              1.1 (a)
"Revolving Loan"                                         1.1 (a)
"Taxes"                                                  10.1(a)
"TIAA Subsidiary Lease"                                  4.14
"TIAA Subsidiary Upstream Distribution Agreement"        4.15(d)
"Total Leverage Ratio"                                   Exhibit 4.2(b)
"U.S. Bank Facility Lenders"                             Definition of U.S. Bank Facilities

In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

         "Adjusted Consolidated EBIDAT" means, for any period, Consolidated EBIDAT less any amount thereof attributable to Clubs and Projects owned by RE Holdings.

         "Adjusted Total Debt" means, as of any determination date, Total Debt minus Indebtedness of RE Holdings under the U.S. Bank Facilities as of such date.

         "Adjusted Total Leverage Ratio" means, as of any date of determination, the ratio of Adjusted Total Debt as of such date to Adjusted Consolidated EBIDAT for the twelve months most recently ended.

         "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of five percent (5%) or more of the equity of a Person shall for the purposes of this Agreement, be deemed to control the other Person. Notwithstanding the foregoing, neither the Agent nor any Lender shall be deemed an "Affiliate" of the Borrower or of any Subsidiary of the Borrower.

         "Agent" means Antares in its capacity as agent for the Lenders hereunder, and any successor entity acting as agent for the Lenders hereunder.

         "Agent-Related Persons" means Antares and any successor agent arising under Section 8.9, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Revolving Loan Commitment" means the combined Revolving Loan Commitments of the Lenders, which shall be in the amount of $25,000,000, as such amount may be reduced from time to time pursuant to this Agreement.

         "ANB" means American National Bank and Trust Company of Chicago, a national banking association.

         "Applicable Margin" means (a) with respect to LIBOR Rate Loans, 4.00%, and (b) with respect to Base Rate Loans, 2.50%.

         "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the reasonable allocated cost of internal legal services and all reasonable disbursements of internal counsel.

         "Availability" means as of any date of determination thereof, an amount determined by subtracting (i) the aggregate outstanding amount of Revolving Loans and Letter of Credit Participation Liability from (ii) the maximum amount of Revolving Loans and Letter of Credit Participation Liability which could then be outstanding pursuant to Section 1.1(a).

         "Availability Certificate" means a duly completed certificate of Borrower in substantially the form of Exhibit 11.1(a) hereto.

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et seq., as amended and in effect from time to time and the regulations issued from time to time thereunder.

         "Base Rate" means, for any day, a rate of interest equal to the rate of interest which is identified as the "Prime Rate" and normally published in the Money Rates section of The Wall Street Journal (or, if such rate ceases to be so published, as quoted from such other generally available and recognizable source as the Agent may select).

         "Base Rate Loan" means a Loan that bears interest based on the Base
Rate.

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

         "Bloomingdale Guaranty" means that certain Guaranty dated as of June 7, 2000 executed by Borrower in favor of ANB guaranteeing to ANB the payment of one-third (1/3) of the reimbursement obligations of DuPage LLC to ANB in respect of that certain letter of credit dated June 7, 2000 issued by ANB securing $14,500,000 principal amount of bonds issued by the Bloomingdale Development Authority, the net proceeds of which issuance of bonds has been loaned to DuPage LLC for site acquisition and construction of a health and fitness center in Bloomingdale, DuPage County, Illinois.

         "Borrowing" means a borrowing hereunder consisting of Loans or L/C Facilities made to the Borrower on the same day by the Lenders pursuant to
Article I.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois or New York, New York are authorized or required by law to close and, if the applicable Business Day relates to any LIBOR Rate Loan, a day on which dealings are carried on in the London interbank market.

         "Call Agreement" means that certain Amended and Restated Call Agreement dated as of March 3, 1999 by and among U.S. Bank and Antares.

         "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy and having general application to lenders of the same classification of a Lender or of any corporation controlling a Lender.

         "Capital Expenditures" means, for any period and with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing of fixed or capital assets or additions to fixed or capital assets (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

         "Capital Lease" means any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease.

         "Capital Lease Obligations" means all monetary obligations of the Borrower or any of its Subsidiaries under any Capital Leases.

         "Capitalization Documents" means, collectively, the Borrower's Articles of Incorporation and by-laws, each certificate of designation relating to any shares of outstanding capital stock of the Borrower and each subscription agreement or other instrument, document or agreement governing or relating to any capital stock of the Borrower.

         "Cash Equivalents" means: (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof having maturities of not more than six (6) months from the date of acquisition; (b) certificates of deposit, time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a tenor of not more than six (6) months, issued by any Lender, or by any U.S. commercial bank or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S. having combined capital and surplus of not less than $250,000,000; (c) commercial paper of an issuer rated at least

A-1 by Standard & Poor's Corporation or P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than three (3) months.

         "Change of Control" means any transfer of capital stock of the Borrower as a result of which, without the consent of the Required Lenders:

                  (i) Bahram Akradi individually ceases to hold, legally or beneficially, the percentage of ownership as a shareholder of Borrower which he holds on the Effective Date, or the other shareholders of the Borrower who are employees of the Borrower as of the Effective Date cease to hold, legally or beneficially, at least four percent (4%) of the outstanding ownership of the Borrower, except to the extent that Bahram Akradi and such other employee shareholders are diluted (but not more than proportionately) as the result of a purchase of new shares of capital stock of the Borrower by contributors of capital raised in either the public or private markets; provided, however, that

                  (x) Bahram Akradi may transfer up to five percent (5%) of his holdings in Borrower in any calendar year (but such transfer right shall not be cumulative across calendar years); and

                  (y) Bahram Akradi or any such employee shareholder may
              transfer any or all of his shares:

                  1. to the Borrower pursuant to the death of such shareholder, or

                  2. to any adult member of such shareholder's "immediate family" (meaning the spouse, a sibling, a lineal ancestor or a lineal descendent (including a legally adopted child) or a spouse of any lineal ancestor or descendent) or to a trust for the benefit of any member of the "immediate family" of such shareholder, provided that with respect to any such transfer by Bahram Akradi, subsequent to such transfer he remains a shareholder and retains not less than 15.1% ownership of the Borrower (subject to reduction as provided in clause (x) preceding); or

                  (ii) any shareholder (other than Bahram Akradi) owning an interest of more than ten percent (10%) of Borrower's capital stock as of the Effective Date shall transfer any of its or his shares without the consent of Required Lenders; provided that such a shareholder may transfer any or all of its shares without such consent (x) to any of its Affiliates, or (y) to the Borrower pursuant to the death of such shareholder.

         "Club" means (a) a health club facility which is operated by Borrower; and (b) without duplication, any Project for which Borrower has submitted a Good Faith Project Budget to the Agent. There are twenty-one (21) operating Clubs as of the Effective Date.

         "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

         "Collateral" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Borrower as debtor and its Subsidiaries in or upon which a Lien now or hereafter exists in favor of any Lender or the Agent for the benefit of the Lenders, whether under this Agreement or under any other documents executed by any such Persons and delivered to the Agent.

         "Collateral Documents" means, collectively, the Security Agreements, the Guaranties, the Leasehold Mortgages, the Pledge Agreement, the Negative Pledge Agreement, the Assignment of Leases and Rents, the Deposit Account Agreements with respect to Permitted Accounts, the TIAA Subsidiary Upstream Distribution Agreements, the Rent Reserve Account Agreement, and all other security agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other similar agreements, and all amendments, restatements, modifications or supplements thereof or thereto, by or between any one or more of the Borrower or its Subsidiaries and any Lender or the Agent for the benefit of the Lenders now or hereafter delivered to the Lenders or the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC or comparable law) against the Borrower or its Subsidiaries as debtor in favor of any Lender or the Agent for the benefit of the Lenders, as secured party.

         "Commitment" means, for each Lender, its Revolving Loan Commitment.

         "Commitment Percentage" means, as to any Lender, the percentage equivalent of such Lender's Revolving Loan Commitment divided by the Aggregate Revolving Loan.

         "Consolidated EBIDAT" means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) Consolidated Net Income (Loss) for such period plus (b) all amounts deducted in determining such Consolidated Net Income (Loss) for such period for depreciation or amortization, plus (c) interest expense deducted in determining such Consolidated Net Income (Loss) for such period, plus (d) all accrued taxes on or measured by income to the extent included in the determination of such Consolidated Net Income (Loss) for such period, plus (e) to the extent included in determining such Consolidated Net Income (Loss) for such period, any extraordinary losses and losses from discontinued operations, plus (f) all other non-cash charges which reduced such Consolidated Net Income (Loss) for such period.

         "Consolidated Net Income (Loss)" means, for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis for such period, determined in accordance with GAAP; provided that in determining Consolidated Net Income (Loss) there shall be excluded: (a) the income (or loss) of any Person which is not a Wholly-Owned Subsidiary of Borrower, except to the extent of the amount of dividends or other distributions actually paid to Borrower in cash by such Person during such period that is not at the time prohibited by operation of the terms of its charter or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Person; (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person's assets are acquired by Borrower or any of its Subsidiaries; (c) the proceeds of any life insurance policy; (d) gains (but not losses) from the sale, exchange, transfer or other disposition of Property or assets not in the ordinary course of business of Borrower and its Subsidiaries, and related tax effects in accordance with GAAP; (e) any other extraordinary or non-recurring gains (but not losses) of Borrower or its Subsidiaries, and related tax effects in accordance with GAAP; and (f) in the event of a sale of a Club or a closing of a Club, an amount equal to the income (or loss) of such Club for the period for which Consolidated Net Income (Loss) is being calculated.

         "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person: (i) with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings; (iii) under any Rate Contracts; (iv) to make take-or-pay or similar payments if required regardless of nonperformance by any other party or parties to an agreement; or
(v) for the obligations of another through any agreement to purchase, repurchase or otherwise acquire such obligation or any property constituting security therefor, to provide funds for the payment or discharge of such obligation or to maintain the solvency, financial condition or any balance sheet item or level of income of another Person. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if not a fixed and determined amount, the maximum amount so guaranteed or supported.

         "Contractual Obligations" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

         "Controlled Group" means the Borrower and all Persons (whether or not incorporated) under common control or treated as a single employer with the Borrower pursuant to Section 414(b), (c), (m) or (o) of the Code.

         "Conversion Date" means any date on which the Borrower converts a Base Rate Loan to a LIBOR Rate Loan or a LIBOR Rate Loan to a Base Rate Loan.

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Deposit Account Agreements" mean the Deposit Account Agreements between the Agent, on behalf of the Lenders, Borrower or one of its Subsidiaries (as applicable), and each bank or institution at which Borrower or its Subsidiary maintains a Permitted Account concerning control of the cash or investment securities contained in the Permitted Account, in form and substance acceptable to the Agent.

         "Disposition" means the sale, lease, conveyance or other disposition of Property, other than sales or other dispositions expressly permitted under subsection 5.2.

         "Dollars", "dollars" and "$" each mean lawful money of the United States of America.

         "DuPage LLC" means Bloomingdale LIFE TIME Fitness, L.L.C., an Illinois limited liability company.

         "DuPage LLC Agreement" means the Operating Agreement of DuPage LLC dated as of December 1, 1999 by and among Borrower and the other members of DuPage LLC.

         "Effective Date" means the date on which all conditions precedent set forth in Section 2.1 are satisfied or waived by Antares and BNPP.

         "Eligible Assignee" means any of: (a) a commercial bank organized under the laws of the United States, or any State thereof having combined capital and surplus of not less than $250,000,000; (b) a commercial bank organized under the laws of any other country having combined capital and surplus of not less than $250,000,000; or (c) a finance company, insurance company or other financial institution or fund which is engaged in making, purchasing or otherwise investing in commercial loans for its own account in the ordinary course of its business.

         "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental, placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by the Borrower.

         "Environmental Laws" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b), 414(c) or 414(m) of the Code.

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

         "ERISA Event" means (a) a Reportable Event with respect to a Qualified Plan or a Multiemployer Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Qualified Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA); (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan; (d) the filing of a notice of intent to terminate, the treatment of a plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Qualified Plan or Multiemployer Plan subject to Title IV of ERISA; (e) a failure by the Borrower or any member of the Controlled Group to make required contributions to a Qualified Plan or Multiemployer Plan; (f) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Qualified Plan or Multiemployer Plan; (g) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; (h) an application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code with respect to any Plan; (i) a non-exempt prohibited transaction occurs with respect to any Plan for which the Borrower or any Subsidiary of the Borrower may be directly or indirectly liable; or (j) a violation of the applicable requirements of Section 404 or 405 of ERISA or the exclusive benefit rule under Section 401(a) of the Code by any fiduciary or disqualified person with respect to any Plan for which the Borrower or any member of the Controlled Group may be directly or indirectly liable.

         "Event of Loss" means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such Property or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property. "Event of Loss" also means the death of Bahram Akradi.

         "Excess Project Investment Borrowing" means a Borrowing of a Revolving Loan or a L/C Facility used by Borrower either (x) to fund an equity investment in RE Holdings, the proceeds of which will be used exclusively by RE Holdings to acquire or develop a Project, or (y) to acquire or develop a Project directly, where, after giving effect to such Borrowing or L/C Facility, either

                  (a) the total amount of all Borrowings and L/C Facilities requested by Borrower with respect to such Project exceeds 65% of the total budget for the Project contained in the Good Faith Project Budget delivered to the Agent with respect to such Project, or

                  (b) the total amount proposed to be allocated to a particular cost category of a Project in all Notices of Borrowings and requests for L/C Facilities with respect to that Project exceeds both by 125% and $250,000 the costs estimated for such category in the Good Faith Project Budget for that Project.

         "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

         "Excluded Real Property" means (a) the Plymouth Facility as long as a Leasehold Mortgage is prohibited by the U.S. Bank Facilities, and (b) all of the real Property owned by the TIAA Subsidiaries as long as such real Property is subject to the TIAA Facilities.

         "FCA Construction Holdings" means FCA Construction Holdings, LLC, a Minnesota limited liability company.

         "FCA Restaurant Holdings" means FCA Restaurant Holdings, LLC, a Minnesota limited liability company.

         "FCA Restaurant Holdings Guaranty" means that certain Subsidiary Guaranty dated as of August 30, 1999 made by FCA Restaurant Holdings in favor of Antares, as Agent, for the benefit of Agent and the Lenders.

         "Federal Funds Rate" means, for any period, the rate per annum set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions.

         "Fixed Charge Coverage Ratio" means, as of any date of determination thereof, the ratio of (a) Consolidated EBIDAT for the twelve months most recently ended less consolidated Capital Expenditures of the Borrower and its Subsidiaries incurred with respect to Clubs that have been operating during such period and less consolidated cash taxes for Borrower and its Subsidiaries for such period, to (b) Total Interest Expense for such period plus principal amortization of Indebtedness for such period for Borrower and its Subsidiaries on a consolidated basis.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), which are applicable to the circumstances as of the date of determination.

         "Good Faith Project Budget" means, with respect to any Project, a budget in such detail as may be reasonably required by Agent setting forth the various cost categories of all hard

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

and soft costs to be incurred by RE Holdings in connection with the land acquisition, ownership, development and construction of the applicable Project, which shall be delivered by Borrower to the Agent not less than seven (7) days prior to the Initial Project Borrowing with respect to such Project pursuant to
Section 1.5(b).

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranty" means a written guaranty, in form and substance satisfactory to Agent and Required Lenders, executed by a Subsidiary of Borrower in favor of Agent for the benefit of Agent and the Lenders guaranteeing the Obligations.

         "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law.

         "Hedging Agreement" means any interest rate, currency or commodity swap agreement, cap agreement or collar agreement, and any other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

         "Hedging Obligation" means, with respect to any Person, any net liability of such Person under any Hedging Agreement.

         "Indebtedness" of any Person means, without duplication: (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the Ordinary Course of Business); (c) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; (g) special assessments payable by such Person as tenant or lessee under any of the RE Holdings Leases or TIAA Subsidiary Leases or any other lease of premises constituting or including a Club; (h) all indebtedness referred to in clauses
(a) through (g) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; and (i) all Contingent Obligations described in clause (i) of the definition thereof in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above, which, in conformity with GAAP, are then computed at the amount which, in light of the facts and circumstances existing on such date, represents the amount that can reasonably be expected to become an actual or matured liability.

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         "Initial Project Borrowing" means, with respect to a Project, the first
Borrowing or request for a L/C Facility made by the Borrower with respect to such Project.

         "Insolvency Proceeding" means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case (a) and (b) undertaken under U.S. Federal, State or foreign law, including the Bankruptcy Code.

         "Interest Coverage Ratio" means, as of any date of determination, the ratio of Operating EBIDAT for the twelve months then ended to Operating Company Interest Expense for such twelve month period.

         "Interest Payment Date" means, (a) with respect to any LIBOR Rate Loan (other than a LIBOR Rate Loan having an Interest Period of six (6) months) the last day of each Interest Period applicable to such Loan, (b) with respect to any LIBOR Rate Loan having an Interest Period of six (6) months, the last day of each three (3) month interval, and (c) with respect to Base Rate Loans, the first day of each calendar month and each date a Base Rate Loan is converted into a LIBOR Rate Loan.

            "Interest Period" means, with respect to any LIBOR Rate Loan, the period commencing on the Business Day the Loan is disbursed or continued or on the Conversion Date on which the Loan is converted to the LIBOR Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                  (a) if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                  (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (c) no Interest Period for any Revolving Loan shall extend beyond the Revolving Termination Date.

         "Leasehold Mortgage" means a Leasehold Mortgage, in form and substance reasonably satisfactory to Agent and Borrower, made by Borrower in favor of the Agent for the benefit of the Lenders securing an amount of Indebtedness determined by the Agent which is reasonably in light of the circumstances.

         "Leasehold Improvement Project Borrowing" means a Borrowing of a Revolving Loan or a request for a L/C Facility used by Borrower exclusively to finance the development of a Project

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on real Property leased by a Person, other than RE Holdings or any TIAA
Subsidiary, to Borrower.

         "Lending Office" means, with respect to any Lender, the office or offices of the Lender specified as its "Lending Office" opposite its name on the applicable signature page hereto, or such other office or offices of the Lender as it may from time to time notify the Borrower and the Agent.

         "Letter of Credit Participation Liability" means, as to each Lender Letter of Credit and each Letter of Credit Participation Agreement, all reimbursement obligations and all other liabilities of Borrower or any of its Subsidiaries to Agent and the Lenders in connection with the Lender Letter of Credit or to the obligee with respect to the transaction for which the Letter of Credit Participation Agreement was issued, whether contingent or otherwise, including with respect to any letter of credit, without duplication: (a) the amount available to be drawn or which may become available to be drawn; (b) all amounts which have been paid or made available by the issuing bank or by the Agent under such Lender Letters of Credit or Letter of Credit Participation Agreement, in each instance, to the extent not reimbursed; and (c) all unpaid interest, fees and expenses.

         "LIBOR" means, for each Interest Period, the offered rate per annum for deposits of Dollars for the applicable Interest Period that appears on Telerate Page 3750 as of 11:00 A.M. (London, England time) three (3) Business Days prior to the first day in such Interest Period. If no such offered rate exists, such rate will be the rate of interest per annum, as determined by the Agent (rounded upwards, if necessary, to the nearest 1/16 of 1%) at which deposits of Dollars in immediately available funds are offered at 11:00 A.M. (London, England time) three (3) Business Days prior to the first day in such Interest Period by major financial institutions reasonably satisfactory to the Agent in the London interbank market for the applicable Interest Period and for an amount equal or comparable to the principal amount of the Loans to be borrowed, converted or continued as LIBOR Rate Loans on such date of determination.

         "LIBOR Rate Loan" means a Loan that bears interest based upon LIBOR.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under a lease which is not a Capital Lease.

         "Loan" means a Term Loan or any extension of credit by a Lender to the Borrower pursuant to Article I hereof, and may be a Base Rate Loan or a LIBOR Rate Loan.

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         "Loan Documents" means this Agreement, the Revolving Notes, the Term
Notes, the Collateral Documents, Notices of Borrowing, requests for L/C Facilities, and all documents delivered to the Agent in connection therewith.

         "Loan to Value Ratio" means, as of any date of determination thereof, the ratio of the aggregate outstanding principal balance of the U.S. Bank Facilities as of such date to the book value of the tangible assets of RE Holdings (excluding cash and Cash Equivalents) as of such date.

         "LTF Michigan LLC" means LTF Michigan Real Estate, LLC, a Delaware limited liability company.

         "LTF Minnesota LLC" means LTF Minnesota Real Estate, LLC, a Delaware limited liability company.

         "LTF RE LLC" means LTF Real Estate Holdings, LLC, a Delaware limited liability company.

         "LTF USA LLC" means LTF USA Real Estate, LLC, a Delaware limited liability company.

         "LT Kids" means Life Time Kids, Inc., a Minnesota corporation.


         "Margin Stock" means "margin stock" as such term is defined in Regulation G, T, U or X of the Federal Reserve Board.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower to perform in any material respect its obligations under any Loan Document and avoid any Event of Default; or (c) a material adverse effect upon
(i) the legality, validity, binding effect or enforceability of any Loan Document, or (ii) the perfection or priority of any Lien granted to the Lenders or to the Agent for the benefit of the Lenders under any of the Collateral Documents.

         "Maximum Revolving Loan Balance" means the lesser of:

                  (i) an amount equal to (A) Operating EBIDAT for the twelve-month period ending on the last day of the preceding calendar month multiplied by three (3.0) minus (B) the aggregate principal balance of all Senior Debt (other than Revolving Loans and Letter of Credit Participation Liability) then outstanding, or

                  (ii) the Aggregate Revolving Loan Commitment then in effect.

         "Mortgagee and Leasehold Mortgage Agreement" means that certain Amended and Restated Mortgagee and Leasehold Mortgage Agreement dated as of March 3, 1999 by and among U.S. Bank, U.S. Bank in its separate capacity as collateral agent for the benefit of itself and certain other financial institutions, and Antares in its capacity as Agent for the Lenders.

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         "Multiemployer Plan" means a "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA) and to which Borrower or any member of the Controlled Group makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

         "Negative Pledge Agreement" means the Amended and Restated Negative Pledge Agreement, dated as of October 11, 2000 made by Norwest, Bahram Akradi and John Driscoll in favor of the Agent, for the benefit of the Lenders, as amended, restated, modified or supplemented and in effect from time to time.

         "Net Proceeds" means proceeds in cash, checks or other cash equivalent financial instruments (including Cash Equivalents) as and when received by the Person making a Disposition, net of: (a) the direct costs relating to such Disposition excluding amounts payable to the Borrower or any Affiliate of the Borrower, (b) sale, use or other transaction taxes paid or payable as a result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition. "Net Proceeds" shall also include proceeds paid on account of any Event of Loss net of (i) all money actually applied to repair or reconstruct the damaged property or property affected by the condemnation or taking, (ii) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (iii) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments. "Net Proceeds" shall also include proceeds received by the Borrower on account of any public offering of any class of Borrower's equity securities, net of expenses of registration, underwriting commissions, filing fees and other expenses incurred in effecting such public offering.

         "Norwest" means any or all of (i) Norwest Equity Partners V, LP, a Minnesota limited partnership, (ii) Norwest Equity Partners VI, LP, a Minnesota limited partnership, and (iii) Norwest Equity Partners VII, LP, a Minnesota limited partnership.

         "Notice of Borrowing" means a notice given by the Borrower to the Agent pursuant to Section 1.5, in substantially the form of Exhibit 11.1(b) hereto.

         "Notice of Conversion/Continuation" means a notice given by the Borrower to the Agent pursuant to Section 1.6, in substantially the form of
Exhibit 11.1(c) hereto.

         "Obligations" means all Loans, and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owing by the Borrower to any Lender, the Agent, or any other Person required to be indemnified, that arises under any Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

         "Operating EBIDAT" means, for any period, Consolidated EBIDAT for such period less (a) rents paid to the TIAA Subsidiaries or to RE Holdings for such period, plus (b) amounts

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received by the Borrower pursuant to the TIAA Subsidiary Upstream Distribution
Agreement for such period, plus (c) any rent rebates received from RE Holdings for such period.

         "Operating Company Interest Expense" means, for any period, interest expense for the Senior Debt except any amounts thereof treated as amortizable deferred financing costs, plus all amounts of interest with respect to the Senior Debt for such period which have been capitalized.

         "Ordinary Course of Business" means, in respect of any transaction involving the Borrower or any Subsidiary of the Borrower, the ordinary course of such Person's business, as conducted by any such Person in accordance with past practice and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

         "Organization Documents" means, (a) for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, (b) for any partnership, the partnership agreement and, if applicable, certificate of limited partnership or (c) for any limited liability company, the operating agreement and articles or certificate of formation.

         "Patricof" means either or both of APAX Excelsior VI, L.P., a Delaware limited partnership, and (ii) Patricof Private Investment Club III, L.P., a Delaware limited partnership.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any of its principal functions under ERISA.

         "Permitted Account" means a bank account listed on Schedule 3.21C or opened after the date of this Agreement, in either case as to which Borrower has delivered to the Agent a fully executed Deposit Account Agreement, in form and substance acceptable to the Agent.

         "Permitted Collateral Location" means (a) any of the locations specified on Schedule 3.21B, and (b) any other locations in the State of Minnesota which Borrower designates in writing from time to time to the Agent.

         "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower or any member of the Controlled Group sponsors or maintains or to which the Borrower or any member of the Controlled Group makes, is making or is obligated to make contributions.

         "Pledge Agreement" means the Pledge Agreement, dated as of even date herewith, in form and substance reasonably acceptable to Agent and the Borrower, made by the Borrower in favor of the Agent, for the benefit of the Lenders.

         "Pledged Collateral" has the meaning specified in the Pledge Agreement.

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         "Project" means the acquisition and development of real property by
Borrower for the purpose of developing a health and fitness facility or by RE Holdings for the purpose of developing and leasing back to Borrower a health and fitness facility pursuant to a RE Holdings Lease.

         "Project Investment Borrowing" means a Borrowing of a Revolving Loan or a L/C Facility, other than an Excess Project Investment Borrowing, used by Borrower to fund an equity investment in RE Holdings, the proceeds of which will be used exclusively by RE Holdings to acquire or develop a Project.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

         "Qualified Plan" means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes, is making or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multiemployer Plan.

         "Rate Contracts" means swap agreements (as such term is defined in Section 101 of the Bankruptcy Code) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

         "RE Holdings" means FCA Real Estate Holdings, L.L.C., a Delaware limited liability company and a Wholly-Owned Subsidiary of Borrower.

         "RE Holdings Lease" means a long-term lease agreements between RE Holdings as lessor and Borrower as lessee relating of a Club, and "RE Holdings Leases" means two or more such long-term leases, as the context may require.

         "Related Agreements" mean (a) the U.S. Bank Financing Agreements, (b) the TIAA Financing Agreements, (c) the Bloomingdale Guaranty, (d) the DuPage LLC Agreement, (e) the RE Holdings Leases, (f) the leasehold mortgage granted by Borrower to U.S. Bank with respect to certain real Property located in Plymouth, Minnesota and the agreements related thereto, (g) the TIAA Subsidiary Leases, and (h) the Capitalization Documents.

         "Rent Reserve" means a reserve account with the Agent, held as additional Collateral securing the Obligations pursuant to the Rent Reserve Account Agreement, and funded with an amount equal to five (5) months' of the required payments of principal and interest and impositions applicable to all outstanding TIAA Facilities, which amount shall be subject to increase (or decrease) from time to time upon increase (or decrease) of the TIAA Facilities.

         "Rent Reserve Account Agreement" means an agreement between Borrower and Agent, for the benefit of Agent and the Lenders, in the form of Exhibit 11.1(f) hereto.

         "Reportable Event" means, as to any Plan, (a) any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day

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notice requirement under ERISA has been waived in regulations issued by the
PBGC, (b) a withdrawal from a Plan described in Section 4063 of ERISA, or (c) a cessation of operations described in Section 4062(e) of ERISA.

         "Required Lenders" means at any time (a) Lenders then holding at least sixty six and two-thirds percent (66-2/3%) of the sum of the Aggregate Revolving Loan Commitment then in effect, or (b) if the Revolving Loan Commitments have been terminated, Lenders then having at least sixty six and two-thirds percent (66-2/3%) of the aggregate unpaid principal amount of Loans then outstanding.

         "Requirement of Law" means, as to any Person, any law (statutory or common), ordinance, treaty, rule, regulation, order, policy, other legal requirement or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Responsible Officer" means the chief executive officer or the president of the Borrower, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants or delivery of financial information, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

         "Revolving Note" means a promissory note of the Borrower payable to the order of a Lender and otherwise substantially the form of Exhibit 11.1(d) hereto, evidencing indebtedness of the Borrower under the Revolving Loan Commitment of such Lender.

         "Revolving Termination Date" means the earlier to occur of: (a) January 2, 2003; and (b) the date on which the Aggregate Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement.

         "SEC" means the Securities and Exchange Commission, or any entity succeeding to any of its principal functions.

         "Security Agreement" means (i) the Security Agreement, dated as of November 18, 1997 made by the Borrower in favor of the Agent for the benefit of Agent and the Lenders, and (ii) any other written security agreement, in form and substance satisfactory to Agent and Required Lenders, executed by a Subsidiary of Borrower in favor of Agent for the benefit of Agent and the Lenders securing the Obligations and/or such Subsidiary's Guaranty.

         "Senior Debt" means, as of any determination date, the sum of (a) the outstanding principal balance of the Term Loans and the Revolving Loans and any Letter of Credit Participation Liability at such time, plus (b) the portion of outstanding Capital Lease Obligations which, in accordance with GAAP, is treated as principal of Indebtedness at such time, plus (c) the outstanding amount of the Bloomingdale Guaranty, plus (d) all other Indebtedness secured by a lien on any Property of Borrower or its Subsidiaries, plus (e) the aggregate unfunded amount of any obligations of the Borrower which have become due pursuant to section 1 of the U.S. Bank Maintenance Agreement, less (f) the Rent Reserve as of such date; provided that Senior Debt does not include Indebtedness owed by RE Holdings to the U.S. Bank Lenders

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under the U.S. Bank Facilities or Indebtedness owed by the TIAA Subsidiaries to
TIAA under the TIAA Facilities.

         "Senior Leverage Ratio" means, as of any date of determination, the ratio of Senior Debt as of such date to Operating EBIDAT for the twelve month period most recently ended.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person as a going concern is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code and, in the alternative, for purposes of the Uniform Fraudulent Transfer Act; (b) the present fair saleable value of the Property of such Person as a going concern is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "Subordinated Indebtedness" means the Indebtedness described on
Schedule 5.5 and all other Indebtedness of Borrower or any of its Subsidiaries which is subordinated in right of payment to the Obligations.

         "Subsidiary" of a Person means any corporation, association, limited liability company, partnership, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

         "Term Note" means a promissory note of the Borrower payable to the order of a Lender and otherwise substantially the form of Exhibit 11.1(e) hereto, evidencing the Term Loan of such Lender to the Borrower.

         "TIAA" means Teachers Insurance and Annuity Association of America, a New York corporation.

         "TIAA Facilities" means one or more mortgage loan facilities between the TIAA Subsidiaries and TIAA which will be used to refinance the real Property and improvements relating to those Clubs which are from time to time held by TIAA Subsidiaries.

         "TIAA Financing Agreements" means the promissory notes, mortgages, deeds of trust, security agreements, leasehold assignments and other instruments, documents and agreements executed and delivered by the TIAA Subsidiaries and/or the Borrower to evidence the TIAA Facilities.

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         "TIAA Letter of Credit" means a letter of credit issued in favor of
TIAA, in the original face amount of $5,000,000 securing the obligations of the TIAA Subsidiaries under the TIAA Financing Agreements.

         "TIAA Subsidiary" means any of LTF Michigan LLC, LTF Minnesota LLC, LTF RE LLC, and LTF USA LLC and each other Subsidiary of Borrower which hereafter becomes the owner of real Property which is subject to the TIAA Financing Agreements and to a TIAA Subsidiary Lease with the Borrower as tenant.

         "Total Debt" means, as of any determination date, an amount equal to
(a) the entire consolidated Indebtedness of the Borrower and all of its Subsidiaries (including, without limitation, any Letter of Credit Participation Liability and including Indebtedness of the TIAA Subsidiaries and Indebtedness of RE Holdings), plus (b) to the extent not included pursuant to clause (a) preceding, the aggregate unfunded amount of any obligations of the Borrower which have become due pursuant to section 1 of the U.S. Bank Maintenance Agreement, less (c) the Rent Reserve as of such date.

         "Total Interest Expense" means, for any period, interest expense for Total Debt except any amounts thereof treated as amortizable deferred financing costs plus all amounts of interest with respect to the Total Debt for such period which have been capitalized.

         "Total Leverage Ratio" means, as of any date of determination, the ratio of Total Debt as of such date to Consolidated EBIDAT for the twelve months most recently ended.

         "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Illinois.

         "Unfunded Pension Liabilities" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used by the Plan's actuaries for funding the Plan pursuant to section 412 for the applicable plan year.

         "United States" and "U.S." each means the United States of America.

         "U.S. Bank" means U.S. Bank National Association, a national banking association.

         "U.S. Bank Credit Agreement" means that certain Amended and Restated Master Construction and Term Loan Agreement dated as of July 17, 2000 between RE Holdings, U.S. Bank in its capacity as administrative bank thereunder and the "Lenders" referred to therein, as amended by Amendment No. 1 thereto dated as of June 14, 2001 and by Amendment No. 2 thereto dated as of July 19, 2001.

         "U.S. Bank Facilities" means the debt financing obtained by RE Holdings from U.S. Bank and certain other financial institutions (the "U.S. Bank Facility Lenders"), pursuant to one or more mortgage loan facilities between RE Holdings and U.S. Bank, for itself or as agent for the U.S. Bank Facility Lenders.

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         "U.S. Bank Financing Agreements" means, collectively, the U.S. Bank
Credit Agreement, the U.S. Bank Maintenance Agreement, the U.S. Bank Rebatable Rent Reserve Account Agreement, the U.S. Bank Replacement Reserve Account Agreement, the promissory notes, mortgages, deeds of trust, security agreements, leasehold assignments, and other instruments, documents and agreements executed and delivered by RE Holdings and/or the Borrower to evidence the U.S. Bank Facilities.

         "U.S. Bank Maintenance Agreement" means that certain Maintenance Agreement dated as of July 17, 2001 made by the Borrower in favor of RE Holdings and in favor of U.S. Bank, acting in its capacity as Administrative Bank under the U.S. Bank Financing Agreements.

         "U.S. Bank Rebatable Rent Reserve Account Agreement" means that certain Rebatable Rent Reserve Account Agreement dated as of July 19, 2001 between RE Holdings and U.S. Bank in its capacity as administrative bank under the U.S. Bank Credit Agreement.

         "U.S. Bank Replacement Reserve Account Agreement" means that certain Replacement Reserve Account Agreement dated as of July 19, 2001 between RE Holdings and U.S. Bank in its capacity as administrative bank under the U.S. Bank Credit Agreement.

         "Wholly-Owned Subsidiary" means any corporation in which (other than directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Borrower, or by one or more of the other Wholly-Owned Subsidiaries, or both.

         "Withdrawal Liabilities" means, as of any determination date, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Controlled Group made a complete withdrawal from all Multiemployer Plans and any increase in contributions pursuant to Section 4243 of ERISA.

         "Working Capital Borrowing" means a Borrowing of the Revolving Loan or a L/C Facility the proceeds or benefit of which is used solely to finance the working capital requirements of Borrower incurred in the Ordinary Course of Business.

         11.2 Other Interpretive Provisions.

         (a) Defined Terms. Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the UCC shall have the meanings therein described.

         (b) The Agreement. The words "hereof', "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, section, schedule and exhibit references are to this Agreement unless otherwise specified.

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         (c) Certain Common Terms. The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced. The term "including" is not limiting and means "including without limitation."

         (d) Performance; Time. Whenever any performance obligation hereunder (other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

         (e) Contracts. Unless otherwise expressly provided herein, references to agreements and other contractual instruments, including this Agreement and the other Loan Documents, shall be deemed to include all subsequent amendments, thereto, restatements thereof and other modifications and supplements thereto which are in effect from time to time, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

         (f) Laws. References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

         11.3 Accounting Principles. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

         (b) References herein to "fiscal year", "fiscal quarter" and "fiscal month" refer to such fiscal periods of the Borrower.

       [BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this Credit Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

                                      LIFE TIME FITNESS, INC.

                                      By:_______________________________________
                                      Name: Bahram Akradi
                                      Title: Chief Executive Officer
                                      Borrower's FEIN: 41-1689746

Address for notices:                  LIFE TIME FITNESS, Inc.
                                      6442 City West Parkway
                                      Suite 375
                                      Eden Prairie, Minnesota 55344
                                      Attn: Shaun P. Nugent
                                      Facsimile: (952) 947-0099
                                      Telephone: (952) 229-7500

Address for Wire Transfers:           Riverside Bank
                                      ABA 09100 1270
                                      for the benefit of Life Time Fitness, Inc.
                                      Account No. 1509562
                                      Attn: Gerald Anderson

                                      ANTARES CAPITAL CORPORATION, as Agent and as a Lender

                                      By:_______________________________________
                                      Name: Barry N. Shear
                                      Title: Managing Director

Address for notices:                  Antares Capital Corporation
                                      311 South Wacker Drive
                                      Suite 6400
                                      Chicago, IL 60606
                                      Attn: Mr. David K. Swanson
                                      Facsimile: (312) 697-3998
                                      Telephone: (312) 697-3955

Address for payments:                 Antares Capital Corporation
                                      Account # 4070-6016
                                      Citibank N.A., 399 Park Avenue NY, NY
                                      ABA # 021000089
                                      Reference: Life Time Fitness
                                      Please advise Jim Luchansky at
                                      (312) 697-3991 upon receipt

                                      BNP PARIBAS, as a Lender and as
                                      Documentation Agent

                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                      By:_______________________________________
                                      Name:
                                      Title:____________________________________

Address for notices:                  BNP Paribas
                                      787 Seventh Avenue
                                      New York, NY 10019
                                      Attn: Merchant Banking Group
                                      Facsimile: (212) 841-3065
                                      Telephone: (212) 841-3167

Address for payments:                 BNP Paribas
                                      787 Seventh Avenue, New York, NY 10019
                                      ABA # 026-007-689
                                      Account # 10313000103
                                      Account Name: Loan Servicing Clearing
                                                    Account
                                      Reference: Lifetime Fitness

                                      CHASE MANHATTAN HANK, not individually but solely as trustee of the Antares Funding Trust dated under the Trust Agreement dated as of November 30, 1999, as a Lender


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

Address for notices:                  Chase Manhattan Bank, as trustee of the
                                      Antares Funding Trust created under the
                                      Trust Agreement dated as of
                                      November 30,1999

                                      Chase Manhattan Bank
                                      600 Travis Street, 48th Floor
                                      Houston, TX 77002
                                      Attn: Leslie Hundley
                                      Facsimile: (713) 216-3572
                                      Telephone: (713) 216-0540

Address for payments:                 Chase Manhattan Bank
                                      Account # 00102619468
                                      ABA # 113-000-609
                                      Reference: BNF - Wire Clearing -
                                      Asset Backed Securities
                                      FFC: Antares Funding 55-03-011-2334400
                                      Attn: Leslie Hundley

                                Schedule 1.1 (a)

                           Revolving Loan Commitments

Antares Capital Corporation                                        $12,500,000.00

BNP Paribas                                                        $12,500,000.00

Chase Manhattan Bank, as trustee                                   $         0.00
                                                                  ---------------
                                          Total:                   $25,000,000.00

                                    1.1(a)-1

                                  SCHEDULE 3.2

               AUTHORIZED EQUITY SECURITIES, OPTIONS AND WARRANTS

A.       Authorized Equity Securities.

         1. Common Stock. (adjusted for the December 31, 1998 stock split as converted)


                                          NAME                                                            TOTAL SHARES
--------------------------------------------------------------------------------------------------------  ------------
Akradi, Bahram                                                                                               3,059,000
Ankeny, DeWalt H., Jr.                                                                                          40,000
Armour, Alexander                                                                                               10,200
Bocklage, Joseph F. & Berva I.                                                                                  40,000
Bullert, Annie C.                                                                                                4,000
Bullion, Brett Tarlton Trust                                                                                     5,000
Bullion, Emily Noelle Trust                                                                                      5,000
Bullion, Leigh Elizabeth Trust                                                                                   5,000
Bullion, Linnae Monroe Trust                                                                                     5,000
Bullion, John H. & Betty B.                                                                                    160,000
Sanford C. Bernstein & Co. Inc. CSDN FBO Howard E. Dalton IRA A/C # [intentionally omitted]                     60,000
Carlston, Scott Tracy                                                                                            5,000
Driscoll, Margaret L.                                                                                           80,000
W.J. Driscoll and W.I. Driscoll Trustees U/A 10/30/95 with W. John Driscoll                                  1,680,000
Ginnie Weyerhaeuser, F.T. Weyerhaeuser, J.P. Weyerhaeuser IV, Trustees under T/A executed by Margaret W.
  Driscoll June 13, 1958 FBO W. John Driscoll                                                                  336,000
Driscoll, William L.                                                                                           160,000
Eagan 30.7C                                                                                                    580,000
Ecker, James L.                                                                                                220,000
Dain Rauscher FBO James Ecker IRA                                                                               40,000
Ecker Family Limited Partnership                                                                                20,000
Eichhorn, Richard E.                                                                                            40,000
Garlick, William J.                                                                                             40,000
Gauthier, Robert Lois and Greta Hesse                                                                           20,000
Gauthier, Greta H.                                                                                               8,000
U.S. Bank Trust NA TTEE FBO Robert L. Gauthier                                                                  40,000
Goldberg, Jay                                                                                                   80,000
Gunderson, Glen                                                                                                  8,000
Hall, Joseph A.                                                                                                 86,000
Hall, Michael J.                                                                                                 5,000
Hanovich, Gary                                                                                                  40,000
Hlavka, Elizabeth C.                                                                                            80,000
Iverson, Al                                                                                                    104,000
Jabari, Siros                                                                                                  $12,000
Javidan, Abdollah J.                                                                                            75,000
JBG Equity Enterprises, LP                                                                                      35,000
HRJ Trust u/w FBO Alexander Johnston                                                                            13,333
HRJ Trust u/w FBO Harrison Johnston III                                                                         13,334
Kazeminy, Nader C., Children's Trust                                                                             8,750
Kazeminy, Nader C., Irrevocable Trust                                                                            8,750
Kazeminy, Nasser J.                                                                                            465,000
Kelly, David P.                                                                                                 40,000
Kelly, Paul D.                                                                                                 160,000
Kraker, David P.                                                                                                80,000
Laden, Robert L.                                                                                                 8,000
Mackay, Tanya, Children's Trust                                                                                  8,750
Mackay, Tanya, Irrevocable Trust                                                                                 8,750
Mazer, Thomas D.                                                                                                40,000
Norwest Bank MN, NA as Agent for Mary McGuire (Lynch)                                                            8,000

                                     3.2-1

                                         NAME                                                             TOTAL SHARES
--------------------------------------------------------------------------------------------------------  ------------
Norwest Equity Partners V                                                                                    2,423,999
Nugent, Shaun                                                                                                    4,000
Oberg, Lee                                                                                                         500
Ordway, Phillip W.                                                                                              80,000
Pilling, Loren F.& Judith A.                                                                                    80,000
Pilling, Loren F.                                                                                               40,000
Pilling, Judith A                                                                                               40,000
Piper Jaffray Investors - Fund XI                                                                              120,002
Poage, John M. & Janna N.                                                                                       40,000
Rowland, A. Jody (Kraker)                                                                                       80,000
Rowland, Dermot                                                                                                 30,000
Rowland, James J.                                                                                               97,500
Rowland, Stephen F., Jr.                                                                                       306,500
Rystrom, Brent                                                                                                   9,995
Salmen, T. Jay, & Associates, Inc.                                                                              80,000
Sargent Management                                                                                              68,000
U.S. Bank NA, Trustee, Alvin L. Schultz IRA                                                                     80,000
Schultz, David M.                                                                                               40,000
Maps Profit Sharing Plan & Trust FBO David M. Schultz, M.D.                                                    160,000
Schultz, Michael G.                                                                                             40,000
U.S. Bancorp Piper Jaffray as Cust. FBO Michael G. Schultz                                                      40,000
Silver, Thomas                                                                                                  52,000
Simonson, Jerry & Patrice                                                                                       15,000
Brown. John, Trustee of the Mary Jennifer Simonson Trust                                                        10,000
HRJ Trust u/w FB0 Anne Smith                                                                                    13,333
SPEC Investments                                                                                               160,000
Swanson. David & Catherine                                                                                      20,000
Tillotson, Ann                                                                                                   9,995
Townsend, Mary H.                                                                                               20,000
Martin, Phillip H.. Trustee, Meghan Warner 1999 Irrevocable Trust                                              100,000
Whitney, Joseph H.                                                                                             149,924
Wold Partners                                                                                                   20,000
WWF & Co.                                                                                                      759,876
Yellin, Paul T. & Susan B.                                                                                      16,000
Zaebst, Mark                                                                                                     4,000
TOTAL COMMON STOCK                                                                                          13,260,491

2. Series A Preferred Stock. (as a result of the 4-for-1 stock split on December 31, 1998, and the one-time anti-dilution adjustment pursuant to the Certificate of Designation for the Series A Preferred Stock, each share of Series A Preferred Stock is now convertible into 5.3 shares of common stock. On May 8, 2001, the Series A Preferred Stock holders converted half of their certificated Series A Preferred Stock into common stock.)

                                         NAME                                                             TOTAL SHARES
--------------------------------------------------------------------------------------------------------  ------------
Norwest Equity Partners V                                                                                      452,830
Piper Jaffray Investors - Fund XI                                                                               22,641
Ann Tillotson                                                                                                    1,886
Brent Rystrom                                                                                                    1,886
TOTAL SERIES A                                                                                                 479,243

3. Series B Preferred Stock. (as a result of the 4-for-1 stock split on December
31. 1995, each share of Series B Preferred Stock is now convertible into 4 shares of common stock)

                                         NAME                                                             TOTAL SHARES
--------------------------------------------------------------------------------------------------------  ------------
Norwest Equity Partners V                                                                                      699,000
Norwest Equity Partners VI                                                                                     200,000
Antares Capital Corporation                                                                                     50,000
Minnesota Private Equity Fund                                                                                   32,000

                                     3.2-2

                                         NAME                                                             TOTAL SHARES
--------------------------------------------------------------------------------------------------------  ------------
Piper Jaffray Investors - Fund XI                                                                               15,000
Brent Rystrom                                                                                                    1,250
Piper Jaffray Inc. as Custodian FBO Brent Rystrom                                                                1,250
Lois E. Quam                                                                                                     1,000
Ann Tillotson                                                                                                      500
TOTAL SERIES B                                                                                               1,000,000

4. Series C Preferred Stock.

                                         NAME                                                             TOTAL SHARES
--------------------------------------------------------------------------------------------------------  ------------
APAX Excelsior VI, L.P.                                                                                      2,991,969
Norwest Equity Partners VII, L.P.                                                                            1,000,000
APAX Excelsior VI-A C.V.                                                                                       244,548
APAX Excelsior VI-B C.V.                                                                                       163,033
Patricof Private Investment Club III, L.P.                                                                     100,450
TOTAL SERIES C                                                                                               4,500,000

B. Options. (adjusted for the December 31, 1998 stock split as converted)

         NAME                  NUMBER OF OPTION SHARES      EXERCISE PRICE
------------------------       -----------------------      --------------
Akradi, Bahram                               1,060,000      $.75-$4.00
Benz, Michael J.                                 2,000      $8.00
Bertch, Wesley B.                                2,000      $8.00
Blustin, Daniel L.                               2,000      $8.00
Brown, Michael P.                               52,000      $1.25 - $8.00
Bullion, John H.                                32,000      $.75-$1.67
Busch, Randy G.                                  5,000      $8.00
Busklein, Morten                                 4,000      $8.00
Buss, Eric J.                                   40,000      $4.00
Cooper, Kenneth E.                              10,000      $4.00 - $8.00
Denato, Anne L.                                  1,000      $8.00
Doerr, William B.                               10,000      $8.00
Doffing, Thomas P.                              12,000      $1.67
Driscoll, W. John                               12,000      $1.67
Elmquist, Jess R.                               11,000      $3.00-$8.00
Fandel, Mary Beth                               21,000      $1.25 - $8.00
Fiske, Robert H.                                 3,000      $8.00
Fliehs, Jeffrey G.                               8,000      $3.00
Fliehs, Shonda K.                                5,000      $8.00
Garlick, William J.                             89,000      $1.25 - $8.00
Gunderson, Glen E.                              26,000      $1.66 - $8.00
Gunderson, Nancy G.                             10,000      $1.67 - $8.00
Hall, Joseph A.                                 20,000      $8.00
Heller, John A.                                 11,000      $3.00 - $8.00
Holford, William S.                             16,000      $3.00 - $8.00
Hudson, Maurice A.                              11,000      $3.00 - $8.00
Janowiec, Bryan M.                              26,000      $ 1.25 - $8.00
Johnson, Candis A.                               5,000      $3.00 - $8.00
Kelly, Daniel J.                                 3,000      $3.00 - $8.00
Kerzman, Steven P.                              60,000      $1.50 - $8.00
Larson, Larry S.                                 5,000      $8.00
Laylin, Mark W.                                 22,000      $1.25-$8.00
Logan, Kevin T.                                 20,000      $8.00
Luong, Cam H.                                    1,500      $8.00
Marek, Jeffrey R.                                7,500      $8.00
Mendel, Robert F.                                2,000      $8.00
Nelson, Andrea L.                                6,000      $4.00

                                     3.2-3

         NAME                  NUMBER OF OPTION SHARES      EXERCISE PRICE
------------------------       -----------------------      --------------
Nugent, Shaun P.                               204,000      $1.50 - $4.00
Osberg, Peter E.                                10,000      $8.00
Palumbo, Eugene H.                               8,000      $8.00
Paul, Robert A.                                 12,000      $1.67 - $8.00
Pollock, Lisa A.                                18,000      $ 1.25 - $8.00
Quam, Lois E.                                   12,000      $8.00
Rowland, Stephen F., Jr.                       138,000      $1.67 - $8.00
Scharf, Anthony P.                               2,000      $8.00
Sefton, Stephen R.                              12,000      $1.67
Smith, Harlan D.                                 5,000      $8.00
Sproles, Efonda L.                              48,000      $1.25 -$1.67
Stegen, Kevin L.                                40,000      $3.00 - $8.00
Stramel, David A.                               13,000      $3.00 - $8.00
Sutherland, Kerry E.                             2,000      $8.00
Swan, Brian P.                                   2,000      $8.00
Swan, Timothy J.                                 2,000      $8.00
Thomas, Bob M.                                   2,000      $8.00
Vanelli, Lauri J.                                2,000      $8.00
Voels, Joseph M.                                 3,000      $8.00
Whitaker, Daniel J.                             28,000      $8.00
Zaebst, Mark L.                                 60,000      $1.25 - $8.00
Zempel, Brent R.                                17,000      $3.00 - $8.00
Zwiefel, Jeffrey G.                             40,000      $4.00
Zylstra, Jayme L.                                2,000      $8.00
TOTAL OPTION SHARES
GRANTED BY THE COMPANY                       2,315,000

*Pursuant to that Employment Agreement, dated July 9, 2001, by and between the Company and Bruce Fabel, the Company is committed to grant 300,000 option shares at a price per share yet to be determined upon the approval of such grant by the Board of Directors of the Company.

C. Warrants. (adjusted for the December 31, 1998 stock split as converted)

           NAME                  NUMBER OF WARRANT SHARES                  COMMENCEMENT
-----------------------------    ------------------------    -----------------------------------------
Ann Tillotson                                         284    January 1, 2004 if (i) Series B Preferred
Antares Capital Corporation                        28,572    Stock has been mandatorily converted, and
Minnesota Private Equity Fund                      18,284    (ii) Company fails to achieve after tax
Lois E. Quam                                          572    operating income of at least $1.185 per
Brent Rystrom                                       1,432    share for the year ending December 31,
Norwest Equity Partners V                         399,428    2003
Norwest Equity Partners VI                        114,284
Piper Jaffray Investors - XI                        8,572
TOTAL WARRANT SHARES                              571,428

D. Subsidiaries.

1. LIFE TIME KIDS, Inc. - The Company is the sole shareholder of LIFE TIME KIDS, Inc., a Minnesota corporation.

2. FCA Real Estate Holdings, LLC - The Company is the sole owner of FCA Real Estate Holdings, LLC, a Delaware limited liability Company.

3. FCA Construction Holdings, LLC - The Company is the sole owner of FCA Construction Holdings, LLC, a Delaware limited liability company.

4. FCA Restaurant Holdings, LLC - The Company is the sole owner of FCA Restaurant Holdings, LLC, a Delaware limited liability company.

                                     3.2-4

5. LTF Real Estate Holdings, LLC - The Company is the sole owner of LTF Real Estate Holdings, LLC, a Delaware limited liability company.

6. LTF Michigan Real Estate, LLC - LTF Real Estate Holdings, LLC is the sole owner of LTF Michigan Real Estate, LLC, a Delaware limited liability company.

7. LTF Minnesota Real Estate, LLC - LTF Real Estate Holdings, LLC is the sole owner of LTF Minnesota Real Estate, LLC, a Delaware limited liability company.

8. LTF USA Real Estate, LLC - LTF Real Estate Holdings, LLC is the sole owner of LTF USA Real Estate, LLC, a Delaware limited liability company.

9. Bloomingdale LIFE TIME Fitness, L.L.C. - The Company has a 33.3% interest in Bloomingdale LIFE TIME Fitness, L.L.C., an Illinois limited liability company.

                                     3.2-5

                                   SECTION 3.5

                                   LITIGATION

                                      None.

                                  SCHEDULE 3.7

                             QUALIFIED BENEFIT PLANS

The following is a listing of all qualified benefit plans entered into or adopted by the Company:

1. FCA, Ltd. 1996 Stock Option Plan

2. FCA, Ltd. 401(k) Plan

3. Cafeteria Plan

4. LIFE TIME FITNESS, Inc. 1998 Stock Option Plan

                                  SCHEDULE 3.9

                            OWNED AND LEASED PROPERTY


                         NAME AND ADDRESS OF PROPERTY                                      LEASED OR OWNED
-----------------------------------------------------------------------------------        ---------------
LIFE TIME FITNESS Corporate Office                                                                 Leased
6442 City West Parkway
Eden Prairie, MN 55344
Hennepin County

PIN: 01-116-22-24-0046 through 0056
Legal: Units 1-5, Building 6, Condominium No. 508, PRIMETECH PARK
CONDOMINIUM, Hennepin County, Minnesota.
Record Owner: Massachusetts Mutual Life Insurance Company

LIFETIME FITNESS of Brooklyn Park                                                                  Leased
7970 Brooklyn Boulevard
Brooklyn Park, MN 55445
Hennepin County

PIN: 20-119-21-34-0002
Legal: Part of the Southeast 1/4 of the Southwest 1/4 of Section 20, Township 119
North Range 21, West of the 5th Principal Meridian, Hennepin County, Minnesota.
Record Owner: William Hargis, dba Northwind Plaza

LIFE TIME FITNESS of Eagan                                                                          Owned
1565 Thomas Center Drive
Eagan, MN 55121
Dakota County

PIN: 10-65826-010-01
Legal: Lot 1, Block 1, Life Time Fitness Addition and Lot 2 Block 1, Thomas Lake
Center, Dakota County, Minnesota.
Record Owner: LTF Minnesota Real Estate, LLC

LIFE TIME FITNESS of Woodbury                                                                      Leased
675 Commons Drive
Woodbury, MN 55125
Washington County

PIN: 04-028-21-42-0143
Legal: Lot 1, Block 1, The Seasons Commons Third Addition, Washington County,
Minnesota.
Record Owner: ATR Investments, Inc.

LIFE TIME FITNESS of Roseville for Women                                                           Leased
2480 Fairview Avenue North
Roseville, MN 55113
Ramsey County

PIN: 09-29-23-13-0034
Legal: That part of the West 15 acres of the North half of the Southwest 1/4 of the Northeast 1/4 of Section 9, Township 29, Range 23, Ramsey County, Minnesota.
Record Owner: TANURB (Rosedale Commons), Inc.

LIFE TIME FITNESS of Highland Park                                                                 Leased
2145 Ford Parkway
St. Paul, MN 55116
Ramsey County

                                     3.9.1


                         NAME AND ADDRESS OF PROPERTY                                      LEASED OR OWNED
-----------------------------------------------------------------------------------        ---------------
PIN: 17-28-23-1 1-0069
Legal: Lots 19, 20, 21, 22, 23, Block 8, Saint Catherine Park, Ramsey County,
Minnesota.
Record Owner: 2145 LLP

LIFE TIME FITNESS of Coon Rapids                                                                   Leased
2100 Northdale Boulevard Northwest
Coon Rapids, MN 55433
Anoka County

PIN: 15-31-24-21-006,008,009
Legal: That part of the Northeast 1/4 of the Northwest 1/4 of Section 15,
Township 31, Range 24, Anoka
County, Minnesota.
Record Owner: Village Ten LLC

LIFE TIME FITNESS of Bloomington                                                                    Owned
5250 West 84th Street
Bloomington, MN 55437
Hennepin County

PIN: 06-027-24-32-0015
Legal: Lot 1, Block 1, Jolly Acres 3rd Addition, Hennepin County, Minnesota.
Record Owner: FCA Real Estate Holdings, LLC

LIFE TIME FITNESS of Plymouth                                                                      Leased
3600 Plymouth Boulevard
Plymouth, MN 55446
Hennepin County

PIN: 16-118-22-34-0016
Legal: Lot 3, Block 1, Plymouth Center 3rd Addition, Hennepin County, Minnesota.
Record Owner: City of Plymouth

LIFE TIME FITNESS of Saint Paul
340 Cedar St.                                                                                      Leased
St. Paul, MN 55101
Ramsey County

PIN: 06-28-22-12-0054
Legal: Lots 7 and 8, Block 19, City of Saint Paul.
Record Owner: Capital City Ventures, LLC

LIFE TIME FITNESS of Troy                                                                           Owned
4700 Investment Drive
Troy, MI 48098
Oakland County

PIN: 20-17-226-007
Legal: A part of the Northeast 1/4 of Section 17, Town 2 North, Range 11 East,
City of Troy, Oakland County, Michigan
Record Owner: LTF Michigan Real Estate, LLC

LIFE TIME FITNESS Express of Apple Valley                                                          Leased
5995 149th Street West, Suite 107-108
Apple Valley, MN 55124
Dakota County

                                     3.9-2


                         NAME AND ADDRESS OF PROPERTY                                      LEASED OR OWNED
-----------------------------------------------------------------------------------        ---------------
PIN: N/A
Legal: Lot 2, Block 1, North Star Industrial Park in the City of Apple Valley.
Dakota County, Minnesota.
Record Owner: Radichel Properties, LLC

LIFE TIME FITNESS of Columbus                                                                        Owned
3900 Easton Station
Columbus, OH  43219
Franklin County

PIN: 010-243435
Legal: State of Ohio, County of Franklin, City of Columbus, Section 2, Township 1,
Range 17, United States Military Lands Parcel 9
Record Owner: Easton Town Center, LLC

LIFE TIME FITNESS of Indianapolis                                                                    Owned
8705 Castle Creek Parkway
Indianapolis, IN 46250
Marion County

PIN: 400-4003743
Legal: A part of the Southwest Quarter of Section 15, Township 17 North, Range 4
East, Marion County, Indiana
Record Owner: LTF USA Real Estate, LLC

LIFE TIME FITNESS of Novi                                                                            Owned
40000 High Pointe Boulevard
Novi, MI 48375
Oakland County

PIN: 22-36-200-029
Legal: A part of the Northeast 1/4 of Section 36, Town 1 North, Range 8 East,
City of Novi, Oakland County, Michigan
Record Owner: LTF Michigan Real Estate, LLC

LIFE TIME FITNESS of Centreville                                                                     Owned
5900 Trinity Parkway
Centreville, VA 20121
Fairfax County

PIN: 054-3-21-0003 and 054-3-21-0004
Legal: Parcel A and Parcel 3-A, Trinity Centre
Record Owner: LTF USA Real Estate, LLC

LIFE TIME FITNESS of Shelby Township                                                                 Owned
14843 Lakeside Boulevard
Shelby, MI 48316
Macomb County

PIN: 50-07-036-034-10 and 50-07-036-034-00
Legal: Land in the Southeast 1/4 of Section 36, Town 3 North. Range 12 East
Shelby Township, Macomb County, Michigan
Record Owner: LTF Michigan Real Estate, LLC

Minneapolis LIFE TIME Athletic Club (Athletic Space and Restaurant Space)                            Leased
615 Second Avenue South
Minneapolis, MN 55402
Hennepin County

                                     3.9-3


                         NAME AND ADDRESS OF PROPERTY                                           LEASED OR OWNED
-----------------------------------------------------------------------------------        --------------------------
PIN: 27-029-24-11-0032 and 27-029-24-11-0033
Legal: That part of Lots 1, 2, 3, and 4, Block 21, Brown & Jackins' Addition to
Minneapolis, Hennepin County, Minnesota.
Record Owner: 679 East Third Street Investors Company

LIFE TIME FITNESS Schaumburg                                                                                    Owned
900 East Higgins Road
Schaumburg, IL 60173
Cook County

PIN: 07-14-400-008-0000 and 07-14-401-001-0000
Legal: That portion of the Southeast 1/4 of Section 14, Township 41 North, Range
10, East of the Third Principal Meridian, in Cook County, Illinois
Record Owner: LTF USA Real Estate, LLC

LIFE TIME FITNESS Bloomingdale                                                                                  Owned
455 Scott Drive                                                                            (through joint venture LLC)
Bloomingdale. IL 60108
DuPage County

PIN: 02-20-106-009
Legal: Lot 1 in Covington Corporate Center Resubdivision, being a resubdivision of Lots 28, 29, 32 and 33, together with the former right of way of Eaton Court, in Covington Corporate Center, being a subdivision in the North 1/2 of Section
20, Township 40 North, Range 10, East of the third principal meridian, DuPage
County, Illinois Record Owner: Bloomingdale LIFE TIME Fitness, L.L.C.

LIFE TIME FITNESS Warrenville                                                                                   Owned
28141 Diehl Road
Warrenville, IL 60555
DuPage County

PIN: 07-02-400-020 and 07-01-301-018
Legal: Those parts of the Southwest 1/4 of Section 1 and the Southeast -1/4 of
Section 2, all in Township 38 North, Range 9 East of the Third Principal Meridian, DuPage
County, Illinois
Record Owner: LTF USA Real Estate, LLC

LIFE TIME FITNESS Orland Park                                                                                   Owned
16333 South LaGrange Road
Orland Park, IL 60467
Cook County

PIN: 27-22-300-018 and 27-22-300-019
Legal: The North 20 acres of the West 1/2 of the Southwest 1/4 (except the
West 17 feet of the East 50 feet of the North 20 acres) in Section 22, Township
36 North, Range 12 East of the Third Principal Meridian, Cook County, Illinois
Record Owner: FCA Real Estate Holdings, LLC

LIFE TIME FITNESS Algonquin                                                                                     Owned
451 Rolls Drive
Algonquin, IL 60102
McHenry County

                                     3.9-4


                         NAME AND ADDRESS OF PROPERTY                                      LEASED OR OWNED
-----------------------------------------------------------------------------------        ---------------
PIN: 19-29-351-009 and 19-29-351-007
Legal: Lot 1 in the Lifetime Fitness Subdivision, McHenry County, Illinois
Record Owner: FCA Real Estate Holdings, LLC

LIFE TIME FITNESS Burr Ridge                                                                         Owned
601 Burr Ridge Parkway
Burr Ridge. IL 60521
Cook County

PIN: Part of 18-30-300-023
Legal: That part of the West 1/2 of Section 30, Township 38 North, Range 12 East of the Third Principal Meridian, Cook County, Illinois.
Record Owner: FCA Real Estate Holdings, LLC

LIFE TIME FITNESS Skokie                                                                             Owned
5420 Old Orchard Road
Skokie, IL 60077
Cook County

PIN: 10-09-100-013 and part of 10-09-100-015
Legal: Lot 2 in Portland Cement Association Subdivision of that part of the
Northwest Fractional 1/4 of Section 9, Township 41 North, Range 13 East of the
Third Principal Meridian, Cook County, Illinois.
Record Owner: FCA Real Estate Holdings, LLC

LIFE TIME FITNESS Canton Township                                                                    Owned
Haggerty Road
Canton Township, MI
Wayne County

PIN: Part of 050-99-0013-000 and part of 050-99-0015-000
Legal: Unit 1, Canton Commercial Centre Condominium.
Record Owner: FCA Real Estate Holdings, LLC

LIFE TIME FITNESS Fairfax                                                                           Leased
9650-42 Main Street
Fairfax, VA 22031
Fairfax County

PIN: N/A
Legal: N/A
Record Owner: Fair City HHH, LLC

LIFE TIME FITNESS of Champlin                                                                       Leased
11989 Champlin Drive
Champlin, MN 55316
Hennepin County

PIN: N/A
Legal: N/A
Record Owner: Champlin Economic Development Authority

LIFE TIME FITNESS of Savage                                                                         Leased
County Roads 27 and 42
Savage, MN
Dakota County

                                     3.9-5

                      NAME AND ADDRESS OF PROPERTY                       LEASED OR OWNED
----------------------------------------------------------------------   ---------------
PIN: N/A
Legal: N/A
Record Owner: City of Savage

LIFE TIME FITNESS of Orland Park (Temporary Pre-Sale Space)                  Leased
15888 South LaGrange Road
Orland Park, IL 60462

PIN: N/A
Legal: N/A
Record Owner: Simon Property Group, L.P.

LIFE TIME FITNESS of Burr Ridge (Temporary Pre-Sale Space)                   Leased
150 Bridewell Drive
Burr Ridge, IL 60521

PIN: N/A
Legal: N/A
Record Owner: Cole Taylor Bank, as Trustee under Trust Agreement dated
December 1, 1999, and known as Trust No. 95-2107

                                     3.9-6

                                 SCHEDULE 3.17
                             INTELLECTUAL PROPERTY

Trademarks and Service Marks. LIFE TIME FITNESS, Inc. has the following trademarks and service marks issued or pending with the United States Patent and Trademark Office:

1.       MULTIVISION FREQUEN-SEES.

                  Services: Audio and video rebroadcasting to patrons of health clubs.

                  Registered 2,077,538, July 8, 1997.

2.       LIFETIME FITNESS.

                  Services: Health club services.

                  Registered 2,140,172, March 3, 1998.

3.       LIFE TIME FITNESS AND DESIGN.

                  Services: Health club services.

                  Registered 2,199,734, October 27, 1998.

4.       LIFE TIME KIDS.

                  Services: Entertainment and education services, namely. classes in fields of physical fitness, creative dance, tumbling, movement. and self-esteem building and providing recreation facilities with computers and play areas for children.

                  Registered 2,128,353, January 13, 1998.

5.       LIFE TIME SPORTS.

                  Services: Health club services.

                  Registered 2,255,837, June 22, 1999.

6.       LIFETIME FITNESS HEALTH ENHANCEMENT SERIES.

                  Services: Health and fitness videos.

                  Registered 2,416,503, December 26, 2000.

7.       MASTER YOUR METABOLISM.

                  Services: Health and fitness videos.

                  Registered 2,400,952, October 31, 2000.

8.       LIFE TIME FITNESS EXPRESS.

                  Services: Health club services.

                  Registered 2,436,338, March 30, 2001.

9.       MINNEAPOLIS LIFE TIME ATHLETIC CLUB.

                  Services: Health club services.

                  Registered 2,413,208, December 12, 2000.

10.      MEMBER ADVANTAGE LIFE TIME FITNESS.

                  Services: Providing member benefits to members of a health club.

                  Registered 2,415,579, December 26, 2000.

                                     3.17-1

11.      LOVE LIFE.

                  Services: Health club services.

                  Registered 2,385,717, dated September 12, 2000.

12.      NUTRIFIT.

                  Services: Educational services in the nature of classes dealing with fitness and nutrition.

                  Pending. Serial No. 75/823,513, filed October 15, 1999.

                  Filed First Extension March 5, 2001.

                  This application was filed on an "intent-to-use" basis.

13.      EXPERIENCE.

                  Services: Magazines in the field of health, fitness, and exercise.

                  Registered 2,431,813, dated February 27, 2001.

14.      REV IT UP.

                  Services: Charitable fund-raising services offered in connection with a fitness program in Int. Class 36.

                  Pending. Notice of Allowance issued April 24, 2001.

                  This application was filed on an "intent-to-use" basis.

15.      CAFE DELLA VITA AND DESIGN.

                  Services: Restaurant services.

                  Registered with the State of Minnesota as 30347, September 18, 2000.

16.      AVERISOFT.

                  Services: Computer software programs to assist in health club membership. database management and computer infrastructure.

                  Pending. Serial No. 76/251,896, filed May 4, 2001.

17.      AVERISOFT AND DESIGN.

                  Services: Computer software programs to assist in health club membership, database management and computer infrastructure.

                  Pending. Serial No. 76/251,894, filed May 4, 2001.

                  This application was filed on an "intent-to-use" basis.

18.      EXPERIENCE LIFE.

                  Services: Magazines in the field of health, fitness and exercise.

                  Pending. Serial No. 76/251,895, filed May 4, 2001.

                  This application was filed oil an "intent-to-use" basis.

                                     3.17-2

                                SECTION 3.21(c)
                             SUBSIDIARY INFORMATION

The following is a list of each of the Company's subsidiaries, its federal tax identification number ("FEIN") and street address of its chief executive office:

1.       Legal Name:       LIFE TIME Kids, Inc.
         FEIN:             41-1520315
         ADDRESS:          6442 City West Parkway, Suite 375, Eden Prairie, MN
                           55344

2.       Legal Name:       FCA Real Estate Holdings, LLC
         FEIN:             41-1882571
         ADDRESS:          6442 City West Parkway, Suite 375, Eden Prairie, MN
                           55344

3.       Legal Name:       FCA Construction Holdings, LLC
         FEIN:             41-1905748
         ADDRESS:          6442 City West Parkway, Suite 375, Eden Prairie, MN
                           55344

4.       Legal Name:       FCA Restaurant Holdings, LLC
         FEIN:             41-1947047
         ADDRESS:          6442 City West Parkway, Suite 375, Eden Prairie, MN
                           55344

5.       Legal Name:       Bloomingdale LIFE TIME FITNESS, L.L.C.
         FEIN:             36-4299951
         ADDRESS:          6442 City West Parkway, Suite 375, Eden Prairie, MN
                           55344

6.       Legal Name:       LTF Real Estate Holdings, LLC
         FEIN:             41-2005266
         ADDRESS:          6442 City West Parkway, Eden Prairie, MN 55344

7.       Legal Name:       LTF Michigan Real Estate, LLC
         FEIN:             41-2005269
         ADDRESS:          6442 City West Parkway, Eden Prairie, MN 55344

8.       Legal Name:       LTF Minnesota Real Estate, LLC
         FEIN:             41-2005272
         ADDRESS:          6442 City West Parkway, Eden Prairie, MN 55344

9.       Legal Name:       LTF USA Real Estate, LLC
         FEIN:             41-2005273
         ADDRESS:          6442 City West Parkway, Eden Prairie, MN 55344

                                    3.21(a)-1

                                SCHEDULE 3.21(b)
                              EQUIPMENT LOCATIONS

All equipment of the Company and its subsidiaries is located at the properties described in Schedule 3.9 to this Agreement. All such equipment is leased by the Company and its Subsidiaries pursuant to various master lease agreements.

                                   3.21(b)-1

                                SCHEDULE 3.21(c)
                                  BANK ACCOUNTS

The following is a listing of all bank accounts (or accounts with other financial institutions) maintained by the Company:

        BANK                              ACCOUNT NAME                             ACCOUNT NO.
-----------------------   -----------------------------------------------   -----------------------
American Chartered Bank   Life Time Fitness - Schaumburg                    [intentionally omitted]
American Chartered Bank   Life Spa - Schaumburg                             [intentionally omitted]
Associated Bank           Life Time Kids                                    [intentionally omitted]
Associated Bank           Life Spa - Indianapolis                           [intentionally omitted]
Associated Bank           Life Spa-Centreville                              [intentionally omitted]
Associated Bank           Life Spa - Columbus                               [intentionally omitted]
Associated Bank           Life Spa - MLTAC                                  [intentionally omitted]
Associated Bank           Life Time Fitness - Foundation Account            [intentionally omitted]
Associated Bank           Life Time Fitness - Life Time Sport               [intentionally omitted]
Associated Bank           Life Time Fitness - Member Programming            [intentionally omitted]
Associated Bank           FCA Restaurant holdings - Credit Card Depositor   [intentionally omitted]
Associated Bank           FCA Restaurant Holdings - Expense Account         [intentionally omitted]
Associated Bank           Life Time Fitness - Medical Insurance             [intentionally omitted]
Associated Bank           Life Time Fitness - Main Checking                 [intentionally omitted]
Associated Bank           Life Time Fitness - Health Enhancements           [intentionally omitted]
Associated Bank           Life Time Fitness - Eagan                         [intentionally omitted]
Associated Bank           Life Time Fitness - Woodbury                      [intentionally omitted]
Associated Bank           Life Time Fitness - Roseville                     [intentionally omitted]
Associated Bank           Life Time Fitness - Highland Park                 [intentionally omitted]
Associated Bank           Life Time Fitness - Coon Rapids                   [intentionally omitted]
Associated Bank           Life Time Fitness - Bloomington                   [intentionally omitted]
Associated Bank           Life Time Fitness - Plymouth                      [intentionally omitted]
Associated Bank           Life Time Fitness - St. Paul                      [intentionally omitted]
Associated Bank           Life Time Fitness - Troy                          [intentionally omitted]
Associated Bank           Life Time Fitness - Columbus                      [intentionally omitted]
Associated Bank           Life Time Fitness - Indianapolis                  [intentionally omitted]
Associated Bank           Life Time Fitness - Shelby                        [intentionally omitted]
Associated Bank           Life Time Fitness - Novi                          [intentionally omitted]
Associated Bank           Life Time Fitness - Multivision                   [intentionally omitted]
Associated Bank           Life Time Fitness - Savings                       [intentionally omitted]
Associated Bank           Life Time Fitness - Apple Valley                  [intentionally omitted]
Associated Bank           Life Time Fitness - MAC                           [intentionally omitted]
Associated Bank           Life Time Fitness - Champlin                      [intentionally omitted]
Associated Bank           Life Time Fitness - Centreville                   [intentionally omitted]
Associated Bank           Life Time Fitness - Payroll Account               [intentionally omitted]
Associated Bank           Life Time Fitness - CD                            [intentionally omitted]
Associated Bank           Life Time Fitness - Payroll Account               [intentionally omitted]
Associated Bank           Life Time Fitness - Bloomingdale                  [intentionally omitted]
Associated Bank           Life Time Fitness - Schaumburg                    [intentionally omitted]
Associated Bank           Life Time Fitness - Algonquin                     [intentionally omitted]
Associated Bank           Life Time Fitness - Orland Park                   [intentionally omitted]
Associated Bank           Life Time Fitness - Warrenville                   [intentionally omitted]
Associated Bank           Life Time Fitness - Rochester Hills               [intentionally omitted]
Associated Bank           Life Time Fitness - Life Spa Division             [intentionally omitted]
Associated Bank           Life Time Fitness - Health Enhancement Div.       [intentionally omitted]
Associated Bank           Life Time Fitness - Corporate Service Div.        [intentionally omitted]
Associated Bank           Life Time Fitness - Marketing Division            [intentionally omitted]
Associated Bank           Life Time Fitness - Entertainment Division        [intentionally omitted]
Associated Bank           Life Time Fitness - Real Estate Development       [intentionally omitted]
Bank One                  Life Time Fitness - Novi                          [intentionally omitted]
Bank One                  Life Spa - Novi                                   [intentionally omitted]

                                   3.21(c)-1

             BANK                                 ACCOUNT NAME                         ACCOUNT NO.
----------------------------------   -----------------------------------------   -----------------------
Chevy Chase Bank                     Life Time Fitness - Centreville             [intentionally omitted]
First Virginia Bank                  Life Spa - Centerville                      [intentionally omitted]
First Virginia Bank                  Life Time Fitness - Fairfax City            [intentionally omitted]
Harris Banks                         Life Time Fitness - Cantera                 [intentionally omitted]
Harris Banks                         Life Time Fitness - Bloomingdale            [intentionally omitted]
Harris Banks                         Life Time Fitness - Orland Park             [intentionally omitted]
Harris Banks                         Life Time Fitness - Algonquin               [intentionally omitted]
Harris Banks                         Life Time Fitness - Burr Ridge              [intentionally omitted]
Harris Banks                         Life Time Fitness - Club Expense            [intentionally omitted]
Harris Banks                         Life Time Fitness - Life Spa Bloomingdale   [intentionally omitted]
Harris Banks                         Life Time Fitness - Life Spa Cantera        [intentionally omitted]
Harris Banks                         Life Time Fitness - Life Spa Algonquin      [intentionally omitted]
Harris Banks                         Life Spa - Orland Park                      [intentionally omitted]
Huntington National Bank             Life Spa - Indianapolis                     [intentionally omitted]
Huntington National Bank             Life Spa - Columbus                         [intentionally omitted]
Huntington National Bank             Life Time Fitness - Club Expense            [intentionally omitted]
Huntington National Bank             Life Time Fitness - Columbus                [intentionally omitted]
Huntington National Bank             Life Time Fitness - Indianapolis            [intentionally omitted]
Marquette Bank                       Life Time Kids - Expense Account            [intentionally omitted]
Marquette Bank                       Life Time Kids - Depository Account         [intentionally omitted]
Marquette Bank                       Life Spa - Coon Rapids                      [intentionally omitted]
Midwest Guaranty Bank                Life Time Fitness - Troy                    [intentionally omitted]
Midwest Guaranty Bank                Life Time Fitness - Troy Salon              [intentionally omitted]
National City Bank                   Life Time Fitness - Shelby                  [intentionally omitted]
National City Bank                   Life Time Fitness, Inc. - Shelby Salon      [intentionally omitted]
U.S. Bancorp Investments             FCA, Ltd.                                   [intentionally omitted]
U.S. Bank                            Life Spa- Expense Account                   [intentionally omitted]
U.S. Bank                            Life Spa - Plymouth Depository              [intentionally omitted]
U.S. Bank                            Life Spa - MLTAC                            [intentionally omitted]
U.S. Bank                            Life Time Fitness - Club Expense            [intentionally omitted]
U.S. Bank                            FCA Restaurant Holdings                     [intentionally omitted]
U.S. Bank                            FCA Restaurant Holdings                     [intentionally omitted]
U.S. Bank                            FCA Restaurant Holdings                     [intentionally omitted]
U.S. Bank                            FCA Real Estate Holdings, LLC               [intentionally omitted]
U.S. Bank                            FCA Real Estate Holdings, LLC               [intentionally omitted]
U.S. Bank                            Life Time Fitness - MN Depository           [intentionally omitted]
U.S. Bank                            MLTAC Concierge Services                    [intentionally omitted]
U.S. Bank                            MLTAC Depository Account                    [intentionally omitted]
U.S. Bank                            FCA Construction Holdings                   [intentionally omitted]
U.S. Bank Corporate Trust Services   Life Time Fitness Collateral Escrow         [intentionally omitted]

                                    3.21(c)-2

                                 SCHEDULE 3.23
                               MATERIAL CONTRACTS

The following is a listing of all material contracts and Contractual Obligations, whether written and oral, to which the Company or its Subsidiaries are a party or which binds them:

1. Purchase Agreement, dated December 15, 1999, by and among FCA Real Estate Holdings, LLC, the Company, and Rochester Hills Tennis & Swim Club, Inc., for real and personal property located in Rochester Hills, Michigan.

2. Tenth Amendment to Purchase Agreement, dated June 21, 2001, by and between FCA Real Estate Holdings, LLC and Emerald Holdings, LLC for real property located in Tempe, Arizona.

3. Management Agreement of Bloomingdale LIFE TIME Fitness, L.L.C., dated December 1, 1999, by and between LIFE TIME FITNESS, Inc., Bloomingdale Sport Center Land Company, and Central DuPage Health Fitness Center.

4.       Real property leases and subleases for the facilities listed on
         Schedule 3.9.

5. Employment Agreement by and between the Company and Bahram Akradi, dated May 8, 1996, as amended by First Amendment to Employment Agreement, dated December 8, 1998.

6. Employment Agreement by and between the Company and Bruce Fabel, dated July 9, 2001.

7. Mortgage loan obligations arising from mortgage loan junior credit facility between U.S. Bank National Association, as Agent, and FCA Real Estate Holdings, LLC.

8. Mortgage loan obligations arising from mortgage loans made by Teachers Insurance and Annuity Association of America to LTF Michigan Real Estate, LLC, LTF Minnesota Real Estate, LLC and LTF USA Real Estate, LLC.

9. Capital lease obligations arising from equipment financing facility between Carlton Financial Corporation and the Company.

10. Computer and telecommunications equipment lease obligations arising from computer and telecommunications financing agreement between Farnam Street Financial and the Company.

11. Computer equipment lease obligations arising from computer equipment financing agreement between Dell Financial Services, Inc. and the Company.

12. Property Referral, Assignment and Nondisclosure Agreement, dated April 23, 1998, between the Company and 24 Hour Fitness Inc.

                                     3.23-1

13. The Company has entered into several consulting agreements with various consulting firms and consultants for the temporary use of certain computer, accounting and health professional consultants.

14.      FCA, Ltd. 1996 Stock Option Plan

15.      FCA, Ltd. 401(k) Plan

16.      Cafeteria Plan

17.      LIFE TIME FITNESS, Inc. 1998 Stock Option Plan

18. Operating Agreement of LIFE TIME, BSC Land, DuPage Health Services Fitness Center-Bloomingdale, L.L.C., dated December 1, 1999, by and among LIFE TIME FITNESS, Inc., Bloomingdale Sports Center Land Company, and Central DuPage Health.

                                     3.23-2

                                  SCHEDULE 4.6
                                   INSURANCE

The following is a listing of all insurance policies in force:

        DESCRIPTION                          LIMIT                   INSURANCE COMPANY
---------------------------------   -----------------------    -------------------------------
Package Policy                                                 St. Paul Fire & Marine Ins. Co.
   Property                         $           182,214,500*
   Inland Marine                    $             1,430,000
   General Liability                $  1,000,000/$2,000,000
   Business Income                  $             9,979,500
   Crime Insurance                  $               100,000
   Flood and Earthquake             $             5,000,000
   Auto Liability                   $             1,000,000
Umbrella Liability                  $            10,000,000      Federal Insurance Companies
Boiler and Machinery                $            25,000,000      Travelers Insurance Company
Workers' Compensation                             Statutory            EBI Companies
Liquor Liability                    $             1,000,000    St. Paul Fire & Marine Ins. Co.
Professional Liability              $             2,000,000        RLI Insurance Company
Directors and Officers Liability    $             1,000,000      Federal Insurance Company
Life Insurance - Bahram Akradi      $             5,000,000        Lincoln Benefit Life
Life Insurance - Bahram Akradi      $             1,000,000           American Family

*The current Property is $127,989,500, but this coverage will increase to $182,214,500 as of July 31, 2001.

Each policy referenced above, except for the Life Insurance policies on Bahram Akradi, is evidenced by the attached Evidences of Property Insurance and Certificate of Liability Insurance.

                                     4.6-1

                                  SCHEDULE 5.1
                                     LIENS

A.       UCC FILINGS.

Secured Party:         Riverside Bank
Debtor:                LIFE TIME KIDS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 1838219, dated April 8, 1996.
Continuation:          Filed with MN Secretary of State as No. 2276373, dated November 20, 2000.
Collateral:            Blanket.

Secured Party:         U.S. Bank National Association
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 1865189, dated July 19, 1996.
Partial Release:       Filed with MN Secretary of State as No. 1994022, dated December 5, 1997, releasing interest in personal property arising from Debtor's business operations on Premises.
Amendment:             Filed with MN Secretary of State as No. 2114868, dated March 18, 1999, amending names of Debtor and Secured Party.
Continuation:          Filed with MN Secretary of State as No. 2332066, dated May 7, 2001.
Amendment:             Filed with MN Secretary of State as No. 2332067, dated May 7, 2001,    amending the name and
                       address of the Secured Party.
Collateral:            All furniture, fixtures, furnishings, equipment, machinery and personal property of Debtor located at the Debtor's Plymouth, MN premises.

Secured Party:         Richfield Bank & Trust, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. dba Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 1897739, dated December 2, 1996.
Collateral:            Specific exercise and related equipment

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. dba Life Time Fitness
Filing Information:    Filed with MN Secretary of State as No. 1897740, dated December 2, 1996.
Collateral:            Specific exercise and related equipment as well as specific leasehold improvements.

Secured Party:         Richfield Bank & Trust, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. dba Life Time Fitness
Filing Information:    Filed with MN Secretary of State as No. 1905241, dated January 2, 1997.
Collateral:            Specific furniture and equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                FCA, LTD. DBA Life Time Fitness
Filing Information:    Filed with MN Secretary of State as No. 1921894, dated March 5, 1997.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                FCA, LTD. DBA Life Time Fitness
File Number:           Filed with MN Secretary of State as No. 1921895, dated March 5, 1997.
Collateral:            Specific exercise and related equipment.

Secured Party:         Community First Financial, Inc., as assigned by Carlton Financial Corporation
Debtor:                FCA, LTD, DBA: Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 1963556, dated August 6, 1997.
Collateral:            Specific exercise and related equipment.

Secured Party:         Community First Financial, Inc., as assigned by Carlton Financial Corporation
Debtor:                FCA, LTD, DBA: Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 1963557, dated August 6, 1997.
Collateral:            Specific exercise and related equipment.

                                     5.1-1

Secured Party:         U.S. Bank National Association, as Collateral Agent
Debtor:                FCA Real Estate Holdings, LLC
Filing Information:    Filed with MN Secretary of State as No. 1963533, dated August 6, 1997.
Assignment:            Filed with MN Secretary of State as No. 2249493. dated August 7, 2000, assigning the security interest to the Secured Party listed above.
Amendment:             Filed with MN Secretary of State as No. 2278054, dated November 28, 2000, amending the Eagan,
                       MN legal description attached as Exhibit B.
Partial Release:       Filed with MN Secretary of State as No. 2338881, dated June 4, 2001,   releasing the security interest
                       of the Secured Party in the real property  located in Woodbury, MN.
Partial Release:       Filed with MN Secretary of State as No. ___, dated ________, 2001, releasing the security interest of the Secured Party in the real property located in Eagan, MN.
Collateral:            All furniture, furnishings, equipment, machinery and personal property affixed to the Debtor's
                       Bloomington, MN premises.

Secured Party:         Antares Capital Corporation, as agent
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 1992045, dated November 26,  1997.
Amendment:             Filed with MN Secretary of State as No. 2178095, dated November 16, 1999, amending the names of the Debtor and Secured Party.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as agent
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 1992046, dated November 26, 1997.
Amendment:             Filed with MN Secretary of State as No. 2178094, dated November 16, 1999, amending names of the Debtor and Secured Party.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as agent
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with Dakota County, MN as No. 273426, dated November 26, 1997.
Amendment:             Filed with Dakota County, MN as No. 281142, dated November 17, 1999, amending the names of the Debtor and Secured Party.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as agent
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with Hennepin County, MN as No. 1129614, dated November 26, 1997.
Amendment:             Filed with Hennepin County, MN as No. 1141773, dated November 17, 1999, amending names of the Debtor and Secured Party.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as agent
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with Washington County, MN as No. 0178574, dated December 1, 1997.
Amendment:             Filed with Washington County, MN as No. 0182449, dated November 23, 1999, amending the names of the Debtor and Secured Party as reflected above.
Collateral:            Blanket.

Secured Party:         Community First Financial, Inc., as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. dba Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 1993174, dated December 3, 1997.
Collateral:            Specific exercise and related equipment.

Secured Party:         The Oakley National Bank of Buffalo, as assigned by First State Bank of Excelsior, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. dba Lifetime Fitness
File Number:           Filed with MN Secretary of State as No. 2002296, dated January 8, 1998.
Assignment:            Filed with MN Secretary of State as No. 2018347, dated March 9, 1998, assigning security interest of First State Bank of Excelsior to The Oakley National Bank of Buffalo.
Collateral:            Specific exercise and related equipment.

                                     5.1-2

Secured Party:         The Oakley National Bank of Buffalo, as assigned by First State Bank of Excelsior, as assigned by
                       Carlton Financial Corporation
Debtor:                FCA. Ltd. dba Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2002297, dated January 8, 1998.
Assignment:            Filed with MN Secretary of State as No. 2018348, dated March 9, 1998, assigning security interest of First State Bank of Excelsior to The Oakley National Bank of Buffalo.
Collateral:            Specific exercise and related equipment.

Secured Party:         State Bank of Chanhassen, as assigned by Carlton Financial Corporation
Debtor:                FCA, LTD dba Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2034371, dated May 4, 1998.
Collateral:            Specific equipment.

Secured Party:         The Highland Banks, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. d/b/a Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2065636, dated September 2, 1998.
Collateral:            Specific equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                FCA, LTD. and LIFE TIME FITNESS
Filing Information:    Filed with MN Secretary of State as No. 2068422, dated September 15, 1998.
Collateral:            Specific leased computer equipment.

Secured Party:         The Highland Bank, as assigned by Carlton Financial Corporation
Debtor:                FCA. Ltd. d/b/a Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2074837, dated October 9, 1998.
Collateral:            Specific exercise and related equipment.

Secured Party:         Hampton Bank, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. dba Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2075680, dated October 13, 1998.
Collateral:            Specific exercise and related equipment.

Secured Party:         Community First Financial, Inc., as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. d/b/a Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2075681, dated October 13, 1998.
Collateral:            Specific exercise and related equipment.

Secured Party:         Community First Financial, Inc., as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. d/b/a Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2075682, dated October 13, 1998.
Collateral:            Specific exercise and related equipment.

Secured Party:         State Bank of Chanhassen, as assigned by Carlton Financial Corporation
Debtor:                FCA. Ltd. d/b/a Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2075689, dated October 13, 1998.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Home Federal Savings Bank, as assigned by Carlton
                       Financial Corporation
Debtor:                FCA, Ltd. dba Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2096004, dated January 6, 1999.
Assignment:            Filed with MN Secretary of State as No. 2106833, dated February 16, 1999, assigning security interest of Home Federal Savings Bank to Richfield Bank & Trust Co.
Collateral:            Specific exercise equipment.

Secured Party:         BNC National Bank, as assigned by Carlton Financial Corporation
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2096006, dated January 6, 1999.
Amendment:             Filed with MN Secretary of State as No. 2313321, dated April 5, 2001, amending the name of the

                                     5.1-3

                       Debtor to the above.
Collateral:            Specific exercise and related equipment.

Secured Party:         BNC National Bank, as assigned by Carlton Financial Corporation
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2096007, dated January 6, 1999.
Amendment:             Filed with MN Secretary of State as No. 2313321, dated April 5, 2001, amending the name of the
                       Debtor to the above.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Hampton Bank, as assigned by Carlton Financial
                       Corporation
Debtor:                FCA, Ltd. d/b/a Lifetime Fitness
Filing Information:    Filed with MN Secretary of State as No. 2096015, dated January 6, 1999.
Assignment:            Filed with MN Secretary of State as No. 2106832, dated February 16, 1999, assigning security interest of Hampton Bank to Richfield Bank & Trust Co.
Collateral:            Specific exercise and related equipment.

Secured Party:         U.S. Bank National Association, as Collateral Agent
Debtor:                FCA Real Estate Holdings, LLC
Filing Information:    Filed with MN Secretary of State as No. 2111865, dated March 8, 1999.
Amendment:             Filed with MN Secretary of State as No. 2293567, dated January 23, 2001, amending the legal description contained in Exhibit B.
Collateral:            All furniture, furnishings, equipment, machinery and personal property affixed to the Debtor's
                       Columbus, OH premises.

Secured Party:         U.S. Bank National Association, as Administrative Bank
Debtor:                FCA Construction Holdings, LLC
Filing Information:    Filed with MN Secretary of State as No. 2111866, dated March 8, 1999.
Collateral:            All of Debtor's right, title and interest in all subcontracts, purchase orders and other agreements related to the construction contract dated June 11, 998 with FCA Real Estate Holdings, LLC.

Secured Party:         Cherokee State Bank, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. d/b/a Life Time Fitness
Filing Information:    Filed with MN Secretary of State as No. 2119339, dated April 5, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         State Bank of Chanhassen, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. d/b/a Life Time Fitness
Filing Information:    Filed with MN Secretary of State as No. 2119345, dated April 5, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Highland Banks, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. d/b/a Life Time Fitness
Filing Information:    Filed with MN Secretary of State as No. 2119346, dated April 5, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. d/b/a Life Time Fitness
Filing Information:    Filed with MN Secretary of State as No. 2121919, dated April 13, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust, as assigned by Carlton Financial Corporation
Debtor:                FCA, Ltd. d/b/a Life Time Fitness
Filing Information:    Filed with MN Secretary of State as No. 2121920, dated April 13, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Lakeland National Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2127626, dated May 3, 1999.
Collateral:            Specific exercise and related equipment.

                                     5.1-4

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2142900, dated June 28, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         State Bank of Chanhassen, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2142901, dated June 28, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Community First Financial, Inc., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2142902, dated June 28, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Lakeland National Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2142903, dated June 28, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2142906, dated June 28, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2142907, dated June 28, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2159393, dated September 1, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2159394, dated September 1, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2159395, dated September 1, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2159396, dated September 1, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2159397, dated September 1, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2159398, dated September 1, 1999.
Collateral:            Specific exercise and related equipment.

                                     5.1-5

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2163726, dated September 15, 1999.
Collateral:            Specific leased computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                FCA, LTD. DBA LIFE TIME FITNESS
Filing Information:    Filed with MN Secretary of State as No. 2163729, dated September 20, 1999.
Collateral:            Specific leased computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                FCA, LTD. DBA LIFE TIME FITNESS
Filing Information:    Filed with MN Secretary of State as No. 2164662, dated September 23, 1999.
Collateral:            Specific leased computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INC.
Filing Information:    Filed with MN Secretary of State as No. 2165911, dated September 29, 1999.
Collateral:            Specific leased computer equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2167251, dated October 4, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2167252, dated October 4, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2167253, dated October 4, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2167254, dated October 4, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2167255, dated October 4, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2167256, dated October 4, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2174209, dated November 1, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2174210, dated November 1, 1999.
Collateral:            Specific exercise and related equipment.

                                     5.1-6

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2174211, dated November 1, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2174212, dated November 1, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2177169, dated November 12, 1999.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with Hennepin County, MN as No. 1141708, dated November 15, 1999.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with Ramsey County, MN as No. 9902334, dated November 15, 1999.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with IN Secretary of State as No. 2290175, dated November 15, 1999.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with Franklin County, OH as No. 199911150284575, dated November 15, 1999.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with Dakota County, MN as No. 281109, dated November 15, 1999.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MI Secretary of State as No. D587333, dated November 15, 1999.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with OH Secretary of State as No. AP0194854, dated November 15, 1999.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with Washington County, MN as No. 0182407, dated November 16, 1999.
Collateral:            Blanket.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2181865, dated December 2, 1999.
Collateral:            Specific exercise and related equipment.

                                     5.1-7

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2181866, dated December 2, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2181867, dated December 2, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2181868, dated December 2, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS INC.
Filing Information:    Filed with MN Secretary of State as No. 2186884, dated December 21, 1999.
Collateral:            Specific leased computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INC.
Filing Information:    Filed with MN Secretary of State as No. 2187768, dated December 27, 1999.
Collateral:            Specific leased computer equipment.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                FCA Restaurant Holdings, LLC
Filing Information:    Filed with MN Secretary of State as No. 2189086, dated December 29, 1999 (part one of two).
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                FCA Restaurant Holdings, LLC
Filing Information:    Filed with MN Secretary of State as No. 2189087, dated December 29, 1999 (part two of two).
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                FCA Restaurant Holdings, LLC
Filing Information:    Filed with Hennepin County, MN as No. 1142484, dated December 30, 1999 (part one of two).
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                FCA Restaurant Holdings, LLC
Filing Information:    Filed with Hennepin County, MN as No. 1142485, dated December 30, 1999 (part two of two).
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with Anoka County, MN as No. 0254496, dated December 30, 1999.
Collateral:            Blanket.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2189415, dated December 30, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2189416, dated December 30, 1999.
Collateral:            Specific exercise and related equipment.

                                     5.1-8

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2189417, dated December 30, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         The National City Bank of Evansville, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2189418, dated December 30, 1999.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2191511, dated January 6, 2000.
Collateral:            Specific leased computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INC.
Filing Information:    Filed with MN Secretary of State as No. 2195268, dated, January 21, 2000.
Collateral:            Specific leased computer equipment.

Secured Party:         Cambridge State Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2198279, dated February 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Cambridge State Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2198280, dated February 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Cambridge State Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2198281, dated February 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Rosemount National Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2198282, dated February 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Rosemount National Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2198283, dated February 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS
Filing Information:    Filed with MN Secretary of State as No. 2201513, dated February 14, 2000.
Collateral:            Specific leased computer equipment.

Secured Party:         Community First Financial, Inc.
Debtor:                Lifetime Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2202923, dated February 17, 2000.
Collateral:            Specific office equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2205711, dated February 29, 2000.
Collateral:            Specific leased computer equipment.

                                     5.1-9

Secured Party:         First Commercial Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2206458, dated March 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dakota Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2206461, dated March 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dakota Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2206462, dated March 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dakota Bank, as assigned by Carlton Financial Corporation
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2206493, dated March 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dakota Bank, as assigned by Carlton Financial Corporation
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2206499, dated March 2, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2210877, dated March 16, 2000.
Collateral:            Specific leased computer equipment.

Secured Party:         Dell Financial Services. L.P.
Debtor:                LIFE TIME FITNESS, INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2215022, dated March 31, 2000.
Collateral:            Specific leased computer equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2215925, dated April 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2215926, dated April 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2215927, dated April 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Western National Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2215928, dated April 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Highland Bank St. Paul, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2215929, dated April 3, 2000.
Collateral:            Specific exercise and related equipment.

                                     5.1-10

Secured Party:         Highland Bank St. Paul, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2215930, dated April 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Highland Bank St. Paul, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2215931, dated April 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2224571, dated May 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         United Prairie Bank Madison, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2224572, dated May 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Home Federal Savings Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2224573, dated May 3, 2000.
Collateral:            Specific exercise equipment.

Secured Party:         Merchant Capital Resources, Inc., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2224574, dated May 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2229034, dated May 18, 2000.
Collateral:            Specific leased computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2229035, dated May 18, 2000.
Collateral:            Specific leased computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2229036, dated May 18, 2000.
Collateral:            Specific leased computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2229037, dated May 18, 2000.
Collateral:            Specific leased computer equipment.

Secured Party:         The Business Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2231350, dated May 25, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         The Business Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2231351, dated May 25, 2000.
Collateral:            Specific exercise and related equipment.

                                     5.1-11

Secured Party:         Home Federal Savings Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2240884, dated July 3, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         General Electric Capital Corporation, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2241738, dated July 6, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         General Electric Capital Corporation, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2241739, dated July 6, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Merchants Capital Resources Inc., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2242439, dated July 10, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Merchants Capital Resources Inc., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2242440, dated July 10, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         BCL Capital, as assigned by Loffler Business Systems Inc.
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2243862, dated July 17, 2000.
Collateral:            Specific office equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2244437, dated July 18, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2247997, dated August 1, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         BCL Capital, as assigned by Loffler
Debtor:                Lifetime Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2250293, dated August 9, 2000.
Collateral:            Specific office equipment.

Secured Party:         U.S. Bank National Association, as Collateral Agent
Debtor:                FCA Real Estate Holdings, LLC
Filing Information:    Filed with MN Secretary of State as No. 2249494, dated August 7, 2000.
Amendment:             Filed with MN Secretary of State as No. 2278055, dated November 28, 2000, amending the legal description of Eagan, MN contained in Exhibit B.
Partial Release:       Filed with MN Secretary of State as No. 2338880, dated June 4, 2001,   releasing the Secured Party's
                       interest in the real property located in Woodbury, MN
Partial Release:       Filed with MN Secretary of State as No. __________, dated ______, 2001, releasing the Secured
                       Party's interest in the real property located in Eagan, MN.
Collateral:            All furniture, furnishings, equipment, machinery and personal property affixed to the Debtor's
                       Bloomington, MN premises.

Secured Party:         General Electric Capital Corporation, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2252472, dated August 18, 2000
Collateral:            Specific exercise and related equipment.

                                     5.1-12

Secured Party:         General Electric Capital Corporation, as assigned by Carlton Financial
                       Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2252475, dated August 18, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         General Electric Capital Corporation, as assigned by Carlton Financial
                       Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2252476, dated August 18, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         BCL Capital, as assigned by Loffler Business Systems Inc.
Debtor:                Lifetime Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2254880, dated August 28, 2000.
Collateral:            Specific office equipment.

Secured Party:         Cambridge State Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2256296, dated September 5, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Cambridge State Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2256297, dated September 5, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Cambridge State Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2256298, dated September 5, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Cambridge State Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2256299, dated September 5, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Merchants Capital Resources Inc., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2257708, dated September 11,
                       2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Merchants Capital Resources Inc., as assigned by Carlton Financial
                       Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2257709, dated September 11,
                       2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dakota Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2267165, dated October 17, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dakota Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2267166, dated October 17, 2000.
Collateral:            Specific exercise and related equipment.

                                     5.1-13

Secured Party:         Citizens Independent Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2267172, dated October 17, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Citizens Independent Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2267173, dated October 17, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                FCA Construction Holdings, LLC
Filing Information:    Filed with MN Secretary of State as No. 2268245, dated October 19, 2000.
Collateral:            Blanket.

Secured Party:         Antares Capital Corporation, as Agent
Debtor:                Life Time Kids, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2268246, dated October 19, 2000.
Collateral:            Blanket.

Secured Party:         Western Security Bank, as assigned by Highland Bank and as assigned by Carlton Financial
                       Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2269818, dated October 26, 2000
Assignment:            Filed with MN Secretary of State as No. 2299376, dated February 13, 2001, assigning security interest to Secured Party listed above.
Collateral:            Specific exercise and related equipment.

Secured Party:         BCL Capital, as assigned by Loffler Business Systems Incorporated
Debtor:                LIFETIME FITNESS
Filing Information:    Filed with MN Secretary of State as No. 2270611, dated October 30, 2000.
Collateral:            Specific office equipment.

Secured Party:         Richfield Bank & Trust, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2272465, dated November 6, 2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         United Prairie Bank - Springfield, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2277112, dated November 22,
                       2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         United Prairie Bank - Springfield, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2277113, dated November 22,
                       2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dakota Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2277458, dated November 27,
                       2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dakota Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2277459, dated November 27,
                       2000.
Collateral:            Specific exercise and related equipment.

                                     5.1-14

Secured Party:         First Commercial Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2283678, dated December 19,
                       2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         First Commercial Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2283679, dated December 19,
                       2000.
Collateral:            Specific exercise and related equipment.

Secured Party:         Citizens State Bank, as assigned by First Commercial Bank and as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2283680, dated December 19,
                       2000.
Amendment:             Filed with MN Secretary of State as No. 2308020, dated March 19, 2001, assigning the security interest to the Secured Party listed above.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2285451, dated December 26,
                       2000.
Collateral:            Specific computer equipment.

Secured Party:         Central Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2286790, dated January 2, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2287979, dated January 8, 2001.
Collateral:            Specific computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2287981, dated January 8, 2001.
Collateral:            Specific computer equipment.

Secured Party:         First State Bank of Okabena, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2289625, dated January 12, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2289789, dated January 12, 2001.
Collateral:            Specific computer equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2294158, dated January, 24, 2001.
Collateral:            Specific computer equipment.

Secured Party:         BCL Capital, as assigned by Loffler Business Systems Incorporated
Debtor:                LIFETIME FITNESS INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2294335, dated January 25, 2001.
Collateral:            Specific office equipment.

                                     5.1-15

Secured Party:         Paragon Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2295078, dated January 29, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         The Business Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2298020, dated February 8, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2298022, dated February 8, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         BCL Capital, as assigned by Loffler
Debtor:                LIFETIME FITNESS INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2300713, dated February 26, 2001.
Collateral:            Specific office equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INC.
Filing Information:    Filed with MN Secretary of State as No. 2301142, dated February 21, 2001.
Collateral:            Specific computer equipment.

Secured Party:         Farnam Street Financial, Inc.
Debtor:                LIFETIME FITNESS, INC.
Filing Information:    Filed with MN Secretary of State as No. 2301693, dated February 22, 2001.
Collateral:            Specific computer and telephone equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INC.
Filing Information:    Filed with MN Secretary of State as No. 2302629, dated February 26, 2001.
Collateral:            Specific computer equipment.

Secured Party:         BCL Capital, as assigned by Loffler
Debtor:                LIFETIME FITNESS INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2302869, dated February 27, 2001.
Collateral:            Specific office equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INC.
Filing Information:    Filed with MN Secretary of State as No. 2302990, dated February 27, 2001.
Collateral:            Specific computer equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2308027, dated March 19, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P.
Debtor:                LIFE TIME FITNESS, INC.
Filing Information:    Filed with MN Secretary of State as No. 2308965, dated March 20, 2001.
Collateral:            Specific computer equipment.

Secured Party:         First Personal Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2312449, dated April 3, 2001.
Collateral:            Specific exercise and related equipment.

                                     5.1-16

Secured Party:         First Personal Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2312450, dated April 3, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         First Personal Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2312451, dated Apri1 3, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         State Bank of Chanhassen, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2313064, dated April 4, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         Richfield Bank & Trust Co., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2313068, dated April 4, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         BCL Capital, as assigned by Loffler Business Systems Incorporated
Debtor:                LIFETIME FITNESS INCORPORATED
Filing Information:    Filed with MN Secretary of State as No. 2316058, dated April 16, 2001.
Collateral:            Specific office equipment.

Secured Party:         Ridgestone Bank, as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2318883, dated April 24, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         Bremer Bank, N.A., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2318949, dated April 24, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         Bremer Bank, N.A., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2318950, dated April 24, 2001.
Collateral:            Specific exercise and related equipment.

Secured Party:         Dell Financial Services, L.P., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2335028, dated May 18, 2001.
Collateral:            Specific computer equipment.

Secured Party:         Dell Financial Services, L.P., as assigned by Carlton Financial Corporation
Debtor:                Life Time Fitness, Inc.
Filing Information:    Filed with MN Secretary of State as No. 2340904, dated June 11, 2001.
Collateral:            Specific computer equipment.

Secured Party:         U.S. Bank National Association, as Collateral Agent
Debtor:                FCA Real Estate Holdings, LLC
Filing Information:    Filed with MN Secretary of State as No. 2322714, dated June 12, 2001.
Collateral:            All furniture, furnishings, equipment, machinery and personal property affixed to the Debtor's
                       Algonquin, IL premises.

Secured Party:         U.S. Bank National Association, as Collateral Agent
Debtor:                FCA Construction Holdings, LLC
Filing Information:    Filed with MN Secretary of State as No. 2322715, dated June 12, 2001.
Collateral:            All of Debtor's right, title and interest in all subcontracts, purchase orders and other agreements

                                     5.1-17

                       related to the construction contract dated March 1, 2000 with FCA Real Estate Holdings, LLC relating to the Village of Algonquin, Illinois project.

Secured Party:         U.S. Bank National Association, as Collateral Agent
Debtor:                FCA Real Estate Holdings, LLC
Filing Information:    Filed with IL Secretary of State as No.____________ , dated ________, 2001.
Collateral:            All furniture, furnishings, equipment, machinery and personal property affixed to the Debtor's
                       Algonquin, IL premises.

Secured Party:         Teachers Insurance and Annuity Association America
Debtor:                LTF Michigan Real Estate, LLC
Filing Information:    Filed with MI Secretary of State as No._______ dated ___________, 2001.
Collateral:            The Debtor's land in Troy, Novi and Shelby, MI ("Land"), all improvements on the Land, all fixtures and personal property. whether tangible or intangible, on the Land and improvements, all agreements for the Land, improvements and fixtures and personal property, and all products and proceeds of the foregoing.

Secured Party:         Teachers Insurance and Annuity Association of America
Debtor:                LTF Michigan Real Estate, LLC
Filing Information:    Filed with MN Secretary of State as No. _____, dated ____________, 2001.
Collateral:            The Debtor's land in Troy, Novi and Shelby, MI ("Land"), all improvements on the Land, all fixtures and personal property, whether tangible or intangible, on the Land and improvements, all agreements for the Land, improvements and fixtures and personal property, and all products and proceeds of the foregoing.

Secured Party:         Teachers Insurance and Annuity Association of America
Debtor:                LTF Minnesota Real Estate, LLC
Filing Information:    Filed with MN Secretary of State as No. ______, dated __________, 2001.
Collateral:            The Debtor's land in Eagan, MN ("Land"), all improvements on the Land, all fixtures and personal property, whether tangible or intangible, on the Land and improvements, all agreements for the
                       Land, improvements and fixtures and personal property, and all products and proceeds of the foregoing.

Secured Party:         Teachers Insurance and Annuity Association of America
Debtor:                LTF USA Real Estate, LLC
Filing Information:    Filed with MN Secretary of State as No. _______, dated __________, 2001.
Collateral:            The Debtor's land in Indianapolis, IN, Centreville, VA, Schaumburg, IL and Warrenville, IL
                       ("Land"), all improvements on the Land, all fixtures and personal property, whether tangible or intangible, on the Land and improvements, all agreements for the Land, improvements and fixtures and personal property, and all products and proceeds of the foregoing.

Secured Party:         Teachers Insurance and Annuity Association of America
Debtor:                LTF USA Real Estate, LLC
Filing Information:    Filed with IN Secretary of State as No. ______, dated _________, 2001.
Collateral:            The Debtor's land in Indianapolis, IN ("Land"), all improvements on the Land, all fixtures and personal property, whether tangible or intangible, on the Land and improvements, all agreements for the Land, improvements and fixtures and personal property, and all products and proceeds of the foregoing.

Secured Party:         Teachers Insurance and Annuity Association of America
Debtor:                LTF USA Real Estate, LLC
Filing Information:    Filed with VA Secretary of State as No. _______, dated _______, 2001.
Collateral:            The Debtor's land in Centreville, VA ("Land"), all improvements on the Land, all fixtures and personal property, whether tangible or intangible, on the Land and improvements, all agreements for the Land, improvements and fixtures and personal property, and all products and proceeds of the foregoing.

Secured Party:         Teachers Insurance and Annuity Association of America
Debtor:                LTF USA Real Estate, LLC
Filing Information:    Filed with IL Secretary of State as No. _______, dated _______, 2001.
Collateral:            The Debtor's land in Schaumburg and Warrenville, IL ("Land"), all improvements on the Land, all

                                     5.1-18

                       fixtures and personal property, whether tangible or intangible, on the Land and improvements, all agreements for the Land, improvements and fixtures and personal property, and all products and proceeds of the foregoing.

B.       REAL ESTATE LIENS.

         Combination Mortgage, Security Agreement and Fixture Financing Statement dated June 21, 1996, filed with Hennepin County, MN on July 25, 1996, as Document No. 2727565 and filed with Hennepin County, MN on July 30, 1996, as Document No. 6613574, executed by FCA, Ltd. in favor of First Bank National Association; as corrected by Corrective Combination Mortgage, Security Agreement and Fixture Financing Statement dated June 21, 1996, filed with Hennepin County, MN on March 28, 1997, as Document No. 6715292 and filed with Hennepin County, MN on April 7, 1997, as Document No. 2799876; as amended by Amendment No. 1 to Combination Mortgage, Security Agreement and Fixture Financing Statement dated April 5, 1999, filed with Hennepin County, MN on April 7, 1999, as Document No. 7091765, and filed with Hennepin County, MN on April 7, 1999, as Document No. 3142562, amending the names of the Debtor to LIFE TIME FITNESS, Inc. and the Secured Party to U.S. Bank National Association.(Plymouth, MN)

         Assignment of Leases and Rents dated June 21, 1996, filed with Hennepin County, MN on July 25, 1996, as Document No. 2727568 and filed with Hennepin County, MN on July 30, 1996, as Document No. 6613576, executed by FCA, Ltd. in favor of First Bank National Association, as amended by Amendment No. 1 to Assignment of Leases and Rents dated April 5, 1999, filed with Hennepin County, MN on April 7, 1999, as Document No. 3142563, and filed with Hennepin County, MN on April 7, 1999, as Document No. 7091766, amending the names of the Debtor to LIFE TIME FITNESS, Inc. and the Secured Party to U.S. Bank National Association. (Plymouth, MN)

         UCC-2 Fixture Financing Statement filed with Hennepin County, MN on July 18, 1996, as Document No. 1119101, executed by FCA, Ltd. in favor of First Bank National Association, as amended by Document No. 1337675, dated March 18, 1999, amending the names of the Debtor to LIFE TIME FITNESS, Inc. and the Secured Party to U.S. Bank National Association. and as partial released by Document No. 1141820, dated November 19, 1999, releasing the Secured Party's security interest in personal property arising from Debtor's business operations on premises. (Plymouth, MN)

         UCC-2 Fixture Financing Statement filed with Hennepin County, MN on August 15, 1997, as Document No. 2836591, executed by FCA Real Estate Holdings, LLC, as debtor, in favor of First Bank National Association, as secured party. (Bloomington, MN)

         Combination Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated July 31, 1997, filed with Hennepin County, MN on August 15, 1997, as Document No. 2836589, executed by FCA Real Estate Holdings, LLC in favor of U.S. Bank National Association, f/k/a First Bank National Association; as amended by Amendment No. 1 to Combination Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated May 7, 1998, filed with Hennepin County, MN on October 14, 1998, as Document No. 3070344; as assigned by U.S. Bank National Association, f/k/a First Bank National Association, to U.S. Bank National Association, as Collateral Agent, according to the terms of the Assignment of Mortgage and Assignment of Leases and Rents dated July 17, 2000, filed with Hennepin County, MN on August 7, 2000, as Document No. 3303017; and as amended and restated by the Amended and Restated Combination Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated July 17, 2000, filed with Hennepin County, MN on August 7, 2000, as Document No. 3303018. (Bloomington, MN)

         Assignment of Leases and Rents dated July 31, 1997, filed with Hennepin County, MN on August 15, 1997, as Document No. 2836590, executed by FCA Real Estate Holdings LLC in favor of U.S. Bank National Association, f/k/a First Bank National Association; as amended by Amendment No. 1 to Assignment of Leases and Rents dated May 7, 1998, filed with Hennepin County, MN on October 14, 1998, as Document No. 3070345; as assigned by U.S. Bank National Association. f/k/a First Bank National Association, to U.S. Bank National Association, as Collateral Agent, according to the terms of the Assignment of Mortgage and Assignment of Leases and Rents dated July 17, 2000, filed with Hennepin County, MN on August 7, 2000, as Document No. 3303017; and as amended and restated by the Amended and Restated Assignment of Leases and Rents dated July 17, 2000, filed with Hennepin County, MN on August 7, 2000, as Document No. 3303019. (Bloomington, MN)

         UCC-2 Fixture Financing Statement filed with Hennepin County, MN on December 4, 1997, as Document No. 2867079, executed by FCA, Ltd., a Minnesota corporation, in favor of Antares Leveraged Capital Corporation, as amended by Document No. 3228948, dated November 29, 1999, amending the names of the Debtor to Life Time Fitness, Inc. and the Secured Party to Antares Capital Corporation, as agent. (Bloomington, MN)

                                     5.1-19

         Open-End Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement dated March 3, 1999, filed with Franklin County, OH on March 29, 1999, as Document No. 199903290076948, executed by FCA Real Estate Holdings, LLC, in favor of U.S. Bank National Association, as Collateral Agent. (Columbus, OH)

         Assignment of Leases and Rents dated March 3, 1999, filed with Franklin County, OH on March 29, 1999, as Document No. 199903290076951, executed by FCA Real Estate Holdings, LLC, in favor of U.S. Bank National Association, as Collateral Agent.(Columbus, OH)

         UCC-2 Fixture Financing Statement tiled with Franklin County, OH on March 12, 1999, as Document No. 199903120061868, executed by FCA Real Estate Holdings, LLC, in favor of U.S. Bank National Association, as Collateral Agent. (Columbus, OH)

         UCC-2 Fixture Financing Statement filed with Hennepin County, MN on April 5, 1999, as Document No. 3141607, executed by LIFE TIME FITNESS, Inc., in favor of U.S. Bank National Association. (Plymouth, MN)

         UCC-2 Fixture Financing Statement filed with Franklin County, OH on November 16, 1999, as Document No. 199911160285722, executed by LIFE TIME FITNESS, Inc,. in favor of Antares Capital Corporation, as Agent. (Columbus, OH)

         UCC-2 Fixture Financing Statement filed with Marion County, IN on November 16, 1999, as Document No. 8109, executed by LIFE TIME FITNESS, Inc., in favor of Antares Capital Corporation, as Agent. (Indianapolis,
         IN)

         UCC-2 Fixture Financing Statement filed with Ramsey County, MN on November 16, 1999, as Document No. 3286457, executed by LIFE TIME FITNESS, Inc., in favor of Antares Capital Corporation, as Agent. (St. Paul, MN)

         UCC-2 Fixture Financing Statement filed with Hennepin county, MN on November 18, 1999, as Document No. 3226553, executed by LIFE TIME FITNESS, Inc., in favor of Antares Capital Corporation, as Agent. (Bloomington, MN)

         UCC-2 Fixture Financing Statement filed with Anoka County, MN on December 23, 1999, as Document No. 14767520, executed by LIFE TIME FITNESS, Inc., in favor of Antares Capital Corporation, as Agent. (Coon Rapids, MN)

         UCC-2 Fixture Financing Statement filed with Hennepin County, MN on January 26, 2000, as Document No. 7249995, executed by FCA Restaurant Holdings, LLC, in favor of Antares Capital Corporation, as Agent. (Minneapolis, MN)

         Mortgage, dated June 14, 2001, filed with McHenry County, IL on _____, 2001, as Document No. _____, executed by FCA Real Estate Holdings, LLC, in favor of U.S. Bank National Association, as Collateral Agent. (Algonquin, IL)

         Assignment of Leases, dated June 14, 2001, filed with McHenry County, IL on _____, 2001, as Document No. _______, executed by FCA Real Estate Holdings, LLC, in favor of U.S. Bank National Association, as Collateral Agent. (Algonquin. IL)

         UCC-2 Fixture Financing Statement, dated June 14, 2001, filed with McHenry County, IL on ___________, 2001, as Document No. ________, executed by FCA Real Estate Holdings, LLC, in favor of U.S. Bank National Association, as Collateral Agent. (Algonquin, IL)

         Mortgage, dated June 14, 2001, filed with Oakland County, MI, on ________, 2001, as Document No. ________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Troy, MI)

         Second Mortgage, dated June 14, 2001, filed with Oakland County, MI on _________, 2001, as Document No. _________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Troy, MI)

         Assignment of Leases, dated June 14, 2001, filed with Oakland County, MI on __________, 2001, as Document No. ________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Troy, MI)

                                     5.1-20

         Second Assignment of Leases, dated June 14, 2001, filed with Oakland County, MI on _______, 2001, as Document No. ________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Troy, MI)

         UCC-2 Fixture Financing Statement filed with Oakland County, MI on _______, 2001, as Document No. _______, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Troy and Novi, MI)

         Mortgage, dated June 14, 2001, filed with Oakland County, MI on ____________, 2001, as Document No. _________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Novi, MI)

         Second Mortgage, dated June 14, 2001, filed with Oakland County, MI on ___________, 2001, as Document No. ________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Novi, MI)

         Assignment of Leases, dated June 14, 2001, filed with Oakland County, MI on __________, 2001, as Document No. _________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Novi, MI)

         Second Assignment of Leases, dated June 14, 2001, filed with Oakland County, MI on ____________, 2001, as Document No. __________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America.(Novi, MI)

         Mortgage, dated June 14, 2001, filed with Macomb County, Ml on __________, 2001, as Document No. _________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Shelby, MI)

         Second Mortgage, dated June 14, 2001, filed with Macomb County, MI on __________, 2001, as Document No. _________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Shelby, MI)

         Assignment of Leases, dated June 14, 2001, filed with Macomb County, MI, on __________, 2001, as Document No. ________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Shelby, MI)

         Second Assignment of Leases, dated June 14, 2001, filed with Macomb County, MI on ___________, 2001, as Document No. ________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America.(Shelby, MI)

         UCC-2 Fixture Financing Statement filed with Macomb County, MI on _________, 2001, as Document No. _________, executed by LTF Michigan Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Shelby, MI)

         Mortgage, dated June 14, 2001, filed with Dakota County, MN on ___________, 2001, as Document No. _______, executed by LTF Minnesota Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Eagan, MN)

         Second Mortgage, dated June 14, 2001, filed with Dakota County, MN on ___________, 2001, as Document No. _________, executed by LTF Minnesota Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Eagan, MN)

         Assignment of Leases, dated June 14, 2001, filed with Dakota County, MN on _____________, 2001, as Document No. _________, executed by LTF
         Minnesota Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Eagan, MN)

         Second Assignment of Leases, dated June 14, 2001, filed with Dakota County, MN on _________, 2001, as Document No. __________, executed by LTF Minnesota Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America.(Eagan, MN)

                                     5.1-21

         UCC-2 Fixture Financing Statement filed with Dakota County, MN on ____________, 2001, as Document No. ________, executed by LTF Minnesota Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Eagan, MN)

         Mortgage, dated June 14, 2001, filed with Marion County, IN on _____________, 2001, as Document No. ________, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Indianapolis, IN)

         Second Mortgage, dated June 14, 2001, filed with Marion County, IN on ___________, 2001, as Document No. _________, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Indianapolis, IN)

         Assignment of Leases, dated June 14, 2001, filed with Marion County, IN on _____________, 2001, as Document No. ________, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Indianapolis, IN)

         Second Assignment of Leases, dated June 14, 2001, filed with Marion County, IL on ______________, 2001, as Document No. _______, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America.(Indianapolis, IN)

         UCC-2 Fixture Financing Statement filed with Marion County, IN on ____________, 2001, as Document No. _______, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Indianapolis, IN)

         Mortgage, dated June 14, 2001, filed with Fairfax County, VA on ___________, 2001, as Document No. _______, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Centreville, VA)

         Second Mortgage, dated June 14, 2001, filed with Fairfax County, VA on ______________, 2001. as Document No. _______, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Centreville, VA)

         Assignment of Leases, dated June 14, 2001, filed with Fairfax County, VA on _____________, 2001, as Document No. ________, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Centreville, VA)

         Second Assignment of Leases, dated June 14, 2001, filed with Fairfax County, VA on __________, 2001, as Document No. _______, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America.(Centreville, VA)

         UCC-2 Fixture Financing Statement filed with Fairfax County, VA on ____________, 2001, as Document No. ________, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Centreville, VA)

         Mortgage, dated June 14, 2001, filed with Cook County, IL on _______________, 2001, as Document No. ______, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Schaumburg, IL)

         Second Mortgage, dated June 14, 2001, filed with Cook County, IL on __________, 2001, as Document No. _______, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Schaumburg, IL)

         Assignment of Leases, dated June 14, 2001, filed with Cook County, IL on _______________, 2001, as Document No. __________, executed by LTF
         USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Schaumburg, IL)

         Second Assignment of Leases, dated June 14, 2001, filed with Cook County, IL on _____________, 2001, as Document No. _____, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Schaumburg, IL)

                                     5.1-22

         UCC-2 Fixture Financing Statement filed with Cook County, IL on ____________, 2001, as Document No. ________, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Schaumburg. IL)

         Mortgage, dated June 14, 2001, filed with DuPage County, IL on ________________, 2001, as Document No. _________, executed by LTF USA
         Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Warrenville, IL)

         Second Mortgage, dated June 14, 2001, filed with DuPage County, IL on _______________, 2001, as Document No. _________, executed by LTF USA
         Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Warrenville, IL)

         Assignment of Leases, dated June 14, 2001, filed with DuPage County, IL on _______________, 2001, as Document No. _______, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Warrenville, IL)

         Second Assignment of Leases, dated June 14, 2001, filed with DuPage County, IL on __________, 2001, as Document No. _________, executed by LTF USA Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America.(Warrenville, IL)

         UCC-2 Fixture Financing Statement filed with DuPage County, IL on ______________, 2001, as Document No. _________, executed by LTF USA
         Real Estate, LLC, in favor of Teachers Insurance and Annuity Association of America. (Warrenville, IL)

C. OTHER.

         Antares Leveraged Capital Corp. has a security interest in the Company's intellectual property and provides for a pledge of the Company's interest in LIFE TIME Kids, Inc., FCA Real Estate Holdings, LLC, FCA Restaurant Holdings, LLC and FCA Construction Holdings, LLC.

         In connection with the Company's Guaranty of Bloomingdale Revenue Bonds, the Company has pledged its interests in Bloomingdale LIFE TIME Fitness, L.L.C. to secure the borrower's obligations under the bonds.

         In connection with FCA Restaurant Holdings, LLC's lease of the Minneapolis LIFETIME Athletic Club Restaurant Space, the Company has made a Guaranty, dated September 19, 1999, to 679 Third Street Investors Company, as landlord of such space.

         In connection with the mortgage loan financing of Teachers Insurance and Annuity Association of America, the Company has made a Guaranty, dated June 14, 2001, to Teachers Insurance and Annuity Association of America of the representations made by LTF Michigan Real Estate, LLC, LTF Minnesota Real Estate, LLC and LTF USA Real Estate, LLC regarding such financing.

         In connection with the mortgage loan financing of Teachers Insurance and Annuity Association of America, LTF Real Estate Holdings, LLC has made a Guaranty, dated June 14, 2001, to Teachers Insurance and Annuity Association of America of the representations made by LTF Michigan Real Estate, LLC, LTF Minnesota Real Estate, LLC and LTF USA Real Estate, LLC regarding such financing.

         In connection with the mortgage loan financing of Teachers Insurance and Annuity Association of America, LTF Michigan Real Estate, LLC has made a Guaranty, dated June 14, 2001, to Teachers Insurance and Annuity Association of America of the indebtedness of LTF Minnesota Real Estate, LLC and LTF USA Real Estate, LLC incurred as a result of financing.

         In connection with the mortgage loan financing of Teachers Insurance and Annuity Association of America, LTF Minnesota Real Estate, LLC has made a Guaranty, dated June 14, 2001, to Teachers Insurance and Annuity Association of America of the indebtedness of LTF Michigan Real Estate, LLC and LTF USA Real Estate, LLC incurred as a result of such financing.

         In connection with the mortgage loan financing of Teachers Insurance and Annuity Association of America, LTF USA Real Estate, LLC has made a Guaranty, dated June 14, 2001, to Teachers Insurance and Annuity Association of

                                     5.1-23

         America of the promissory notes made by LTF Michigan Real Estate, LLC and LTF Minnesota Real Estate, LLC incurred as a result of such financing.

                                     5.1-24

                                  SCHEDULE 5.5
                                  INDEBTEDNESS

(Balances as of June 14, 2001)

      DESCRIPTION               LENDER                  DESCRIPTION              TOTAL
---------------------    ---------------------    ------------------------   --------------
Mtg. Note Payable        U.S. Bank                Algonquin, IL              $   9,598,433
Mtg. Note Payable        U.S. Bank                Algonquin, IL              $   3,387,794
Mtg. Note Payable        Teachers Insurance       Eagan, MN                  $   4,550,000
Mtg. Note Payable        Teachers Insurance       Troy, MI                   $  10,949,541
Mtg. Note Payable        Teachers Insurance       Novi, MI                   $   9,710,019
Mtg. Note Payable        Teachers Insurance       Shelby, MI                 $  10,143,440
Mtg. Note Payable        Teachers Insurance       Indianapolis, IN           $   9,049,000
Mtg. Note Payable        Teachers Insurance       Centreville, VA            $   9,344,000
Mtg. Note Payable        Teachers Insurance       Schaumburg, IL             $  12,149,062
Mtg. Note Payable        Teachers Insurance       Warrenville, IL            $  13,723,938
Revolver Note Payable    Antares Capital Corp.    Revolving Line of Credit   $  19,943,899

(Balances as of May 31, 2001)

      DESCRIPTION               LENDER             DESCRIPTION               TOTAL
-----------------------    -----------------    ----------------------   ------------
Bldg. Mtg. Note Payable    U.S. Bank            Plymouth, MN             $  3,516,566
Mtg. Note Payable          U.S. Bank            Bloomington, MN          $  1,591,960
Mtg. Note Payable          U.S. Bank            Columbus, OH             $  4,573,649
Lease Schedule - Master    Carlton Financial    Equipment                $        578
Lease Schedule #1          Carlton Financial    Equipment                $        455
Lease Schedule #2          Carlton Financial    Equipment                $     23,796
Lease Schedule #4          Carlton Financial    Leasehold Improvements   $     98,688
Lease Schedule #6          Carlton Financial    Leasehold Improvements   $     44,173
Lease Schedule #12         Carlton Financial    Equipment                $    175,392
Lease Schedule #13         Carlton Financial    Equipment                $     65,620
Lease Schedule #14         Carlton Financial    Leasehold Improvements   $     10,430
Lease Schedule #15         Carlton Financial    Equipment                $    135,359
Lease Schedule #16         Carlton Financial    Equipment                $    646,472
Lease Schedule #17         Carlton Financial    Leasehold Improvements   $     20,394
Lease Schedule #18         Carlton Financial    Equipment                $    290,215
Lease Schedule #19         Carlton Financial    Equipment                $    115,266
Lease Schedule #20         Carlton Financial    Equipment                $     82,448
Lease Schedule #21         Carlton Financial    Equipment                $    240,400
Lease Schedule #22         Carlton Financial    Equipment                $    154,241
Lease Schedule #23         Carlton Financial    Equipment                $     77,144
Lease Schedule #24         Carlton Financial    Equipment                $     86,214
Lease Schedule #25         Carlton Financial    Equipment                $     24,202
Lease Schedule #26         Carlton Financial    Equipment                $     91,130
Lease Schedule #27         Carlton Financial    Equipment                $     57,197
Lease Schedule #28         Carlton Financial    Equipment                $    347,003
Lease Schedule #29         Carlton Financial    Equipment                $    335,970
Lease Schedule #30         Carlton Financial    Equipment                $    123,341
Lease Schedule #31         Carlton Financial    Equipment                $    424,252
Lease Schedule #32         Carlton Financial    Equipment                $    147,579
Lease Schedule #33         Carlton Financial    Equipment                $    228,017
Lease Schedule #34         Carlton Financial    Equipment                $    259,556
Lease Schedule #35         Carlton Financial    Equipment                $    197,188
Lease Schedule #36         Carlton Financial    Equipment                $    167,377
Lease Schedule #37         Carlton Financial    Equipment                $    179,210
Lease Schedule #38         Carlton Financial    Equipment                $    923,766
Lease Schedule #39         Carlton Financial    Equipment                $    273,674
Lease Schedule #40         Carlton Financial    Equipment                $    329,920
Lease Schedule #41         Carlton Financial    Equipment                $    273,376

                                     5.5-1

   DESCRIPTION             LENDER          DESCRIPTION        TOTAL
------------------    -----------------    ------------   --------------
Lease Schedule #42    Carlton Financial     Equipment     $    712,521
Lease Schedule #43    Carlton Financial     Equipment     $    146,283
Lease Schedule #44    Carlton Financial     Equipment     $    724,954
Lease Schedule #45    Carlton Financial     Equipment     $    264,584
Lease Schedule #46    Carlton Financial     Equipment     $    135,924
Lease Schedule #47    Carlton Financial     Equipment     $    274,805
Lease Schedule #48    Carlton Financial     Equipment     $    283,182
Lease Schedule #49    Carlton Financial     Equipment     $    482,727
Lease Schedule #50    Carlton Financial     Equipment     $     97,993
Lease Schedule #51    Carlton Financial     Equipment     $    149,080
Lease Schedule #52    Carlton Financial     Equipment     $    267,593
Lease Schedule #53    Carlton Financial     Equipment     $    839,208
Lease Schedule #54    Carlton Financial     Equipment     $    163,414
Lease Schedule #55    Carlton Financial     Equipment     $    115,736
Lease Schedule #56    Carlton Financial     Equipment     $    232,233
Lease Schedule #57    Carlton Financial     Equipment     $    166,318
Lease Schedule #58    Carlton Financial     Equipment     $    268,108
Lease Schedule #59    Carlton Financial     Equipment     $     65,593
Lease Schedule #60    Carlton Financial     Equipment     $    162,730
Lease Schedule #61    Carlton Financial     Equipment     $    560,110
Lease Schedule #62    Carlton Financial     Equipment     $    452,411
Lease Schedule #63    Carlton Financial     Equipment     $    463,615
Lease Schedule #64    Carlton Financial     Equipment     $    111,543
Lease Schedule #65    Carlton Financial     Equipment     $    222,037
Lease Schedule #66    Carlton Financial     Equipment     $    268,265
Lease Schedule #67    Carlton Financial     Equipment     $    198,305
Lease Schedule #68    Carlton Financial     Equipment     $    168,089
Lease Schedule #69    Carlton Financial     Equipment     $    379,925
Lease Schedule #70    Carlton Financial     Equipment     $    363,822
Lease Schedule #71    Carlton Financial     Equipment     $     84,008
Lease Schedule #72    Carlton Financial     Equipment     $  1,053,089
Lease Schedule #73    Carlton Financial     Equipment     $    244,112
Lease Schedule #74    Carlton Financial     Equipment     $    159,957
Lease Schedule #75    Carlton Financial     Equipment     $    500,040
Lease Schedule #76    Carlton Financial     Equipment     $    137,796
Lease Schedule #77    Carlton Financial     Equipment     $     73,055
Lease Schedule #78    Carlton Financial     Equipment     $     58,334
Lease Schedule #79    Carlton Financial     Equipment     $     94,784
Lease Schedule #80    Carlton Financial     Equipment     $    161,727
Lease Schedule #81    Carlton Financial     Equipment     $    507,042
Lease Schedule #82    Carlton Financial     Equipment     $    473,595
Lease Schedule #83    Carlton Financial     Equipment     $    415,895
Lease Schedule #84    Carlton Financial     Equipment     $    532,861
Lease Schedule #85    Carlton Financial     Equipment     $    537,788
Lease Schedule #86    Carlton Financial     Equipment     $    346,251
Lease Schedule #87    Carlton Financial     Equipment     $    533,571
Lease Schedule #88    Carlton Financial     Equipment     $    281,182
Lease Schedule #89    Carlton Financial     Equipment     $    528,404
Lease Schedule #90    Carlton Financial     Equipment     $    358,226
Lease Schedule #91    Carlton Financial     Equipment     $    117,521
Lease Schedule #92    Carlton Financial     Equipment     $    145,513
Lease Schedule #93    Carlton Financial     Equipment     $    568,664
Lease Schedule #94    Carlton Financial     Equipment     $    468,017
Lease Schedule #95    Carlton Financial     Equipment     $    348,870
Lease Schedule #96    Carlton Financial     Equipment     $    201,395
Lease Schedule #97    Carlton Financial     Equipment     $    133,990
Lease Schedule #98    Carlton Financial     Equipment     $    198,690
Lease Schedule #99    Carlton Financial     Equipment     $    207,465

                                     5.5-2

      DESCRIPTION               LENDER             DESCRIPTION           TOTAL
-----------------------    -----------------    ------------------    --------------
Lease Schedule #100        Carlton Financial    Equipment             $   747,636
Lease Schedule #101        Carlton Financial    Equipment             $   286,540
Lease Schedule #102        Carlton Financial    Equipment             $   549,205
Lease Schedule #103        Carlton Financial    Equipment             $   532,867
Lease Schedule #104        Carlton Financial    Equipment             $   200,216
Lease Schedule #105        Carlton Financial    Equipment             $   504,007
Lease Schedule #106        Carlton Financial    Equipment             $   871,550
Lease Schedule - Master    Dell Financial       Computer Equipment    $     9,355
Lease Schedule #3          Dell Financial       Computer Equipment    $    12,565
Lease Schedule #5          Dell Financial       Computer Equipment    $     1,200
Lease Schedule #6          Dell Financial       Computer Equipment    $     1,854
Lease Schedule #7          Dell Financial       Computer Equipment    $     1,771
Lease Schedule #8          Dell Financial       Computer Equipment    $       368
Lease Schedule #9          Dell Financial       Computer Equipment    $     4,808
Lease Schedule #10         Dell Financial       Computer Equipment    $    13,656
Lease Schedule #11         Dell Financial       Computer Equipment    $       918
Lease Schedule #12         Dell Financial       Computer Equipment    $     3,848
Lease Schedule #13         Dell Financial       Computer Equipment    $     4,890
Lease Schedule #14         Dell Financial       Computer Equipment    $     5,290
Lease Schedule #15         Dell Financial       Computer Equipment    $     2,380
Lease Schedule #16         Dell Financial       Computer Equipment    $     3,575
Lease Schedule #17         Dell Financial       Computer Equipment    $     3,843
Lease Schedule #19         Dell Financial       Computer Equipment    $     5,691
Lease Schedule #20         Dell Financial       Computer Equipment    $     9,614
Lease Schedule #21         Dell Financial       Computer Equipment    $     7,845
Lease Schedule #22         Dell Financial       Computer Equipment    $    15,022
Lease Schedule #23         Dell Financial       Computer Equipment    $     6,193
Lease Schedule #25         Dell Financial       Computer Equipment    $    32,465
Lease Schedule #28         Dell Financial       Computer Equipment    $     1,946
Lease Schedule #29         Dell Financial       Computer Equipment    $     6,924
Lease Schedule #30         Dell Financial       Computer Equipment    $     6,956
Lease Schedule #31         Dell Financial       Computer Equipment    $    13,970
Lease Schedule #32         Dell Financial       Computer Equipment    $     7,094
Lease Schedule #33         Dell Financial       Computer Equipment    $    25,038
Lease Schedule #35         Dell Financial       Computer Equipment    $    81,514
Lease Schedule #36         Dell Financial       Computer Equipment    $    11,681
Lease Schedule #37         Dell Financial       Computer Equipment    $     5,129
Lease Schedule #38         Dell Financial       Computer Equipment    $    11,986
Lease Schedule #40         Dell Financial       Computer Equipment    $     6,335
Lease Schedule #41         Dell Financial       Computer Equipment    $    34,256
Lease Schedule #43         Dell Financial       Computer Equipment    $    11,506
Lease Schedule #45         Dell Financial       Computer Equipment    $     3,029
Lease Schedule #46         Dell Financial       Computer Equipment    $    21,571
Lease Schedule #47         Dell Financial       Computer Equipment    $     5,566
Lease Schedule #48         Dell Financial       Computer Equipment    $     2,437
Lease Schedule #49         Dell Financial       Computer Equipment    $    19,716
Lease Schedule #50         Dell Financial       Computer Equipment    $     7,866
Lease Schedule #51         Dell Financial       Computer Equipment    $    12,606
Lease Schedule #52         Dell Financial       Computer Equipment    $     8,565
Lease Schedule #53         Dell Financial       Computer Equipment    $    17,779
Lease Schedule #55         Dell Financial       Computer Equipment    $    17,040
Lease Schedule #56         Dell Financial       Computer Equipment    $     5,616
Lease Schedule #305        Dell Financial       Computer Equipment    $       151
Lease Schedule #401        Dell Financial       Computer Equipment    $       122
Lease Schedule #500        Dell Financial       Computer Equipment    $    59,432
Lease Schedule #501        Dell Financial       Computer Equipment    $    21,532
Lease Schedule #502        Dell Financial       Computer Equipment    $    26,126
Lease Schedule #503        Dell Financial       Computer Equipment    $    51,825

                                     5.5-3

   DESCRIPTION             LENDER                  DESCRIPTION                 TOTAL
--------------------    --------------    -----------------------------    --------------

Lease Schedule #504     Dell Financial    Computer Equipment               $    61,797
Lease Schedule #505     Dell Financial    Computer Equipment               $    52,521
Lease Schedule #506     Dell Financial    Computer Equipment               $     2,285
Lease Schedule #507     Dell Financial    Computer Equipment               $    37,088
Lease Schedule #508     Dell Financial    Computer Equipment               $    40,326
Lease Schedule #509     Dell Financial    Computer Equipment               $    71,138
Lease Schedule #510     Dell Financial    Computer Equipment               $    11,925
Lease Schedule #800     Dell Financial    Computer Equipment               $       861
Lease Schedule #801     Dell Financial    Computer Equipment               $     2,739
Lease Schedule #802     Dell Financial    Computer Equipment               $       292
Lease Schedule #803     Dell Financial    Computer Equipment               $         8
Lease Schedule #804     Dell Financial    Computer Equipment               $        49
Lease Schedule #805     Dell Financial    Computer Equipment               $        56
Lease Schedule #806     Dell Financial    Computer Equipment               $        77
Lease Schedule #807     Dell Financial    Computer Equipment               $        60
Lease Schedule #808     Dell Financial    Computer Equipment               $       110
Lease Schedule #810     Dell Financial    Computer Equipment               $        11
Lease Schedule #814     Dell Financial    Computer Equipment               $        66
Lease Schedule #001R    Farnam Street     Computer and Teleco Equipment    $   190,687

Lease of Aircraft, dated April 11, 2000, between Windsor Aviation and the
Company.

Master Lease Agreement #12099901 between the Company and Community First Leasing Services, inc., a division of Carlton Financial Corp. dated December 9, 1999.

                                     5.5-4

                                  SCHEDULE 5.9
                             CONTINGENT OBLIGATIONS

1. Guaranty by LIFE TIME FITNESS, Inc., dated September 19, 1999, to 679 Third Street Investors Company in connection with FCA Restaurant Holdings, LLC's lease of Minneapolis LIFE TIME Athletic Club Restaurant Space.

2. Guaranty by LIFE TIME FITNESS, Inc., dated June 7, 2000, to American National Bank and Trust of Chicago in connection with the Bloomingdale Revenue Bonds.

3. Guaranty by LIFE TIME FITNESS, Inc., dated June 14, 2001, to Teachers Insurance and Annuity Association of America of the representations made by LTF Michigan Real Estate, LLC, LTF Minnesota Real Estate, LLC and LTF USA Real Estate, LLC in connection with the Teachers Insurance and Annuity Association of America mortgage loan financing.

4. Guaranty by LTF Real Estate Holdings, LLC, dated June 14, 2001, to Teachers Insurance and Annuity Association of America of the representations made by LTF Michigan Real Estate, LLC, LTF Minnesota Real Estate, LLC and LTF USA Real Estate, LLC in connection with the Teachers Insurance and Annuity Association of America mortgage loan financing.

5. Guaranty by LTF Michigan Real Estate, LLC, dated June 14, 2001, to Teachers Insurance and Annuity Association of America of the indebtedness by LTF Minnesota Real Estate, LLC and LTF USA Real Estate, LLC in connection with the Teachers Insurance and Annuity Association of America mortgage loan financing.

6. Guaranty by LTF Minnesota Real Estate, LLC, dated June 14, 2001, to Teachers Insurance and Annuity Association of America of the indebtedness of LTF Michigan Real Estate, LLC and LTF USA Real Estate, LLC in connection with the Teachers Insurance and Annuity Association of America mortgage loan financing.

7. Guaranty by LTF USA Real Estate, LLC, dated June 14, 2001, to Teachers Insurance and Annuity Association of America of the indebtedness of LTF Michigan Real Estate, LLC and LTF Minnesota Real Estate, LLC in connection with the Teachers Insurance and Annuity Association of America mortgage loan financing.

8. Operating Agreement of LIFE TIME, BSC Land, DuPage Health Services Fitness Center - Bloomingdale, L.L.C., dated December 1, 1999, by and among LIFE TIME FITNESS, Inc., Bloomingdale Sports Center Land Company, and Central DuPage Health.

                                     5.9-1

                                  SCHEDULE 9.21
                                LEASED EQUIPMENT

The following is a listing of all leases of personal property involving payment remaining to or from the Company:

(Balances as of May 31, 2001)

     DESCRIPTION                LENDER               DESCRIPTION              TOTAL
-----------------------    -----------------    ----------------------     ------------
Lease Schedule - Master    Carlton Financial    Equipment                  $        578
Lease Schedule #1          Carlton Financial    Equipment                  $        455
Lease Schedule #2          Carlton Financial    Equipment                  $     23,796
Lease Schedule #4          Carlton Financial    Leasehold Improvements     $     98,688
Lease Schedule #6          Carlton Financial    Leasehold Improvements     $     44,173
Lease Schedule #12         Carlton Financial    Equipment                  $    175,392
Lease Schedule #13         Carlton Financial    Equipment                  $     65,620
Lease Schedule #14         Carlton Financial    Leasehold Improvements     $     10,430
Lease Schedule #15         Carlton Financial    Equipment                  $    135,359
Lease Schedule #16         Carlton Financial    Equipment                  $    646,472
Lease Schedule #17         Carlton Financial    Leasehold Improvements     $     20,394
Lease Schedule #18         Carlton Financial    Equipment                  $    290,215
Lease Schedule #19         Carlton Financial    Equipment                  $    115,266
Lease Schedule #20         Carlton Financial    Equipment                  $     82,448
Lease Schedule #21         Carlton Financial    Equipment                  $    240,400
Lease Schedule #22         Carlton Financial    Equipment                  $    154,241
Lease Schedule #23         Carlton Financial    Equipment                  $     77,144
Lease Schedule #24         Carlton Financial    Equipment                  $     86,214
Lease Schedule #25         Carlton Financial    Equipment                  $     24,202
Lease Schedule #26         Carlton Financial    Equipment                  $     91,130
Lease Schedule #27         Carlton Financial    Equipment                  $     57,197
Lease Schedule #28         Carlton Financial    Equipment                  $    347,003
Lease Schedule #29         Carlton Financial    Equipment                  $    335,970
Lease Schedule #30         Carlton Financial    Equipment                  $    123,341
Lease Schedule #31         Carlton Financial    Equipment                  $    424,252
Lease Schedule #32         Carlton Financial    Equipment                  $    147,579
Lease Schedule #33         Carlton Financial    Equipment                  $    228,017
Lease Schedule #34         Carlton Financial    Equipment                  $    259,556
Lease Schedule #35         Carlton Financial    Equipment                  $    197,188
Lease Schedule #36         Carlton Financial    Equipment                  $    167,377
Lease Schedule #37         Carlton Financial    Equipment                  $    179,210
Lease Schedule #38         Carlton Financial    Equipment                  $    923,766
Lease Schedule #39         Carlton Financial    Equipment                  $    273,674
Lease Schedule #40         Carlton Financial    Equipment                  $    329,920
Lease Schedule #41         Carlton Financial    Equipment                  $    273,376
Lease Schedule #42         Carlton Financial    Equipment                  $    712,521
Lease Schedule #43         Carlton Financial    Equipment                  $    146,283
Lease Schedule #44         Carlton Financial    Equipment                  $    724,954
Lease Schedule #45         Carlton Financial    Equipment                  $    264,584
Lease Schedule #46         Carlton Financial    Equipment                  $    135,924
Lease Schedule #47         Carlton Financial    Equipment                  $    274,805
Lease Schedule #48         Carlton Financial    Equipment                  $    283,182
Lease Schedule #49         Carlton Financial    Equipment                  $    482,727
Lease Schedule #50         Carlton Financial    Equipment                  $     97,993
Lease Schedule #51         Carlton Financial    Equipment                  $    149,080
Lease Schedule #52         Carlton Financial    Equipment                  $    267,593
Lease Schedule #53         Carlton Financial    Equipment                  $    839,208
Lease Schedule #54         Carlton Financial    Equipment                  $    163,414
Lease Schedule #55         Carlton Financial    Equipment                  $    115,736

                                    9.21-1

     DESCRIPTION                LENDER             DESCRIPTION           TOTAL
-----------------------    -----------------    ------------------    ------------
Lease Schedule #56         Carlton Financial    Equipment             $    232,233
Lease Schedule #57         Carlton Financial    Equipment             $    166,318
Lease Schedule #58         Carlton Financial    Equipment             $    268,108
Lease Schedule #59         Carlton Financial    Equipment             $     65,593
Lease Schedule #60         Carlton Financial    Equipment             $    162,730
Lease Schedule #61         Carlton Financial    Equipment             $    560,110
Lease Schedule #62         Carlton Financial    Equipment             $    452,411
Lease Schedule #63         Carlton Financial    Equipment             $    463,615
Lease Schedule #64         Carlton Financial    Equipment             $    111,543
Lease Schedule #65         Carlton Financial    Equipment             $    222,037
Lease Schedule #66         Carlton Financial    Equipment             $    268,265
Lease Schedule #67         Carlton Financial    Equipment             $    198,305
Lease Schedule #68         Carlton Financial    Equipment             $    168,089
Lease Schedule #69         Carlton Financial    Equipment             $    379,925
Lease Schedule #70         Carlton Financial    Equipment             $    363,822
Lease Schedule #71         Carlton Financial    Equipment             $     84,008
Lease Schedule #72         Carlton Financial    Equipment             $  1,053,089
Lease Schedule #73         Carlton Financial    Equipment             $    244,112
Lease Schedule #74         Carlton Financial    Equipment             $    159,957
Lease Schedule #75         Carlton Financial    Equipment             $    500,040
Lease Schedule #76         Carlton Financial    Equipment             $    137,796
Lease Schedule #77         Carlton Financial    Equipment             $     73,055
Lease Schedule #78         Carlton Financial    Equipment             $     58,334
Lease Schedule #79         Carlton Financial    Equipment             $     94,784
Lease Schedule #80         Carlton Financial    Equipment             $    161,727
Lease Schedule #81         Carlton Financial    Equipment             $    507,042
Lease Schedule #82         Carlton Financial    Equipment             $    473,595
Lease Schedule #83         Carlton Financial    Equipment             $    415,895
Lease Schedule #84         Carlton Financial    Equipment             $    532,861
Lease Schedule #85         Carlton Financial    Equipment             $    537,788
Lease Schedule #86         Carlton Financial    Equipment             $    346,251
Lease Schedule #87         Carlton Financial    Equipment             $    533,571
Lease Schedule #88         Carlton Financial    Equipment             $    281,182
Lease Schedule #89         Carlton Financial    Equipment             $    528,404
Lease Schedule #90         Carlton Financial    Equipment             $    358,226
Lease Schedule #91         Carlton Financial    Equipment             $    117,521
Lease Schedule #92         Carlton Financial    Equipment             $    145,513
Lease Schedule #93         Carlton Financial    Equipment             $    568,664
Lease Schedule #94         Carlton Financial    Equipment             $    468,017
Lease Schedule #95         Carlton Financial    Equipment             $    348,870
Lease Schedule #96         Carlton Financial    Equipment             $    201,395
Lease Schedule #97         Carlton Financial    Equipment             $    133,990
Lease Schedule #98         Carlton Financial    Equipment             $    198,690
Lease Schedule #99         Carlton Financial    Equipment             $    207,465
Lease Schedule #100        Carlton Financial    Equipment             $    747,636
Lease Schedule #101        Carlton Financial    Equipment             $    286,540
Lease Schedule #102        Carlton Financial    Equipment             $    549,205
Lease Schedule #103        Carlton Financial    Equipment             $    532,867
Lease Schedule #104        Carlton Financial    Equipment             $    200,216
Lease Schedule #105        Carlton Financial    Equipment             $    504,007
Lease Schedule #106        Carlton Financial    Equipment             $    871,550
Lease Schedule - Master    Dell Financial       Computer Equipment    $      9,355
Lease Schedule #3          Dell Financial       Computer Equipment    $     12,565
Lease Schedule #5          Dell Financial       Computer Equipment    $      1,200
Lease Schedule #6          Dell Financial       Computer Equipment    $      1,854
Lease Schedule #7          Dell Financial       Computer Equipment    $      1,771
Lease Schedule #8          Dell Financial       Computer Equipment    $        368
Lease Schedule #9          Dell Financial       Computer Equipment    $      4,808

                                     9.21-2

   DESCRIPTION             LENDER            DESCRIPTION           TOTAL
-------------------    --------------    ------------------     ------------
Lease Schedule #10     Dell Financial    Computer Equipment     $     13,656
Lease Schedule #11     Dell Financial    Computer Equipment     $        918
Lease Schedule #12     Dell Financial    Computer Equipment     $      3,848
Lease Schedule #13     Dell Financial    Computer Equipment     $      4,890
Lease Schedule #14     Dell Financial    Computer Equipment     $      5,290
Lease Schedule #15     Dell Financial    Computer Equipment     $      2,380
Lease Schedule #16     Dell Financial    Computer Equipment     $      3,575
Lease Schedule #17     Dell Financial    Computer Equipment     $      3,843
Lease Schedule #19     Dell Financial    Computer Equipment     $      5,691
Lease Schedule #20     Dell Financial    Computer Equipment     $      9,614
Lease Schedule #21     Dell Financial    Computer Equipment     $      7,845
Lease Schedule #22     Dell Financial    Computer Equipment     $     15,022
Lease Schedule #23     Dell Financial    Computer Equipment     $      6,193
Lease Schedule #25     Dell Financial    Computer Equipment     $     32,465
Lease Schedule #28     Dell Financial    Computer Equipment     $      1,946
Lease Schedule #29     Dell Financial    Computer Equipment     $      6,924
Lease Schedule #30     Dell Financial    Computer Equipment     $      6,956
Lease Schedule #31     Dell Financial    Computer Equipment     $     13,970
Lease Schedule #32     Dell Financial    Computer Equipment     $      7,094
Lease Schedule #33     Dell Financial    Computer Equipment     $     25,038
Lease Schedule #35     Dell Financial    Computer Equipment     $     81,514
Lease Schedule #36     Dell Financial    Computer Equipment     $     11,681
Lease Schedule #37     Dell Financial    Computer Equipment     $      5,129
Lease Schedule #38     Dell Financial    Computer Equipment     $     11,986
Lease Schedule #40     Dell Financial    Computer Equipment     $      6,335
Lease Schedule #41     Dell Financial    Computer Equipment     $     34,256
Lease Schedule #43     Dell Financial    Computer Equipment     $     11,506
Lease Schedule #45     Dell Financial    Computer Equipment     $      3,029
Lease Schedule #46     Dell Financial    Computer Equipment     $    521,571
Lease Schedule #47     Dell Financial    Computer Equipment     $      5,566
Lease Schedule #48     Dell Financial    Computer Equipment     $      2,437
Lease Schedule #49     Dell Financial    Computer Equipment     $     19,716
Lease Schedule #50     Dell Financial    Computer Equipment     $      7,866
Lease Schedule #51     Dell Financial    Computer Equipment     $     12,606
Lease Schedule #52     Dell Financial    Computer Equipment     $      8,565
Lease Schedule #53     Dell Financial    Computer Equipment     $     17,779
Lease Schedule #55     Dell Financial    Computer Equipment     $     17,040
Lease Schedule #56     Dell Financial    Computer Equipment     $      5,616
Lease Schedule #305    Dell Financial    Computer Equipment     $        151
Lease Schedule #401    Dell Financial    Computer Equipment     $        122
Lease Schedule #500    Dell Financial    Computer Equipment     $     59,432
Lease Schedule #501    Dell Financial    Computer Equipment     $     21,532
Lease Schedule #502    Dell Financial    Computer Equipment     $     26,126
Lease Schedule #503    Dell Financial    Computer Equipment     $     51,825
Lease Schedule #504    Dell Financial    Computer Equipment     $     61,797
Lease Schedule #505    Dell Financial    Computer Equipment     $     52,521
Lease Schedule #506    Dell Financial    Computer Equipment     $      2,285
Lease Schedule #507    Dell Financial    Computer Equipment     $     37,088
Lease Schedule #508    Dell Financial    Computer Equipment     $     40,326
Lease Schedule #509    Dell Financial    Computer Equipment     $     71,138
Lease Schedule #510    Dell Financial    Computer Equipment     $     11,925
Lease Schedule #800    Dell Financial    Computer Equipment     $        861
Lease Schedule #801    Dell Financial    Computer Equipment     $      2,739
Lease Schedule #802    Dell Financial    Computer Equipment     $        292
Lease Schedule #803    Dell Financial    Computer Equipment     $          8
Lease Schedule #804    Dell Financial    Computer Equipment     $         49
Lease Schedule #805    Dell Financial    Computer Equipment     $         56
Lease Schedule #806    Dell Financial    Computer Equipment     $         77

                                     9.21-3

   DESCRIPTION             LENDER                 DESCRIPTION               TOTAL
--------------------   --------------    -----------------------------    ------------
Lease Schedule #807    Dell Financial    Computer Equipment               $       60
Lease Schedule #808    Dell Financial    Computer Equipment               $      110
Lease Schedule #810    Dell Financial    Computer Equipment               $       11
Lease Schedule #814    Dell Financial    Computer Equipment               $       66
Lease Schedule #001R   Farnam Street     Computer and Teleco Equipment    $  190,687

                                     9.21-4

                                              EXHIBIT 4.2(b) TO CREDIT AGREEMENT
                                                       DATED AS OF JULY 19, 2001

                       COMPLIANCE CALCULATION CERTIFICATE

         This Certificate is made and delivered by ______________ in his/her capacity as a Responsible Officer of LIFE TIME FITNESS, Inc., a Minnesota corporation (the "Borrower"), pursuant to the requirements of Section 4.2(b) of that certain Second Amended and Restated Credit Agreement, dated as of July 19, 2001, by and among Borrower and Antares Capital Corporation, as agent ("Agent") for the Lenders (as defined therein) (as it may be amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein are used with the meanings given such terms in the Credit Agreement.

         On behalf of the Borrower, the undersigned hereby certifies to the Agent that:

                  (a) the undersigned is familiar with the terms of the Credit Agreement;

                  (b) delivered to the Agent concurrently with this Certificate are the financial statements required by Section [4.1(a) or 4.1(b), as applicable] of the Credit Agreement, which financial statements have been prepared in accordance with GAAP on a consistent basis and present fairly the financial position and results of operations of the entities covered by such financial statements at the dates thereof and for the indicated periods then ended subject, in the case of interim statements, to year-end adjustments and the absence of footnotes;

                  (c) set forth on the Attachment to this Certificate is are calculations of the financial covenants in accordance with the requirements of the Credit Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of ________________, ____.

                                                LIFE TIME FITNESS, INC.

                                                By:_____________________________
                                                Name:___________________________
                                                Title:__________________________

                                  EXHIBIT 4.13

                           FORM OF RE HOLDINGS LEASE

                                             Algonquin, Illinois Execution draft

                                     LEASE

         THIS INDENTURE made and entered into on this 14th day of June, 2001, by and between FCA REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company, whose address is 6442 City West Parkway, Suite 300, Eden Prairie, MN 55344 (hereinafter referred to as "Landlord") and LIFE TIME FITNESS, Inc., formerly known as FCA, Ltd., a Minnesota corporation, whose address is 6442 City West Parkway, Suite 300, Eden Prairie, MN 55344 (hereinafter referred to as "Tenant").

                                   WITNESSETH:

                           ARTICLE I - GRANT AND TERM

         1.1 DEMISED PREMISES. In consideration of the rents, covenants and agreements herein reserved and contained on the part of Tenant to be performed, Landlord does hereby lease to Tenant the parcel of land located in the Village of Algonquin, McHenry County, Illinois, legally described on Exhibit A attached hereto (hereinafter referred to as the "Demised Premises").

         1.2 TERM; COMMENCEMENT DATE; RENT COMMENCEMENT DATE. The term of this Lease shall commence upon the date hereof (the "Commencement Date") and, unless earlier terminated as provided herein, shall expire on the first day of the first month following the tenth (10th) anniversary of the Rent Commencement Date (as hereinafter defined). Tenant's obligation to pay rent and other charges due and payable under this Lease shall commence on the earliest of (a) the first day of the months following the month in which a certificate of occupancy for the Demised Premises is issued by the Village of Algonquin, Illinois (b) the date Tenant begins to conduct business in the Demised Premises; (c) the first day of the first month following the "Conversion Date" (as defined in the Loan Agreement (as hereinafter defined)) (such earliest date being the "Rent Commencement Date"); provided, however, that if the date described in subparagraph (b) above is other than the first day of a month, the first month's installment of Minimum Rent, Rebatable Rent, taxes and additional rent shall include payment for the period which commences on the day before the Rent Commencement Date, which Minimum Rent, Rebatable Rent, taxes and additional rent shall be that proportion of Minimum Rent, Rebatable Rent, taxes and additional rent for one Lease Year, as defined below, which the number of days in such period bears to 365.

                                ARTICLE II - RENT

         2.1 MINIMUM RENT AND REBATABLE RENT. On and after the Rent Commencement Date, Tenant agrees to pay to Landlord at 6442 City West Parkway, Suite 300, Eden Prairie, MN 55344 or at such other place as the Landlord may from time to time designate in writing, Minimum Rent for the Demised Premises in an amount equal to the then-current annual debt service of principal and interest on the loan from the Series J Loan made by the Series J Lenders party to that certain Series J Loan Supplement to Amended and Restated Master Construction and Term Loan Agreement dated as of even date herewith, among Landlord, U.S. BANK NATIONAL ASSOCIATION, a national banking association, acting in its capacity as the administrative bank (in such capacity, the "Administrative Bank"), the Collateral Agent and the "Lenders" now or hereafter parties thereto (each a "Series J Lender" and collectively the "Series J Lenders"), supplementing that certain Amended and Restated Master Construction and Term Loan Agreement dated as of July 17, 2000 (the Amended and Restated Master Construction and Term Loan Agreement as so supplemented and as it may be further amended, modified, supplemented or restated from time to time being the "Loan Agreement") among the Landlord, the Administrative Bank and the "Lenders" now or hereafter parties thereto (each a "Lender" and collectively the "Lenders"), payable in twelve (12) equal monthly installments in advance on the Rent Commencement Date and on the first of each month thereafter, without deduction or set-off; provided, that with respect to any Lease Year which is more or less than 12 months or any partial month, Minimum Rent shall be adjusted accordingly. "Lease Year" is defined as the period of time from the Rent Commencement Date to the end of the month in which the first anniversary of the Rent Commencement Date shall occur, and each twelve
(12) month period thereafter. In addition to Minimum Rent, an amount equal to twenty-five percent (25%) of the aforementioned Minimum Rent shall be paid to Landlord hereunder, payable in equal monthly installments along with Minimum Rent, which additional amount is herein referred to as the "Rebatable Rent." Provided that the Lease has not been terminated and subject to the provisions of the loan documents secured by the first mortgage on the Demised Premises as to the amount of the Rebatable Rent which can be rebated to Tenant and as when such rebate may be paid, Landlord shall rebate to Tenant, without interest, all Rebatable Rent previously paid by Tenant to Landlord during said calendar year. Said Rebatable Rent shall not be deemed an advance payment of rent and Landlord shall have the right to commingle said funds with other fiends of Landlord. As soon as possible after the Conversion Date (as defined in the Loan Agreement), Landlord and Tenant shall execute an amendment to this Lease setting forth the specific amount of the Minimum Rent and Rebatable Rent payable under this Lease. Notwithstanding anything to the contrary set forth herein, the first monthly installment of Minimum Rent and Rebatable Rent is due and payable on the first day of the first month following the Conversion Date as defined in the Loan Agreement.

         2.2 ADDITIONAL RENT. Any other charges to be paid by the Tenant pursuant to the provisions of any other sections of this Lease shall be designated as "additional rent". For convenience, Tenant may include payment for such charges and the Minimum Rent in one monthly check, provided all "additional rent" items are shown separately from Minimum Rent thereon. Such "additional rent" shall not for any reason be considered as Minimum Rent as hereinabove defined. Failure of Tenant to pay "additional rent" shall give Landlord the right to declare an event of default.

         2.3 RENT DELINQUENCIES. Should the Tenant, for any reason whatsoever, fail to pay, when the same is due and payable, any Minimum Rent, Rebatable Rent, and/or "additional rent" and should said rent not be paid within ten (10) days of due date, Tenant shall pay a late penalty equal to five percent (5%) of total rents due. In addition, all unpaid rents shall bear interest from the date due to the date of payment at the rate of two percent (2%) per annum in excess of the prime rate as quoted by U.S. Bank National Association to its best customers, or the highest rate permitted by law, whichever is less.

         2.4 TRIPLE NET LEASE. Notwithstanding any contrary provision contained herein, this Lease shall be deemed a "triple net" lease and all costs relating to ownership or operation of the Demised Premises, excluding debt service on any mortgage on the Demised Premises, shall be solely the responsibility of Tenant and not Landlord. Without limiting the foregoing, Tenant shall be responsible for any common area, maintenance or similar costs or charges to which the Demised Premises is subject or any license or rental fees for any parking rights benefiting the Demised Premises.

                               ARTICLE III - TAXES

         3.1 TAXES. Tenant shall pay before delinquent all real estate taxes and installments of special assessments with respect to the Demised Premises due and payable during the term of this Lease. Such taxes and special assessments shall be prorated for the first and last years of the term of this Lease.

                          ARTICLE IV - USE OF PREMISES

         4.1 TENANTS USE. During the term of this Lease, the Demised Premises shall be used solely for the purpose of operation of a health and fitness club, including related or accessory uses, including, but not limited to, day care, health bar/cafe, physical therapy, medical services, day spa, hair salon, sales of clothing and fitness equipment and offices and for no other purpose without prior written consent of Landlord.

         4.2  COMPLIANCE WITH LAWS AND REGULATIONS.

         (a) Tenant covenants and agrees that at all times during the term hereof it will maintain and conduct its business insofar as the same relates to the occupancy of the Demised Premises in such a manner and under such regulations that are in strict compliance with any and an applicable governmental and/or quasi-governmental laws, rules, regulations and orders, as well as any and all applicable provisions of insurance underwriters at the Demised Premises and the Declaration. Tenant shall defend, indemnify and hold harmless Landlord, Landlord's insurer, Landlord's lender, from time to time, and the property of Landlord against any and all claims or losses or actions or causes of action resulting from Tenant's failure to comply with said laws, rules, regulations and orders and underwriting provisions.

         (b) Tenant hereby agrees to maintain the premises and operate its business in accordance with the ADA (the Americans With Disabilities Act (ADA), codified at 42 U.S. SS 12101 et seq.) Failure to do so shall operate as an event of default and a breach of the Lease. Among other requirements that may apply to the Demised Premises, Title III of the ADA requires owners and tenants of "public accommodations" to remove barriers in order to allow access by disabled persons and to provide auxiliary aids and services for hearing, vision or speech impaired persons. Detailed regulations can be found at 28 C.F.R. Part 36

         4.3 CHANGE OF NAME. Tenant agrees not to change the name of the business operated in the Demised Premises without the consent of the Landlord, which consent shall not be unreasonably withheld.

         4.4 AFFIRMATIVE COVENANTS OF TENANT. Without in any way limiting or restricting other covenants of Tenant elsewhere in this Lease contained, the Tenant affirmatively covenants and agrees as follows:

         (a) Tenant shall neither permit or suffer and conduct, noise, odor or other nuisance in, on or about said Demised Premises to annoy or disturb any persons occupying adjacent premises or common areas;

         (b) Tenant shall keep the Demised Premises, including all service and/or loading areas for the Demised Premises, free from all litter, dirt and obstructions;

         (c) Tenant shall arrange for and accept deliveries only at such times, in the areas, and through the entrances designated for such purpose by Landlord;

         (d) Tenant shall keep said Demised Premises clean and in the sanitary condition required by ordinance and regulations of any governmental or quasi-governmental unit having jurisdiction;

         (e) Tenant shall neither permit nor suffer the Demised Premises, or the walls, ceilings or floors thereof to be endangered by overloading;

         (f) Tenant shall properly maintain the HVAC system in the Demised Premises, including, at the option of the Landlord, subscribing to a service selected by the Landlord for such maintenance and paying the fees therefor;

         (g) Tenant shall not use or permit the Demised Premises to be used for any purpose or purposes other than that set forth in Section 4.1 hereof;

         (h) Tenant will control its patrons to prevent drunken, unruly or obnoxious behavior.

                       ARTICLE V - MAINTENANCE AND REPAIRS

         5.1 TENANT'S MAINTENANCE AND REPAIRS. Tenant agrees that, from and after the date that possession of the Demised Premises is delivered to the Tenant, and until the end of the term hereof it will be responsible for all repairs, maintenance and replacements to the Demised Premises including, but not limited to: the interior and exterior portions of all doors, windows, plate glass, locks, frames, hardware and showcases surrounding and incorporated into the Demised Premises; the mechanical plumbing, heating, air conditioning and/or cooling, ventilating and electrical equipment and systems; partitions, and all other fixtures, appliances and facilities furnished by Landlord or Tenant. Tenant shall not, however, be responsible for repair of any damage caused by any negligence of Landlord, its employees or agents. except where such damage is covered by the Tenant's insurance coverage. Tenant shall be required to pay for any structural repairs or alterations which may be required by governmental rules, orders or regulations. During reasonable business hours, Landlord may inspect the Demised Premises to insure Tenant's compliance with the above and foregoing requirements. Tenant accepts the Demised Premises as being in good and sanitary order, condition and repair.

         5.2 SURRENDER OF PREMISES. At the expiration or termination of this Lease, Tenant shall surrender the Demised Premises in the same condition as existed on the commencement date of this Lease, ordinary wear and tear excepted. All fixtures which have become attached shall be part of the Demised Premises, except trade fixtures. At the expiration or termination of this Lease, title to all fixtures, equipment and the like left on the Demised Premises shall pass from Tenant to Landlord as by bill of sale. Further, within ninety (90) days prior to the expiration of the term, Landlord shall during reasonable business hours, have the right to show the Demised Premises to third parties for the purposes of again leasing same.

                       ARTICLE VI - INTENTIONALLY OMITTED

                       ARTICLE VII - INTENTIONALLY OMITTED

                            ARTICLE VIII - UTILITIES

         8.1 CHARGES. Tenant shall pay for all utility services including gas, electricity, domestic water, sewer, hot water for heating and ventilating, chilled water for cooling and ventilating the Demised Premises and all other utility services furnished the Tenant for use in the Demised Premises or to operate any of Tenant's signs.

         8.2 SUPPLY OF UTILITY SERVICES. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electricity, water, sewer, communication or data services or gas furnished by reason of any change, requirement, act, neglect or omission of the public utility serving the Demised Premises or for any reason not attributed to Landlord.

         8.3 INTERRUPTION OR DISCONTINUANCE OF LANDLORD'S SERVICE. Tenant agrees that Landlord shall not be liable for failure to supply any service when Landlord uses reasonable diligence to supply the same, it being understood that Landlord reserves the right to temporarily discontinue such services, or any of them, at such times as may be necessary by reason of accident, unavailability of employees, failure of supply, repairs, alterations or improvements, or by reason of fire, strikes, flood, lockouts, riots, acts of God or any other happening beyond the reasonable control of Landlord. When Landlord causes services to be rendered by independent third parties, Landlord shall have no liability for the performance thereof or liability therefor.

         8.4 GARBAGE AND REFUSE COLLECTION. All garbage and refuse shall be kept in containers and shall be placed outside of the Demised Premises prepared for processing and/or collection.

                            ARTICLE IX - ALTERATIONS

         9.1 ALTERATIONS. Tenant may, from time to time during the term, make, at its own cost and expense, any alterations or changes in the interior of the Demised Premises in good and workmanlike manner in compliance with all applicable requirements of law, provided Tenant follows the notice procedure and obtains Landlord's consent where required, all in accordance with this Article. Landlord agrees to cooperate with Tenant for the purpose of securing necessary permits for any changes, alterations, or additions permitted under this section without expense to the Landlord. Upon completion of such alterations, Tenant shall present to Landlord a copy of the endorsement to Tenant's fire and extended coverage insurance policy which endorsement shall incorporate said alterations into the policy. All costs of any such work shall be paid promptly by Tenant so as to prevent the assertion of any hens for labor or materials. Tenant agrees to advise Landlord in writing of the date upon which such alterations will commence in order to permit Landlord to post notice of non-responsibility.

         9.2 NOTICE TO LANDLORD. Prior to the initiation of any alterations, Tenant shall give Landlord written notice thereof and specify the work to be performed in reasonable detail and include the names of the contractors and materialmen to be utilized. After receipt of said notice, Landlord shall have a reasonable period of time during which it shall make a determination, in its sole discretion, as to whether or not the proposed work would create a structural or design change at the Demised Premises. Tenant shall provide Landlord upon request with an further information reasonably necessary for such determination by Landlord and Tenant shall not commence work or accept materials prior to receiving written notice of Landlord's determination. If Landlord determines that the proposed work would create a structural or design change, then the same must be approved in writing by Landlord prior to the commencement of any work or the delivery of any materials therefor.

                          ARTICLE X - PUBLIC LIABILITY

         10.1 TENANT'S LIABILITY INSURANCE. Tenant shall during the entire term hereof keep in full force and effect insurance upon all glass and plate glass in the Demised Premises and a policy of commercial general liability and property damage insurance with respect to the Demised Premises, and the business operated by Tenant and any sublessees with respect to the Demised Premises, in which the limits of public liability shall not be less than $500,000 per person and $500,000 per accident and in which the property damage liability shall not be less than $500,000. The policy shall name Landlord as additional insured and shall contain clauses that losses shall be payable notwithstanding any act or negligence of the insured which might otherwise result in forfeiture of said insurance, and that the insurer will not cancel or change the insurance without first giving the Landlord thirty (30) days prior written notice. The insurance shall be with an insurance company approved to do business in Illinois and reasonably acceptable to Landlord. Tenant shall deliver a copy of the policy or a certificate of insurance to Landlord prior to taking possession of the Demised Premises, and a renewal certificate at least thirty (30) days prior to the expiration of any policy term. Notwithstanding the foregoing, the limits of insurance required by this section shall not be less than the amount required by Landlord's lender, as such amount may be adjusted from time to time.

         10.2 INDEMNIFICATION. Except for claims arising out of the willful or negligent act of the Landlord or its representatives, Tenant shall indemnify and defend Landlord, its officers, agents, and employees, against all claims, expenses and liabilities incurred, including reasonable attorneys' fees, in connection with loss of life, personal injury, and/or damage to property arising out of any occurrence in, upon or at the Demised Premises, or the occupancy or use thereof by the Tenant, or occasioned wholly or in part by any act or omission of the Tenant, its agents, employees, contractors, sublessees, concessionaires or licensees.

                    ARTICLE XI - DESTRUCTION AND RESTORATION

         11.1 RESTORATION OPTION IF MORE THAN 30% DAMAGED. If the Demised Premises shall be damaged to the extent of thirty percent (30%) or more of the cost of replacement thereof or damaged by any uninsured casualty, Landlord shall have the option to rebuild or to terminate this Lease by exercise of notice to Tenant given not more year from the date of such damage.

         11.2 RESTORATION OPTION IF LESS THAN 30% DAMAGED.

                  (a) If the demised Premises shall be damaged to the extent of less than thirty percent (30%) of the cost of replacement by fire or other casualty covered by Tenant's policy of fire coverage insurance during the term of this Lease the Minimum Rent herein shall abate as of the date of the occurrence in accordance with the provisions of Section 11.2(b), and the Landlord shall restore the Demised Premises. If such an event occurs during the last one (1) year of this Lease, then Landlord shall have the option to rebuild or terminate this Lease to be exercised by notice to tenant given not more than six (6) months from the date of such damage. In the event of a conflict between the provisions of this Section 11.2(a) and the provisions of a mortgage granted by Landlord, the provisions of the mortgage shall control and the terms of this Lease shall be subject to the provisions of such mortgage.

                  (b) In the event of such partial destruction or damage whereby Tenant shall be deprived of occupancy and use for only a portion of the Demised Premises, then Minimum Rent shall be equitably apportioned according to the area of the Demised Premises which is unusable by Tenant from the date of occurrence, until such time as the Demised Premises are repaired or restored as provided herein.

         11.3 TOTAL DESTRUCTION. In the event of total destruction of the Demised Premises, Tenant's rent shall completely abate from the date of such destruction. If Landlord elects to rebuild as aforesaid, Tenant's rent shall completely abate from the date of such destruction until forty five (45) days after the date when Landlord notifies tenant that the shell of the demised Premises is ready for commencement of Tenant's work, or upon the day when Tenant opens for business, whichever event shall first occur.

         11.4 TENANTS INSURANCE COVERAGE. Tenant shall carry insurance against fire and such other risks as are from time to time included in standard extended coverage insurance for the full insurable value of the Demised Premises. Tenant shall also carry said insurance for the fill insurable value of Tenant's merchandise, trade fixtures, furnishings, wall covering, carpeting, drapes, equipment and all other items of personal property of Tenant located on or within the Demised Premises. Any insurance policies required to be carried pursuant to this paragraph shall name Landlord and Landlord's mortgagee or lender as an additional insured and shall name Landlord and Landlord's mortgagee or lender as a loss payee, and Tenant shall furnish Landlord evidence of such insurance coverage. Such insurance policies may not be modified or terminated without thirty (30) days advance notice to Landlord.

         11.5 RELEASE. Each party hereto ("Releasing Party") hereby releases the other ("Released Party") from any liability which the Released Party would, but for this paragraph, have had to the Releasing Party arising out of or in connection with any accident or occurrence or casualty:

                  (a) which is or would be covered by a fire and extended coverage policy (with vandalism and malicious mischief endorsement attached) or by a sprinkler leakage or water damage policy in the state in which the Demised Premises is located regardless of whether or not such coverage is being carried by the Releasing Party, and

                  (b) to the extent of recovery under any other casualty or property damage insurance being carried by the Releasing Party at the time of such accident or occurrence or casualty, which accident or occurrence or casualty may have resulted in whole or in part from the act of neglect of the Released Party, its officers, agents or employees, provided, however, the release hereinabove set forth shall become inoperative and null and void if the Releasing Party contracts for the insurance required to be carried under the terms of this Lease with an insurance company which:

                           (1) Takes the position that the existence of such
                  release vitiates or would adversely affect any policy so insuring the Releasing Party in a substantial manner and notice thereof is given to the Released Party, or

                           (2) Requires the payment of a higher premium by
                  reason of the existence of such release, unless in the latter case the Released Party within ten (10) days after notice thereof from the Releasing Party pays such increase in premium; provided further, however, that such releases are effective only to the extent that they can be effected on a mutual and reciprocal basis without vitiating or otherwise adversely affecting either the Landlord's or the Tenant's insurance coverage.

         11.6 PROTECTION FROM SUBROGATION. Anything in this Lease to the contrary notwithstanding, neither Landlord nor Tenant shall be liable to the other for any business interruption or any loss or damage to property or injury to or death of persons occurring on the Demised Premises or the adjoining of properties, mall areas, sidewalks, streets or alleys, or in any manner growing out of or connected with Tenant's use and occupation of the Demised Premises, or the condition thereof or of mall areas, sidewalks, streets or alleys adjoining, caused by the negligence or other fault of Landlord or Tenant or of their respective agents, employees, subtenants, licensees or assignees to the extent that such business interruption or loss or damage to property or injury to or death of person is covered by or indemnified by proceeds received from insurance carried by other party (regardless of whether such insurance is payable to or protects Landlord or Tenant or both) or for which such party is otherwise reimbursed; and Landlord and Tenant each hereby respectively waive all rights of recovery against the other, its agents, employees, subtenants, licensees and assignees, for any such loss or damage to property or injury to or death of persons to the extent the same is covered or indemnified by proceeds received from any such insurance, or for which reimbursement is otherwise received; provided, however, that such waivers are effective only to the extent that they can be effected on a mutual and reciprocal basis without vitiating or otherwise adversely affecting either the Landlord's or the Tenant's insurance coverage. Landlord's and Tenant's respective policies of insurance shall each contain a waiver of subrogation provision incorporating the above covenant and providing that the insurance shall not be invalidated by the insured's written waiver prior to a loss of any or all right of recovery against any party for any insured loss; provided, however, that such waivers are effective only to the extent that they can be effected on a mutual and reciprocal basis without vitiating or otherwise adversely affecting either the Landlord's or the Tenant's insurance coverage. It is expressly understood that Landlord shall not be liable to Tenant for any damages incurred by the latter as a result of the above and foregoing events; save and except as to any such damages caused by the willful or wanton conduct of Landlord, its agents or employees, provided such damages are not recoverable by Tenant pursuant to the insurance policies required to be provided by Tenant under this Lease or otherwise.

         11.7 ADDITIONAL HAZARDS. Tenant covenants and agrees that it will not do or permit anything to be done in or upon the Demised Premises or bring in anything or keep anything therein which shall cause the cancellation of Tenant's insurance policies, or increase the rate of insurance, on the Demised Premises, above the standard shopping center rate on said premises and buildings. Tenant further agrees that in the event it shall do anything to so increase the insurance rate, Tenant shall promptly pay to Landlord on demand any such increase resulting therefrom, which shall be due and payable as "additional rent" hereunder. At Tenant's request, Landlord shall make available for Tenant's inspection during regular business hours, all documents pertaining to Landlord's calculation of Tenant's "additional rent" required under this section. Said "additional rent" shall be due and payable as billed by Landlord.

         11.8 NOTICE. Tenant shall give immediate written notice to Landlord and Landlord's Mortgagee of any damage caused to the demised Premises by fire or other casualty; or of any cancellation or reduction of Tenant's insurance coverage required pursuant to this Lease.

         11.9 ABATEMENT. Tenant agrees that during any period of reconstruction or repair of the Demised Premises. it will continue the operation of its business within the Demised Premises to the extent practicable. If Landlord is required to repair and rebuild, then during the period from the occurrence of the casualty until Landlords repairs are completed, the Minimum Rent set forth herein shall be reduced to such extent as may be fair and reasonable under the circumstances; however, there shall be no abatement of the other charges provided for herein.

                          ARTICLE XII - EMINENT DOMAIN

         12.1 PARTIAL OR TOTAL CONDEMNATION. If the whole or any part of the Demised Premises or the structure encompassing same shall be taken by any public authority under the power of eminent domain, the Tenant shall have no claim to, nor shall Tenant be entitled to, any portion of any award, for damages or otherwise. In the event only a portion of the Demised Premises are taken, the Lease shall terminate as to the part taken, and the rent and other charges herein reserved shall be adjusted for the remainder of the Demised Premises so that the Tenant shall be required to pay for the balance of the term that portion of the rent reserved which the value of the part of the Demised Premises remaining after condemnation bears to the value of the Demised Premises immediately prior to the date of condemnation. The rental and other charges shall be apportioned as aforesaid by agreement between the parties or by arbitration or legal proceedings, but pending such determination the Tenant shall pay at the time and in the manner above provided the rental herein reserved and all other charges herein required to be paid by the Tenant, without deduction, and upon such determination, the Tenant shall be entitled to credit for any excess rentals paid. If, however, by reason of the condemnation there is not sufficient space left in the Demised Premises for the Tenant to reasonably conduct business; then, in such event, the Lease shall terminate. Although all damages in the event of condemnation belong to Landlord whether awarded as compensation for diminution in value of the leasehold or to the fee of the leased premises, nothing herein shall be construed to prevent Tenant to claim and recover from the condemning authority such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right for its leasehold interest. In the event of a conflict between the provisions of this
Section 12.1 and the provisions of a mortgage granted by Landlord, the provisions of the mortgage shall control and the terms of this Lease shall be subject to the provisions of such mortgage.

                    ARTICLE XIII - ASSIGNMENT AND SUBLETTING

         13.1 CONSENT REQUIRED. Tenant may not assign this Lease and/or sublet the Demised Premises, or any part thereof without in each instance obtaining the prior written consent of the Landlord, which consent shall not be unreasonably withheld. The consent by Landlord to any assignment or subletting may not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law and shall also include any transfer or conveyance of the corporate stock of Tenant. If this Lease be assigned, or if the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, under-letting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupancy as Tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants, and conditions of this Lease. Tenant shall pay to Landlord any reasonable costs and expenses (including legal fees incurred by Landlord in connection with such assignment or subletting. Notwithstanding the foregoing, Tenant shall have the right, without obtaining the Landlord's consent, to sublet portions of the Demised Premises for use as physical therapy, day care, health cafe, day spa, hair salon, and sale of clothing and fitness equipment; provided that no such sublease shall be for more than 2,500 square feet or, in the case of day care, 10,000 square feet.

                         ARTICLE XIV - TENANT'S DEFAULT

         14.1 EVENTS OF DEFAULT. The following events shall be deemed to be events of default by Tenant under this Lease:

                  (a) Tenant shall fail to pay when due any installment of rent (including, without limitation, Minimum Rent or Rebatable Rent), or other charges provided herein, or any portion thereof and the same shall remain unpaid for a period of ten (10) days after the same has become due; or

                  (b) Tenant shall for reasons other than those specifically permitted in this Lease, cease to conduct its normal business operations in the Demised Premises or shall vacate or abandon the Demised Premises. Tenant will be deemed to have vacated, closed or abandoned the Demised Premises if it fails to conduct its business on the Demised Premises during regular working hours for a period or more than ten (10) consecutive business days; or

                  (c) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises; and does not cause said lien as to Landlord's interest in the property to be released within ten
         (10) days after written notice from Landlord; or

                  (d) Any representation or warranty made in writing to Landlord in this Lease or in connection with the making of this Lease, by Tenant or any guarantor, shall prove at any time to have been incorrect in any material respect when made or becomes incorrect; or

                  (e) Tenant or any guarantor shall make an assignment for the benefit of creditors, for a petition in bankruptcy, be adjudicated insolvent or bankrupt or admit in writing the inability to pay debts as they mature, petition or apply to any tribunal for the appointment of a receiver, trustee or similar officer for Tenant or any guarantor or a substantial part of the assets of Tenant or any guarantor, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against Tenant or any guarantor, which remains undismissed for a period of thirty (30) days or more; or Tenant or any guarantor by any act or omission shall indicate their consent to, approval of or acquiescence in any such petition, application or proceeding, or the appointment of a receiver of or any trustee or similar officer for Tenant or any guarantor or any substantial part of any of the properties of Tenant or any guarantor, or shall suffer any such receivership or trusteeship to continue undischarged for a period of thirty (30) days or more; or any judgment, writ, warrant or attachment or execution or similar process shall be issued or levied against a substantial part of the property of Tenant or any guarantor and such judgment, writ, or similar process shall not be released, vacated or fully bonded within thirty (30) days after its issue or levy; or

                  (f) Tenant shall have failed to comply with any other provisions of this Lease and shall not cure any failure within thirty
         (30) days, or such longer period of time as may be reasonably required to cure such default, after Landlord, by written notice, has informed Tenant of such noncompliance.

         14.2 LANDLORD'S REMEDIES. Upon the occurrence of any of the above-lettered events of default, Landlord may elect to either (1) terminate this Lease; or (2) terminate Tenant's right to possession only without terminating this Lease, hereinafter referred to as re-entry;

(3) pursue any other remedy available at law or in equity. Landlord shall have all remedies provided in the Lease and under governing law. All of the remedies given to Landlord in this Lease or by law shall be cumulative, and the exercise of one right or remedy by landlord shall not impair its right to exercise any other right or remedy.

         In the event of election under (2) above to terminate Tenant's right to possession only, Landlord may, at Landlord's option, proceed to demand possession by notice and proceeding under the Unlawful Detainer Law of Illinois and take and hold possession thereof without such proceeding or entry into possession terminating this Lease or releasing Tenant in whole or in part from Tenant's obligation to pay the rent hereunder for the full term. Upon re-entry Landlord may remove all personal property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. Upon and after entry into possession without termination of the Lease, Landlord shall use reasonable efforts to relet the premises, or any part thereof for the account of Tenant, to any other person, firm or corporation, for such rent and other charges for such time and upon such terms as Landlord, in Landlord's sole subjective discretion shall determine, but Landlord shall not be required to accept any potential tenant offered by Tenant or to observe any instruction given by Tenant about such reletting. Landlord may make repairs or redecorate the premises to the extent deemed by the Landlord necessary or commercially reasonable. Notwithstanding any action of possession or re-entry into the Leased Premises by the Landlord as permitted in this Article, or termination of this Lease as permitted under Article XIV, it is stipulated and agreed that tenant shall remain liable to Landlord for damages for breach of this Lease and of Tenant's covenants hereunder in an amount equal to the total of the following:

                  (a) All fixed Minimum Rent, additional rent, late charges, additional rent payable for taxes and otherwise, and any and all other charges payable by Tenant hereunder or under other agreements with the Landlord due for the period prior to the date of termination of this Lease or re-entry but unpaid, together with additional late charges from due date until paid; PLUS

                  (b) All costs and expenses incurred by Landlord in connection with re-entry and repossession of the Leased Premises, the repair, renovation, remodeling, or redecoration thereof to the state required by this Lease upon termination or as may be necessary for reletting, and any broker's commissions, attorneys' fees, and other charges incurred in connection therewith or in connection with reletting the Leased Premises, including attorneys' fees, expended in the collection of any Rents; PLUS

                  (c) A sum equal to the present value of all Rents which would have been payable hereunder after the date of termination or re-entry for the balance of the term of the Lease had the Lease not been terminated or re-entry made, together with interest thereon at the rate of two percent (2%) per annum in excess of the prime rate as quoted by
         U. S. Bank National Association to its best customers, or the highest rate permitted by law, whichever is less from due date until paid, PROVIDED THAT, in the event the Demised Premises are relet (which reletting shall in no event relieve or release Tenant of or from liability for damages hereunder) for all or any part of the balance of the original term hereof then, for each month during such reletting for which Landlord receives net avails of such reletting, Tenant shall be entitled to a credit against its liability to Landlord for such month in an amount equal to such net avails, and PROVIDED FURTHER that, in lieu of damages as set forth in the foregoing provisions of this Section, Landlord may waive such foregoing provisions and elect, by written notice to Tenant within ninety (90) days after termination or re-entry, to receive forthwith as liquidated damages for such breach, in addition to the amounts specified above, a sum equal to fifteen percent (15%) of the Rents which would have been due and payable for the portion of the balance of the term of the Lease from the date of early termination or re-entry through the final lease year.

         14.3 COSTS, EXPENSES AND ATTORNEYS FEES. If one party is required to seek legal counsel for collection or to commence litigation or arbitration in order to enforce the covenants and agreements in this Lease, the party prevailing in such collection, litigation or arbitration shall have the right to reimbursement from the other party of all reasonable costs, expenses and attorney's fees.

        ARTICLE XV - ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION

         15.1 ESTOPPEL CERTIFICATE. Within ten (10) days after the request by Landlord, tenant shall deliver to Landlord a written and acknowledged statement certifying that Landlord has completed construction of the Demised Premises, that tenant has accepted possession of the Demised Premises, that this Lease is unmodified and in fun force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), the commencement date and termination date of the Lease, that Landlord is not in default under the Lease (or, if there is a default, stating specifically the default) and the dates to which the Minimum Rent and other charges have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the fee of the Demised Premises.

         15.2 ATTORNMENT. Upon request of Landlord, Tenant shall in the event any proceedings are brought for the foreclosure of or in the event of exercise of the power of sale under any mortgage made by Lessor covering the Demised Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

         15.3 ATTORNEY-IN-FACT. Tenant, upon request of any party in interest, shall execute promptly such instruments or certificates to carry out the intent of sections 16.1, 16.2, and 16.3 above. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instruments or certificates.

         15.4 SUBORDINATION. This Lease is, and shall be, subordinate to any ground leases or to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force against the land and/or buildings of which the Demised Premises are a part or against any buildings hereafter placed upon the land of which the Demised Premises are parts, and to all advances made or hereafter to be made upon the security thereof, provided Tenant is granted non-disturbance rights, on the standard form of the entity providing such financing.

         15.5 RECORDATION. This Lease shall not be recorded without the prior consent of Landlord. Upon the request of Landlord, Tenant shall execute a short form of this Lease which may be recorded in Landlord's sole discretion.

         15.6 NOTICE TO MORTGAGEE. After receiving written notice from any person, firm or other entity that it holds a mortgage (which term shall include a deed of trust) which includes as part of the mortgaged property the Demised Premises, Tenant shall so long as such mortgage is outstanding be required to give to such holder a duplicate notice of any notice required to be given to Landlord by this Lease. It is further agreed that such holder shall have the same opportunity to cure any default, and the same time within which to effect such curing, as is available to Landlord; and if necessary to cure such a default, such holder shall have access to the Demised Premises.

                         ARTICLE XVI - LANDLORD DEFAULT

         16.1 DEFAULT NOTICE TO LANDLORD. Should Landlord default in the performance of any of the covenants on the part of the Landlord to be kept or performed and such default shall continue for thirty (30) days after written notice to Landlord from Tenant specifying such default, or should any warranty or representation made by Landlord be untrue and remain untrue after thirty (30) days after written notice from Tenant specifying such untruth, then and only in such event, shall termination of this Lease be effected or action taken or remedy pursued. If the default or untruth is of such character so as to require more than thirty (30) days to remedy, the Landlord shall have a reasonable period in which to remedy the same, provided Landlord is proceeding diligently. Tenant waives its right to make repairs at Landlord's expense.

                     ARTICLE XVII - MISCELLANEOUS PROVISIONS

         17.1 HOLDING OVER. In the event that Tenant shall continue to occupy the demised Premises after the expiration of the term of this Lease or written extension of the term hereof without entering a new Lease or written extension of the term hereof said tenancy shall be construed to be a "tenancy from month to month" upon all of the other terms and conditions herein contained, except where same are not applicable, and except that the rental during such holdover period shall be the then current Minimum Rent plus fifty percent (50%) thereof and all "additional rent" shall continue to be paid.

         17.2 NO PARTNERSHIP. It is expressly understood that the Landlord and Tenant are not partners or co-venturers, and that the Landlord has no right, title or interest in and to the business of the Tenant, and that the Tenant has no right to represent or bind the Landlord in any respect whatsoever, and that nothing herein contained shall be deemed, held or construed as making the Landlord a partner or associate of the Tenant, or as rendering the Landlord liable for any debts, liabilities or obligations incurred by the Tenant; it being expressly understood that the relationship between the parties hereto is, and shall at all times remain, that of Landlord and Tenant.

         17.3 WAIVER. Failure on the part of the Landlord to complain of any action or nonaction on the part of Tenant, no matter how long the same may continue, and no matter what other action or non-action by Tenant that Landlord has already complained of shall never be deemed to be a waiver by Landlord of any of his rights hereunder. Further, it is covenanted and agreed that no waiver at any time of any of the provisions hereof by Landlord, shall be construed as a waiver of any of the other provisions hereof and that a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of the Landlord to or of any action by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant.

         No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord, even after demand by Landlord for rent pursuant to Tenant's rent default shall be treated otherwise than a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that said lesser amount is payment in full shall be given no effect, and Landlord may accept such check without prejudice to any further rights or remedies which Landlord may have against Tenant. Further, failure of the Landlord to bill timely for taxes or other additional rent as heretofore required shall not be deemed a waiver of Tenant's liability to pay same.

         17.4 COVENANT OF QUIET ENJOYMENT. Tenant, subject to the terms and provisions of this Lease, on payment of the rent and observing, keeping and performing all of the terms and provisions of this Lease on its part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold occupy and enjoy the Demised Premises during the term hereof without hindrance or objection by any persons lawfully claiming under Landlord.

         17.5 ENTIRE AGREEMENT. This Lease is executed in identical counterparts, each of which, when bearing original initials of the parties on each page and at each change in the text hereof as well as original signatures at the end of each document, shall constitute an original for all purposes. All previous agreements, whether oral or written, are superseded by and merged with this Lease. Subsequent change shall not be binding unless reduced to writing and signed by the parties hereto.

         17.6 INVALIDATION OF PARTICULAR PROVISIONS. If any clause, term or provision of this Lease, or the application thereof to any person or circumstance shall to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law. It is the intention of the parties hereto that in lieu of each clause, term or provision of this Lease that is illegal invalid or unenforceable, there be added as part of this Lease a clause, term or provision similar to such illegal invalid or unenforceable clause, term or provision as may be possible and would be legal valid and enforceable.

         17.7 PROVISIONS BINDING, ETC. Except as herein otherwise expressly provided, the terms hereof shall be binding upon and shall inure to the benefit of the heirs, successors, assigns and legally appointed representative, respectively, of the Landlord and the Tenant. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition.

         17.8 GOVERNING LAW. The laws of the State of Illinois shall govern the interpretation, validity, performance and enforcement of this Lease.

         17.9 NOTICES. Any notice which is required under this Lease shall be deemed "given" upon hand delivery or three (3) days after prepaid posting in the
U. S. Mail whichever shall first occur. Notice shall be addressed to:

        Landlord at:                    6442 City West Parkway, Suite 300
                                        Eden Prairie, MN 55344

        Tenant at:                      6442 City West Parkway, Suite 300
                                        Eden Prairie, MN 55344

or to any other address as shall be designated by written notice.

         Where in this Lease a certain number of days from date of notice to a given action is specified, unless the specific provision otherwise states, the days shall be counted as follows: The first calendar day shall be excluded and the last day shall be included, unless the last day is a Saturday, Sunday, or legal holiday, in which event the period shall be extended to include the next day which is not a Saturday, Sunday or legal holiday.

         17.10 DATE OF LEASE. All references to the "date of this Lease" or "date hereof shall be deemed to be that date on which all parties hereto have executed this Lease.

         17.11 HEADINGS. The heading, section numbers and article numbers appearing in this Lease are not intended in any manner to define, limit or describe the scope of any such section or article and are solely inserted for ready reference purposes.

         17.12 PRONOUNS. As utilized in this Lease, the "singular" pronouns shall include the it plural", and the "masculine" shall include the "feminine" and the "neuter", and vice versa, unless a contrary intent specifically appears.

         17.13 LANDLORD'S LIABILITY. Notwithstanding anything to the contrary in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by the Landlord, that there shall be absolutely no personal liability on the part of the Landlord, its successors, assigns, legally appointed representatives or any mortgagee in possession (for the purposes of this section collectively referred to as "Landlord") with respect to any of the terms, covenants and conditions of this Lease and that Tenant shall look solely to the equity of Landlord in the Demised Premises for the satisfaction of each and every remedy of Tenant in the event of any breach by the Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord, such exculpation of liability to be absolute and without any exception whatsoever.

         IN WITNESS WHEREOF, the parties hereto have affixed their signatures the day and year first above written.

         LANDLORD:          FCA REAL ESTATE HOLDINGS, LLC
                            By LIFE TIME FITNESS, Inc. fka FCA, Ltd., Its Member

                            By: /s/ Shaun P. Nugent
                                ------------------------------------------------
                                Shaun P. Nugent
                                ITS: Secretary/Chief Financial Officer

         TENANT:            LIFE TIME FITNESS, Inc., fka FCA, Ltd.

                            By: /s/ Shaun P. Nugent
                                ------------------------------------------------
                                Shaun P. Nugent
                                ITS: Secretary/Chief Financial Officer

                                    EXHIBIT A
                      LEGAL DESCRIPTION OF DEMISED PREMISES

PARCEL 1:

Lot I in Lifetime Fitness Subdivision, being a resubdivision of part of Lots 9 and 10 in Kaper's East Subdivision, a Subdivision of part of the West Half of the Southwest Quarter of Section 29, Township 43 North, Range 8, East of the Third Principal Meridian, in McHenry County, Illinois.

PARCEL 2:

Access easement for the benefit of that portion of Parcel 1 falling in the former Lot 9 of Kaper's East Subdivision, said easement created by plat of Kaper's Business Center Unit 1, recorded as Document Number 97R025826, over the following described land:

The East 35 feet of Outlot A in Kaper's Business Center Unit 1, a Subdivision of part of the West Half of the Southwest Quarter of Section 29, Township 43 North, Range 8 East of the Third Principal Meridian, in McHenry County, Illinois, according to the plat thereof recorded June 4, 1997 as Document Number 97RO25826.

PARCEL 3:

Easement created by the Bike Path Easement Agreement made by and between Northwest Algonquin/Randall Business Owners Association and FCA Real Estate Holdings, LLC, dated August 21, 2000 and recorded as Document Number 2000R0046186.

PARCEL 4:

Easement for storm water retention pond purposes as created by Retention Pond Agreement dated July 6, 1993, recorded July 13, 1993, as Document No. 93R040761, as clarified and supplemented by Declaration for Northwest Algonquin/Randall Business Owners Association dated September 15, 1997, recorded September 15, 1997 as Document No. 97R044939.

                                  EXHIBIT 4.14
                          FORM OF TIAA SUBSIDIARY LEASE

                  [LTF USA/MINNESOTA/MICHIGAN REAL ESTATE, LLC]

                                    Landlord

                                       TO

                             LIFE TIME FITNESS, INC.

                                     Tenant

                                 LEASE AGREEMENT

                            DATED AS OF MAY __, 2001

                                TABLE OF CONTENTS

Article 1. REFERENCE DATA; DEFINITIONS...........................................................................    1

Article 2. DEMISE OF PROPERTY; TERM; EXTENSIONS OF TERM..........................................................    4

Article 3. RENT..................................................................................................    4

Article 4. TAXES.................................................................................................    5

Article 5. REPAIRS AND MAINTENANCE...............................................................................    5

Article 6. INSURANCE.............................................................................................    6

Article 7. UTILITIES.............................................................................................    8

Article 8. ALTERATIONS...........................................................................................    8

Article 9. DAMAGE TO OR DESTRUCTION OF THE IMPROVEMENTS..........................................................    9

Article 10. CONDEMNATION.........................................................................................   10

Article 11. DISCHARGE OF LIENS...................................................................................   11

Article 12. USE OF PROPERTY......................................................................................   12

Article 13. ENTRY ON PROPERTY BY LANDLORD........................................................................   12

Article 14. WAIVER AND INDEMNIFICATION...........................................................................   12

Article 15. ASSIGNMENT...........................................................................................   13

Article 16. ESTOPPEL CERTIFICATES................................................................................   15

Article 17. EVENTS OF DEFAULT; TERMINATION.......................................................................   16

Article 18. SURRENDER OF THE PROPERTY............................................................................   17

Article 19. NO MERGER OF TITLE...................................................................................   18

Article 20. QUIET ENJOYMENT......................................................................................   18

Article 21. PERFORMANCE FOR TENANT...............................................................................   18

Article 22. NOTICES..............................................................................................   18

Article 23. CONTESTS.............................................................................................   19

Article 24. NO WARRANTIES/"AS IS"................................................................................   19

Article 25. TENANT'S RIGHT TO CURE LANDLORD'S DEFAULT UNDER FIRST MORTGAGE.......................................   20

Article 26. SUBORDINATION AND NON-DISTURBANCE....................................................................   20

Article 27. FIRST OFFER RIGHT....................................................................................   21

Article 28. APPRAISAL............................................................................................   23

Article 29. EQUIPMENT............................................................................................   24

Article 30. MISCELLANEOUS........................................................................................   25

EXHIBIT A - Legal Description of Land
EXHIBIT B - Permitted Exceptions

                                 LEASE AGREEMENT

                            Dated as of May __, 2001

                                      from

                  [LTF USA/MINNESOTA/MICHIGAN REAL ESTATE, LLC]

                                       to

                             LIFE TIME FITNESS, INC.

      of Property in the City of _____________, _________ County, ________

                     Article 1. REFERENCE DATA; DEFINITIONS

1.1        LANDLORD:                            [LTF USA/MINNESOTA/MICHIGAN REAL
                                                ESTATE, LLC]

           ADDRESS OF LANDLORD:                 6442 City West Parkway
                                                Eden Prairie, Minnesota 55344

           TENANT:                              LIFE TIME FITNESS, Inc.

           ADDRESS OF TENANT:                   6442 City West Parkway
                                                Eden Prairie, Minnesota 55344

         1.2 Each reference in this Lease to any of the titles contained in
Section 1.1 shall be construed to incorporate the data stated under that title.

         1.3 The following terms shall have the meanings set forth in this
Section:

                  Alteration. Construction, reconstruction, replacement, repairs, renewals, alterations, changes, additions, improvements and demolitions of or to the Improvement and all excavations at any time made or to be made in, or on about the Land.

                  Appraisal. Appraisal in accordance with Article 28.

                  Basic Rent. The Basic Rent provided for in Section 3.2 of this Lease.

                  Commencement Date.  May , 2001.

                  Environmental Activity. Any actual, suspected or threatened abatement, cleanup, disposal, generation, handling, manufacture, possession, release, remediation, removal, storage, transportation, treatment or use of any Hazardous Material, or the actual, suspected or threatened presence of any Hazardous Material, or the actual, suspected or threatened noncompliance with any Environmental Laws, will be deemed Environmental Activity.

                  Environmental Laws. All Legal Requirements pertaining to health, safety, protection of the environment, natural resources, conservation, wildlife, waste management, Environmental Activities and pollution.

                  Equipment. As defined in Section 29.1.

                  Event of Default.  As defined in Section 17.1.

                  Fair Market Value. The cash price which would be obtained for the Property in an arm's length transaction between a willing buyer and a willing seller under no compulsion to buy or sell.

                  Fair Rental Value. The annual Basic Rent which would be obtained for the Property in an arm's length transaction between a willing landlord and a willing tenant under no compulsion to lease.

                  First Mortgage. Any first mortgage or deed of trust (together with the notes secured thereby and security instruments collateral thereto) of record now or hereafter placed against the Property by Landlord, any increase, amendment, extension, refinancing or recasting of a First Mortgage. For the purposes hereof, a First Mortgage shall be deemed to continue in effect after foreclosure thereof and during any period of redemption therefrom.

                  First Mortgagee. The holder from time to time of the First Mortgage, if any.

                  First Offer Right. Tenant's first offer right with respect to the Property granted pursuant to Article 27.

                  Governmental Authorities. All federal, state, county, municipal and local governments, and all departments, commissions, boards, bureaus and officers thereof, having or claiming jurisdiction over the Property or Tenant's use thereof.

                  Hazardous Materials. Any by-product, chemical, compound, contaminant, pollutant, product, substance, waste or other material (i) that is hazardous or toxic or (ii) the abatement, cleanup, discharge, disposal, emission, exposure to, generation, handling, manufacture, possession, presence, release, removal, remediation, storage, transportation, treatment or use of which is controlled, prohibited or regulated by any Environmental Laws, including asbestos, petroleum and petroleum products and polychlorinated biphenyls.

                  Improvement. The building, fixtures and other improvements from time to time constructed on the Land, and all alterations and additions thereto and replacement thereof, including by reason of Restoration, but excluding in any event the Equipment. The Improvement shall be and remain the property of Landlord, subject to this Lease.

                  Land. The land, but not any Improvement or any other building, structure or other improvement, situated in __________ County, State of ___________, and legally described on Exhibit A.

                  Lease. This Lease Agreement, including the following exhibits attached hereto and hereby made a part hereof:

                  Exhibit A - Legal Description of the Land
                  Exhibit B - Permitted Exceptions
                  Exhibit C - Certain Equipment

                  Legal Requirements. All laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, directions and requirements of all Governmental Authorities which now or at any time hereafter may be applicable to or required in connection with the Property or any part thereof, or any use or condition of the Property or any part thereof.

                  Permitted Exceptions. The liens, documents and other matters listed on Exhibit B attached hereto.

                  Present First Mortgage. The First Mortgage in effect on the date hereof between Landlord as mortgagor and Teachers Insurance and Annuity Association of America (and its successors and assigns) as mortgagee.

                  Property. The Land and the Improvement, collectively.

                  Restore or Restoration. The repair, restoration or rebuilding of the Property or any part thereof following any Taking, damage to or destruction of the same by fire or other casualty or cause as nearly as possible to its size, type and character immediately prior to such Taking, damage or destruction, in accordance with all Legal Requirements, with such Alterations as may be determined by Tenant, together with any temporary repairs and property protection pending completion of the work.

                  Taking. A taking of all or any part of the Property, or any interest therein or right accruing thereto, including, without limitation, any right of access thereto existing on the date of this Lease, as the result of or in lieu or in anticipation of the exercise of the right of condemnation or eminent domain. The Taking shall be deemed to occur on the date on which the condemning authority takes possession.

                  Taxes. All real estate taxes and special assessments levied against or imposed on the Property.

                  Term. The initial term of this Lease as provided in Article 2, including without limitation extensions of the initial term pursuant to
         Section 2.2.

                  Unavoidable Delays. Acts of God, casualties, war, civil commotion, embargo, riots, strikes, unavailability of materials (but not unavailability of funds) and any other events which are not within the reasonable control of the party in question to prevent, control or correct

             Article 2. DEMISE OF PROPERTY; TERM; EXTENSIONS OF TERM

         2.1 Landlord, for and in consideration of the rents hereinafter reserved and the covenants and agreements hereinafter contained on the part of Tenant to be paid, kept and performed, does hereby demise and lease to Tenant, and Tenant does hereby take and lease from Landlord, upon and subject to the terms and conditions of this Lease, the Property for an initial term of twenty
(20) years, commencing on the Commencement Date and ending on the day prior to the twentieth (20th) anniversary thereof.

         2.2 Tenant is hereby granted the options to extend the Term of this Lease for five (5) successive periods of five (5) years each (each, an "Extended Term"), each such period to commence at the expiration of the initial Term or preceding Extended Term of this Lease, as the case may be.

         2.3 If Tenant is not in default under this Lease beyond any applicable grace period, Tenant may exercise each of its options to extend the Term of this Lease by giving written notice thereof to Landlord on or before the date occurring twelve (12) months prior to the expiration of the initial Term or preceding Extended Term, as the case may be. If Tenant fails to give such notice within the time permitted, Tenant shall have waived its right to extend the Term.

         2.4 Any such exercise of an extension option as herein provided shall operate as an extension of the Term hereof, so that this Lease and each and every covenant, agreement and provision thereof shall be and remain in full force and effect during the Term as extended and with the same force and effect as if the Term of this Lease were originally for such extended period.

                                 Article 3. RENT

         3.1 Throughout the Term, Tenant covenants and agrees to pay to Landlord, without demand, setoff or abatement except as provided in this Lease, the Basic Rent at the per annum rates set forth in Section 3.2. The Basic Rent shall be payable in equal installments of one-twelfth (1/12th) of said annual Basic Rent in advance on the first day of each calendar month included in the Term, and at that rate payable in advance for any portion of a calendar month at the commencement or the end of the Term.

         3.2 For the period of the Term beginning on the Commencement Date and ending on the day prior to the first (1st) anniversary of the Commencement Date, the annual Basic Rent shall be in the amount of ___________ Dollars ($__________). For each successive one (1) year period in the initial Term beginning on the first (1st) and each successive anniversary of the Commencement Date and ending on the day prior to the next-succeeding anniversary of the Commencement Date, the annual Basic Rent shall be in an amount equal to one hundred two and one-half of one percent (102.5%) of the Basic Rent that was in effect during the immediately preceding one-year period. During each of the Extended Terms, Basic Rent shall amount to the Fair Rental Value of the Property as of the commencement of the applicable Extended Term as determined pursuant to
Article 29.

         3.3 All Basic Rent shall be paid by Tenant to Landlord at the address of Landlord, or to such other address as Landlord may direct by notice to Tenant.

         3.4 It is the purpose and intent of Landlord and Tenant that Basic Rent shall be absolutely net to Landlord and that Tenant shall pay without notice or demand and without abatement, deduction or setoff, except as otherwise provided in this Lease.

         3.5 In the event First Mortgagee succeeds to the Landlord's interest under this Lease and is advised by First Mortgagee's counsel that all or any portion of the rent payable under this Lease is or may be deemed to be unrelated business income within the meaning of the Internal Revenue Code of 1986 or regulations issued thereunder, First Mortgagee may elect to amend unilaterally the calculation of rent so that none of the rent payable to First Mortgagee under this Lease will constitute unrelated business income, but the amendment will not increase Tenant's payment obligations or other liability under this Lease or reduce the landlord's obligations under this Lease. If First Mortgagee requests, Tenant will execute any document First Mortgagee deems necessary to effect such amendment of this Lease.

                                Article 4. TAXES

         4.1 Subject to Section 4.2, Tenant shall pay, or cause to be paid, all Taxes on the Property before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof; provided, however, that:

                  4.1.1 If, by law, any Tax may, at the option of the taxpayer or party obligated, be paid in installments, Tenant may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Tax) in installments and, in such event, subject to the provisions of subsection 4.1.2 hereof, shall pay only such installments as may become due during the Term as the same respectively become due in the ordinary course and before any fine, penalty, further interest or cost may be added thereto; and

                  4.1.2 Any Tax due and payable, including any installments thereof, in the year of commencement or in the final year of the Term shall be prorated between Landlord and Tenant as of the commencement or the expiration of the Term, as the case may be.

         4.2      Upon termination of any Contest brought by Tenant pursuant to
Article 23 with respect to the amount or validity of any Tax, or if Tenant shall so elect, at any time prior thereto, Tenant shall pay the amount of such Tax or part thereof as finally determined in such proceeding.

         4.3 Notwithstanding anything to the contrary in this Article 4, in the event that the First Mortgagee shall require that the Taxes payable by Tenant pursuant to Section 4.1 be paid periodically into a tax escrow for the Property, then Tenant shall pay such Taxes as required by the First Mortgage. Tenant shall be entitled to any interest which may be payable by the First Mortgagee in connection with such tax escrow.

                       Article 5. REPAIRS AND MAINTENANCE

         5.1 Throughout the Term, Tenant, at its sole cost and expense, shall take good care of the Property, all appurtenances of the Property, all alleyways and passageways and all sidewalks, curbs and vaults adjoining the Property, and shall at all times keep the same in a good order and condition, ordinary wear excepted, and make all necessary repairs thereto, interior and exterior, structural and non-structural, ordinary and extraordinary and foreseen and unforeseen.

         5.2 The term "repairs" as used in this Article shall include, but not be limited to, all necessary or appropriate replacements. The necessity for and adequacy of the repairs to the Property made or required to be made pursuant to Section 5.1 shall be measured by the requirements of buildings of similar construction and age containing similar facilities which are prudently managed and operated with due regard for both short term and long term considerations.

         5.3 All repairs by Tenant shall be effected with all due diligence and in a workmanlike manner in compliance with all Legal Requirements and shall be promptly and fully paid for by Tenant.

                              Article 6. INSURANCE

         6.1 Tenant, at its expense, shall procure and maintain or cause to be procured and maintained during the Term:

                  6.1.1 Insurance with respect to the Property against loss or damage by fire, lightning, windstorm, tornado, hail and such other casualty as is customarily covered by extended coverage and "all risk" endorsements and such other risks as Landlord may from time to time reasonably require, in each case in the full replacement value of the Property. The term "full replacement value" as used in this Section and in other Sections of this Article 6 shall mean 100% of the actual replacement cost including the cost of all debris removal, exclusive, however, of costs of excavations, foundations and footings below the lowest floor. Whenever appropriate, while any Alterations are in the course of being made, the aforesaid fire and extended coverage insurance shall be carried by Tenant in builder's risk form written on a completed value basis. Such insurance shall name Landlord, Tenant and, if required by the First Mortgagee or Landlord, the First Mortgagee, as insureds, as their interest may appear;

                  6.1.2 Commercial general public liability insurance against claims for bodily injury, death or property damage, occurring on, in or about the Property in a combined single limit of not less than Two Million Dollars ($2,000,000), naming Landlord and the First Mortgagee as additional insureds;

                  6.1.3 If requested by Landlord at any time, boiler and pressure vessel and miscellaneous equipment insurance, including pressure pipes, air conditioning systems, electric motors, air tanks, compressors and pumps, in such amounts as Landlord may reasonably require;

                  6.1.4 If the Property is at any time determined to be in a flood hazard area, flood insurance;

                  6.1.5 During the entire period of making of any Alterations,
         (i) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above-mentioned comprehensive general public liability insurance policy, and (ii) adequate Worker's Compensation Insurance covering all persons employed on or in connection with such Alterations; and

                  6.1.6 If, pursuant to the First Mortgage, Landlord is required to maintain other customary insurance in addition to the foregoing or with broader coverage or higher limits or otherwise varying from the foregoing requirements, then, upon Landlord's demand, Tenant shall procure and maintain such insurance at Tenant's sole expense.

         6.2      All insurance policies provided for in this Article 6 shall:

                  6.2.1 be valid and enforceable policies, in such forms and, where not expressly provided for above, in such amounts, as may from time to time be satisfactory to Landlord and the First Mortgagee, issued by financially sound and responsible insurance companies authorized to do business in the jurisdiction where the Property is located, satisfactory to Landlord and the First Mortgagee;

                  6.2.2 except for worker's compensation insurance, name Landlord, Tenant and, if required by the First Mortgage, the First Mortgagee as insured as their respective interests may appear;

                  6.2.3 provide that such policies shall not be changed or cancelled without at least thirty (30) days' prior written notice to Landlord and the First Mortgagee;

                  6.2.4 provide that losses shall be adjusted with the insurers and/or underwriters by the Landlord and Tenant and, if required by the First Mortgage, the First Mortgagee in accordance with the provisions of the First Mortgage; and

                  6.2.5 provide that, except in the case of public liability and worker's compensation insurance, all insurance proceeds shall be payable to the First Mortgagee (or if there is no First Mortgagee, to Landlord) for the benefit of Landlord, Tenant and the First Mortgagee, as their respective interests may appear.

         6.3 On or before the Commencement Date, and thereafter prior to the expiration dates of the expiring policies theretofore furnished pursuant to this Article 6, copies of the policies (or, in the case of liability insurance, certificates of the insurers) shall be delivered by Tenant to Landlord; provided, however, that if the originals of any such policies are required under the terms of the First Mortgage to be delivered to the First Mortgagee, Tenant shall cause the same to be done and shall in such case deliver to Landlord a copy of each policy so delivered, together with an insurance company certificate of such policy, in form reasonably satisfactory to Landlord.

         6.4 Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by Tenant, unless Landlord and the First Mortgagee shall consent thereto.

         6.5 If Tenant is delayed in receiving any insurance proceeds solely as a result of Landlord's unreasonable failure or refusal to approve an insurance adjustment, such delay shall be taken into account in determining whether Tenant has fulfilled its obligations under Article 9 hereof with reasonable diligence. All costs and expenses of collecting or recovering any insurance proceeds under such policies, including, but not limited to, any and all fees of attorneys, appraisers and adjusters engaged by Landlord or the First Mortgagee, shall be paid by Tenant.

         6.6 Notwithstanding anything to the contrary in this Article 6, proceeds of any insurance carried by Tenant on the Equipment or any other property of Tenant shall be payable directly to Tenant and Tenant shall have the exclusive right to adjust and settle losses with respect thereto.

                              Article 7. UTILITIES

         Tenant shall pay all charges for the use at the Property of, water, sewer, electricity, heating, air conditioning and all other utilities consumed during the Term.

                             Article 8. ALTERATIONS

         8.1 Tenant shall have the right from time to time during the Term to make, at its expense, Alterations in or of the Improvement, subject in all cases to the further provisions of this Article 8 and to all other applicable provisions of this Lease.

         8.2 No Alteration shall be made without Landlord's prior written consent (which may not be unreasonably withheld) if:

                  8.2.1 The proposed Alteration would change the general character of the Improvement;

                  8.2.2 The proposed Alteration would involve a substantial structural alteration;

                  8.2.3 The proposed Alteration would cost in excess of Two Hundred Fifty Thousand Dollars ($250,000);

                  8.2.4 The market value of the Improvements would be lessened by any such Alterations; or

                  8.2.5 The First Mortgagee's consent to the Alteration is required under the terms of the First Mortgage.

Each Alteration which does not require Landlord's consent pursuant to this
Section 8.2 is hereinafter called a "permitted change or alteration".

         8.3      If Tenant makes any Alterations then:

                  8.3.1 All such Alterations shall be performed by Tenant in a good and workmanlike manner;

                  8.3.2 All such Alterations shall be expeditiously completed in compliance with all Legal Requirements;

                  8.3.3 All such Alterations shall comply with the requirements of all insurance policies required to be maintained by Tenant hereunder;

                  8.3.4 Tenant shall promptly discharge or remove all liens filed against any of the Improvements arising out of any such Alterations;

                  8.3.5 Tenant shall procure and pay for all permits and licenses required in connection with any such Alterations; and

                  8.3.6. Except for a permitted change or alteration, each Alteration shall be made under the supervision of an architect or engineer selected by Tenant and approved by Landlord and the First Mortgagee (if such approval is required by the First Mortgagee), shall be made in accordance with detailed plans and specifications prepared by such architect or engineer and approved by Landlord and the First Mortgagee (if such approval is required by the First Mortgagee); and shall be made pursuant to a contract therefor approved by Landlord between Tenant and a general contractor engaged by Tenant and approved by Landlord and the First Mortgagee (if such approval is required by the First Mortgagee) which incorporates such plans and specifications. Any such approval by Landlord shall not be unreasonably withheld and shall be deemed to be given if a response is not received by Tenant not later than thirty (30) days following the receipt of written request therefor from Tenant.

         8.4 Notwithstanding anything contained in this Article 8 or in Articles 9 or 10, no Alteration shall be made unless Tenant complies in all respects with the terms of the First Mortgage.

             Article 9. DAMAGE TO OR DESTRUCTION OF THE IMPROVEMENTS

         9.1 In case of any damage to or destruction of the Property or any part thereof, Tenant shall give prompt notice thereof to Landlord, and, unless this Lease is terminated pursuant to Section 9.4, Tenant shall with reasonable diligence (subject to Unavoidable Delays), commence and complete Restoration, all in accordance with plans and specifications therefor first approved by Landlord, which approval shall not be unreasonably withheld, and the First Mortgagee. The replacement building(s) to be constructed shall have an area which is not less than the area of the Improvement, and shall be of a quality not less than the quality of the Improvement, as the same existed immediately prior to such damage or destruction. Restoration shall be performed in accordance with the requirements of the First Mortgagee.

         9.2 Except to the extent that the First Mortgagee requires application of insurance proceeds for purposes other than Restoration, insurance proceeds received by the First Mortgagee or Landlord in accordance with Section
6.2.5 on account of any damage to or destruction of the Property or any part thereof (less the costs, fees and expenses incurred by the First Mortgagee, Landlord and Tenant in the collection thereof, which shall be paid out of such proceeds) shall be paid as Restoration progresses, to pay for the cost of Restoration, upon written request of Tenant accompanied by evidence satisfactory to Landlord and, if required by the First

Mortgage, the First Mortgagee, that an amount equal to the amount requested is then due and payable or has been paid and is properly a part of such cost and that the net insurance proceeds not yet advanced will be sufficient for the completion of the Restoration, and upon such other conditions as may be set forth in the First Mortgage or as otherwise required by Landlord. If the First Mortgagee requires application of insurance proceeds for purposes other than Restoration, Landlord shall from time to time make available amounts which in the aggregate equal the amount so applied, to be applied to Restoration in accordance with the terms and conditions of the immediately preceding sentence. Upon receipt by Landlord and the First Mortgagee of evidence satisfactory to them that Restoration has been completed and the cost thereof paid in full, and that there are no mechanic's or similar liens for labor or materials supplied in connection therewith, the balance, if any, of such insurance proceeds (and any amount so made available by Landlord) shall be paid to Landlord, without reduction in the Basic Rent. Upon the expiration or sooner termination of this Lease, any insurance proceeds not theretofore applied to the cost of Restoration shall be paid to Landlord.

         9.3 Except as provided in Section 9.3, no destruction of or damage to the Property, or any part thereof, whether such damage or destruction be partial or total or otherwise, shall entitle or permit Tenant to surrender or terminate this Lease or shall relieve Tenant from its liability to pay in full the Basic Rent and other sums and charges payable by Tenant hereunder, or from any of its other obligations under this Lease, and Tenant hereby waives any rights now or hereafter conferred upon it by statute or otherwise to surrender this Lease or quit or surrender the Property or any part thereof, or to receive any suspension, diminution, abatement or reduction of the Basic Rent or other sums and charges payable by Tenant hereunder on account of any such destruction or damage.

         9.4 In case of any damage to or destruction of the Property which occurs during the last two (2) years of the Term in respect of which the cost of Restoration is reasonably estimated to exceed forty percent (40%) and/or for which substantial completion of Restoration cannot occur until more than six (6) months following such damage or destruction, as such cost of Restoration and/or date of substantial completion is estimated in good faith by a reputable general contractor promptly selected by Tenant and approved by Landlord, which approval may not be unreasonably withheld or delayed, Tenant may terminate this Lease by giving written notice thereof to Landlord within forty-five (45) days after the date of such damage or destruction. Such termination shall be effective on the date such notice is given. In case of any such termination, Tenant shall not have any obligation to repair or restore the Property.

                            Article 10. CONDEMNATION

         10.1 In the event of a Taking of the whole or substantially all of the Property, this Lease shall terminate on the date of such Taking, and the Basic Rent and all other sums and charges required to be paid by Tenant hereunder shall be apportioned and paid to the date of such Taking. In the event of any such Taking and notwithstanding the termination of this Lease, the First Mortgagee, Landlord and Tenant shall together make one claim for an award for their combined interests in the Property and the net award received (after deduction of reasonable fees and expenses of collection, including, but not limited to, reasonable attorneys' and experts' fees) shall be paid as follows and in the following order:

                  10.1.1 The First Mortgagee shall receive the amount to which it is entitled as holder of the First Mortgage;

                  10.1.2 Tenant shall be entitled to the portion of the award made for the value of its leasehold estate computed as though this Lease had not been terminated, for the Equipment, and for moving expenses; and

                  10.1.3  Landlord shall receive the balance of the award.

         10.2 In the event of a Taking of less than substantially all of the Property, this Lease shall continue in full force and effect, and Tenant shall give prompt notice thereof to Landlord and Tenant shall proceed with reasonable diligence (subject to Unavoidable Delays) to commence and complete Restoration, except to the extent made impossible by any reduction in area caused by such Taking. All awards payable as a result of any Taking shall be distributed as follows and in the following order, provided that there shall first be deducted therefrom all reasonable fees and expenses of collection, including, but not limited to, reasonable attorneys' and experts' fees:

                  10.2.1 Landlord shall pay to the First Mortgagee the portion of such award, if any, to which it shall be entitled under the terms of the First Mortgage;

                  10.2.2 Landlord shall distribute the proceeds of such award to Tenant for the purpose of Restoration in the manner provided in Section 9.2, and subject to the terms and conditions of such Section (including the agreement of Landlord to make available for the purposes of Restoration any funds paid to the First Mortgagee pursuant to Section 10.2.1); and

                  10.2.3 The balance of the award, if any, shall be paid to Landlord.

The Annual Rent shall be reduced by a fair and equitable amount taking into account the proportion by which the fair rental value of the Property has been reduced by the Taking (if at all).

         10.3 As used herein, a Taking of "substantially all of the Property" shall mean a Taking of such portion of the Property as renders it uneconomical or infeasible to operate the Property for the purpose for which the Property was operated prior to such Taking. Any dispute between the parties as to whether any particular Taking constitutes a Taking of all or substantially all, or a Taking of less than substantially all, of the Property shall be determined by arbitration in accordance with the rules of the American Arbitration Association as then in effect and any determination therein shall be final and binding on Landlord and Tenant.

                         Article 11. DISCHARGE OF LIENS

         Neither Landlord nor Tenant shall create, liens or notices of claims of liens of mechanics and materialmen for work or materials contracted to be supplied to the Property by Landlord or Tenant, respectively, subject to contest by Tenant in accordance with Article 23.

                           Article 12. USE OF PROPERTY

         12.1 Tenant may use and occupy the Property for any purpose in compliance with Legal Requirements and the requirements of the First Mortgage.

         12.2 Tenant shall not suffer any act to be done or any condition to exist on the Property or any part thereof which may, in law, constitute a nuisance, public or private.

         12.3 Tenant shall not permit any Activity on, about or under the Property other than the use, storage and disposal of the minimum quantities of Hazardous Materials in the ordinary course of business consistent with the operation of a health club facility and uses ancillary thereto and in compliance with all Environmental Laws. Tenant shall promptly, properly and completely remediate the effect of any Environmental Activity in violation of this Section
12.3. Tenant will notify Landlord immediately upon Tenant becoming aware of (i) any actual, suspected or threatened violation of Environmental Laws with respect to the Property or with respect to any property in the vicinity of the Property, and (ii) any Environmental Activity with respect to the Property or with respect to any property in the vicinity of the Property. Tenant promptly will deliver to Landlord copies of all documents delivered to or received by Tenant regarding the matters set forth in this subsection, including notices of any legal proceedings or investigations concerning any Environmental Activity or concerning Landlord's or Tenant's status as potentially responsible party (as defined in the Environmental Laws). Tenant's notification to Landlord in accordance with the provisions of this Section will not be deemed to excuse any default under this Lease resulting from the Environmental Activity or the violation of Environmental Laws that is the subject of the notice. From time to time at Landlord's or First Mortgagee's request, Tenant will deliver to Landlord and First Mortgagee any information known and documents available to Tenant relating to the environmental condition of the Property.

                    Article 13. ENTRY ON PROPERTY BY LANDLORD

         Upon prior written notice (except in the case of an emergency), Tenant shall permit Landlord and the First Mortgagee and their respective contractors, consultants, representatives and designees to enter the Property at all reasonable times for the purpose of (a) inspecting and testing the same, (b) exercising its rights pursuant and subject to Article 21, and (c) showing the same to prospective purchasers, mortgagees and tenants (during the last six (6) months of the Term only with respect to prospective tenants).

                     Article 14. WAIVER AND INDEMNIFICATION

         14.1 Notwithstanding anything to the contrary in this Lease, Landlord and Tenant hereby release one another and their respective partners, officers and employees from any and all liability (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage coverable by the insurance described in Subsections 6.1.1, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible.

         14.2 Landlord shall not be responsible or liable to Tenant for any loss or damage to the Equipment arising from (a) the acts or omissions of persons other than Landlord occupying premises adjacent to the Property, or transacting any business in the area of the Property, or (b) burst, stopped or leaking water, gas or sewer pipes or any failure of, or defect in, any electric line, circuit or facility, or (c) any condition of the Property.

         14.3 Each party hereto shall defend, indemnify and hold the other harmless from and against all liabilities, obligations, claims, demands, costs, charges, judgments and expenses, including, but not limited to, reasonable attorneys' fees, which may be imposed upon or incurred or paid by or asserted against such other party to the extent arising by reason of or in connection with any negligent or tortuous act on the part of such party or any of its agents, contractors, servants, employees, licensees or invitees and accruing or occurring during the Term of this Lease.

         14.4 Without limitation to Tenant's obligations under Section 14.3, Tenant shall defend with counsel approved by Landlord (which approval will not be unreasonably withheld), indemnify and save Landlord harmless from and against all liabilities, obligations, damages, fines, penalties, claims, demands, costs, charges, judgments and expenses, including, but not limited to, reasonable architects' and attorneys' fees, which may be imposed upon or incurred or paid by or asserted against Landlord, the Property or any interest therein by reason of or in connection with any of the following accruing or occurring during the Term of this Lease:

                  14.4.1 Any Alterations and anything done in, on or about the Property or any part thereof in connection therewith;

                  14.4.2 The use, non-use, possession, occupation, condition, operation, maintenance or management of the Property;

                  14.4.3 Any negligent or tortious act on the part of Tenant or any of its agents, contractors, servants, employees, licensees or invitees;

                  14.4.4 Any accident, injury, death or damage to any person or property occurring in or on the Property during the Term; and

                  14.4.5 Any Environmental Activity occurring during the Term on, about, to or from the Property or any part thereof.

Nothing contained in this Section 14.4 shall be deemed to require Tenant to indemnify Landlord with respect to any tortious act or omission of Landlord or its officers, employees, agents or contractors, or to any extent prohibited by law.

         14.5 The provisions of this Article 14 shall survive the expiration or sooner termination of this Lease and the purchase of the Property pursuant to the First Offer Right.

                             Article 15. ASSIGNMENT

         15.1 Tenant's interest in this Lease or the Property, or any part thereof, may not be assigned, sublet or otherwise transferred without Landlord's prior written consent, which consent shall not be unreasonably withheld, and the prior written consent of the First Mortgagee to the extent required by the First Mortgage. Notwithstanding anything contained herein to the contrary, Tenant may, without the necessity of the consent of Landlord, at any time assign or otherwise transfer this Lease or any portion thereof to any parent, subsidiary or affiliate corporation or entity of Tenant; any corporation resulting from the consolidation or merger of Tenant into or with any other entity; or any person, firm, entity or corporation acquiring a majority of Tenant's issued and outstanding capital stock or all or substantially all of Tenant's assets or of the business conducted at the Premises. As used herein, the expression "affiliate corporation or entity" means a person or business entity, corporate or otherwise, that directly or indirectly through one or more intermediaries, controls or is controlled by or is under control with Tenant. The word "control" means the right and power, direct or indirect, to direct or cause the direction of the management and policies of a business entity, corporation or otherwise. Tenant agrees that it will not transfer all or any part of its interest under the Lease except as would be a "Permitted Transfer" under the Present First Mortgage.

         15.2     No consent by Landlord or First Mortgagee pursuant to this
Article 15 shall waive the requirement to obtain consent in any subsequent instance. If Tenant assigns all its rights and interest under this Lease, the assignee under such assignment shall expressly assume all the obligations of Tenant hereunder which may arise on or after the date of such assignment, by a written instrument delivered to Landlord at the time of such assignment. No assignment or sublease shall affect or reduce any of the obligations of Tenant hereunder, and all such obligations shall continue in full force and effect as obligations of a principal and not as obligations of a guarantor, as if no assignment or sublease had been made. No assignment or sublease shall impose any additional obligations on Landlord under this Lease.

         15.3 Tenant shall have the right in its discretion to enter into, amend, terminate or modify from time to time subleases with respect to the Property or any portion thereof on terms acceptable to Tenant in its sole discretion. Each such sublease shall be subject and subordinate to the provisions of this Lease. As security for performance of its obligations under this Lease, Tenant hereby grants, conveys and assigns to Landlord all right, title and interest of Tenant in and to all subleases now in existence or hereafter entered into for any or all of the Property, any and all extensions, modifications and renewals thereof and all rents, issues and profits therefrom. Landlord hereby grants to Tenant a license to collect and enjoy all rents and other sums of money payable under any sublease of any of the Property, provided, however, that Landlord shall have the absolute right at any time while an uncured Event of Default exists upon notice to Tenant and any subtenants to revoke said license and to collect such rents and sums of money and to retain the same. Tenant's rights under this Section 15.3 are subject to the terms and conditions of the First Mortgage. Without limitation to the foregoing, Tenant will not enter into any sublease that provides for rent based in whole or in part on the income or profits derived from the subleased premises except for percentage rent based on gross (not net) receipts or sales. Tenant will include in each sublease:

                  (a) a prohibition against rent based in whole or in part on the income or profits derived from the subleased premises except for percentage rent based on gross (not net) receipts or sales;

                  (b) a requirement that if First Mortgagee succeeds to the Landlord's interests under this Lease and is advised by First Mortgagee's counsel that all or any portion of the rent payable under this Lease or the sublease is or may be deemed to be unrelated business income within the meaning of the Internal Revenue Code of 1986 or regulations issues thereunder, First Mortgagee may elect to amend unilaterally the calculation of rent under the sublease so that none of the rent payable to Lender under this Lease or the rent payable under the sublease will constitute unrelated business income but the amendment will not increase Tenant's or the subtenant's payment obligations or other liability under this Lease or under the sublease or reduce the Landlord's obligations under this Lease or Tenant's obligations under the sublease; and

                  (c) a requirement that if First Mortgagee requests, the subtenant will execute any document First Mortgagee deems necessary to effect the amendment of this Lease or the sublease.

Tenant specifically acknowledges that neither Landlord nor First Mortgagee shall have any obligation to approve any sublease that does not contain such provisions.

         15.4 Tenant is hereby given the right by Landlord to mortgage its leasehold estate created under this Lease, under one or more leasehold mortgage(s) upon the conditions that (a) all rights acquired under such leasehold mortgage(s) shall be subject and subordinate to each and all of the covenants, conditions and restrictions set forth in this Lease and to all rights and interests of the Landlord in and to the Property and this Lease, none of which covenants, conditions, restrictions, rights or interests is or shall be waived by Landlord by reason of the right given to Tenant in this Section 15.4 to mortgage Tenant's leasehold estate created under this Lease, and (b) such leasehold mortgagees execute and deliver to Landlord and any Lender a subordination, non-disturbance and attornment agreement, and any other documents, instruments or agreements reasonably requested by Landlord to evidence such subordination and such other matters as Landlord may reasonably request in connection therewith. Landlord agrees to accept timely performance by a leasehold mortgage of Tenant's obligations under this Lease. Tenant's rights under this Section 15.4 are subject to the terms and conditions of the First Mortgage. Tenant agrees not to mortgage its leasehold interest so long as the Present First Mortgage is in effect.

                        Article 16. ESTOPPEL CERTIFICATES

         Each party hereto agrees from time to time, upon not less than ten (10) days' prior notice from the other, to execute, acknowledge and deliver, without charge, to the other or its designee, a statement in writing, certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, identifying the same by the date thereof and specifying the nature thereof), the dates to which the Basic Rent and other sums and charges payable hereunder have been paid, the amount of the Basic Rent, that to its actual knowledge there are no claims against the other hereunder (or if there are any such claims, specifying the same), that to its actual knowledge the other party is not in default and there exists no circumstance which with the giving of notice or lapse of time, or both, would constitute a default (or if such party is aware of any such default or circumstance specifying the same), and such other matters as Landlord, Tenant or the First Mortgagee shall reasonably request.

                   Article 17. EVENTS OF DEFAULT; TERMINATION

         17.1 If any one or more of the following events ("Events of Default") shall happen, then and in any such event, Landlord may give notice to Tenant specifying such Event or Events of Default and stating that this Lease and the Term shall expire and terminate on the date specified in such notice, and on such date, unless such specified Event or Events of Default shall have been cured, this Lease shall terminate and Tenant shall remain liable as hereinafter provided:

                  17.1.1 Tenant defaults in the payment of any Basic Rent payable under this Lease and Tenant does not cure such default within ten (10) days after written notice thereof by Landlord to Tenant; or

                  17.1.2 Tenant shall fail duly to observe or perform any of the other terms, conditions, covenants or agreements required to be observed or performed by it under this Lease and such failure shall continue for a period of twenty (20) calendar days following written notice of such failure by Landlord to Tenant, or, in the case of a default which cannot with due diligence be cured within such period of twenty (20) days, the Tenant fails to proceed with due diligence within such period of twenty (20) days to commence to cure the same and thereafter to prosecute the curing of such default with due diligence, or fails to complete such cure within one hundred ten (110) days after such notice from Landlord.

         17.2 If this Lease shall have been terminated pursuant to Section 17.1, Landlord may enter upon and repossess the Property (said repossession being hereinafter referred to as "Repossession") by summary proceedings or ejectment, and may remove Tenant and all other persons therefrom.

         17.3 From time to time after the Repossession of the Property, Landlord may relet the Property for the account of Tenant in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such terms and for such uses as Landlord may in its reasonable business judgment determine, and may collect and receive the rent therefor. Landlord shall not be responsible or liable for any failure to collect any rent due upon any such reletting. Landlord shall act reasonably to mitigate damages.

         17.4 No termination of this Lease pursuant to Section 17.1 and no Repossession of the Property pursuant to Section 17.2 or otherwise shall relieve Tenant of its obligation to pay Basic Rent or any of its other obligations under this Lease, all of which shall survive any such termination or Repossession.

         17.5 In the event of any such termination or Repossession, whether or not the property shall have been relet, Tenant shall pay to Landlord the Basic Rent and other sums and charges to be paid by Tenant up to the time of such termination or Repossession, and thereafter Tenant, until the end of what would have been the Term in the absence of such termination or Repossession, shall pay to Landlord, as and for liquidated and agreed current damages for Tenant's default, the equivalent of the amount of the Basic Rent and such other sums and charges which would be payable under this Lease by Tenant if this Lease were still in effect, less the net proceeds if any, of any reletting effected pursuant to the provisions of
Section 17.3, after deducting all of Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage and management commissions, operating expenses legal expenses, attorneys' fees alteration costs, and expenses of preparation for such reletting. Tenant shall pay such current damages to Landlord monthly on the days on which the Basic Rent would have been payable under this Lease if this Lease were still in effect, and Landlord shall be entitled to recover the same from Tenant on each such day. At any time after such termination or Repossession, whether or not Landlord shall have collected any current damages as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damages for Tenant's default, an amount equal to the then present value of the excess of the Basic Rent reserved under this Lease from the day of such termination or Repossession for what would be the then unexpired Term if the same had remained in effect, over the then net fair rental value of the Property for the same period, said present value to be arrived at on the basis of reasonable estimates of Landlord as to Basic Rent and net fair rental value, discounted at a rate equal to one percent (1.0%) plus the discount rate at the time of liquidation of the Federal Reserve Bank for the district in which the Property is located.

         17.6 No failure by Landlord to insist upon the strict performance of any term hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term.

         17.7 Tenant may exercise and continue to exercise all of its rights under this Lease upon the occurrence and during the continuance of any default or Event of Default under this Lease up to the point of termination of this Lease and actual Repossession, as defined in Section 17.2, including, but not limited to, the First Offer Right.

                      Article 18. SURRENDER OF THE PROPERTY

         18.1 In the event Tenant does not exercise and fulfill the requirements of the First Offer Right, upon the expiration or sooner termination of this Lease, Tenant shall quit and surrender the Property, in the condition required to be maintained in accordance with this Lease, to Landlord without any payment therefor by Landlord without delay, free and clear of all lettings and occupancies. Upon such expiration or termination of this Lease, any Equipment owned by Tenant which shall remain on the Property after the expiration or termination of this Lease may, at the option of Landlord, be deemed to have been abandoned, and may either be retained by Landlord as its property or be disposed at Tenant's expense or without accountability, as Landlord may see fit, provided that if Landlord shall store or warehouse any such property for any period of time Tenant shall reimburse Landlord for all expenses incurred in connection therewith, which obligation shall survive any such expiration or termination of this Lease.

         18.2     In connection with the surrender of the Property pursuant to
Section 18.1, Tenant shall be entitled to remove on or before the expiration or sooner termination of this Lease, its Equipment and shall leave in place all Alterations.

         18.3 The provisions of this Article 18 shall survive the expiration or sooner termination of this Lease.

                         Article 19. NO MERGER OF TITLE

         There shall be no merger of Tenant's interest in this Lease nor of the leasehold estate created by this Lease with the fee estate in the Property or any part thereof by reason of the fact that the same person may acquire or own or hold, directly or indirectly, (a) Tenant's interest in this Lease or the leasehold estate created by this Lease or any interest therein and (b) the fee estate in the Property or any part thereof or any interest therein, and no such merger shall occur unless and until all persons, if any, then having an interest in, which interest shall have been voluntarily created by the holders of, the ownership interests described in (a) and (b) above, shall join in a written instrument effecting such merger and shall duly record the same.

                           Article 20. QUIET ENJOYMENT

         Landlord covenants that Tenant, upon paying the Basic Rent and all other sums and charges herein provided for and observing and keeping all covenants, agreements and conditions of this Lease on its part to be observed and kept, shall quietly have and enjoy the Property during the Term without disturbance by anyone claiming by, through or under Landlord subject, however, to the exceptions, reservations, and conditions of this Lease.

                       Article 21. PERFORMANCE FOR TENANT

         21.1 If Tenant shall at any time fail to make any payment or perform any act on its part to be made or performed hereunder, then Landlord, after thirty (30) days' (or such longer period as may be reasonably necessary to cure the same) notice to Tenant, except when other notice is expressly provided for in this Lease, and without waiving or releasing Tenant from any obligation of Tenant contained in this Lease, may (but shall be under no obligation to) make such payment or perform such act, and may enter upon the Property for any such purpose, and take all such action thereon as may be necessary therefor.

         21.2 All sums so paid by Landlord and all costs and expenses incurred by Landlord in connection with the performance of any such act, together with interest thereon at a rate equal to the lesser of (a) ten percent (10%) per annum and (b) the maximum rate permitted by law, from the respective dates of Landlord's making of each such payment or incurring of each such cost and expense, and reasonable attorney fees incurred by Landlord in connection therewith or in enforcing its rights hereunder, shall be paid by Tenant to Landlord on demand as additional rent hereunder.

         21.3 The provisions of this Article 21 shall survive the expiration or sooner termination of this Lease.

                               Article 22. NOTICES

         All notices, requests, demands, consents, approvals, and other communications which may or are required to be served or given hereunder (for the purposes of this Article collectively called "Notices") shall be in writing and shall be delivered personally, or sent by nationally recognized overnight delivery service, or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the party to receive such Notice at its address first above set forth. Either party may, by Notice given as aforesaid, change its address for all subsequent Notices, except that neither party may require Notices to it to be sent to more than two addresses. Mailed Notices shall be deemed given when mailed in the manner aforesaid, provided that in the case of a notice of default to Tenant the same shall be deemed given only upon actual receipt by Tenant.

                              Article 23. CONTESTS

         23.1 After written notice to Landlord, Tenant may at its expense contest, by appropriate proceedings conducted in good faith and with due diligence (all such proceedings together with appeals therefrom being hereinafter referred to as "Contests") the amount, validity or application, in whole or in part, of any Tax, mechanics' lien, encumbrance, charge or any other adverse claim for which Tenant is responsible under this Lease (hereinafter collectively "claims") provided that:

                  23.1.1 In the case of an unpaid claim, such Contest shall operate to suspend the collection of the same from Landlord and Tenant therein;

                  23.1.2 Such Contest shall not result in a default under, and shall be permitted by and conducted in accordance with all applicable provisions of, the First Mortgage;

                  23.1.3 Tenant shall have furnished such security, if any, as may be required in the proceedings or requested by the First Mortgagee; and

                  23.1.4 Neither the Property nor any part thereof nor any interest therein shall be, in the reasonable opinion of Landlord, in imminent danger of being forfeited or lost.

         23.2 During the period Tenant carries forward any such Contest in good faith, Tenant shall be relieved from its obligations herein contained to pay the claims, or to clear the liens with respect to which such contest is conducted. If and to the extent Tenant shall not prevail in any such Contest, Tenant shall immediately pay and discharge the claim in question to such extent.

         23.3 All such Contests may be brought by Tenant in the name of Tenant or, if reasonably necessary, in the name of Landlord or Tenant and Landlord, as may be appropriate. Each party agrees to cooperate with the other in such Contests, short of the payment of money with respect thereto, except where this Lease otherwise requires payment. Each party will endorse such pleadings, checks and other documents as will be appropriate to carry out the purposes of this Section 23.3.

                        Article 24. NO WARRANTIES/"AS IS"

         TENANT ACKNOWLEDGES THAT THE PROPERTY WAS CONSTRUCTED AND SELECTED BY TENANT, AND LANDLORD LEASES AND WILL LEASE AND TENANT TAKES AND WILL TAKE THE PROPERTY "AS IS", AND TENANT ACKNOWLEDGES THAT LANDLORD HAS NOT MADE AND WILL NOT MAKE, NOR SHALL LANDLORD BE DEEMED TO HAVE MADE, ANY WARRANTY OR REPRESENTATION, EXPRESS OR

IMPLIED, WITH RESPECT TO ANY OF THE PROPERTY, INCLUDING ANY WARRANTY OR REPRESENTATION AS TO ITS FITNESS FOR USE OR PURPOSE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, OR AS TO VALUE, LOCATION, USE, CONDITION, QUALITY, DESCRIPTION, OR DURABILITY OF OPERATION. THE PROVISIONS OF THIS SECTION 5.4 HAVE BEEN NEGOTIATED, AND THE FOREGOING PROVISIONS ARE INTENDED TO BE A COMPLETE PRECLUSION AND NEGATION OF ANY WARRANTIES BY LANDLORD, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE PROPERTY, ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE.

   Article 25. TENANT'S RIGHT TO CURE LANDLORD'S DEFAULT UNDER FIRST MORTGAGE

         If Landlord shall default in the payment of any monies required to be paid under any First Mortgage or shall fail to perform any other term or provision thereof (provided that the performance of the same is not the obligation of Tenant under this Lease), then, upon twenty (20) days prior written notice to Landlord (except in the case of emergency, when no notice shall be required), Tenant may, but shall not be obligated to, make such payment directly to the First Mortgagee or perform such term or provision and in any such event Tenant shall be entitled to credit the amount of such payment and the cost of such performance against Basic Rent hereunder, and the installments thereof, next coming due hereunder.

                  Article 26. SUBORDINATION AND NON-DISTURBANCE

         Contemporaneously herewith, Tenant and First Mortgagee have entered into a Subordination and Attornment Agreement (With Conditional Non-Disturbance), and the Tenant acknowledges and agrees that such document shall govern the relationship between Tenant and the First Mortgagee (and shall bind the Tenant and all successors and assigns of the Tenant, direct or remote) so long as the Present First Mortgage is in effect. Subsequent to the release of the Present First Mortgage, Tenant agrees that, upon the request of Landlord made in writing, Tenant will subordinate this Lease to any First Mortgage and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that the First Mortgagee shall enter into a binding agreement (the "Non-Disturbance Agreement") with Tenant providing that Tenant shall not be disturbed in its possession of the Property or its rights hereunder terminated or impaired by the First Mortgagee, purchaser at foreclosure or other such party and that this Lease shall continue in full force and effect following any foreclosure thereof or any deed given in lieu thereof, except that this Lease may nonetheless be terminated pursuant to the provisions of this Lease providing for such termination, including without limitation pursuant to Article
17. In the event the First Mortgagee or other purchaser at foreclosure sale succeeds to the interest of Landlord under this Lease, Tenant will automatically become the tenant of and shall be deemed to have attorned to such successor in interest as Landlord under this Lease without change in the terms or provisions of this Lease, provided, however, that such successor in interest shall not be bound by any amendment or modification of this Lease made after Tenant enters into the Non-Disturbance Agreement without the written consent of such First Mortgagee or such successor in interest. Upon written request by such successor in interest, Tenant and such successor shall execute and deliver an instrument or instruments whereby Tenant confirms the attornment herein provided for and in which such successor shall acknowledge its obligations and responsibilities to Tenant under the Lease and, with respect thereto, shall recognize this Lease and the tenancy hereunder of Tenant.

                          Article 27. FIRST OFFER RIGHT

         The First Offer Right expressed in this Article shall terminate in the event of any sale of the Property pursuant to a private power of sale under or judicial foreclosure of the Present First Mortgage or a deed in lieu thereof, unless the First Mortgagee under the Present First Mortgage or other assignee of the fee title in the Property shall expressly agree to be bound thereby.

         27.1 Landlord shall not (a) sell, transfer, assign or otherwise dispose of any partial interest in the Property or any part thereof, (b) sell, transfer, assign or otherwise dispose of any interest in the Property or encumber or pledge the Property or any portion thereof in a manner not permitted under the First Mortgage, or (c) sell, transfer, assign or otherwise dispose of its interest in the Property until at least forty-five (45) days after it has given Tenant written notice (the "Landlord's Notice") as herein provided of its intention to dispose of the Property. The Landlord's Notice shall describe in reasonable detail the selling price (including, if the proposed consideration for such disposition is property other than cash, the Fair Market Value of such property, in Landlord's opinion, as of the date of the notice), and the other terms of such proposed disposition. Tenant shall have and is hereby granted the first right and option ("First Offer Right") to purchase the Property in the manner, at the price and on the terms provided in the Landlord's Notice.

         27.2 The First Offer Right may be exercised by Tenant by giving notice to Landlord at any time within forty-five (45) days after receipt of the Landlord's Notice.

         27.3 The purchase price for the Property pursuant to exercise of the First Offer Right shall be the price stated in the Landlord's Notice as the price at which Landlord proposes to sell, transfer or assign the Property; provided that (a) if all or any part of the proposed consideration for said sale, transfer or assignment is property other than cash, such portion of the purchase price to be paid by Tenant shall be based on the Fair Market Value of said property as of the date of the Notice to be determined by appraisal in accordance with Article 28 below, and (b) if the Property is being disposed of together with other land or property, then Tenant may elect to have the consideration payable by it for the Property equal the Fair Market Value of such interest as of the date of the Landlord's Notice to be determined by appraisal in accordance with the procedure provided in Article 28 below.

         27.4 Contemporaneously with giving the Landlord's Notice, Landlord shall provide a title insurance commitment for the Property with a then-current effective date. If such commitment reflects any matter affecting title to the Property in addition to the Permitted Exceptions (other than this Lease and any encumbrances created on or after the date hereof by Tenant or those claiming by, through or under Tenant or with Tenant's consent), then Tenant may give Landlord written notice of such matter. If Tenant gives Landlord such notice, Landlord use reasonable efforts to cause such matter to be removed and corrected of record within said thirty (30) days of receipt of Tenant's notice. If Landlord fails to do so within said thirty (30) days,

Tenant may at its option (a) attempt to cause such encumbrances to be removed,
(b) proceed to close without waiving any rights to damages hereunder, or (c) terminate the agreement formed by exercise of the First Offer Right by giving written notice thereof to Landlord, without such termination releasing Landlord from liability for damages hereunder. If Tenant elects alternative (a) above, closing shall be postponed until the encumbrances in question are removed and, if Tenant is unable within a further period of sixty (60) days to cause such encumbrances to be removed, Tenant may then elect either alternative (b) or (c) above. Landlord and Tenant hereby agree that the Term after the closing shall be extended as may be necessary to accommodate both Landlord's and Tenant's cure periods and the appraisal process provided in Article 28, as applicable. No such postponement shall alter the purchase price. All costs and expenses incurred by Tenant in causing or attempting to cause such encumbrances to be removed, including reasonable attorneys fees, shall be payable by Landlord.

         27.5 Subject to postponement pursuant to Section 27.4, Landlord shall convey the Property to Tenant on the first business day occurring thirty
(30) days after the date Tenant exercises the First Offer Right at Landlord's main offices. The deed shall be in the usual, proper limited warranty form for recording and registration, subject only to Permitted Exceptions and the other matters permitted pursuant to Section 27.4, and shall be accompanied by all documents necessary to allow the deed to be recorded. Landlord shall pay any state deed tax or revenue stamps or other transfer tax. Landlord shall pay any prepayment penalty or provision payable under the First Mortgage if the First Mortgage is satisfied in connection with the closing. Tenant shall pay any assumption fee payable under the First Mortgage in connection with such closing if Tenant assumes the First Mortgage. The purchase price (less the unpaid principal balance of the First Mortgage if assumed (subject to the terms thereof) by Tenant at the closing) shall be payable by wire transfer or other readily available funds. This Lease and all of the terms and provisions hereof shall remain in full force and effect until the purchase has closed, except as otherwise provided herein. Notwithstanding anything to the contrary in this
Article 27, to the extent Tenant (subject to the terms of the First Mortgage) does not assume the First Mortgage, Landlord shall discharge the First Mortgage and all documents and agreements associated therewith at the closing.

         27.6 If Tenant fails to exercise the First Offer Right within the forty-five (45) day period provided in Section 27.2, Landlord shall be free to sell the Property free from the First Offer Right but subject to this Lease on the same price and terms provided in the Landlord's Notice for a period of one hundred eighty (180) days following the expiration of such forty-five (45) day period. If Landlord does not close upon the transfer of the Property within such one hundred eighty (180) day period on substantially the same terms as those provided in the Landlord's Notice, then the First Offer Right shall revive and Landlord shall be obligated to re-offer the Property to Tenant in accordance with Section 27.1 prior to any sale, transfer or disposition of the same. As used in this Section 27.6, "substantially the same" terms shall mean that the purchase price pursuant to which Landlord proposes to sell the Property is not less than ninety-five percent (95%) of that provided in the Landlord's Notice and the terms are otherwise the same terms as provided in the Landlord's Notice. Tenant shall, within five (5) days after Landlord's request therefore, deliver an instrument in form reasonably satisfactory to Landlord confirming the provisions of this Section 27.6, but no such instrument shall be necessary to make the provisions hereof effective.

         27.7 If Tenant does not timely exercise its First Offer Right and the Property is transferred to a third party, Tenant will attorn to such third party as Landlord so long as such third party and Landlord notify Tenant in writing of such transfer.

         27.8 Notwithstanding anything to the contrary contained herein, the provisions of this Article 27 shall not apply to or prohibit the following:

                  27.8.1 The giving or granting of the First Mortgage;

                  27.8.2 Any sale of the Property pursuant to a private power of sale under or judicial foreclosure of the First Mortgage;

                  27.8.3 Any transfer of Landlord's interest in the Property to First Mortgagee in lieu of foreclosure of the First Mortgage; or

                  27.8.4 Any Taking.

         27.9 If any payment of Basic Rent or any other sums payable by Tenant under this Lease remain outstanding on the closing date, then Landlord may add to the purchase price for the Property the amount of such additional obligations. Any prepaid obligations paid to Landlord shall be prorated as of the closing date, and the prorated unapplied balance shall be deducted from the purchase price due to Landlord.

         27.10 The First Offer Right herein granted to Tenant is a continuing right of first offer and shall apply as often as any then holder of any part of the Landlord's interest hereunder (including, but not limited to, any such holder who or which shall have acquired its interest in a disposition to which the First Offer Right applied but was not exercised) shall make or propose to make a sale, transfer, conveyance or other disposition of all or any part of the Property or any interest therein during the Term of this Lease.

         27.11 The provisions of this Article 27 shall apply to any sale, transfer, assignment or other disposition of any membership or other interest in Landlord which result in a change of control (as defined in Section 15.1) of Landlord in the same manner as to a transfer of title to the Property.

         27.12 Notwithstanding anything to the contrary herein, Tenant acknowledges and agrees that the First Offer Right is subject to the terms and conditions of the Present First Mortgage.

                              Article 28. APPRAISAL

         28.1 Whenever Fair Rental Value is to be determined by appraisal in accordance with this Lease, the parties shall proceed as follows:

                  28.1.1 Landlord and Tenant shall make good faith efforts to reach agreement as to the Fair Rental Value within the thirty (30) days following the date of the event which gave rise to the need for such determination. Authorized representatives of Landlord and Tenant shall meet at least once during that period. If they reach agreement as to the Fair

         Rental Value they shall put the same in writing and it shall then be binding on both parties for the purposes for which determined.

                  28.1.2 If Landlord and Tenant do not reach agreement as to the Fair Rental Value within the time permitted in Section 28.1.1 above, each party will choose a person with at least ten (10) years experience as a real estate appraiser in the ________________ County, __________ area who shall be a member in good standing of the American Institute of Real Estate Appraisers (or successor organization or, if no such organization exists, then persons of similar professional qualifications) and given notice of the name and address of such person to the other within thirty (30) days after the period for reaching agreement in subparagraph (a) has expired. Those two persons shall within fifteen (15) days select a third appraiser who has the minimum qualifications set forth above for the first two appraisers. If either party does not designate an appraiser within the prescribed thirty (30) day period, or if the two appraisers do not select a third appraiser within the prescribed fifteen (15) day period, the second or third appraiser, or both, as the case may be, shall be appointed by the president of the _____________ chapter of the American Institute of Real Estate Appraiser (or successor organization, or, if no such organization exists, any judge of a court of general jurisdiction in ______________ County, _______). The three persons (the "Experts") shall, after initially consulting each other, make a determination of the Fair Rental Value as expeditiously as possible thereafter and in any event within thirty (30) days after the selection of the third Expert. The determination of the experts shall be made as follows:

                  28.1.1.1 Each Expert will independently determine the Fair Rental Value and then all will meet and simultaneously disclose to the others their respective determinations.

                  28.1.1.2 If neither the highest nor the lowest determination differs from the middle determination by more than ten percent (10%) of such middle determination, then the Fair Rental Value shall be the average of all three determinations.

                  28.1.1.3 If Section 28.1.1.2 does not apply, then the Fair Rental Value shall be the average of the two determinations that are closest by dollar value.

                  28.1.1.4 The Experts shall promptly notify Landlord and Tenant of each of their separate determinations and the resulting Fair Rental Value. Judgment upon any appraisal decision rendered in accordance with the procedure may be entered by any Court having jurisdiction thereof. The determination of the Fair Rental Value pursuant to this procedure shall be final, binding and conclusive upon Landlord and Tenant.

                              Article 29. EQUIPMENT

         29.1 The following property (collectively, "Equipment"), whether or not located in or on the Property or Improvement, does not constitute a portion of the Property and shall at all times during and after the Term be the property of Tenant:

                  29.1.1 All items of personal property, equipment and fixtures in the Property, and whether or however attached to the Building, at any time that are necessary, incidental or convenient to the business from time to time conducted at the Property, including, without limitation, exercise equipment, kitchen equipment and furnishings, work stations, portable or movable partitions, receptionist desks, millwork, credenzas, computer installations (including computers, computer hardware, raised flooring, freestanding supplemental air conditioning or cooling systems therefor), communications systems and equipment, financial services equipment (such as ATM's), safes, safe doors, bulletin boards, book shelves and file cabinets, BUT EXCLUDING central HVAC and other building systems (other than telecommunications equipment, which shall be deemed the personal property of Tenant), walls (other than demountable walls or partitions), doors, trim, floor and wall coverings, ceiling lights and tile, window shades and the like;

                  29.1.2 All furniture, inventory, machinery, racking, shelving, and other personal property;

                  29.1.3 Any personal property, equipment or fixtures which is either not owned by Landlord or Tenant or is on consignment to Tenant, including any personal property owned by Tenant's, subtenant's, employees or invitees;

                  29.1.4 All signs and other forms of business identification;
         and

                  29.1.5 Any other items of personal property whatsoever.

         29.2 Tenant shall have the right in its sole and absolute discretion from time to time to install, alter, remove and/or replace such Equipment as it shall deem to be useful or desirable in connection with its business in the Property. Tenant shall repair any damage that occurs to the property in connection with the removal and/or replacement of any of the Equipment, whether such removal occurs during or at the end of the term of this Lease. Tenant further shall have the right to enter into such agreements and assignments with respect to the Equipment as Tenant in its sole discretion shall deem advisable, including financing and similar arrangements.

         29.3 Landlord shall execute such landlord consents and other agreements as shall be reasonably requested by Tenant in connection with any such agreements and arrangements. Landlord hereby waives each and every right which Landlord now has or may hereafter have under Legal Requirements or by the terms of any agreement now in effect or hereafter exercised by Landlord or Lender to levy or distrain upon any of the Equipment for rent or to claim or assert title to any of the Equipment.

                            Article 30. MISCELLANEOUS

         30.1 In any case under this Lease which requires that a consent or approval may not be unreasonably withheld, such consent or approval shall be acted on promptly and without unreasonable delay.

         30.2 If any term of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term shall not be affected thereby. This Lease may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the then owners of the Landlord and Tenant interests herein. This Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. The headings of this Lease are for purposes of reference only and shall not limit or define the meaning hereof. This Lease may be executed in any number of counterparts, each of which is an original, but all of which shall constitute one instrument.

         30.3 This Agreement has been made under the laws of the State of __________ and the same will control its interpretation.

                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                                    [LTF USA/MINNESOTA/MICHIGAN
                                                    REAL ESTATE, LLC]
                                                    Landlord

                                                    By: ________________________
                                                     Its: ______________________

                                                    LIFE TIME FITNESS, INC.
                                                    Tenant

                                                    By: ________________________
                                                     Its: ______________________

                                    EXHIBIT A

                            Legal Description of Land

                                    EXHIBIT B

                              Permitted Exceptions

                                             EXHIBIT 11.1(a) TO CREDIT AGREEMENT
                                                       DATED AS OF JULY 19, 2001

                            AVAILABILITY CERTIFICATE

         This Availability Certificate is made and delivered by ___________ in his/her capacity as a Responsible Officer of LIFE TIME FITNESS, Inc., a Minnesota corporation (the "Borrower") pursuant to the requirements of Section 4.2(d)(i) of that certain Second Amended and Restated Credit Agreement, dated as of July 19, 2001, by and among Borrower and Antares Capital Corporation, as agent ("Agent") for the Lenders (as defined therein) (as it may be amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein are used with the meanings given such terms in the Credit Agreement.

         The individual executing this Availability Certificate is a Responsible Officer of the Borrower and is duly authorized to execute and deliver this Availability Certificate on behalf of the Borrower. The undersigned hereby certifies to the Agent that:

                  (a) the undersigned is familiar with the terms of the Credit Agreement;

                  (b) delivered to the Agent concurrently with this Certificate are the financial statements required by Section 4.1(b) of the Credit Agreement, which financial statements have been prepared in accordance with GAAP on a consistent basis and present fairly the financial position and results of operations of the entities covered by such financial statements at the dates thereof and for the indicated periods then ended;

                  (c) Availability as of the date hereof is $____________

         IN WITNESS WHEREOF, the undersigned has executed this Availability this ___ day of _______________, 200_.

                                                 LIFE TIME FITNESS, INC.

                                                 By:____________________________
                                                 Name:__________________________
                                                 Title:_________________________

                                             EXHIBIT 11.1(b) TO CREDIT AGREEMENT
                                                       DATED AS OF JULY 19, 2001

                           FORM OF NOTICE OF BORROWING

Antares Capital Corporation
311 South Wacker Drive
Chicago, Illinois 60606
Attn: __________________

Ladies and Gentlemen:

         The undersigned does hereby certify that (s)he is authorized to execute and deliver this Notice of Borrowing on behalf of LIFE TIME FITNESS, Inc., a Minnesota corporation ("Borrower"). This Notice of Borrowing is given to Antares Capital Corporation, as agent ("Agent") for all Lenders pursuant to Section 1.5 of that certain Second Amended and Restated Credit Agreement dated as of July 19, 2001, by and among Borrower and Agent for the Lenders (as defined therein) (as amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

         Subject to the terms and conditions of the Credit Agreement and all other Loan Documents not otherwise identified herein, please advance Borrower the funds as requested below:

         1. The proposed funding date shall be ______________, ____.

         2. The proposed amount of the Borrowing shall be $____________, which will be in the form of a Revolving Loan. The undersigned hereby certifies that the aggregate amount of all outstanding Revolving Loans, plus the amount of the Borrowing hereby requested, plus the outstanding Letter of Credit Participation Liability will not exceed the Maximum Revolving Loan Balance.

         3. The undersigned hereby certifies that the requested Borrowing will be a (check one):

                  [ ]      Working Capital Borrowing
                  [ ]      Project Investment Borrowing
                  [ ]      Leasehold Improvement Project Borrowing
                  [ ]      Excess Project Investment Borrowing

         4. The requested Revolving Loan will initially be of the following type (check one):

                  [ ]      a Base Rate Loan
                  [ ]      a LIBOR Rate Loan

                                    11.1(b)-1

         5. If the requested Revolving Loan will be a LIBOR Rate Loan, the Interest Period initially applicable to the Revolving Loan will be (check one, if applicable):

                  [ ]      one month
                  [ ]      two months
                  [ ]      three months
                  [ ]      six months

         6. If the requested Revolving Loan will be a Project Investment Borrowing, a Leasehold Improvement Project Borrowing, or an Excess Project Investment Borrowing, specify below (or on an attached sheet) the expected uses of the requested Revolving Loan by reference to the cost categories contained in the Good Faith Project Budget submitted for the applicable Project:

         7. If the requested Revolving Loan will be an Excess Project Investment Borrowing, attach to this Notice of Borrowing (a) a narrative explanation of any variation between the costs incurred or expected to be incurred on the Project related to this requested Revolving Loan and the costs estimated for the Project in its Good Faith Project Budget, and (b) all invoices, certificates of completion, bills of sale and other documents as the Agent may require (following inquiry) to evidence the use and application of the requested Revolving Loan.

         The undersigned does hereby further certify in his (her) capacity as indicated below that no Default or Event of Default has occurred and is continuing under the Credit Agreement, or would result from the making of the Loan requested hereby, and that the other conditions precedent set forth in
Section 2.2 of the Credit Agreement are satisfied as of the date hereof.

         Please deposit the funds requested hereby into Borrower's account as provided in Section 1.5(d) of the Credit Agreement.

Dated: ________________, ____

                                            Very truly yours,

                                            LIFE TIME FITNESS, INC.

                                            By:_________________________________
                                            Printed Name:_______________________
                                            Title:______________________________

                                    11.1(b)-2

                                             EXHIBIT 11.1(c) TO CREDIT AGREEMENT
                                                       DATED AS OF JULY 19, 2001

                    FORM OF NOTICE OF CONVERSION/CONTINUATION

Antares Capital Corporation
311 South Wacker Drive
Chicago, Illinois 60606
Attn: __________________

Ladies and Gentlemen:

         The undersigned does hereby certify that he is authorized to execute and deliver this Notice of Conversion/Continuation on behalf of LIFE TIME FITNESS, Inc., a Minnesota corporation ("Borrower"). This Notice of Conversion/Continuation is given to Antares Capital Corporation, as agent ("Agent") for all Lenders pursuant to Section 1.6 of that certain Second Amended and Restated Credit Agreement dated as of July 19, 2001 (as amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement") by and among Borrower and Agent for the Lenders (as defined therein). All capitalized terms used but not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

         Subject to the terms and conditions of the Credit Agreement and all other Loan Documents not otherwise identified herein, please:

         convert for the benefit of Borrower, on _______________, ____, $______________ of the $_____________ outstanding principal amount _________ Loan, currently a ____ Rate Loan, into a ____ Rate Loan; in the case of conversion to a LIBOR Rate Loan, such Loan shall have an Interest Period of ____ months; or

         continue for the benefit of Borrower, on ______________, ____, $______________ of the $_____________ outstanding principal amount _________ Loan, currently a LIBOR Rate Loan, for an additional Interest Period of ____ months.

         The undersigned does hereby further certify in his capacity as indicated below that no Default or Event of Default has occurred and is continuing under the Credit Agreement, or would result from the conversion/continuation requested hereby.

Dated: ________________, ____

                                             Very truly yours,

                                             LIFE TIME FITNESS, INC.

                                             By:________________________________
                                             Title:_____________________________

                                    11.1(c)-1

                                             EXHIBIT 11.1(d) TO CREDIT AGREEMENT
                                                       DATED AS OF JULY 19, 2001

                                 REVOLVING NOTE

$                                                                  July 19, 2001

         FOR VALUE RECEIVED, the undersigned, LIFE TIME FITNESS, INC., a Minnesota corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ____________________________ ("Lender"), at the office of the Agent at 311 South Wacker Drive, Chicago, Illinois 60606, or at such other place as the Agent or the Lender may from time to time designate to the Borrower in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of _________________________ ($____________)
or, if different, the aggregate unpaid principal amount of all advances made to the Borrower by the Lender pursuant to subsection 1.1(a) of the Credit Agreement (as hereinafter defined), at such times as are specified in and in accordance with the provisions of the Credit Agreement.

         This Amended and Restated Revolving Note is referred to in and is executed and delivered pursuant to and evidences obligations of the Borrower under that certain Second Amended and Restated Credit Agreement dated as of July 19, 2001, by and among the Borrower, Antares Capital Corporation, as Agent, BNP Paribas and the Lenders thereunder (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid and for a statement of the Lenders' remedies upon the occurrence of an Event of Default as defined therein. This Amended and Restated Revolving Note is issued pursuant to a decrease in the revolving credit facility and the addition of BNP Paribas as a Lender under the Credit Agreement. No indebtedness evidenced by any prior revolving note which is amended or restated hereby is or shall be deemed to be repaid by the issuance of this Amended and Restated Revolving Note. Capitalized terms used but not otherwise defined herein are used in this Amended and Restated Revolving Note as defined in the Credit Agreement.

         The Borrower further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at the rate from time to time applicable to the Revolving Loan as determined in accordance with the Credit Agreement; provided, that upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on the outstanding principal balance of this Amended and Restated Revolving Note at the rate of interest applicable upon the occurrence and during the continuance of an Event of Default as determined in accordance with the Credit Agreement. Prior to maturity, interest shall be payable in arrears on each Interest Payment Date. Interest shall also be payable at maturity. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

                                    11.1(d)-1

         Except as otherwise provided in the Credit Agreement, if a payment hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the applicable rate specified above.

         In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied or refunded in accordance with the terms of the Credit Agreement.

         The Agent shall have the exclusive right to apply and to reapply any and all payments hereunder against the Obligations of the Borrower in such manner, consistent with the Credit Agreement, as the Agent deems advisable.

         The Borrower hereby waives demand, presentment and protest, and notice of demand, presentment, protest and nonpayment. Except as otherwise provided in the Credit Agreement and the other Loan Documents, the Borrower also waives all rights to notice and hearing of any kind upon the occurrence of an Event of Default prior to the exercise by the Agent, on behalf of the Lenders, of its right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

         THIS AMENDED AND RESTATED REVOLVING NOTE SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS. WHENEVER IN THIS AMENDED AND RESTATED REVOLVING NOTE REFERENCE IS MADE TO THE AGENT, THE LENDERS OR THE BORROWER, SUCH REFERENCE SHALL BE DEEMED TO INCLUDE, AS APPLICABLE, REFERENCE TO THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE PROVISIONS OF THIS AMENDED AND RESTATED REVOLVING NOTE SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF SUCH SUCCESSORS AND ASSIGNS, INCLUDING, WITHOUT LIMITATION, ANY RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION OF OR FOR THE BORROWER.

                                         LIFE TIME FITNESS, INC.

                                         By: ___________________________________
                                               Bahram Akradi, President

                                    11.1(d)-2

                                             EXHIBIT 11.1(e) TO CREDIT AGREEMENT
                                                       DATED AS OF JULY 19, 2001

                         AMENDED AND RESTATED TERM NOTE

$                                                                  July 19, 2001

         FOR VALUE RECEIVED, the undersigned, LIFE TIME FITNESS, INC., a Minnesota corporation (the "Borrower"), hereby unconditionally promises to pay to the order of ____________________ ("Lender"), at the office of the Agent at 311 South Wacker Drive, Chicago, Illinois 60606, or at such other place as the Agent or the Lender may from time to time designate to the Borrower in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of ____________________ ($____________), in a single installment on the Revolving Termination Date.

         This Amended and Restated Term Note is referred to in and is executed and delivered pursuant to and evidences obligations of the Borrower under that certain Second Amended and Restated Credit Agreement dated as of July 19, 2001, by and among the Borrower, Antares Capital Corporation, as Agent, BNP Paribas and the Lenders thereunder (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Credit Agreement"), to which reference is hereby made for a statement of the terms and conditions under which the Loan evidenced hereby are made and are to be repaid and for a statement of the Lenders' remedies upon the occurrence of an Event of Default as defined therein. This Amended and Restated Term Note is issued pursuant to a decrease in the aggregate outstanding, principal amount of the Term Loan under the Credit Agreement. No indebtedness evidenced by any prior term note which is amended and restated hereby is or shall be deemed to be repaid by the issuance of this Amended and Restated Term Note. Capitalized terms used but not otherwise defined herein are used in this Amended and Restated Term Note as defined in the Credit Agreement.

         The Borrower further promises to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full hereof at the rate from time to time applicable to the Loan as determined in accordance with the Credit Agreement; provided, that upon the occurrence and during the continuance of an Event of Default, the Borrower shall pay interest on the outstanding principal balance of this Amended and Restated Term Note at the rate of interest applicable to the Loans upon the occurrence and during the continuance of an Event of Default as determined in accordance with the Credit Agreement. Prior to maturity, interest shall be payable in arrears on each Interest Payment Date. Interest shall also be payable at maturity. From and after the date when the principal balance hereof becomes due and payable, whether by acceleration or otherwise, interest hereon shall be payable on demand. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

         Except as otherwise provided in the Credit Agreement, if a payment hereunder becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and interest shall be payable thereon during such extension at the applicable rate specified above.

                                    11.1(e)-1

         In no contingency or event whatsoever shall interest charged hereunder, however such interest may be characterized or computed, exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have received interest hereunder in excess of the highest rate applicable hereto, such excess shall be applied or refunded in accordance with the terms of the Credit Agreement.

         The Agent shall have the exclusive right to apply and to reapply any and all payments hereunder against the Obligations of the Borrower in such manner, consistent with the Credit Agreement, as the Agent deems advisable.

         The Borrower hereby waives demand, presentment and protest, and notice of demand, presentment, protest and nonpayment. Except as otherwise provided in the Credit Agreement and the other Loan Documents, the Borrower also waives all rights to notice and hearing of any kind upon the occurrence of an Event of Default prior to the exercise by the Agent, on behalf of the Lenders, of its right to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

         THIS AMENDED AND RESTATED TERM NOTE SHALL BE DEEMED TO HAVE BEEN MADE AT CHICAGO, ILLINOIS AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS. WHENEVER IN THIS AMENDED AND RESTATED TERM NOTE REFERENCE IS MADE TO THE AGENT, THE LENDERS OR THE BORROWER, SUCH REFERENCE SHALL BE DEEMED TO INCLUDE, AS APPLICABLE, REFERENCE TO THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. THE PROVISIONS OF THIS AMENDED AND RESTATED TERM NOTE SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF SUCH SUCCESSORS AND ASSIGNS, INCLUDING, WITHOUT LIMITATION, ANY RECEIVER, TRUSTEE OR DEBTOR IN POSSESSION OF OR FOR THE BORROWER.

                                            LIFE TIME FITNESS, INC.

                                            By:_________________________________
                                                Bahram Akradi, President

                                    11.1(e)-2

                                             EXHIBIT 11.1(f) TO CREDIT AGREEMENT
                                                       DATED AS OF JULY 19, 2001

                             RENT RESERVE AGREEMENT

         THIS RENT RESERVE AGREEMENT is made this 19th day of July, 2001 (the "Agreement"), by and between LIFETIME FITNESS, INC., a Minnesota corporation ("Borrower") and ANTARES CAPITAL CORPORATION, a Delaware corporation ("Agent") in its capacity as Agent for the Lenders.

                                   WITNESSETH

         WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement dated as of November 18, 1997 (the "Original Credit Agreement"), as amended and restated in that certain Amended and Restated Credit Agreement dated as of October 11, 2001 (as amended prior to the date hereof, the "Amended and Restated Credit Agreement") pursuant to which the Lenders have agreed to make loans and other financial accommodations available to Borrower; and

         WHEREAS, Borrower has requested that Agent and the Lenders agree to amend the Amended and Restated Credit Agreement in certain respects and pursuant thereto Borrower, Agent and the Lenders are entering into that Second Amended and Restated Credit Agreement dated as of the date hereof by and among Borrower, Agent and the Lenders (the same, as it may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to as the "Credit Agreement"), and the execution and delivery by Borrower of this Agreement is a condition precedent to the agreement of Agent and the Lenders to make extensions of credit to Borrower under the Credit Agreement; and

         NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

         2. Rent Reserve.

                  (a) On July 31, 2001, Borrower shall deposited with Agent the sum of $1,500,000 in an interest bearing account, which account is pledged to Agent (the "Rent Reserve Account"). All interest on such account shall constitute income of the Borrower.

                  (b) On August 31, 2001 and September 28, 2001, Borrower shall make deposits into the Rent Reserve Account, in amounts equal to $1,200,000.

                  (c) At each time after the Effective Date that any real Property of the Borrower or any of its Subsidiaries becomes an Additional TIAA Property, the Borrower shall promptly (and in any event within two Business Days) cause the amount on deposit

                                    11.1(f)-1
         in the Rent Reserve Account to be increased by an amount equal to five
         (5) months of the required payments of principal and interest applicable to such Additional TIAA Property.

                  (d) The Borrower shall cause the amount on deposit in the Rent Reserve Account to be at least equal to five (5) months of the required payments of principal, interest and real estate tax escrow payments applicable to all outstanding TIAA Facilities, which amount shall be subject to increase (or decrease) from time to time upon increase (or decrease) of the TIAA Facilities (the "Rent Reserve Target Balance").

         3. Security Interest. To secure the payment, performance and observance of the Obligations, the Borrower hereby grants to Agent, for the benefit of Agent and Lenders, a continuing security interest in, right of setoff against, and an assignment to Agent of, all right, title and interest of the Borrower in
(a) the Rent Reserve Account, (b) all funds on deposit in the Rent Reserve Account, (c) all proceeds of the funds on deposit in the Rent Reserve Account, and (d) all replacements and substitutions of the funds in the Rent Reserve Account. Pursuant to this Agreement, the Borrower has granted to Agent a direct security interest in the aforesaid and such does not claimed them as proceeds of other Collateral. Until expended or applied as provided below, all of the aforesaid shall constitute additional security for the Obligations.

         4. Use of Funds.

                  (a) If no Default or Event of Default has occurred and is continuing and the Rent Reserve Account exceeds the Rent Reserve Target Balance, then upon Borrower's written request to Agent, Agent shall deliver to the Borrower such excess.

                  (b) The Agent may, at any time or from time to time, with or without notice, apply funds in the Rent Reserve Account for the payment of rent under the TIAA Subsidiary Leases, or other obligations of the TIAA Subsidiaries under the TIAA Financing Agreement.

                  (c) After the occurrence and during the continuation of any Event of Default, the Agent may, at any time or from time to time, with or without notice, apply funds in the Rent Reserve Account to the payment of the Obligations.

         5. Representations and Warranties. The Borrower represents and warrants to Agent and to each Lender that this Agreement is the legally valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally.

         6. Events of Default. An "Event of Default" shall occur under this Agreement upon the occurrence of (a) a breach of Borrower of any of the covenants, agreements, representations, warranties or other provisions hereof or
(b) any other Event of Default described in the Loan Documents.

         7. Care of Account. The Agent shall exercise reasonable care in the custody and preservation or any funds held in the Rent Reserve Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which

                                    11.1(f)-2
the Agent accords to its own property, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any such funds in the Rent Reserve Account.

         8. Remedies Cumulative. In addition to all rights and remedies give to Agent by this Agreement, Agent shall have all other rights and remedies of a secured party under the UCC and any other Loan Document.

         9. Further Assurances. Borrower will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable, or that Agent may request, in order to create, perfect and protect any security interests granted or purported to be granted hereby or pursuant to any other Loan Document or to enable Agent to exercise and enforce its rights and remedies hereunder, or under any other Loan Document with respect to any Collateral.

         10. Miscellaneous.

                  (a) Notices. All notices, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Credit Agreement.

                  (b) Successors and Assigns. This Agreement is for the benefit of Agent and Lenders and their successors and assigns, and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the Obligations so assigned, maybe transferred with such Obligations. This Agreement shall be binding on the Borrower and its successors and assigns; provided that Borrower may not delegate its obligations under this Agreement Without Agent's prior written consent.

                  (c) Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders, the Borrower and acknowledged by the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

                  (d) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

                  (e) Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or any other right, power or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                                    11.1(f)-3

                  (f) Heading. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  (h) Survival. All representations and warranties of The Borrower contained in this Agreement shall survive the execution and delivery of this Agreement.

                  (i) Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement, any instrument or agreement required hereunder or any other Loan Document.

                  (j) No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders and the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Agent nor any Lender shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

       [Balance of page intentionally left blank; signature page follows.]

                                    11.1(f)-4

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                        LIFE TIME FITNESS, INC.

                                        By:_____________________________________
                                            Bahram Akradi, President
                                        Borrower's FEIN: 41-1689746

                                        ANTARES CAPITAL CORPORATION, as Agent
                                        and as a Lender

                                        By:_____________________________________
                                            Barry N. Shear, Managing Director

                                    11.1(f)-5